Exhibit 10.1 EXECUTION VERSION ================================================= 1166 LLC LANDLORD AND FTI CONSULTING, INC. TENANT AMENDED AND RESTATED L E A S E DATED: as of October 26, 2020 Demised Premises: Entire 14th, 15th and 16th Floors 1166 Avenue of the Americas New York, New York 10036 ================================================= NY 78267766v2

TABLE OF CONTENTS

		Page
ARTICLE 1.	DEFINED TERMS; DEMISE OF PREMISES	2
ARTICLE 2.	COMMENCEMENT OF LEASE TERM; LANDLORD'S WORK & CONTRIBUTION	7
ARTICLE 3.	RENT	15
ARTICLE 4.	USE	17
ARTICLE 5.	ALTERATIONS; LIENS; TENANT'S PROPERTY	21
ARTICLE 6.	REPAIRS AND MAINTENANCE	32
ARTICLE 7.	COMPLIANCE WITH LAW	35
ARTICLE 8.	INSURANCE	38
ARTICLE 9.	FIRE OR CASUALTY	41
ARTICLE 10.	ASSIGNMENT AND SUBLETTING	44
ARTICLE 11.	NON-LIABILITY; INDEMNIFICATION; ARBITRATION	56
ARTICLE 12.	CONDEMNATION	59
ARTICLE 13.	ACCESS; BUILDING NAME	60
ARTICLE 14.	BANKRUPTCY	63
ARTICLE 15.	DEFAULTS, REMEDIES, DAMAGES	64
ARTICLE 16.	CURING TENANT'S DEFAULTS; REIMBURSEMENT	67
ARTICLE 17.	QUIET ENJOYMENT	68
ARTICLE 18.	BUILDING SERVICES	68
ARTICLE 19.	TAXES; OPERATING EXPENSES	73
ARTICLE 20.	ELECTRICITY	83
ARTICLE 21.	BROKER	88
ARTICLE 22.	SUBORDINATION; NON-DISTURBANCE	88
ARTICLE 23.	ESTOPPEL CERTIFICATE; DELIVERY OF FINANCIALS	91
ARTICLE 24.	LEGAL PROCEEDINGS	92
ARTICLE 25.	SURRENDER	93
ARTICLE 26.	RULES AND REGULATIONS	94
ARTICLE 27.	PERSONS BOUND	94
ARTICLE 28.	NOTICES	95
ARTICLE 29.	PARTNERSHIP TENANT	96
ARTICLE 30.	NO WAIVER; ENTIRE AGREEMENT	96
ARTICLE 31.	MISCELLANEOUS PROVISIONS	97
ARTICLE 32.	INABILITY TO PERFORM; SEVERABILITY	105
ARTICLE 33.	INTENTIONALLY OMITTED	105
ARTICLE 34.	RENEWAL OPTIONS	105

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ARTICLE 35. RIGHT OF FIRST OFFER ........................................................................................................... 108 ARTICLE 36. ADDITIONAL COVENANTS ..................................................................................................... 112 ARTICLE 37. COUNTERPARTS ....................................................................................................................... 112 ARTICLE 38. RIGHTS OF EXPANSION AND FIRST REFUSAL................................................................... 113 ARTICLE 39. PARKING SPACES ..................................................................................................................... 117 ARTICLE 40. ENERGY EFFICIENCY .............................................................................................................. 118 SCHEDULE 1 – Additional Provisions.................................................................................................................. S-1-1 EXHIBIT “A” – Floor Plans...................................................................................................................................... A-1 EXHIBIT “B” – Form of Commencement Date Agreement ..................................................................................... B-1 EXHIBIT “C” – Landlord’s Work ............................................................................................................................ C-1 EXHIBIT “C-1” – Landlord’s Additional Work .................................................................................................... C-1-1 EXHIBIT “D” – Description of Land ........................................................................................................................ D-1 EXHIBIT “E” – Cleaning Specifications .................................................................................................................. E-1 EXHIBIT “F” – Rules and Regulations ..................................................................................................................... F-1 EXHIBIT “G” – Base Building HVAC Specifications ............................................................................................. G-1 EXHIBIT “H-1” – Tenant’s Exterior Sign ............................................................................................................ H-1-1 EXHIBIT “H-2” – Signage Criteria....................................................................................................................... H-2-1 EXHIBIT “I” – Form of Board SNDA ...................................................................................................................... I-1 EXHIBIT “J” – Form of Mortgagee SNDA ............................................................................................................... J-1 EXHIBIT “K” – Form of Subtenant SNDA .............................................................................................................. K-1 EXHIBIT “L” – Approved Contractor List ............................................................................................................... L-1 EXHIBIT “M” – Fire Stairs Specifications .............................................................................................................. M-1 EXHIBIT “N” – Telecom Riser Space ...................................................................................................................... N-1 EXHIBIT “O” – Form of Board Consent .................................................................................................................. O-1 EXHIBIT “P” – ROFR Space .................................................................................................................................... P-1 EXHIBIT “Q” – Quality Standards ........................................................................................................................... Q-1 EXHIBIT “R” – Competitor Firms ............................................................................................................................ R-1 EXHIBIT “S” – Amenity Space ................................................................................................................................ S-1 EXHIBIT “T” – Upper Floor Offer Space ................................................................................................................. T-1 - ii - NY 78267766v2

INDEX OF DEFINED TERMS TERM SECTION 14th Floor Unit ................................................................................................................................. Exhibit I, Recitals 15th Floor Unit ................................................................................................................................. Exhibit I, Recitals 16th Floor Unit ................................................................................................................................. Exhibit I, Recitals 7-21 Condominium ........................................................................................................................... Exhibit I, Recitals A/S Completion Period ......................................................................................................................................... 10.03 AAA ..................................................................................................................................................................... 11.05 Acceptance Notice ................................................................................................................................................ 35.02 Act ........................................................................................................................................................................ 40.01 Action Notice ........................................................................................................................................................ 31.17 Additional Offer Space Option ............................................................................................................................. 35.02 Additional Work Completion Date ......................................................................................................................... 2.02 Alterations .............................................................................................................................................................. 1.01 Alternate Tenant’s Contractor ................................................................................................................................ 5.01 Amenity Space ........................................................................................................................................................ 2.02 Amenity Space Changes ......................................................................................................................................... 2.02 Annual Environmental Performance Report ......................................................................................................... 40.02 Annual Statement ................................................................................................................................................. 19.04 Approved Contractor List ....................................................................................................................................... 5.01 Arbitration Notice ................................................................................................................................................. 11.05 Assignment/Sublet Notice .................................................................................................................................... 10.03 Audit ..................................................................................................................................................................... 19.04 Authorized Use ....................................................................................................................................................... 1.01 Available................................................................................................................................................................. 1.01 Base Electric Charge ............................................................................................................................................ 20.03 Base Operating Year ............................................................................................................................................... 1.01 Base Tax Amount ................................................................................................................................................... 1.01 Board ...................................................................................................................................................................... 1.01 Board SNDA ........................................................................................................................................................ 22.06 Building .................................................................................................................................................................. 1.01 Building Emissions Fine ....................................................................................................................................... 40.04 Building Insurance .................................................................................................................................................. 8.01 Building Systems .................................................................................................................................................... 1.01 Business Days ....................................................................................................................................................... 18.02 Business Hours ..................................................................................................................................................... 18.02 Common Charge ..................................................................................................................................................... 1.01 Common Expense ................................................................................................................................................... 1.01 Common Interest .................................................................................................................................................... 1.01 Comparable Buildings ............................................................................................................................................ 1.01 Concealed Work ................................................................................................................................................... 13.01 Condenser Water Notice ....................................................................................................................................... 18.01 Condominium ................................................................................................................................................... Recitals Condominium Documents ...................................................................................................................................... 1.01 Construction Delay ................................................................................................................................................. 1.01 Construction Delay Commencement Date ............................................................................................................. 3.01 Construction Delay Notice ..................................................................................................................................... 3.01 Contiguous Remainder Space ................................................................................................................................. 1.01 Continued Occupancy Period ............................................................................................................................... 25.02 Continuous Period ................................................................................................................................................ 18.01 Contractor’s Estimate ............................................................................................................................................. 9.04 Contribution Balance .............................................................................................................................................. 2.05 Contribution Due Date ............................................................................................................................................ 2.05 -iii- NY 78267766v2

Curing Notice ....................................................................................................................................................... 16.01 Damages Date ....................................................................................................................................................... 25.02 DAS ...................................................................................................................................................................... 18.07 Declaration ....................................................................................................................................................... Recitals Decorative Changes ................................................................................................................................................ 5.01 Delay Inception Date .............................................................................................................................................. 1.01 Delivering Party .................................................................................................................................................... 11.05 Delivery Date .......................................................................................................................................................... 1.01 Demised Premises................................................................................................................................................... 1.01 Demised Premises Emissions Limit ..................................................................................................................... 40.02 Designated Broker .................................................................................................................................................. 1.01 Desk Sharing Entity .............................................................................................................................................. 10.02 Desk Space User ................................................................................................................................................... 10.02 Determination Date............................................................................................................................................... 34.03 Dining Equipment................................................................................................................................................... 4.04 Dining Facility ........................................................................................................................................................ 4.04 Dining Facility Location Requirements .................................................................................................................. 4.04 Dining Use .............................................................................................................................................................. 4.04 Disabilities Act ....................................................................................................................................................... 1.01 Dispute Threshold................................................................................................................................................. 19.04 Effective Date .................................................................................................................................................... Preface Electric Inclusion Factor ....................................................................................................................................... 20.03 Electric Rate ......................................................................................................................................................... 20.03 Electricity Additional Rent ................................................................................................................................... 20.02 Electricity Discontinuance Event ......................................................................................................................... 20.03 Eligible Reimbursement Period .............................................................................................................................. 2.05 EOD Cure Date .............................................................................................................................................. 2.05, 2.05 Estimate Statement ............................................................................................................................................... 19.04 Estimated Payment ............................................................................................................................................... 19.04 Estoppel Certificate .............................................................................................................................................. 23.01 Events of Default .................................................................................................................................................. 15.01 Excavation Party ..................................................................................................................................................... 7.05 Excused Rent .......................................................................................................................................................... 3.01 Exercise Date ........................................................................................................................................................ 34.01 Existing Capacity .................................................................................................................................................. 20.01 Existing Lender ...................................................................................................................................................... 1.01 Expansion Notice Date ........................................................................................................................................... 1.01 Expansion Outside Exercise Cure Date ................................................................................................................ 38.01 Expansion Space MVR ......................................................................................................................................... 38.01 Expansion Space MVR Notice ............................................................................................................................. 38.01 Expedited Arbitration ........................................................................................................................................... 11.05 Expiration Date ....................................................................................................................................................... 1.01 Extension Notice..................................................................................................................................................... 9.03 Extra Rubbish Removal ........................................................................................................................................ 18.01 Final Determination .............................................................................................................................................. 34.03 Final Sign Plan ..................................................................................................................................................... 31.04 Fire Stair ................................................................................................................................................................. 5.07 First Lower Floor Offer Space ................................................................................................................................ 1.01 First Offer Period .................................................................................................................................................... 1.01 First Refusal Lease ............................................................................................................................................... 38.02 First Refusal Notice .............................................................................................................................................. 38.02 First Refusal Premises .......................................................................................................................................... 38.02 First Refusal Right ................................................................................................................................................ 38.02 First Renewal Option ............................................................................................................................................ 34.01 First Renewal Term .............................................................................................................................................. 34.01 -iv- 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Fixed Rent .............................................................................................................................................................. 1.01 Force Majeure ......................................................................................................................................................... 1.01 FTI ........................................................................................................................................................................ 34.01 FTI Units .......................................................................................................................................... Exhibit I, Recitals Generator .............................................................................................................................................................. 18.01 Hazardous Materials ............................................................................................................................................... 7.02 Holidays ................................................................................................................................................................ 18.02 HVAC ..................................................................................................................................................................... 6.01 Incidental Items ...................................................................................................................................................... 5.06 Indemnified Party ................................................................................................................................................. 11.03 Initial Compliance Period ..................................................................................................................................... 40.01 Insurance Boards .................................................................................................................................................... 1.01 Interest Rate .......................................................................................................................................................... 16.01 Interruption ............................................................................................................................................................. 6.02 Labor Costs ........................................................................................................................................................... 19.02 Land ........................................................................................................................................................................ 1.01 Landlord ............................................................................................................................................................ Preface Landlord Change .................................................................................................................................................. 13.01 Landlord Change Terms ....................................................................................................................................... 13.01 Landlord Owned Space ........................................................................................................................................ 10.04 Landlord’s Actual Cost Notice ............................................................................................................................... 5.06 Landlord’s Additional Work................................................................................................................................... 2.02 Landlord’s Consultant .......................................................................................................................................... 20.03 Landlord’s Contribution ......................................................................................................................................... 2.05 Landlord’s Determination ..................................................................................................................................... 34.03 Landlord’s Electricity Cost ................................................................................................................................... 20.02 Landlord’s Restoration Work ................................................................................................................................. 9.01 Landlord’s Space Planning Contribution ................................................................................................................ 2.06 Landlord’s Work..................................................................................................................................................... 2.02 Landlord’s Work Termination Option Date ........................................................................................................... 2.03 Large Block Transaction......................................................................................................................................... 1.01 Latent Defects ......................................................................................................................................................... 2.02 Lease .................................................................................................................................................................. Preface Lease Term ............................................................................................................................................................. 1.01 Legal Requirements ................................................................................................................................................ 1.01 Liability Interruption .............................................................................................................................................. 6.02 Market Value Rent................................................................................................................................................ 34.03 Memorandum Termination Agreement ................................................................................................................ 31.06 Mortgage................................................................................................................................................................. 1.01 Mortgagee ............................................................................................................................................................... 1.01 MVR Notice ......................................................................................................................................................... 34.03 MVR Objection Notice ......................................................................................................................................... 34.03 Network .................................................................................................................................................................. 5.08 Notice ................................................................................................................................................................... 28.01 Objection to Action Notice ................................................................................................................................... 31.17 Occupancy Conditions .......................................................................................................................................... 35.01 Occupancy Payment ............................................................................................................................................. 25.02 Occupant ................................................................................................................................................................. 1.01 OFAC ................................................................................................................................................................... 31.18 Offer Availability Period ........................................................................................................................................ 1.01 Offer Notice .......................................................................................................................................................... 35.01 Offer Space ............................................................................................................................................................. 1.01 Offer Space Holdover Proceeding Notice............................................................................................................. 35.04 Offer Space Inclusion Date ................................................................................................................................... 35.03 Offer Space MVR ................................................................................................................................................. 35.07 Offer Space MVR Threshold .................................................................................................................................. 1.01 -v- NY 78267766v2

Offer Space Option ............................................................................................................................................... 35.02 Operating Dispute Notice ..................................................................................................................................... 19.04 Operating Expense Payment ................................................................................................................................. 19.04 Operating Expenses .............................................................................................................................................. 19.02 Operating Statement ............................................................................................................................................. 19.02 Operating Year ..................................................................................................................................................... 19.02 Outside Exercise Cure Date .................................................................................................................................. 35.02 Outside Exercise Date .......................................................................................................................................... 35.02 Overlandlord ........................................................................................................................................................... 1.01 Overtime Periods .................................................................................................................................................. 18.02 Owner ..................................................................................................................................................................... 1.01 Ownership and Transfer Statement....................................................................................................................... 10.01 Parking Election Notice ........................................................................................................................................ 39.01 Parking Fee ........................................................................................................................................................... 39.02 Parking Space ....................................................................................................................................................... 39.01 Partnership Tenant ................................................................................................................................................ 29.01 Penalty Commencement Date ................................................................................................................................. 2.03 Persons Within Landlord’s Control ........................................................................................................................ 1.01 Persons Within Tenant’s Control ............................................................................................................................ 1.01 Prime Rate ............................................................................................................................................................ 16.01 Profit ..................................................................................................................................................................... 10.07 Prohibited Person .................................................................................................................................................. 31.18 Prospective LOI Terms ......................................................................................................................................... 38.02 Prospective Tenant ............................................................................................................................................... 38.01 Public Utility ........................................................................................................................................................ 20.02 Punch-List Items ..................................................................................................................................................... 1.01 Recapture Date ..................................................................................................................................................... 10.03 Recapture Notice .................................................................................................................................................. 10.03 Recapture Offer Notice ......................................................................................................................................... 10.03 Recapture Option .................................................................................................................................................. 10.03 Recapture Space ................................................................................................................................................... 10.03 Recurring Additional Rent ...................................................................................................................................... 1.01 Register’s Office ............................................................................................................................................... Recitals Related Entity ....................................................................................................................................................... 10.02 Renewal Notice .................................................................................................................................................... 34.01 Renewal Options................................................................................................................................................... 34.01 Renewal Terms ..................................................................................................................................................... 34.01 Rent Commencement Date ..................................................................................................................................... 3.01 Rent Concession Period .......................................................................................................................................... 3.01 Rentable Square Feet .............................................................................................................................................. 1.01 Repairs .................................................................................................................................................................... 1.01 Restroom Delivery Date ......................................................................................................................................... 2.02 ROFO Conditions ................................................................................................................................................. 35.01 ROFR Exercise Outside Date ............................................................................................................................... 38.02 ROFR Inclusion Outside Date .............................................................................................................................. 38.03 ROFR MVR .......................................................................................................................................................... 38.02 ROFR Outside Exercise Cure Date ...................................................................................................................... 38.02 ROFR Space ......................................................................................................................................................... 38.02 ROFR Space Holdover Proceeding Notice ........................................................................................................... 38.03 Roof ........................................................................................................................................................................ 5.09 Rules and Regulations .......................................................................................................................................... 26.01 Satellite Antenna..................................................................................................................................................... 5.09 Second Lower Floor Offer Space ........................................................................................................................... 1.01 Second Offer Period ............................................................................................................................................... 1.01 Second Renewal Option ....................................................................................................................................... 34.01 -vi- NY 78267766v2

Second Renewal Term .......................................................................................................................................... 34.01 Secure Areas ......................................................................................................................................................... 13.03 Secure Items ......................................................................................................................................................... 13.03 Service Provider ................................................................................................................................................... 10.02 Signs ..................................................................................................................................................................... 31.04 Specialty Alterations ............................................................................................................................................... 5.06 Specialty Alterations Notice ................................................................................................................................... 5.06 Street Entrance Sign ............................................................................................................................................. 31.04 Submeter ............................................................................................................................................................... 20.02 Substantial Portion .................................................................................................................................................. 6.02 Subtenant SNDA .................................................................................................................................................. 10.06 Successor Entity ................................................................................................................................................... 10.02 Supplemental Air-Conditioning System ............................................................................................................... 18.01 Surrender Date ...................................................................................................................................................... 25.01 Target Commencement Date .................................................................................................................................. 2.01 Target Offer Space Inclusion Date ....................................................................................................................... 35.01 Tax Statement ....................................................................................................................................................... 19.03 Tax Year ............................................................................................................................................................... 19.02 Taxes .................................................................................................................................................................... 19.02 Taxing Authority .................................................................................................................................................. 19.02 Tenant ................................................................................................................................................................ Preface Tenant Carbon Credits .......................................................................................................................................... 40.03 Tenant Electricity ................................................................................................................................................. 20.02 Tenant Indemnified Party ..................................................................................................................................... 11.03 Tenant Necessitated Repairs ................................................................................................................................... 6.01 Tenant’s Additional Work Punch List .................................................................................................................... 2.02 Tenant’s Communications Equipment .................................................................................................................... 5.08 Tenant’s Consultant .............................................................................................................................................. 20.03 Tenant’s Contractors ............................................................................................................................................... 5.01 Tenant’s Delay ........................................................................................................................................................ 2.03 Tenant’s Determination ........................................................................................................................................ 34.03 Tenant’s Initial Improvements ................................................................................................................................ 1.01 Tenant’s Initial Installations ................................................................................................................................... 5.02 Tenant’s Installations Delay ................................................................................................................................... 5.02 Tenant’s Movable Property .................................................................................................................................... 5.06 Tenant’s Operating Share ....................................................................................................................................... 1.01 Tenant’s Parking User .......................................................................................................................................... 39.04 Tenant’s Plans ........................................................................................................................................................ 5.02 Tenant’s Punch List Notice .................................................................................................................................... 2.02 Tenant’s Restoration Work ..................................................................................................................................... 9.01 Tenant’s Security System ....................................................................................................................................... 5.02 Tenant’s Tax Payment .......................................................................................................................................... 19.03 Tenant’s Tax Share ................................................................................................................................................. 1.01 Termination Option Date ........................................................................................................................................ 2.03 Termination Option Notice ..................................................................................................................................... 2.03 Termination Option Period ..................................................................................................................................... 2.03 Third Arbitrator .................................................................................................................................................... 34.03 Third Offer Period .................................................................................................................................................. 1.01 Unamortized Alterations Costs ............................................................................................................................... 1.01 Underlying Lease .................................................................................................................................................... 1.01 Union Minimum Hours ........................................................................................................................................ 18.01 Unit ......................................................................................................................................................................... 1.01 Untenantable ........................................................................................................................................................... 6.02 Upper Floor Offer Space ........................................................................................................................................ 1.01 Vacant Possession................................................................................................................................................. 38.01 -vii- NY 78267766v2

VAV ....................................................................................................................................................................... 6.01 Wi-Fi ...................................................................................................................................................................... 5.08 -viii- NY 78267766v2

AMENDED AND RESTATED LEASE (this “Lease”) made as of this 26 day of October and effective as of the 19th day of August 2020 (the “Effective Date”) by and between 1166 LLC, a Delaware limited liability company having an office c/o Edward J. Minskoff Equities, Inc., 1325 Avenue of the Americas, 23rd Floor, New York, New York 10019 (hereinafter referred to as “Landlord”), and FTI CONSULTING, INC., a Maryland corporation, having an office at 16701 Melford Blvd., Suite 200, Bowie, Maryland 20715 (hereinafter referred to as “Tenant”). This Lease amends, restates and supersedes, in its entirety, that certain Lease, dated as of August 19, 2020, between Landlord and Tenant. W I T N E S S E T H : WHEREAS, The Building and all other property, real, personal or mixed, intended for use in connection therewith was submitted to the provisions of Article 9-B of the Real Property Law of the State of New York pursuant to that certain Declaration of the 1166 A of A Condominium (the “Condominium”) dated June 5, 1978, and recorded in the Register’s Office of the City of New York, New York County (the “Register’s Office”) in Reel 441 at page 257, as amended by Amendment No. 1 to Declaration of the Condominium dated February 5, 1980, and recorded in the Register’s Office in Reel 521 at Page 1881, and further amended by Amendment No. 2 to Declaration of the Condominium dated as of June 15, 1984, and recorded in the Register’s Office (on July 15, 1986) in Reel 1088 at Page 1909, and further amended by Amendment No. 3 to Declaration dated as of August 3, 1999, and recorded in the Register’s Office in Reel 2999, Page 1168, and further amended by Amendment No. 4 to Declaration dated as of August 3, 1999, and recorded in the Register’s Office in Reel 2999, Page 1217, and as further amended by Amendment No. 5 to Declaration dated as of July 18, 2016, and recorded in the Register’s Office under CRFN 2016000251524 (together with the by-laws attached thereto, as said Declaration of Condominium and by-laws may hereafter be amended, the “Declaration”); WHEREAS, Landlord is the fee owner of the condominium units designated in the Declaration as Upper Cellar A and the 7th, 8th, 9th, 10th, 11th, 12th, 14th, 15th, 16th, 17th, 18th, 19th, 20th and 21st floors in the Building (and designated as Tax Lots 1001, 1010, 1011, 1012, 1013, 1014, 1015, 1016, 1017, 1018, 1019, 1020, 1021, 1022 and 1023 respectively in Block 1261 of the Tax Map of the City of New York) and the associated interests in the Common Elements (which units and associated interests in the Common Elements are hereinafter collectively referred to as the “7-21 Condominium”); WHEREAS, Landlord is the fee owner of (a) the condominium unit designated in the Declaration as the 14th Floor in the Building, and designated as Tax Lot 1016 in Block 1261 of the Tax Map of the City of New York, and (b) an undivided 2.2156% interest in the Common Elements (as defined in the Declaration) attributable to the 14th Floor in the Building (the property described in clauses (a) and (b) above being referred to herein as the “14th Floor Unit”); WHEREAS, Landlord is the owner of (a) the condominium unit designated in the Declaration as the 15th Floor in the Building, and designated as Tax Lot 1017 in Block 1261 of the Tax Map of the City of New York, and (b) an undivided 2.2156% interest in the Common Elements (as defined in the Declaration) attributable to the 15th Floor in the Building (the property described in clauses (a) and (b) above being referred to herein as the “15th Floor Unit”); WHEREAS, Landlord is the owner of (a) the condominium unit designated in the Declaration as the 16th Floor in the Building, and designated as Tax Lot 1018 in Block 1261 of the Tax Map of the City of New York and (b) an undivided 2.2158% interest in the Common Elements (as defined in the Declaration) attributable to the 16th Floor in the Building (the property described in clauses (a) and (b) above being referred to herein as the “16th Floor Unit”; and together with the 14th Floor Unit and the 15th Floor Unit, the “FTI Units”); WHEREAS, the FTI Units are part of the 7-21 Condominium and constitute the Demised Premises; and WHEREAS, Landlord wishes to demise and let unto Tenant, and Tenant wishes to hire and take from Landlord, certain premises in the 7-21 Condominium on the terms and subject to the conditions set forth herein; NY 78267766v2

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the mutual receipt and legal sufficiency is hereby conclusively acknowledged, Landlord and Tenant hereby agree as follows: ARTICLE 1. DEFINED TERMS; DEMISE OF PREMISES Section 1.01 For the purposes of this Lease (including all of the schedules, riders and exhibits, if any, annexed to this Lease), the terms set forth below shall have the definitions that immediately follow such terms, and such definitions are hereby incorporated into this Lease wherever used: Alterations – “Alterations” shall mean and include all installations, changes, alterations, restorations, renovations, replacements, additions, and improvements made in or to the Demised Premises or the Building by or on behalf of Tenant, and shall include Tenant’s Initial Improvements. Authorized Use – “Authorized Use” shall be for executive, administrative and/or general business offices and uses customarily incidental thereto, which incidental uses may include: typical office pantries and vending machines for the exclusive use of the employees, contract workers, vendors and visitors of Tenant, permitted subtenants and Desk Sharing Entities; a warming kitchen; conference rooms and board rooms; mailroom and messenger facilities, but, in each case, subject to the provisions of this Lease and all applicable Legal Requirements (including the certificate of occupancy for the Building), as well as the approval of any Alterations as Tenant shall desire to perform in order to effect any of the foregoing uses that require such approval pursuant to the provisions of Article 5 hereof. Available – “Available” shall have the meaning set forth on Schedule 1-4 hereof. Base Operating Year – “Base Operating Year” shall mean the Operating Expenses with respect to calendar year 2021. Base Tax Amount – “Base Tax Amount” shall mean the amount of Taxes with respect to the fiscal year commencing July 1, 2021, and ending June 30, 2022. Board – “Board” shall mean the Board of Managers of the Condominium. Building – “Building” shall mean and include the structure and other improvements constructed or as may in the future be constructed on the Land, known by the address “1166 Avenue of the Americas, New York, New York.” Building Systems – “Building Systems” shall mean and include the base building mechanical, electrical, sanitary, HVAC, wireless DAS, elevator, plumbing, fire protection, life-safety and other service systems of the Building, now or hereafter installed in the Building by Landlord or the Board, but shall not include any air- conditioning equipment installed by Tenant in the Demised Premises, other installations made by Tenant or Tenant’s fixtures or appliances. Common Charge – “Common Charge” shall have the meaning ascribed to such term in the Declaration. Common Expense – “Common Expense” shall have the meaning ascribed to such term in the Declaration. Common Interest – “Common Interest” shall have the meaning ascribed to such term in the Declaration. -2- NY 78267766v2

Comparable Buildings – “Comparable Buildings” shall mean first-class, non-institutional, office buildings in midtown Manhattan. Condominium Documents – “Condominium Documents” shall mean the Declaration and the Rules and Regulations. Construction Delay – “Construction Delay” shall have the meaning set forth on Schedule 1-1 attached hereto. Contiguous Remainder Space – “Contiguous Remainder Space” shall have the meaning set forth on Schedule 1-4 attached hereto. Delivery Date – “Delivery Date” shall mean the date that Landlord’s Work is substantially completed. Delay Inception Date – “Delay Inception Date” shall mean, in each applicable instance in this Lease where such term is expressly provided, the date on which an actual delay in Tenant’s performance of Tenant’s Initial Improvements or Tenant’s occupancy of the Demised Premises for the ordinary conduct of Tenant’s business occurs solely as a result of the situation (i.e., failure by Landlord to perform or a Construction Delay) set forth in the applicable instance; provided, however, that no such delay shall be deemed to have occurred prior to the date that is the earlier to occur of the date on which (x) Tenant delivers a notice to Landlord stating that Tenant’s performance of Tenant’s Initial Improvements or Tenant’s occupancy of the Demised Premises for the ordinary conduct of Tenant’s business is actually so delayed, which notice may be sent via e-mail to JSussman@ejmequities.com and BMcGrath@ejmequities.com, or any other e-mail address provided by Landlord to Tenant from time to time (the “Delay Inception Notice”), and (y) Landlord obtains actual knowledge of the delay; provided that with respect to clause (y) above, in no event shall such date be more than five (5) Business Days prior to Landlord’s receipt of the Delay Inception Notice. Demised Premises – “Demised Premises” shall mean, collectively, the entire rentable area of the FTI Units, as shown on the shaded portion of the plan annexed hereto as Exhibit “A” and made a part hereof. Designated Broker – “Designated Broker” shall collectively mean Colliers International NY LLC and JLL, Inc. Disabilities Act – “Disabilities Act” shall mean, collectively, The Americans with Disabilities Act of 1990, Public Law 101-336, 42 U.S.C. § 12101 et seq. and Local Law 58 of 1988, each as modified and supplemented from time to time, together with all regulations promulgated in connection therewith. Existing Lender – “Existing Lender” shall mean Wells Fargo Bank, National Association. Expansion Notice Date – “Expansion Notice Date” shall have the meaning set forth on Schedule 1-5 attached hereto. Expiration Date – “Expiration Date” shall mean the date set forth in Subsection 2.01B below, as same may be extended pursuant to the terms of this Lease. First Lower Floor Offer Space – “First Lower Floor Offer Space” shall have the meaning set forth on Schedule 1-5 attached hereto. First Offer Period – “First Offer Period” shall have the meaning set forth on Schedule 1-5 attached hereto. Fixed Rent – “Fixed Rent” shall mean an amount equal to approximately $145,000,000 in the aggregate over the Lease Term (excluding certain Lease incentives), payable in the annual and monthly amounts set forth on Schedule 1-2 attached hereto and made a part hereof. -3- NY 78267766v2

Force Majeure – “Force Majeure” shall mean any cause beyond Landlord’s or Tenant’s (as the case may be) reasonable control, including governmental regulation, governmental restriction, governmental preemption in connection with a national emergency, strike, labor dispute not occasioned by a breach of contract by Landlord or Tenant (as the case may be), riot, inability to obtain labor or materials for any reason beyond Landlord’s or Tenant’s (as the case may be) reasonable control, acts of God, war, fire, bioterrorism, terrorist acts or other casualty, any actual or threatened health emergency, including, but not limited to, epidemics, pandemic, famine, disease, plague, quarantine, and other health risk, including, but not limited, to health risks declared or recognized by the Centers for Disease Control, the World Health Organization, any governmental authority or other similar body having or asserting jurisdiction over the Land, the Building, and/or the Demised Premises, and other like circumstances. The inability to obtain money or the non-payment of money shall not be deemed to be (or to have caused) an event of Force Majeure. Include and Including – “include” and “including” shall each be construed as if followed by the phrase “without being limited to” or “without limitation”. Insurance Boards – “Insurance Boards” shall mean and include the National Board of Fire Underwriters and the Insurance Services Office, and any other local or national body having similar jurisdiction or establishing insurance premium rates. Land – “Land” shall mean the real property described on Exhibit “D” annexed hereto, including all plazas, sidewalks, curbs and appurtenances thereto. Large Block Transaction – “Large Block Transaction” shall have the meaning set forth on Schedule 1-5 attached hereto. Lease Term – “Lease Term” shall mean the period of years (and/or portions thereof) that this Lease shall be in effect, commencing on the Commencement Date and ending on the Expiration Date, unless extended or sooner terminated as provided in this Lease or by law. Legal Requirements – “Legal Requirements” shall mean and include all current and future laws, orders, ordinances, directions, notices, rules and regulations of the federal government and of any state, county, city, borough and municipality, and of any division, agency, subdivision, bureau, office, commission, board, authority and department thereof, and of any public officer or official and of any quasi-governmental officials and authorities having or asserting jurisdiction over the Land, the Building and/or the Demised Premises, including any requirements imposed by the Occupational Safety and Health Administration, and the New York City Climate Mobilization Act of 2019, NYC Local Laws No. 5 of 1973, No. 16 of 1984 and No. 58 of 1988, each as amended from time to time, and all Legal Requirements then in effect relating to asbestos and to access for the handicapped or disabled, and the Disabilities Act. Mortgage – “Mortgage” shall mean any existing or future mortgage and/or security deed affecting any of the Units then constituting the Demised Premises, alone or with other property, as the same may from time to time be amended, modified, renewed, consolidated, substituted, spread, added to, extended and/or replaced. Mortgagee – “Mortgagee” shall mean the mortgagee under, and/or the holder of, any Mortgage. Occupant – “Occupant” shall mean any Owner, whether or not occupying such Unit or a portion thereof, and any person lawfully occupying a Unit pursuant to a lease, sublease or license granted by the Owner of such Unit or any person claiming under such Owner. Offer Availability Period – “Offer Availability Period” shall have the meaning set forth on Schedule 1-4 attached hereto. Offer Space – “Offer Space” shall have the meaning set forth on Schedule 1-4 attached hereto. -4- NY 78267766v2

Offer Space MVR Threshold – “Offer Space MVR Threshold” shall have the meaning set forth on Schedule 1-4 attached hereto. Overlandlord – “Overlandlord” shall mean the landlord under any Underlying Lease. Owner – “Owner” shall mean a person owning an interest in a Unit in fee simple absolute and the Common Interest appurtenant thereto. Persons Within Landlord’s Control – “Persons Within Landlord’s Control” shall mean and include Landlord, all of Landlord’s principals, officers, agents, contractors, servants and employees, but shall not include any tenants, subtenants, licensees or other occupants in the Building or any of their agents, servants, employees, visitors or contractors. Persons Within Tenant’s Control – “Persons Within Tenant’s Control” shall mean and include Tenant, all of Tenant’s subtenants and assignees, and all of their respective principals, officers, agents, contractors, servants, employees, licensees, guests and invitees but expressly excluding Landlord and any Persons Within Landlord’s Control. Punch-List Items – “Punch-List Items” shall mean minor details or adjustments of Landlord’s Work or Landlord’s Additional Work, as applicable, which shall not materially interfere with Tenant’s performance of Tenant’s Initial Improvements in the Demised Premises or Tenant’s use and occupancy of the Demised Premises. Recurring Additional Rent – “Recurring Additional Rent” shall mean all additional rent payable by Tenant pursuant to Article 19 of this Lease. Rentable Square Feet – “Rentable Square Feet” shall refer to the number of rentable square feet in the Demised Premises. For the purposes of this Lease, Landlord and Tenant agree that (i) each of the 14th Floor Unit, the 15th Floor Unit and the 16th Floor Unit shall be deemed to contain 40,240 rentable square feet, (ii) the FTI Units shall be deemed to be 120,720 square feet in the aggregate, and (ii) the 7-21 Condominium shall be deemed to contain 556,370 rentable square feet in the aggregate. Repairs – “Repairs” shall mean and include repairs, restorations and replacements. Second Lower Floor Offer Space – “Second Lower Floor Offer Space” shall have the meaning set forth on Schedule 1-5 attached hereto. Second Offer Period – “Second Offer Period” shall have the meaning set forth on Schedule 1-5 attached hereto. Structural – “structural” shall mean any Alteration involving or affecting: (1) the roof or foundation of the Building, (2) any floor slab and/or ceiling slabs, the exterior walls of the Building (other than the interior surface of such exterior walls) and any load bearing columns or structural elements of the Building, (3) any Building Systems outside of the Demised Premises, and any Building Systems serving any other tenants at the Building or any parts of the Building outside of the Demised Premises, (4) any Common Elements of the Building, (5) any exterior glass, exterior windows, window seals and gaskets, and window frames in the Demised Premises or (6) any boiler or pressure vessel. substantially complete (or substantially completed) – “substantially complete” or “substantially completed” shall mean Landlord’s Work or Landlord’s Additional Work, as applicable, has been completed with the exception of any Punch-List Items and any work that, under good construction practice, is dependent on the completion of Tenant’s Initial Improvements (or some portion thereof). Tenant’s Delay - “Tenant’s Delay” or “Tenant Delay” shall mean, whether or not in connection with Landlord’s Work or Landlord’s Additional Work, an act or omission by Tenant or any Person Within Tenant’s Control, that in each case, actually delays Landlord in the performance of any of Landlord’s obligations under this -5- NY 78267766v2

Lease, including Landlord’s Work, Landlord’s Additional Work, Landlord’s construction of the Amenity Space, performance of Amenity Space Renovations, or performance of Landlord’s obligations under Articles 6, 7 and 18 of this Lease; it being agreed that solely in connection with Landlord’s Work and Landlord’s Additional Work, if a Tenant’s Delay occurs, Landlord shall give Tenant notice thereof specifying in reasonable detail the nature of the Tenant’s Delay (provided that no such Tenant’s Delay shall be deemed to have occurred prior to the date that is the later to occur of the date on which (x) Landlord delivers notice to Tenant of such delay, which notice may be sent via e-mail to each of the following addresses: chuck.cerria@fticonsulting.com; Daniel.johnson@fticonsulting.com; William.johnson@turntown.com; and sheena.gohil@colliers.com, or any other e-mail address provided by Tenant to Landlord from time to time, and (y) Tenant obtains actual knowledge of the delay; provided that with respect to clause (y) above, in no event shall such date be more than five (5) Business Days prior to Tenant’s receipt of Landlord’s notice as set forth above); provided, however, that in the event that (1) there is more than one (1) factor contributing to such delay, only the portion of such delay attributable solely to an act or omission by Tenant or any Person Within Tenant’s Control shall constitute a Tenant’s Delay and (2) there is a fully overlapping delay attributable to a cause other than an act or omission of Tenant or any Person Within Tenant’s Control, there shall be deemed to be no Tenant’s Delay during any period in which the Landlord obligation could not proceed even in the absence of an act or omission by Tenant or Persons Within Tenant’s Control. Tenant’s Initial Improvements – “Tenant’s Initial Improvements” shall mean such work (if any) as shall be performed by Tenant or Persons Within Tenant’s Control to prepare the Demised Premises for Tenant’s initial occupancy thereof. Tenant’s Operating Share – “Tenant’s Operating Share” shall mean 21.6978%, for so long as Landlord shall own all of the 7-21 Condominium. If a portion or portions of the 7-21 Condominium (but not all of the 7-21 Condominium) shall be sold, transferred or conveyed, or if Landlord shall enlarge the rentable area of the 7-21 Condominium by acquisition, construction of additional rentable area on the Land or in the Building, or by any other means, then Tenant’s Operating Share shall be changed to that percentage which shall be equal to a fraction, the numerator of which shall be the Rentable Square Feet, and the denominator of which shall be the aggregate rentable square feet of space in that portion of the 7-21 Condominium owned by Landlord at such time (and from time to time) including such additional rentable area, as reasonably determined by Landlord’s architect (provided that all such determinations shall be made in a manner consistent with the square footages and percentage shares applicable to the 7-21 Condominium and the Demised Premises on the date hereof). Tenant’s Tax Share – “Tenant’s Tax Share” shall mean 100% for each of the 14th Floor Unit, the 15th Floor Unit, and the 16th Floor Unit, respectively (it being agreed that each separate floor in the 7-21 Condominium is its own separate tax lot; and Landlord agrees not to seek or consent to any merger of each of the separate tax lots constituting the Units that comprise the Demised Premises during the Lease Term for so long as such Unit(s) comprise the Demised Premises), for so long as the Demised Premises shall comprise the entirety of each of the 14th Floor Unit, the 15th Floor Unit, and the 16th Floor Unit, respectively. If, however, the separate tax lots constituting the Demised Premises as of the date hereof are merged without Landlord seeking or consenting thereto, then Tenant’s Tax Share shall be changed to that percentage which shall be equal to a fraction, the numerator of which shall be the Rentable Square Feet, and the denominator of which shall be the aggregate rentable square feet of space in the condominium unit(s) in which the Demised Premises are then located, as reasonably determined by Landlord’s architect (provided that all such determinations shall be made in a manner consistent with the square footages and percentage shares applicable to the 7-21 Condominium and the Demised Premises on the date hereof). Third Offer Period – “Third Offer Period” shall have the meaning set forth on Schedule 1-4 attached hereto. Unamortized Alterations Costs – “Unamortized Alterations Costs” shall mean, in respect of any Alterations performed at the Demised Premises (including, without limitation, Tenant’s Initial Improvements (less the amount of Landlord’s Contribution)), the amount of the aggregate costs incurred for such Alterations that remain unamortized as of the effective date of the applicable assignment/subletting, assuming that the aggregate of such costs are amortized, in equal monthly installments, with interest calculated at the Interest Rate, over a ten (10) year period commencing from the date(s) that the Alteration(s) is/are substantially completed (prorated on a rentable square foot basis if the subletting is for less than all of the Demised Premises). -6- NY 78267766v2

Underlying Lease – “Underlying Lease” shall mean any present or future ground or overriding or underlying lease affecting the Land, the Building and/or the Demised Premises, as the same may from time to time be amended, modified, renewed, extended and/or replaced. Unit – “Unit” shall mean a condominium unit in the Condominium. Upper Floor Offer Space – “Upper Floor Offer Space” shall have the meaning set forth on Schedule 1-5 attached hereto. Section 1.02 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises, together with the right to use and access, in common with others, such portions of the Land, the 7-21 Condominium, the Condominium and the Building as are otherwise appurtenant to the 14th Floor Unit, the 15th Floor Unit, and the 16th Floor Unit, and the Common Elements for the Lease Term, and for the Fixed Rent and additional rent herein reserved, together with and subject to all of the covenants, agreements, terms, conditions, rights, limitations, reservations and provisions hereinafter set forth. ARTICLE 2. COMMENCEMENT OF LEASE TERM; LANDLORD’S WORK & CONTRIBUTION Section 2.01 A. The term of this Lease shall commence on date that is the latest to occur of the following (such date, the “Commencement Date”): (i) the execution and delivery of this Lease by both Landlord and Tenant, (ii) the date that the Board shall have consented (or shall be deemed to have consented) to this Lease, pursuant to the form of Board Consent attached hereto as Exhibit “O” (the “Board Consent”), (iii) the date on which Landlord shall deliver to Tenant the Board SNDA, (iv) the date on which Landlord shall deliver to Tenant the Mortgagee SNDA, and (v) the date on which Landlord shall deliver vacant possession of the Demised Premises to Tenant, free and clear of all tenancies and occupancies, with Landlord’s Work substantially completed. The parties estimate that the Commencement Date shall occur on or about April 1, 2021 (the “Target Commencement Date”). B. The term of this Lease shall expire at 11:59P.M. on the last day of the calendar month in which the day immediately preceding the fifteenth (15th) anniversary of the Commencement Date shall occur (the “Expiration Date”), subject to extension by renewal pursuant to and in accordance with the terms and conditions set forth in Article 34 below, or such earlier date upon which the term may expire or be cancelled or terminated pursuant to the provisions of this Lease or by law. C. Promptly following the Commencement Date, Landlord and Tenant shall execute and deliver a supplementary agreement (in the form annexed hereto as Exhibit “B”) setting forth the Commencement Date, the Rent Commencement Date and the Expiration Date, but the failure by either party to so execute or deliver said supplementary agreement shall not in any way reduce Tenant's obligations or Landlord's rights under this Lease. Section 2.02 A. Landlord, at Landlord’s cost and expense, shall use commercially reasonable efforts to perform the work described on Exhibit “C” attached hereto (collectively, “Landlord’s Work”) on or prior to the Target Commencement Date. Landlord’s Work and Landlord’s Additional Work shall be performed in a good and workmanlike manner using materials, standards and finishes adopted by Landlord as "Building standard", which shall be commensurate with Comparable Buildings (to the extent not specified on Exhibit “C” or Exhibit “C-1”, as applicable) and all applicable Legal Requirements. Landlord shall file any plans with respect to Landlord’s Work with the governmental authorities having jurisdiction and shall pay all required fees and obtain all permits and approvals required, if any. Tenant, at Landlord’s reasonable expense, agrees to reasonably cooperate with Landlord in connection therewith. Subject to Landlord’s Obligation to perform Landlord’s Work (including any Punch-List Items) and Landlord’s Additional Work, Tenant agrees to accept possession of the Demised Premises in “as is” and -7- NY 78267766v2

“where is” condition on the Commencement Date. Other than Landlord’s Work and Landlord’s Additional Work, Landlord shall not be obligated to perform any other work whatsoever to prepare the Demised Premises for Tenant’s initial occupancy thereof. Notwithstanding anything herein to the contrary, solely with respect to Latent Defects, Landlord shall promptly make, or cause to be made, any necessary repairs or replacements with respect to Landlord’s Work and/or Landlord’s Additional Work, as applicable, upon and subject to the applicable terms of this Lease, provided that Tenant shall deliver notice to Landlord: (x) with respect to Landlord’s Work, no later than eleven (11) months following the Commencement Date; and (y) with respect to Landlord’s Additional Work, eleven (11) months following the date on which such Landlord’s Additional Work has been substantially completed. All materials, work, labor, fixtures and installations required for Tenant’s use and occupancy of the Demised Premises other than Landlord’s Work and Landlord’s Additional Work shall (subject to the provisions of Article 5 below) be promptly furnished and performed by Tenant, at Tenant’s own cost and expense (subject to the provisions of Section 2.05 below). Additionally, Landlord shall perform the work (“Landlord’s Additional Work”) set forth on Exhibit “C-1” attached hereto. Landlord shall use commercially reasonable efforts to substantially complete (i) Landlord’s Work no later than the Target Commencement Date and (ii) Landlord’s Additional Work no later than June 1, 2021 (the “Additional Work Completion Date”). For purposes hereof, the term “Latent Defects” shall mean any defective items of Landlord’s Work and/or Landlord’s Additional Work, as applicable, that are not readily discoverable by Tenant. B. (i) Landlord shall deliver to Tenant at least ten (10) Business Days’ advance notice of the anticipated Delivery Date. Tenant shall have the right to inspect the Demised Premises and in the event that there shall be any Punch-List Items with respect to Landlord’s Work, Tenant shall deliver notice to Landlord of such Punch-List Items (“Tenant’s Punch List Notice”) within ten (10) Business Days following the Delivery Date set forth in Landlord’s notice. If Tenant fails to timely deliver such Tenant’s Punch List Notice, all of Landlord’s Work shall be conclusively deemed to have been satisfactorily completed on the date set forth in Landlord’s notice as the Delivery Date, subject to Landlord’s obligations with respect to Latent Defects as expressly set forth in Subsection 2.02A hereof. If Tenant timely delivers such Tenant’s Punch List Notice, other than the Punch-List Items set forth on such Tenant’s Punch List Notice, all of Landlord’s Work shall be conclusively deemed to have been satisfactorily completed on the date set forth in Landlord’s notice as the Delivery Date, subject to Landlord’s obligations with respect to Latent Defects as expressly set forth in Subsection 2.02A hereof. Landlord shall use commercially reasonable efforts to complete such Punch-List Items within forty-five (45) days after Landlord’s receipt of Tenant’s Punch List Notice (subject to an extension of such time period, if necessary, by reason of Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of sixty (60) days), except if and to the extent such Punch List Items are dependent on completion of Tenant’s Initial Installations, or some portion thereof following the completion of Tenant’s Initial Installations, as applicable (in which case Landlord shall complete such Punch List Items within forty-five (45) days after Tenant’s completion of Tenant’s Initial Installations, or the applicable portion thereof, as applicable (subject to an extension of such time period, if necessary, by reason of Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of sixty (60) days)). In the event that Landlord shall fail to complete any Punch-List Items within any of such forty-five (45)-day periods (as extended by reason of Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of sixty (60) days)), Tenant shall have the right, at its option and upon delivery of at least ten (10) days’ prior notice to Landlord, to complete such Punch-List Items, in which event Landlord shall credit to Tenant against the next installments of Fixed Rent or Recurring Additional Rent due hereunder an amount equal to all actual, reasonable, out-of-pocket costs incurred by Tenant in performing such Punch-List Items. (ii) Landlord shall deliver to Tenant at least ten (10) Business Days’ advance notice of the anticipated date of completion with respect to Landlord’s Additional Work. Tenant shall have the right to inspect Landlord’s Additional Work, and in the event that there shall be any Punch-List Items with respect to such Landlord’s Additional Work, Tenant shall deliver notice to Landlord of such Punch-List Items (“Tenant’s Additional Work Punch List Notice”) within ten (10) Business Days following the date set forth in Landlord’s notice for the completion of Landlord’s Additional Work (the “Restroom Delivery Date”). If Tenant fails to timely deliver such Tenant’s Additional Work Punch List Notice, all of Landlord’s Additional Work shall be conclusively deemed to have been satisfactorily completed on the date set forth in Landlord’s notice as the Restroom Delivery Date, subject to Landlord’s obligations with respect to Latent Defects as expressly set forth in Subsection 2.02A hereof. If Tenant timely delivers such Tenant’s Additional Work Punch List Notice, other than the Punch-List Items set forth -8- NY 78267766v2 on such Tenant’s Additional Work Punch List Notice, all of Landlord’s Additional Work shall be conclusively deemed to have been satisfactorily completed on the date set forth in Landlord’s notice as the Bathroom Delivery Date, subject to Landlord’s obligations with respect to Latent Defects as expressly set forth in Subsection 2.02A hereof. Landlord shall use commercially reasonable efforts to complete such Punch-List Items within forty-five (45) days after Landlord’s receipt of Tenant’s Additional Work Punch List Notice (subject to an extension of such time period, if necessary, by reason of Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of sixty (60) days), except if and to the extent such Punch List Items are dependent on completion of Tenant’s Initial Installations, or some portion thereof following the completion of Tenant’s Initial Installations, as applicable (in which case Landlord shall complete such Punch List Items within forty-five (45) days after Tenant’s completion of Tenant’s Initial Installations, or the applicable portion thereof, as applicable (subject to an extension of such time period, if necessary, by reason of Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of sixty (60) days)). In the event that Landlord shall fail to complete any Punch-List Items within any of such forty-five (45)-day periods (as extended by reason of Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of sixty (60) days)), Tenant shall have the right, at its option and upon delivery of at least ten (10) days’ prior notice to Landlord, to complete such Punch-List Items, in which event Landlord shall credit to Tenant against the next installments of Fixed Rent or Recurring Additional Rent due hereunder an amount equal to all actual, reasonable, out-of-pocket costs incurred by Tenant in performing such Punch-List Items. C. (i) On or prior to September 1, 2021, which date may be extended due to Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of one hundred and eighty (180) days) and Tenant’s Delay, Landlord shall construct common area amenity space (the “Amenity Space”) consisting of at least ten thousand (10,000) rentable square feet on the twelfth (12th) floor of the 7-21 Condominium, which Amenity Space shall contain (1) a multi-purpose meeting and event space (which may serve, by way of example, town hall events, training sessions, board meetings and client events), (a) sufficient to accommodate a minimum capacity of 200 people, seated, or 110 people, in a classroom setting and (b) equipped with state-of-the-art telecommunications and AV sources, and (2) a pantry equipped with a warming kitchen, refrigerator and sink. Landlord has provided Tenant with a proposed plan for the Amenity Space, which plan is attached hereto as Exhibit “S”, and Tenant hereby confirms that such plan is acceptable to Tenant. Landlord shall keep Tenant reasonably apprised of any proposed changes to the design of the Amenity Space (the “Amenity Space Changes”) during the build-out process, which changes shall be subject to Tenant’s reasonable approval, which may be requested by e- mail to each of the following addresses: chuck.cerria@fticonsulting.com; Daniel.johnson@fticonsulting.com; William.johnson@turntown.com; and sheena.gohil@colliers.com. Tenant shall approve or reject (with a reasonable explanation for any such rejection), any proposed Amenity Space Changes within five (5) Business Days following Landlord’s request therefor. If Tenant fails to respond within such five (5) Business Day period, Tenant shall be deemed to have given its consent to the applicable Amenity Space Changes. (ii) Tenant shall have (a) a non-exclusive license, co-extensive with the Lease Term, for the use of the Amenity Space, (b) preferential access in common with other tenants of the Building (it being agreed that Landlord shall not grant any other tenants of the Building access to the Amenity Space that is higher in priority than Tenant’s access to the Amenity Space) to the Amenity Space for any booking made by Tenant at least one-hundred and eighty (180) days in advance or, if such notice is given less than one-hundred and eighty (180) days in advance, on a first-come, first-serve basis (it being understood that in no event shall Landlord accept bookings for the Amenity Space from any persons other than Building tenants and occupants more than one-hundred and eighty (180) days in advance) and (c) the right to cancel any such booking upon notice to Landlord at least forty-five (45) days in advance without incurring any charge therefor, it being agreed and understood that the foregoing shall not be construed as to prevent Landlord from imposing reasonable limitations from time to time on how far in advance a booking for the Amenity Space may be made. Tenant’s use of the Amenity Space shall be subject to established rules and regulations and standards of maintenance applicable to the users of the same, provided that, subject to the terms of this Section 2.02C, (I) Tenant schedules each such use with Building management, and (II) Tenant pays to Landlord, as additional rent, or to the operator of the Amenity Space (the “Operator”), as applicable, after each use by Tenant thereof but within thirty (30) days after being billed therefor, Landlord’s or such Operator’s then established rate for such usage (the “Amenity Usage Charge”), which rate shall be (x) no higher than the rate charged to any other tenant or occupant of the Building, and (y) at least ten percent -9- NY 78267766v2

(10%) less than the rate charged to any users other than tenants or occupants of the Building. Tenant agrees and acknowledges that Landlord makes no warranty or representations as to the availability of such use (given that the Amenity Space shall be reserved on a first-come, first-served, basis subject to the limitation set forth above), and that Tenant’s inability to utilize such license due to prior reservations by other tenants or occupants of the Building and/or other users shall not serve as a basis for rent abatement or any claim against Landlord, the Building management or the Board for damages, all of which are hereby specifically waived by Tenant. (iii) Landlord shall cause the Operator to operate the Amenity Space in accordance with pre-established standards of quality and performance as set forth on Exhibit “Q” attached hereto and made a part hereof (the “Quality Standards”). If Tenant believes that the Operator has failed to operate the Amenity Space in accordance with the Quality Standards, Tenant shall have the right to send a notice to Landlord (the “Operator Default Notice”), which notice shall set forth in reasonable detail any deviations from the Quality Standards. If Tenant believes that such failure has occurred more than (3) times in any twelve (12) month period during the Lease Term (and Tenant has delivered the Operator Default Notice to Landlord with respect to each such failure), then Tenant shall have the right to deliver a notice to Landlord (the “Operator Termination Request Notice”) requesting that Landlord (1) terminate the then existing Operator, and (2) replace such Operator with another operator qualified to operate the Amenity Space in accordance with the Quality Standards. Within ten (10) Business Days following Landlord’s receipt of the Operator Termination Request Notice, Landlord shall either (x) use commercially reasonable efforts to terminate the then existing Operator, or (y) notify Tenant that Landlord disputes the Operator Termination Request Notice, which notice shall specify in reasonable detail the reasons for the dispute (a “Termination Dispute Notice”). In the event that Landlord delivers a Termination Dispute Notice and the parties do not reach a resolution with respect thereto within twenty (20) days following its delivery, either party shall have the right to submit such dispute to Expedited Arbitration in accordance with the provisions of Subsection 11.05B below. Subject to the provisions of the following Subsection 2.02C(iv), the Amenity Space shall remain open and fully operational in accordance with the Quality Standards during the Lease Term. (iv) Landlord reserves the right for itself and for the Board (in accordance with the terms of the Condominium Documents, but subject to the Board SNDA and the Board Consent) to temporarily close the Amenity Space due to Force Majeure (provided that any closure due to Force Majeure shall not exceed an aggregate of one hundred and eighty (180) days), or for Repairs and Alterations (including Repairs following a casualty), which, in the reasonable judgment of Landlord or the Board are desirable or necessary to be made, until said Repairs and Alterations shall have been completed; it being agreed, that except in an emergency, Landlord shall not perform any voluntary Alterations or refurbish the Amenity Space (“Amenity Space Renovations”) more than one (1) time every five (5) years during the Lease Term and shall use commercially reasonable efforts to give Tenant at least twelve (12) months’ prior notice of any Amenity Space Renovations (which notice shall specify in reasonable detail the reason(s) for the closure of the Amenity Space and Landlord’s estimated time period for completion of the applicable Amenity Space Renovation(s)); and no diminution or abatement of rent or other compensation shall or will be claimed by Tenant, except as expressly set forth herein, nor shall this Lease or any of the obligations of Tenant be affected or reduced, by reason of such closure, nor shall the same constitute an actual or constructive eviction. Landlord agrees to prosecute all Amenity Space Renovations undertaken by Landlord with reasonable diligence and continuity to completion in accordance with the Quality Standards. Landlord shall use commercially reasonable efforts (but shall not be obligated to use overtime or premium pay labor) to minimize interference with Tenant’s use of the Amenity Space in making any Repairs or Alterations, but, except as expressly set forth in the following sentence, there shall be no allowance to Tenant for a diminution of rental value or interruption of business, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from Landlord, the Board or others making any Repairs or Alterations in or to any portion of the Amenity Space. For the purposes hereof, the term “voluntary” with respect to an Alteration shall mean an Alteration that is not requested by Tenant, not necessitated by Legal Requirements or by a requirement of the Insurance Boards, not required pursuant to the obligations of Landlord under this Lease, and not necessitated by Tenant’s specific use or manner of use of the Amenity Space. (v) Notwithstanding anything herein to the contrary, in the event that (x) Landlord fails to construct the Amenity Space on or prior to September 1, 2021, subject to Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of one hundred and eighty (180) days) and any Tenant’s Delay, and/or (y) the Amenity Space is closed for at least fifty (50) consecutive days in any twelve (12) month period during the Lease Term and, (1) in the case of clause (x) above, Tenant rents amenity space from -10- NY 78267766v2 another provider for all or a portion of the period of time until Landlord constructs the Amenity Space, or (2) in the case of clause (y) above, Tenant rents amenity space from another provider during such time, then, in each case, Tenant shall be entitled to a credit against future payments of the Amenity Usage Charges in the actual, reasonable, out-of-pocket amount paid by Tenant to such other provider for use (for the same purposes that Tenant would have utilized the Amenity Space had it been available) during such period of non-completion or closure as a result thereof (e.g., if closure of the Amenity Space in connection with Amenity Space Renovations is estimated to last twelve (12) weeks and Tenant rents amenity space from another provider during the eleventh (11th) week but the Amenity Space Renovations are completed early, then Tenant would nonetheless be entitled to a credit against future payments of the Amenity Usage Charge as a result thereof), provided that Tenant delivers to Landlord a receipt for such amount, together with reasonable supporting documentation. For purposes hereof, Landlord’s obligation to “construct” the Amenity Space shall be deemed to include cleaning all construction debris therefrom and furnishing the same and otherwise delivering same clean and suitable for use. D. Landlord and Tenant acknowledge and agree that, in order to expedite the build-out of the Demised Premises in as efficient a manner as possible, Landlord and Tenant intend to perform portions of Landlord’s Work, Landlord’s Additional Work, Tenant’s Initial Installations, and Tenant’s Initial Improvements contemporaneously. Landlord and Tenant further acknowledge and agree that, in order to maximize such efficiency, Landlord and Tenant shall each use commercially reasonable efforts to cooperate with the other in the scheduling and performance of each party's respective work. Notwithstanding the foregoing, in the event that, after using such efforts to cooperate with each other, any conflicts in the scheduling and/or performance of each party's respective work shall remain, (i) from the Effective Date but prior to the Delivery Date, Landlord’s Work shall take priority over Tenant’s Initial Installations (and Tenant may not perform any Tenant’s Initial Improvements), and (ii) from and after the Delivery Date, Tenant’s Initial Improvements shall have priority over Landlord’s Additional Work. Section 2.03 A. If Landlord shall be unable to give possession of the Demised Premises on the Target Commencement Date for any reason, then Landlord shall not be subjected to any liability for the failure to give possession on said date, except as expressly set forth in Subsection 2.03B below; provided, however, no such failure to give possession on such specific date shall affect the validity of this Lease or the obligations of Tenant hereunder or be deemed to extend the Lease Term, except as expressly set forth in Subsection 2.03B below. B. If the Delivery Date shall not occur on or before the Target Commencement Date (as such date may be extended pursuant to the provisions of this Subsection 2.03B below), then Landlord shall not be subject to any liability for any delay in the occurrence of the Delivery Date, but, as Tenant’s sole and exclusive remedy in connection therewith (subject to the provisions of the immediately following sentences in this Subsection 2.03B), the Rent Concession Period shall be extended (x) by one-half (1/2) day for each day after the date (the “Penalty Commencement Date”) that is the later to occur of (aa) the Target Commencement Date and (bb) the Delay Inception Date until the earlier to occur of the Delivery Date and the sixtieth (60th) day following the Penalty Commencement Date, (y) by one (1) day for each day commencing on the sixty-first (61st) day following the Penalty Commencement Date that the Delivery Date shall not have occurred until the earlier to occur of the Delivery Date and the ninetieth (90th) day following the Penalty Commencement Date, and (z) by one and one-half (1 1/2) days for each day commencing on the ninety-first (91st) day following the Penalty Commencement Date that the Delivery Date shall not have occurred. If the Delivery Date shall be delayed as a result of Force Majeure or Tenant’s Delay, then the Target Commencement Date shall be deemed postponed by one (1) day for each day that the Delivery Date does not occur by virtue of such Force Majeure (which postponement for Force Majeure shall in no event exceed an aggregate of one hundred and eighty (180) days) or Tenant’s Delay. If the Delivery Date has not occurred within one hundred eighty (180) days following the Penalty Commencement Date (such date, the “Landlord’s Work Termination Option Date”) and if the delay in the Delivery Date shall not have been caused by a Force Majeure event (which delay for Force Majeure shall in no event exceed an aggregate of one hundred and eighty (180) days) or Tenant’s Delay, then (except as set forth above), Landlord shall not be subject to any liability for any delay in such Delivery Date, but, as Tenant’s sole and exclusive remedy in connection therewith (except as set forth above), provided that Tenant’s commencement or performance of Tenant’s Initial Improvements is actually delayed solely due to Landlord’s failure to so deliver possession of the Demised Premises to Tenant with Landlord’s Work substantially completed, Tenant shall be entitled to terminate this Lease, but only by notice (the “Termination Option Notice”) delivered to Landlord within fifteen (15) days after the Landlord’s Work Termination Option Date -11- NY 78267766v2

(the “Termination Option Period”), time being of the essence with respect thereto, with such termination to be effective as of the thirtieth (30th) day after the delivery of the Termination Option Notice to Landlord (the “Termination Option Date”); subject, however, to the provisions of the immediately following sentence. In the event that Tenant delivers the Termination Option Notice to Landlord as aforesaid and the Delivery Date has not occurred by the Termination Option Date, (i) this Lease shall be deemed canceled and terminated effective as of the Termination Option Date, and (ii) except with respect to obligations expressly stated to survive the expiration or sooner termination of this Lease, neither party shall have any further obligations to the other under this Lease. Failure by Tenant to deliver the Termination Option Notice during the Termination Option Period shall be deemed to constitute a waiver of Tenant’s right to terminate this Lease under this Subsection 2.03B. For purposes of determining the Rent Concession Period extension and whether Tenant may terminate this Lease, Landlord’s Work shall be deemed substantially completed on the day it would have been substantially completed but for Tenant’s Delay or Force Majeure (subject to the limitations on the extension period for Force Majeure set forth above in this Subsection 2.03B), if any. C. If Landlord fails to substantially complete Landlord’s Additional Work on or prior to the Additional Work Completion Date, subject to Force Majeure (which extension period for Force Majeure shall in no event exceed an aggregate of one hundred and eighty (180) days) and Tenant’s Delay, provided that Tenant is not then receiving any extension of the Rent Concession Period pursuant to the provisions of Subsection 2.03B above, as Tenant’s sole and exclusive remedy in connection therewith, the Rent Concession Period shall be extended by one-half (1/2) day for each day after the date that is the later to occur of (aa) the Additional Work Completion Date and (bb) the Delay Inception Date until Landlord’s Additional Work has been substantially completed. Section 2.04 The parties hereto agree that this Article 2 constitutes an express provision as to the time at which Landlord shall deliver possession of the Demised Premises to Tenant, and Tenant hereby waives any rights to rescind this Lease which Tenant might otherwise have pursuant to Section 223-a of the Real Property Law of the State of New York, or pursuant to any other law of like import now or hereafter in force. Section 2.05 A. Subject to the terms and conditions hereinafter set forth, Landlord shall provide to Tenant a construction allowance (“Landlord’s Contribution”) to reimburse Tenant during the twenty-four (24) month period (the “Eligible Reimbursement Period”) commencing on the Commencement Date for the costs expended by Tenant to perform Tenant’s Initial Improvements, in an aggregate amount not to exceed Thirteen Million Eight Hundred Eighty-Two Thousand Eight Hundred and 00/100 Dollars ($13,882,800.00). Landlord shall fund the portion of Landlord’s Contribution then being requisitioned in the manner set forth in Subsections 2.05B and 2.05C below, but only if all of the following conditions shall have been satisfied: (i) Tenant shall not then be in default (after notice of such default shall have theretofore been given to Tenant, but subject to the provisions of Subsections 2.05F(i) and/or (ii) below) with respect to any of the monetary or material non-monetary terms, covenants or conditions to be performed or observed by Tenant under this Lease, nor shall an Event of Default have occurred and then be continuing (subject to the provisions of Subsection 2.05F(ii) below); (ii) Tenant shall have obtained, and at all times during the construction period shall maintain, all necessary permits, licenses, authorizations and approvals from all governmental authorities having or asserting jurisdiction in connection with Tenant’s Initial Improvements, and shall have delivered true copies thereof to Landlord; and (iii) Tenant shall have delivered to Landlord, for approval by Landlord: (x) a completed requisition for payment (using the AIAG702 form, or any successor form, issued by the American Institute of Architects), certified and sworn to by Tenant’s architect stating or accompanied by: (1) the amount being requested, (2) receipted invoices for all labor and materials theretofore performed as part of Tenant’s Initial Improvements not previously delivered to Landlord, or such other reasonable evidence of payment, (3) the cost of labor and materials theretofore performed and incorporated in the Demised Premises and the aggregate cost of the entire Tenant’s Initial Improvements to be performed, and (4) that the work completed to date has been performed in good and workmanlike manner in accordance with the plans and specifications approved by Landlord in all material respects and in compliance with all Legal Requirements; and (y) partial waivers of lien from all contractors and subcontractors who shall have furnished materials or supplies or performed work or services in connection with -12- NY 78267766v2

Tenant’s Initial Improvements (it being agreed that any subcontractor who furnishes the same on behalf of itself and any of its sub-subcontractors shall not also be required to deliver lien waivers from any such sub-subcontractors). B. Within thirty (30) days after Tenant shall have complied with all of the conditions set forth in the foregoing Subsection 2.05A, and no more often than twice each month, Landlord shall pay to Tenant an amount equal to that portion of Landlord’s Contribution, which shall equal, on a percentage basis, that portion of Tenant’s Initial Improvements then completed in accordance with the provisions hereof, as certified by Tenant’s architect, less all amounts of Landlord’s Contribution previously disbursed; provided, however, that (x) Landlord shall not be required to make more than one (1) payment per calendar month, and (y) the disbursements hereunder shall be subject to a retention of ten (10%) percent until Tenant’s Initial Improvements shall have been finally and fully completed and approved in accordance with Article 5 hereof (The date upon which Landlord is required to make the payment of Landlord’s Contribution to Tenant pursuant to this Subsection 2.05B is referred to herein as the “Contribution Due Date”.) C. Provided that Tenant shall not then be in default (after notice of such default shall have theretofore been given to Tenant, but subject to the provisions of Subsections 2.05F(i) and (ii) below) with respect to any of the monetary or material non-monetary terms, covenants or conditions to be performed or observed by Tenant under this Lease, then, within thirty (30) days following the last to occur of: (i) Tenant’s request for payment of the final installment of Landlord’s Contribution, which request, in the case of Landlord’s Contribution, may not be submitted to Landlord more than thirty (30) days following the expiration of the Eligible Reimbursement Period, (ii) completion of Tenant’s Initial Improvements (except for punch-list items) in accordance with the provisions of Article 5 below, (iii) the certification of Tenant’s architect that Tenant’s Initial Improvements have been completed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord in all material respects and in compliance with all Legal Requirements, (iv) delivery by Tenant to Landlord of waivers of lien from all contractors, subcontractors and materialmen who shall have furnished materials or supplies or performed work or services in connection with Tenant’s Initial Improvements (it being agreed that any subcontractor who furnishes the same on behalf of itself and any of its sub-subcontractors shall not also be required to deliver lien waivers from any such sub-subcontractors), (v) Tenant having obtained final approvals of Tenant’s Initial Improvements (including letters of completion or amended certificates of occupancy for each and every permit application filed by or on behalf of Tenant) from all governmental authorities having or asserting jurisdiction (including the New York City Department of Buildings) over the Demised Premises, and Tenant having furnished Landlord with copies thereof unless the same shall be available for public viewing on the New York City Department of Buildings BIS system, and (vi) delivery by Tenant to Landlord of “as built” drawings or Tenant’s Plans stamped “final” by Tenant’s architect and marked to reflect field notes and incorporating all changes and revisions thereto with respect to Tenant’s Initial Improvements in accordance with Subsection 5.02D hereof, the balance (the “Contribution Balance”) of Landlord’s Contribution that has not been previously disbursed (but, in the aggregate, not in excess of the total cost of Tenant’s Initial Improvements) shall be disbursed to Tenant. Tenant expressly agrees that Landlord’s obligation to pay the Contribution Balance shall be conditioned upon Tenant’s timely compliance with the requirements set forth in clauses (i) - (vi) of this Subsection 2.05C. D. Landlord’s obligation to pay Landlord’s Contribution shall only apply to that part of Tenant’s Initial Improvements performed during the Eligible Reimbursement Period that consists of (i) the installation of walls, partitions, fixtures, improvements and appurtenances permanently attached to or built into the Demised Premises, including the following: mechanical systems, flooring, ceilings, bathrooms, duct work, electrical wiring, plumbing, millwork and supplemental air-conditioning systems (if any), affixed carpeting and other floor coverings (with all such work being referred to herein collectively as “hard costs”), and (ii) design fees, architectural, engineering, construction management and other construction consultants’ fees, filing fees and permitting costs (with all such fees being referred to herein collectively as “soft costs”). E. The right to receive Landlord’s Contribution with respect to Tenant’s Initial Improvements as set forth in this Section 2.05 shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any third party, including, without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person, firm or entity; provided, however, that nothing in the foregoing shall limit Tenant’s right to use Landlord’s Contribution to pay any such parties for services or work performed in connection with Tenant’s Initial Improvements, to the extent not prohibited pursuant to Subsection 2.05D above. -13- NY 78267766v2

F. (i) Supplementing the provisions of Subdivision 2.05A(i) and Subsection 2.05C above, if, on the date that Tenant shall request a disbursement of Landlord’s Contribution (including the Contribution Balance), Tenant shall be in default after Tenant shall have theretofore been given notice of any such default with respect to any of the monetary or material non-monetary obligations of Tenant under this Lease, then Tenant’s right to request such disbursement of Landlord’s Contribution shall be deemed suspended until such time as Tenant shall have cured such default. If Tenant shall have cured such default within the applicable cure period, then Tenant’s right to request such disbursement of Landlord’s Contribution shall be deemed reinstated, but only if Tenant shall have complied with the other applicable requirements of this Section 2.05 (provided however, that in no event shall the Eligible Reimbursement Period be extended for more than ninety (90) days in the aggregate by virtue of this Subsection 2.05F(i)). (ii) If (I) an Event of Default occurs by reason of Tenant’s failure to cure a monetary or material non-monetary default within the specified cure period therefor in this Lease pursuant to Subdivision 2.05(F)(i) above, or (II) on the date that Tenant shall request a portion of Landlord’s Contribution (including the final installment thereof) an Event of Default shall have occurred and is continuing, then, in either case, if (a) Tenant cures such Event of Default prior to the EOD Cure Date, Landlord shall not have terminated this Lease in accordance with Article 15 below by virtue of such Event of Default, and (b) (x) Tenant shall not be in default of any of Tenant’s other monetary or material non-monetary obligations under this Lease after notice of such default shall have been given to Tenant (in which event Subsection 2.05F(i) and (ii) shall apply), and (y) no other Event of Default shall then be continuing (in which event this Subsection 2.05F(ii) shall apply), then, from and after the subject EOD Cure Date, Tenant’s right to request such portion of the Landlord’s Contribution shall be deemed reinstated, but only if Tenant shall have complied with the other applicable requirements of this Section 2.05 (provided, however, that in no event shall the Eligible Reimbursement Period be extended for more than 90 days in the aggregate by virtue of this Subsection 2.05F(ii) and Subsection 2.05F(i) hereof). The “EOD Cure Date” shall mean the earlier to occur of (A) the date on which Tenant gives notice to Landlord that Tenant has cured the applicable Event of Default or (B) the date on which Landlord received actual knowledge of such cure, provided that with respect to clause (B) above, in no event shall such date be more than five (5) Business Days prior to Landlord’s receipt of Tenant’s notice as provided in clause (A) above. G. Any portion of Landlord’s Contribution not requested by Tenant during the Eligible Reimbursement Period (or, with respect to the final installment thereof, within thirty (30) days thereafter) pursuant to the terms of this Article 2 shall be credited against Fixed Rent first coming due and payable hereunder. H. If any installment of Landlord’s Contribution or Landlord’s Space Planning Contribution is not paid on or prior to the applicable Contribution Due Date (or the expiration of the thirty (30) day period set forth in Section 2.06 hereof with respect to Landlord’s Space Planning Contribution), the same shall bear interest at the Interest Rate from the applicable Contribution Due Date until paid. If any installment of Landlord’s Contribution or Landlord’s Space Planning Contribution is not paid within forty-five (45) days after the Contribution Due Date (or the expiration of the thirty (30) day period set forth in Section 2.06 hereof with respect to Landlord’s Space Planning Contribution), Tenant shall have the right to deliver notice to Landlord, provided that such notice shall bear the following legend typed in bold, capital letters at the top: “IF LANDLORD SHALL FAIL TO PAY THE INSTALLMENT OF LANDLORD’S CONTRIBUTION OR LANDLORD’S SPACE PLANNING CONTRIBUTION PREVIOUSLY REQUESTED PURSUANT TO [SUBSECTION 2.05A OF THE LEASE ] / [SECTION 2.06 OF THE LEASE] WITHIN TEN (10) BUSINESS DAYS AFTER LANDLORD’S RECEIPT OF THIS SECOND REQUEST THEREFOR, TENANT SHALL HAVE THE RIGHT TO DEDUCT THE UNPAID PORTION OF SUCH INSTALLMENT FROM THE NEXT INSTALLMENT(S) OF FIXED RENT COMING DUE IN ACCORDANCE WITH THE PROVISIONS OF SUBSECTION 2.05H OF THE LEASE.” If, within ten (10) Business Days after receipt of such notice, Landlord shall not have paid to Tenant the amount of such unpaid installment, and Landlord shall not have disputed any aspect of such unpaid installment claimed by Tenant (it being understood that Landlord shall pay any portion of such unpaid installment that Landlord does not dispute), then Tenant may deduct the unpaid portion of such unpaid installment (together with interest at the Interest Rate accruing from and after the Contribution Due Date (or the expiration of the thirty (30) day period set forth in Section 2.06 hereof with respect to Landlord’s Space Planning Contribution) through the date paid by Landlord or deducted by Tenant, as the case may be) from the next installment of Fixed Rent coming due. If Landlord does pay the amount -14- NY 78267766v2 of such unpaid installment within ten (10) Business Days after receipt of such notice, Landlord shall pay (if and to the extent not already paid) the interest with respect to such unpaid installment that has accrued, at the Interest Rate, from and after the Contribution Due Date (or the expiration of the thirty (30) day period set forth in Section 2.06 hereof with respect to Landlord’s Space Planning Contribution) through the date such installment is paid by Landlord. Any dispute under this Subsection 2.05H with respect to any aspect of such unpaid installment shall be resolved by Expedited Arbitration in accordance with the provisions of Subsection 11.05B below. In the event that the arbitrator shall determine in favor of Tenant, and within ten (10) Business Days after such determination, Landlord shall not have paid to Tenant the amount that such arbitrator determined is due to Tenant, then Tenant may deduct the unpaid portion of such amount from the next installment of Fixed Rent coming due (together with interest at the Interest Rate accruing from and after the applicable Contribution Due Date (or the expiration of the thirty (30) day period set forth in Section 2.06 hereof with respect to Landlord’s Space Planning Contribution) through the date paid to Tenant). Section 2.06 Within thirty (30) days following Tenant’s request therefor, Landlord agrees to provide to Tenant an amount (“Landlord’s Space Planning Contribution”) for the cost expended by Tenant to perform the test- fit (and all revisions) with respect to Tenant’s Initial Improvements, in an aggregate amount not to exceed Twenty Four Thousand One Hundred Forty-Four and 00/100 Dollars ($24,144.00). ARTICLE 3. RENT Section 3.01 Tenant covenants and agrees that, during the Lease Term, Tenant shall pay to Landlord the Fixed Rent in accordance with Section 1.01 at the annual rate set forth on Schedule 1-2 attached hereto, in equal monthly installments, in advance, on the first day of each calendar month during the Lease Term, at the office of Landlord or such other place as Landlord may designate without any abatement, reduction, setoff, counterclaim, defense or deduction whatsoever, except as otherwise expressly set forth in this Lease. Notwithstanding the foregoing, Tenant’s obligation to pay any Fixed Rent (such amount, the “Excused Rent”) for the period beginning on the Commencement Date and ending on the day immediately preceding the Rent Commencement Date (the “Rent Concession Period”), as such Rent Concession Period may be extended pursuant to Subsection 2.03B above, this Section 3.01, or any other provisions of this Lease expressly granting Tenant an abatement or offset right for Fixed Rent, shall abate so long as no monetary or material non-monetary default (after notice of such monetary or material non-monetary default shall have theretofore been given to Tenant, but subject to the provisions of Subsection 3.07 below). As used herein, the “Rent Commencement Date” shall mean the date that occurs twelve (12) full months and fifteen (15) days following the Commencement Date (i.e., April 15, 2022 if the Commencement Date occurs on the Target Commencement Date); provided that if following the Commencement Date, Tenant is actually delayed in performing or substantially completing Tenant’s Initial Improvements due solely to a Construction Delay, and such Construction Delay continues for more than thirty (30) days following the date on which Tenant delivers notice to Landlord setting forth the Construction Delay (which notice may not be sent prior the actual occurrence of the Construction Delay) (such notice, the “Construction Delay Notice”), the Rent Commencement Date shall be postponed by one (1) day for each calendar day that Tenant is so delayed, commencing on the thirty-first (31st) day following Tenant’s delivery of the Construction Delay Notice (or the date on which Landlord actually became aware thereof, as applicable; provided that in no event shall such date be more than five (5) Business Days prior to Landlord’s receipt of the Construction Delay Notice) (the “Construction Delay Commencement Date”) until the earlier to occur of (a) the date upon which the Construction Delay ceases to exist, and (b) the date that occurs seventy-five (75) days following the Construction Delay Commencement Date. In the event that Tenant’s obligation to pay Fixed Rent shall commence on a date which shall be other than the first day of a calendar month, the same shall be prorated at the rental rate applicable during the first year of the Lease Term, and shall be paid by Tenant to Landlord together with the first full monthly installment of Fixed Rent as shall become due hereunder (after applying the Excused Rent and any other abatement, offset or rent credit that Tenant is expressly entitled to under this Lease). In the event that the Lease Term shall expire or sooner terminate on a date that shall be other than the last day of a calendar month, Tenant’s obligation to pay Fixed Rent shall be prorated at the then prevailing rental rate. Section 3.02 All costs, charges, expenses and payments (including the payments required to be made by Tenant pursuant to Article 19 below) which Tenant assumes, agrees or shall be obligated to pay to Landlord -15- NY 78267766v2 pursuant to this Lease (other than Fixed Rent) shall be deemed additional rent, and, in the event that Tenant shall fail to timely pay the same, Landlord shall have all of the rights and remedies with respect thereto as are provided for herein or by applicable Legal Requirements in the case of non-payment of Fixed Rent. If no date is specified herein for Tenant’s payment of additional rent, then same shall be due within thirty (30) days after being billed therefor. Section 3.03 Tenant covenants to pay the Fixed Rent and additional rent as in this Lease provided, when due and, unless otherwise expressly provided elsewhere in this Lease, without notice or demand, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. If any installment of Fixed Rent or any additional rent shall not be paid within five (5) Business Days after such installment of Fixed Rent or additional rent shall have first become due, then, in addition to paying such installment of Fixed Rent or additional rent, Tenant shall also pay to Landlord interest thereon from the due date until such installment of Fixed Rent or additional rent, together with such interest thereon that has theretofore accrued, is fully paid at the Interest Rate (defined in Article 16 below); provided that Tenant shall not be required to pay interest the first (1st) time in any calendar year that Tenant fails to pay Fixed Rent or additional rent within five (5) Business Days after such payment shall first become due, unless Tenant shall have failed to pay such rent within five (5) Business Days after Landlord shall have given Tenant notice that such rent is past due. Such interest charge shall be due and payable as additional rent with the next monthly installment of Fixed Rent. The foregoing obligations on the part of Tenant shall not preclude the simultaneous or subsequent exercise by Landlord of any and all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity. No payment by Tenant or receipt by Landlord of a lesser amount than the Fixed Rent or additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or additional rent (unless Landlord, in Landlord’s sole and absolute discretion, shall otherwise so elect), nor shall any endorsement or statement on any check or in any letter accompanying any check or payment, as Fixed Rent or additional rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Fixed Rent and additional rent or pursue any other remedy provided in this Lease, at law or in equity. Section 3.04 If all or any part of the Fixed Rent or additional rent shall at any time become uncollectible, reduced or required to be refunded by virtue of any Legal Requirements (including rent control or stabilization laws), then for the period prescribed by said Legal Requirements, Tenant shall pay to Landlord the maximum amounts permitted pursuant to said Legal Requirements, and Tenant shall execute and deliver such agreement(s) and take such other reasonable steps as Landlord may reasonably request (provided that same are then legally permissible) to permit Landlord to collect the maximum rent which, from time to time during the continuance of such legal rent restriction, may be legally permissible (and not in excess of the amounts then reserved therefor under this Lease). Upon the expiration or other legal termination of the applicable period of time during which such amounts shall be uncollectible, reduced or refunded: (a) the Fixed Rent and additional rent shall become and shall thereafter be payable in accordance with the amounts reserved herein for the periods following such expiration or termination, and (b) provided that Tenant is legally permitted to pay and Landlord is legally permitted to collect same, Tenant shall pay to Landlord as additional rent, within thirty (30) days after demand, all uncollected, reduced or refunded amounts that would have been payable for the aforesaid period under this Lease absent such Legal Requirements (and not in excess of the amounts then reserved therefor under this Lease). The provisions of the immediately preceding sentence shall survive the expiration or sooner termination of this Lease. Section 3.05 If Landlord shall direct Tenant to pay Fixed Rent or additional rent to a “lockbox” or other depository whereby checks issued in payment of Fixed Rent or additional rent (or both, as the case may be) are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord’s authority), then Tenant shall be fully credited with making such payment when actually received by such other person or entity on Landlord’s authority exactly as if same were received by Landlord, and for any and all purposes under this Lease (subject to Section 30.01 below), Tenant shall not be in default of Tenant’s obligation to pay Fixed Rent or additional rent, nor shall any interest (as provided for in Section 3.03 above) be imposed, if and for so long as Tenant shall timely pay Fixed Rent and additional rent required pursuant to this Lease in the manner designated by Landlord and such payment by Tenant shall be deemed to satisfy Tenant’s obligations hereunder as if such payments were made to Landlord. Section 3.06 Notwithstanding anything to the contrary contained in this Article 3 (but subject to the last sentence of this Section 3.06), provided that Landlord shall give Tenant not less than thirty (30) days’ prior -16- NY 78267766v2 notice thereof (which notice shall identify a domestic bank and contain appropriate wire instructions), Tenant shall pay all future monthly installments of Fixed Rent at the office of such domestic bank, by wire transfer of immediately available federal funds, to the account of Landlord. On not less than thirty (30) days’ prior notice, Landlord may thereafter revise or revoke such direction to pay Fixed Rent by wire transfer. If Landlord shall direct Tenant to pay Fixed Rent by wire transfer in accordance with this Section 3.06, then Tenant shall not be in default of Tenant’s obligation to pay Fixed Rent (and Tenant shall not be responsible for the payment of any interest resulting from any late payment thereof) if and for so long as Tenant shall timely comply with Landlord’s wire instructions in connection with such payments. Accordingly, if Tenant shall have timely complied with Landlord’s instructions pertaining to a wire transfer given as aforesaid, but the funds shall thereafter have been misdirected or not accounted for properly by the recipient bank designated by Landlord, then the same shall not relieve Tenant’s obligation to make the payment so wired, but shall toll the due date for such payment until the wired funds shall have been located. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant’s obligation to pay rent, or to make Tenant subject to any interest resulting from any late payment thereof, if and for so long as Tenant shall timely initiate such wire transfer of the rent required to be paid pursuant to this Lease to the account designated by Landlord. Notwithstanding anything to the contrary contained in this Section 3.06, payments made by Tenant through the ACH network (i.e., the Automated Clearing House network that is under the supervision of the National Automated Clearing House Association or any successor thereto) shall be deemed to be the equivalent of a wire transfer of immediately available federal funds. Section 3.07 Supplementing the provisions of Section 3.01 above, if, at any time during the Rent Concession Period, or during any period of time thereafter that Tenant shall be entitled to the Excused Rent, as the case may be: A. Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of the monetary or material non-monetary obligations of Tenant under this Lease, then the Rent Concession Period, or Tenant’s right to the Excused Rent, as the case may be, shall be deemed suspended until such time as Tenant shall have cured such monetary or material non-monetary default. If Tenant shall have cured such monetary or material non-monetary default within the applicable cure period, then the Rent Concession Period and Tenant’s right to the Excused Rent shall, as the case may be, be deemed reinstated; or B. If (I) an Event of Default occurs by reason of Tenant’s failure to cure a monetary or material non-monetary default within the specified cure period therefor in this Lease pursuant to Subsection 3.07A above, or (II) on the date on which Tenant shall be entitled to the Excused Rent, an Event of Default shall have occurred and is continuing, then, in either case, if (a) Tenant cures such Event of Default prior to EOD Cure Date and Landlord shall not have terminated this Lease in accordance with Article 15 below by virtue of such Event of Default, and (b) (x) Tenant shall not be in default of any of Tenant’s other monetary or material non-monetary obligations under this Lease after notice of such default shall have been given to Tenant (in which event Subsection 3.07A and B shall apply), and (y) no other Event of Default shall then be continuing (in which event this Subsection 3.07B shall apply), then, from and after the subject EOD Cure Date, the Rent Concession Period and Tenant’s right to the Excused Rent shall, as the case may be, be deemed reinstated. ARTICLE 4. USE Section 4.01 Tenant shall use and occupy the Demised Premises for the Authorized Use, and for no other purpose. Section 4.02 Subject to the provisions of Section 31.17 below, Tenant specifically agrees that Tenant shall not permit any part of the Demised Premises to be used for any of the following purposes: (a) for retail banking or retail lending purposes of any kind; (b) for a safe deposit business or the sale of travelers checks and/or foreign exchange to the general public on an “off-the-street” basis; (c) as a kitchen other than a typical office pantry or (subject to the provisions of Section 4.04 below) warming kitchen, in each case, for the exclusive use of Tenant and Persons Within Tenant’s Control, but in no event shall any open flame cooking be permitted anywhere in the Demised Premises), restaurant or cafeteria (other than a Dining Facility that complies with the provisions of Section 4.04 below); (d) for manufacturing, storage, shipping, or receiving (other than with respect to the shipping and -17- NY 78267766v2 receiving of mail, packages and other items as customary and appropriate for a typical office occupant of comparable size); (e) for retail securities brokerage purposes open to the general public on an “off-the-street” basis; (f) for any retail sales to the general public on an “off the street” basis or as a store (except that the foregoing shall not be deemed to prohibit the telephonic sale of products or services ancillary to the Authorized Use); (g) for an office sharing or co-working business, or for the operation of a business that provides office suites and/or shared office workplaces to its clients, customers or members, (h) for the sale of any food or beverage or as a news and cigar stand (or anything similar thereto), other than vending machines for the exclusive use of Tenant and Persons Within Tenant’s Control; (i) for any sale of merchandise with delivery at or from the Demised Premises; (j) for the production of samples or workroom; or (k) for any purpose other than the Authorized Use. In addition, no part of the Demised Premises may be used by (i) an agency, department or bureau of the United States Government, any state or municipality within the United States, or any foreign government, or any political subdivision of any of them, or (ii) if, in Landlord’s reasonable judgment, such use will lower the first-class character of the Building (including, by way of example, and not of limitation, by generating foot traffic in the lobby of the Building in excess of foot traffic commensurate with ordinary office use), or create unreasonable or excessive elevator loads, including if such use would be by any tax exempt entity within the meaning of Section 168(h)(2) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended). Section 4.03 Tenant expressly acknowledges that irreparable injury will result to Landlord in the event of a breach of any of the covenants made by Tenant in this Article 4, and it is agreed that, in the event of such breach, Landlord shall be entitled, in addition to any other remedies available, to an injunction to restrain the violation thereof. Section 4.04 A. During the Lease Term, and subject to all applicable Legal Requirements, all requirements or recommendations of Insurance Boards, and Rules and Regulations, Tenant may, at Tenant's own cost and expense, install, maintain and operate in a portion of the Demised Premises, subject to the Dining Facility Location Requirements being satisfied, a warming kitchen and dining facility (collectively, the “Dining Facility”) in accordance with, and subject to, the terms, covenants and conditions contained in this Section 4.04 and the other applicable provisions of this Lease. For the avoidance of doubt, (i) the Dining Facility may include tables, chairs and microwaves for use by Tenant and Persons Within Tenant’s Control and (ii) any typical office pantries installed, maintained and operated at the Demised Premises for the exclusive use of Persons Within Tenant’s Control shall not be deemed a “Dining Facility” and shall not be subject to the terms of this Section 4.04. B. The “Dining Facility Location Requirements” shall mean that (a) the warming kitchen consists of no more than 15,000 contiguous rentable square feet, in the aggregate, (b) no odors shall emanate from the warming kitchen to areas outside of the Demised Premises, (c) no noise (including music) or vibrations emanating from the Dining Facility are audible or can be felt in any portion of the Building outside the Demised Premises, and (d) neither the Dining Equipment, nor the use or operation of the Dining Facility or any of the Dining Equipment, shall materially and adversely affect the operation of any part of the Building Systems, or any Building service or utility, or disturb any other tenant or other occupant of the Building. If at any time during the Lease Term any of the Dining Facility Location Requirements are not satisfied and Tenant is not able to remedy same within five (5) Business Day after notice from Landlord thereof, the portion of the Demised Premises being used as a Dining Facility shall not be used for the Dining Use (as hereinafter defined); provided, however, that, if all of the Dining Facility Location Requirements can be satisfied by relocating the Dining Facility to another portion of the Demised Premises, Tenant may, at Tenant's own cost and expense, so relocate the Dining Facility to another portion of the Demised Premises. In furtherance of satisfying the Dining Facility Location Requirements, as part of the work to be performed in the Dining Facility, the Dining Equipment and the placement and installation thereof shall be subject to Landlord's reasonable approval and conditions, and Tenant shall, at Tenant's own cost and expense, comply with such requirements that Landlord may reasonably impose with respect to the operation of the Dining Facility (including the Dining Equipment), all without any representation or warranty on the part of Landlord that such approval, conditions and/or requirements will result in the satisfaction of the Dining Facility Location Requirements. C. The Dining Facility shall be used solely for (i) the warming (but not open flame cooking) and/or sale of food to, and (ii) dining for use by, the officers, employees and business visitors of Tenant, or any parent, affiliate or subsidiary of Tenant, and Tenant's permitted subtenants and Desk Sharing Entities, and for no other purpose (the foregoing use being herein referred to as the “Dining Use”), it being understood and agreed that, -18- NY 78267766v2 for the purposes of this Lease, a “business visitor of Tenant, or any parent, affiliate or subsidiary of Tenant, and Tenant's permitted subtenants and Desk Sharing Entities” (and words of similar import) shall not include other tenants or other occupants of the Building unless such tenants or other occupants have a business reason to be in the Demised Premises other than to use the Dining Facility. Tenant shall not permit the Dining Facility to be used by any person or entity other than the officers, employees and business visitors of Tenant, or any parent, affiliate or subsidiary of Tenant, or of Tenant's permitted subtenants and Desk Sharing Entities, or any other person having a business reason to be in the Demised Premises other than to use the Dining Facility, without first obtaining Landlord's prior consent. D. Any and all work that Tenant desires to perform in the Dining Facility to prepare same for the Dining Use shall be performed by Tenant, at Tenant’s own cost and expense, in accordance with, and subject to, Article 5 of this Lease, and all of the other applicable provisions of this Lease. Nothing contained in this Lease shall be deemed to constitute a warranty or representation by Landlord that any portion of the Demised Premises may lawfully be used, occupied or operated for the Dining Use, or that any portion of the Demised Premises is suitable for the Dining Use or will satisfy the Dining Facility Location Requirements, Tenant hereby acknowledging that neither Landlord, nor any person acting on behalf of Landlord, has made any representations or warranties as to whether any portion of the Demised Premises may be so used, occupied or operated or whether any portion of the Demised Premises is suitable for such use or can satisfy the Dining Facility Location Requirements. E. Tenant, at Tenant’s own cost and expense, shall obtain and maintain all necessary approvals of all governmental authorities having jurisdiction (including all permits and licenses, and any amendment to the certificate of occupancy for the Building) that are necessary in order to occupy and operate the Dining Facility for the Dining Use. If and to the extent that Landlord's cooperation is reasonably required to obtain any of such approvals, permits, licenses or amendments, provided that Tenant shall not then be in default of any of the monetary or material non-monetary obligations of Tenant under this Lease (after notice of such breach or default shall have theretofore been given to Tenant, but subject to Subsection 4.04K below), Landlord agrees to reasonably cooperate with Tenant (at no cost to Landlord) in connection with Tenant obtaining such approvals, permits, licenses or amendments (including, if necessary, the execution of any applications or other documents required therefor), but only if and to the extent that Landlord shall not incur any out-of-pocket expense or suffer any liability thereby. Tenant shall at all times comply with the terms and conditions of each such approvals, permits, licenses and amendments. F. Notwithstanding anything contained in this Lease to the contrary, if Tenant shall elect to construct the Dining Facility, then it shall be Tenant’s obligation, at Tenant’s own cost and expense, to (i) operate the Dining Facility, including all of the equipment located within the Dining Facility or otherwise used in connection with the operation of the Dining Facility, regardless of whether said equipment (collectively, the “Dining Equipment”) is affixed to the Building, (ii) clean the Dining Facility (including the Dining Equipment), (iii) maintain the Dining Facility (including the Dining Equipment) in good working order and condition, and (iv) make all necessary repairs to and replacements of the Dining Facility and the Dining Equipment and to all other portions of the Building inside and outside the Demised Premises that are damaged by the installation, use, operation, maintenance, repair, replacement and/or removal of the Dining Facility or the Dining Equipment, all in accordance with, and subject to, all applicable Legal Requirements and all requirements or recommendations of Insurance Boards. All water used in connection with the operation of the Dining Facility (including the Dining Equipment) shall be paid for by Tenant and measured by the metering system described herein, and Tenant shall be supplied with cold water for use in the Dining Facility in accordance with, and subject to, all of the terms, covenants and conditions contained in Article 18 below and the other applicable provisions of this Lease. All electricity used in connection with the operation of the Dining Facility (including the Dining Equipment and all hot water heaters servicing such Dining Equipment and Dining Facility) shall be paid for by Tenant and measured by the metering system described below, and Tenant shall be supplied with electricity for use in the Dining Facility in accordance with, and subject to, all of the terms, covenants and conditions contained in Articles 18 and 20 below, and the other applicable provisions of this Lease. G. Tenant, at Tenant’s own cost and expense, shall, in accordance with, and subject to, all Legal Requirements and all requirements or recommendations of Insurance Boards or Article 8 and the other applicable provisions of this Lease: -19- NY 78267766v2

(i) To the reasonable satisfaction of Landlord (and in furtherance of Tenant's obligations under Section 36.02 below), keep the Dining Facility, the balance of the Demised Premises and the areas adjacent thereto, free from rats, mice, insects and other vermin, and shall, prior to the opening of the Dining Facility, obtain and maintain at all times during the Lease Term a service contract, with an entity approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), for the extermination of rats, mice, insects and other vermin, in and about the Dining Facility, such service contract and all renewals or replacements thereof to be in form reasonably approved by Landlord, and a copy thereof to be delivered to Landlord prior to the opening of the Dining Facility, or, in the case of renewal or replacement contracts, prior to the termination or expiration of the prior contract; (ii) Prevent fat, grease or any other greasy substance from entering the waste lines of the Building; (iii) Put and maintain the floors in the warming kitchen within the Dining Facility in a waterproof condition, but only to such portions of said floors in, on or around which water is used; (iv) Handle and dispose of all rubbish, refuse, garbage and waste from the Dining Facility in accordance with all applicable Legal Requirements and all requirements or recommendations of Insurance Boards, and not permit the accumulation of any rubbish, refuse or garbage in, on, or about any part of the Building. All food or food product rubbish, refuse, garbage or waste shall be stored until collection in closed containers and kept in a sealed and refrigerated wet trash room within the Demised Premises, to be installed and maintained by Tenant. If at any time during the Lease Term such food or food product rubbish, refuse, garbage and/or waste generated in the Demised Premises results in an increase in Landlord’s trash carting costs or exceeds the capacity that Landlord’s trash carting service is willing to collect under Landlord’s then existing agreement with such trash carting service (in each case, in excess of such rubbish, refuse, garbage and/or waste that a typical office occupant would generate), Tenant shall, at Landlord’s option, pay the actual increase in such costs or enter into a supplemental trash carting arrangement, at Tenant’s cost, with such trash carting service or, at Tenant’s option, a different trash carting service reasonably approved by Landlord, in each case, with respect to such food or food product rubbish, refuse, garbage and/or waste generated in the Demised Premises in excess of that which a typical office occupant would generate; and (v) Cause all of the Dining Facility Location Requirements to be observed, performed and complied with at all times. H. Tenant shall not permit the plumbing facilities of the Building to be used for any purpose other than that for which they were constructed, or dispose of any garbage or other foreign substance therein, whether through the utilization of so-called “disposal” or similar units, or otherwise. I. To the extent that any insurance premium payable by Landlord, the Board, Overlandlord and/or any Mortgagee is increased as a result of the operation of the Dining Facility, Tenant shall pay to Landlord, as additional rent, the amount of such increase(s) within thirty (30) days after Landlord's demand therefor from time to time. For so long as the Dining Facility is being used or operated, all of the provisions of this Lease in respect of Tenant's insurance obligations shall expressly apply to such use and operation. If and to the extent that any Landlord’s, the Board’s, any Overlandlord’s and/or any Mortgagee’s insurance policies covering the Building will not include (or expressly excludes) liability, loss, injury or damage relating to the Dining Facility (or other portions of the Building) as a result of the use of the Dining Facility, Tenant shall not be permitted to operate a Dining Facility in the Demised Premises unless and until Tenant obtains the necessary insurance policies therefor and names Landlord, the Board, any Overlandlord, any Mortgagee and any other parties required by the Condominium Documents (subject to the Board SNDA and the Board Consent) as additional insureds thereon. J. Subject to the provisions of Section 4.05 below, under no circumstances shall Tenant sublet the portion, if any, of the Demised Premises being used as the Dining Facility for the purpose of having such sublessee operate the Dining Facility, and notwithstanding anything contained in Article 10 below which may be to the contrary, any subletting or attempted subletting of such portion of the Demised Premises for such purpose shall be null and void. Under no circumstances shall Tenant assign Tenant's rights to use the Dining Facility independent from any assignment of Tenant's interest in this Lease. -20- NY 78267766v2

K. Supplementing the provisions of Subsection 4.04E above, if Landlord’s cooperation is reasonably required in connection with Tenant’s obtaining or maintaining approvals of governmental authorities to operate the Dining Facility for the Dining Use, and at such time, Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of the monetary or material non-monetary obligations of Tenant under this Lease, then Landlord’s obligation to so cooperate shall be deemed suspended until such time as Tenant shall have cured such default. If Tenant shall have cured such default within the applicable cure period, then Landlord’s obligation to so cooperate shall be deemed reinstated. Section 4.05 The retention by Tenant of any third-party to operate the Dining Facility for the Dining Use shall be permitted and shall not be a breach by Tenant of Tenant’s obligations under Article 10 (unless Tenant charges a third-party operator a fee to operate the Dining Facility), but shall be subject to the applicable provisions of this Lease (including Section 5.04 below) and to Landlord’s prior approval (which approval, except as aforesaid, shall not be unreasonably withheld or delayed). Any third-party operator so retained by Tenant shall be deemed to be acting on Tenant’s behalf. No such third-party operator shall have any rights, title or interest in, to or under the Demised Premises or any other portion of the Building, or any rights or remedies against Landlord, and Tenant shall indemnify and hold Landlord harmless from and against any and all, actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including court costs and reasonable third-party legal fees and disbursements for which Landlord is or may be liable) arising under or out of or in connection with or resulting from the acts or omissions of any such third-party operator. Tenant shall remain fully liable for the payment of Fixed Rent and additional rent due and to become due under this Lease and for the observance, performance and compliance with all of the terms, covenants and conditions contained in this Lease on Tenant's part to observe, perform or comply with, and all acts or omissions by any such third-party operator or anyone claiming by, through or under any such third-party operator which shall be a default under this Lease, shall be deemed to be a default by Tenant. Tenant’s right to have a third-party operator manage the Dining Facility shall not be deemed a waiver of Landlord's rights under this Lease to consent to the use or occupancy of the Demised Premises (or any portion thereof) by any other person or entity or to the assignment of this Lease or the subletting of the Demised Premises (or any portion thereof). ARTICLE 5. ALTERATIONS; LIENS; TENANT’S PROPERTY Section 5.01 A. Except as otherwise expressly provided in this Section 5.01, Tenant shall make no Alterations in or to the Demised Premises, including removal or installation of partitions, doors, electrical installations, plumbing installations, water coolers, heating, ventilating and air-conditioning or cooling systems, units or parts thereof or other apparatus, whether structural or non-structural, without the prior written consent of Landlord, and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board, and then only by contractors or mechanics approved in writing by Landlord and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board. Notwithstanding anything to the contrary contained in this Section 5.01, but subject to the terms of the Condominium Documents, the Board SNDA and the Board Consent: (i) Tenant shall have the right, on not less than five (5) Business Days’ prior notice to Landlord, but without being required to obtain Landlord’s consent, to perform Alterations in or to the Demised Premises that (x) do not require the issuance of a building permit or any other governmental authorization, or (y) involve only the installation of any information technology or office equipment (including printers, televisions, etc.), and do not involve connection to the Building’s electrical or mechanical systems, or (z) are decorative in nature (e.g., painting and the installation or removal of carpeting or wall coverings; collectively, “Decorative Changes”), provided that such Decorative Changes are made entirely within the Demised Premises and do not cost in excess of $2,000,000 in the aggregate (which amount shall increase by 3% as of January 1 of each year during the Lease Term) over a rolling six (6) month period, but Tenant shall nonetheless comply with all of the other applicable requirements governing Alterations set forth in this Article 5, and (ii) Landlord shall not unreasonably withhold or delay consent to any Alterations proposed by Tenant, provided that Tenant shall comply with all of the applicable requirements of this Article 5; it being agreed, however, that Landlord may withhold consent (and Landlord’s withholding of such consent shall be deemed reasonable) to the performance of any Alterations or to any Tenant’s Plans prepared in connection therewith, only if (a) an engineer reasonably selected by -21- NY 78267766v2

Landlord and reasonably approved by Tenant shall reasonably determine that the performance of such proposed Alteration in accordance with any of Tenant’s Plans prepared in connection therewith, as the case may be, are not consistent with good engineering practice, or (b) such Alterations would have more than a de minimis adverse impact on any structural element of the Building or Building Systems. B. All Alterations (other than Landlord’s Work and Landlord’s Additional Work): (i) shall be made at Tenant’s own cost and expense, (ii) shall comply with, and shall be performed at such times and in such manner as set forth in, the Rules and Regulations, as same may be amended by Landlord or the Board (subject to the Board SNDA and the Board Consent) from time to time; provided, however, that Tenant shall not be bound by any such amendment by Landlord that (a) imposes, except to a de minimis extent, any new or increased costs or financial obligations on Tenant (unless as a result of compliance with any Legal Requirements) or (b) adversely affects (to more than a de minimis extent) the conduct of Tenant’s business in the Demised Premises, (iii) shall comply with all Legal Requirements and all orders, rules and regulations of Insurance Boards of which Tenant shall have received notice (but only if compliance with such orders, rules or regulations is generally required by prudent owners of Comparable Buildings), (iv) shall be made promptly and in a good and workmanlike manner, and (v) shall not affect the exterior appearance of the Building, it being Landlord’s intention to keep the exterior appearance of the Building uniform (and, in pursuance thereof, Landlord shall have the right to approve (such approval not to be unreasonably withheld or delayed) the appearance of all such Alterations which would be visible from the street level of the Building or, with respect to any partial floor that is made part of the Demised Premises, the common elevator lobby of such floor). In order to ensure, maintain and control the quality and standards of materials and workmanship in, and the effective security of, the Building and the 7-21 Condominium, including the Demised Premises, Tenant acknowledges that it is reasonable to require Tenant, and Tenant hereby covenants and agrees, to use only general contractors, construction managers and subcontractors (collectively, “Tenant’s Contractors”) from the Approved Contractor List or as otherwise approved by Landlord pursuant to Subsection 5.01D below, and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board; provided, however, that any Alterations to the building management or fire alarm systems of the Building shall be performed only by contractor(s) designated by Landlord. Except as otherwise provided herein, Landlord expressly reserves the right to exclude from the Building, including the Demised Premises, any person attempting to perform any work or act as a Tenant’s Contractor that is not on the Approved Contractor List, an Alternate Tenant’s Contractor or otherwise approved by Landlord and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board. C. Except as otherwise expressly provided herein, the provisions of this Article 5 shall apply to Tenant’s Initial Improvements, as well as to all future Alterations. D. A list of currently approved contractors and major trade subcontractors is annexed hereto as Exhibit “L”. The contractors and subcontractors identified on said list shall be deemed to be approved only for the performance of Tenant’s Initial Improvements and not for any future Alterations. Following completion of Tenant’s Initial Improvements, Landlord or the Board (if permitted by the Condominium Documents, but subject to the Board SNDA and the Board Consent) shall have the right to revise said list in any manner that Landlord or the Board (if permitted by the Condominium Documents, but subject to the Board SNDA and the Board Consent) deems appropriate; provided, however, that (i) Landlord shall not have the right to disapprove any contractor initially listed on said list for so long as such contractor remains under contract with Tenant with respect to the same work that Tenant initially hired such contractor to perform and (ii) Landlord shall, for the entire Lease Term, maintain a list of not less than five (5) approved general contractors and three (3) subcontractors for each of the major trades, whose fees shall be reasonably competitive in the marketplace and who shall not be affiliated with Landlord. The list of approved contractors and major trade subcontractors, as revised from time to time, is referred to in this Lease as the “Approved Contractor List”. At Tenant’s request, Landlord shall furnish to Tenant a copy of the then current Approved Contractor List from time to time during the Lease Term. If Tenant shall wish to use a contractor or subcontractor not on the then Approved Contractor List to perform an Alteration (any of the foregoing, if approved by Landlord and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board, an “Alternate Tenant’s Contractor”), Tenant shall obtain Landlord’s and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s approval of such proposed Alternate Tenant’s Contractor prior to retaining the services of such party (which approval, in the case of Landlord, shall not be unreasonably withheld, conditioned or delayed). Any Alternate Tenant’s Contractor shall be licensed and in good standing in New York City. Landlord shall approve or reject (with a reasonable explanation -22- NY 78267766v2 for such rejection), any Alternate Tenant’s Contractor within ten (10) days following Landlord’s receipt of Tenant’s request for such approval. If Landlord fails to approve an Alternate’s Tenant’s Contractor (or fails to respond to Tenant’s request for such approval), Tenant shall have no right to retain the services of such Alternate Tenant’s Contractor and shall use a contractor or subcontractor on the then Approved Contractor List for the performance of such work. Section 5.02 A. Prior to commencing the performance of any Alterations (other than Decorative Changes), Tenant shall furnish to Landlord and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board: (i) Subject to the provisions of Subsection 5.01D above, Tenant’s Plans of such proposed Alterations (to be prepared by a licensed architect or engineer engaged by Tenant, at the cost and expense of Tenant and which architect or engineer shall be subject to Landlord’s and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s prior approval, which approval Landlord shall not unreasonably withhold, condition or delay, subject to the provisions of Subsection 5.01A above), in sufficient detail to be accepted for filing by the New York City Department of Buildings (or any successor or other governmental agency serving a similar function), and Tenant shall not commence the performance thereof unless and until (x) Landlord shall have approved Tenant’s Plans, which approval Landlord shall not unreasonably withhold, condition or delay, subject to the last sentence of Subsection 5.01A above, and (y) (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board has approved Tenant’s Plans; (ii) A certificate evidencing that Tenant (or Tenant’s Contractors) has (have) procured worker’s compensation insurance covering all persons employed in connection with the Alteration who might assert claims for death or bodily injury against Overlandlord, Landlord, the Board, Tenant, the Land and/or the Building; (iii) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Section 8.03 below), and builder’s risk, fire and other casualty insurance as Landlord or the Board (if permitted by the Condominium Documents, but subject to the Board SNDA and the Board Consent) may reasonably require in connection with the Alteration, provided that, with respect to Landlord only, such additional insurance is then customarily required by reasonably prudent landlords of Comparable Buildings; (iv) Such permits, authorizations or consents as may be required by any applicable Legal Requirements (which permits, authorizations or consents may be self-certified, if and to the extent permissible under the applicable Legal Requirements, by Tenant’s architect), all of which shall be obtained at Tenant’s cost and expense; provided, however, that (x) no Tenant’s Plans or applications shall be filed by Tenant with any governmental authority without Tenant first obtaining Landlord’s and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s consent thereto, which consent Landlord shall not unreasonably withhold, condition or delay, subject to the last sentence of Subsection 5.01A hereof, and (y) if Tenant shall so request, and if a proposed Alteration cannot be effected otherwise, Landlord shall join in applications for any permits, approvals or certificates required to be obtained by Tenant in order to perform any permitted Alterations and shall otherwise reasonably cooperate with Tenant in connection therewith, provided that Landlord shall not be required to incur any expense thereby (except if and to the extent that Landlord shall be reimbursed therefor pursuant to the provisions of Subsection 5.02B below), and Tenant shall indemnify and hold Landlord harmless from and against any and all liability and damages suffered by Landlord in connection therewith. Notwithstanding anything herein to the contrary, Landlord shall, at its sole cost and expense, cure any Building violation which prevents or hinders Tenant’s ability to obtain any such permits, authorizations or consents and, if such violation results in an actual delay in Tenant’s commencement or performance of Tenant’s Initial Improvements, then same shall constitute a Landlord delay and the Rent Commencement Date shall be postponed by one (1) day for each calendar day that Tenant is so delayed following the later of the Commencement Date and the Delay Inception Date; and -23- NY 78267766v2

(v) Except with respect to Decorative Changes, a written letter of authorization, in form reasonably satisfactory to Landlord, signed by all architects, engineers, surveyors, designers and contractors who become involved in such Alterations and who have filed or intend to file any drawings, plans and/or permits with any governmental authorities with respect to such Alterations, which shall confirm that, at Landlord’s request (which request shall only be made if an Event of Default has occurred and is then continuing), any and all of their respective drawings, plans and permits are to be removed or withdrawn from any filing with governmental authorities. B. In the event that Landlord and/or the Board shall submit Tenant’s Plans for any Specialty Alterations (including in connection with Tenant’s Initial Improvements) to a third-party (i.e., not in-house) architects and/or engineers hired by Landlord and/or the Board to review same, Tenant shall reimburse Landlord and/or the Board, in each case as additional rent for Landlord’s and/or the Board’s actual and reasonable out-of- pocket expenses incurred in connection with such review within thirty (30) days after Landlord’s rendition of a statement therefor to Tenant, which statement shall be accompanied by reasonable evidence of any such expense. Landlord shall use commercially reasonable efforts to coordinate Landlord's review of such Tenant’s Plans with the Board's review thereof so as to avoid duplication of the cost and timing of such review. C. Tenant shall keep records (including contracts and work orders) of all Alterations (other than Decorative Changes) performed by Tenant or by Persons Within Tenant’s Control costing in excess of $50,000 (which amount shall increase by 3% as of January 1 of each year during the Lease Term), for a period not to exceed three (3) years following the completion of such Alteration, and shall furnish to Landlord copies thereof within thirty (30) days following Landlord’s request therefor. Landlord’s review of, and/or any failure by Landlord to object to, any contract or work order contained in such records shall not: (i) be construed as an approval by Landlord of such contract or work order or the contents thereof, (ii) impose any liability on Landlord in connection therewith, or (iii) relieve Tenant of any obligation of Tenant with respect to such Alterations or the Demised Premises as otherwise set forth in this Lease. D. Within ninety (90) days following completion of any Alteration (other than Decorative Changes) and at Tenant’s own expense: (i) Tenant shall deliver to Landlord (a) two full and complete sets of transparencies of “as-built” drawings with respect to (x) all structural Alterations performed by Tenant, and (y) with respect to non-structural Alterations performed by Tenant if required by applicable Legal Requirements or (b) an electronic copy of such “as-built” drawings prepared on an AutoCAD System (or such other commercially customary system or medium as Landlord may reasonably designate); or (ii) if Tenant shall not be obligated to deliver “as-built” drawings described in clause (i) above pursuant to the provisions thereof, then Tenant shall deliver to Landlord Tenant’s Plans stamped “final” by Tenant’s architect and marked to reflect field notes and incorporating all changes and revisions thereto. In addition, as promptly as reasonably practicable following the completion of all Alterations, Tenant shall obtain final approvals of the Alterations (including letters of completion or amended certificates of occupancy for each and every permit application filed by or on behalf of Tenant) by all governmental authorities having or asserting jurisdiction (including the New York City Department of Buildings) if and to the extent the same are required by any such governmental authorities, and Tenant shall furnish Landlord with copies thereof unless the same shall be available for public viewing on the New York City Department of Buildings BIS system. E. In connection with proposed Alterations to be performed by Tenant that require Landlord’s approval hereunder, Landlord shall use commercially reasonable efforts to review (without charge to Tenant other than in connection with Specialty Alterations) Tenant’s final plans and specifications for such Alterations within ten (10) Business Days after Tenant shall have submitted to Landlord a complete set of such final plans and specifications, in detail sufficient to (x) enable the New York City Department of Buildings to issue a building notice or permit (if such issuance is required by Legal Requirements), and (y) identify all materials to be incorporated in such work (collectively, “Tenant’s Plans”); provided, however, that Tenant shall not be required to identify the sub-composition of the primary materials to be incorporated in such work unless requested by Landlord pursuant to the immediately following sentence. Landlord shall notify Tenant within said 10-Business Day period (a) that Landlord consents to Tenant’s Plans, (b) that Landlord requires additional information or details in order to evaluate Tenant’s Plans, or (c) that Landlord rejects Tenant’s Plans, in which case Landlord shall identify in reasonable detail Landlord’s reason(s) for refusing to consent to Tenant’s Plans and/or required revision(s) to Tenant’s Plans and those portions of Tenant’s Plans or revised plans so disapproved; it being agreed, however, that -24- NY 78267766v2

Landlord shall have no liability to Tenant for Landlord’s failure to so notify Tenant within said 10-Business Day period, but the provisions of the last two sentences of this Subsection 5.02E shall apply thereto. Tenant agrees that any review or approval by Landlord of any Tenant’s Plans is solely for Landlord’s benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise. The granting by Landlord of Landlord’s approval of any Tenant’s Plans shall in no way constitute or be deemed to constitute a judgment or acknowledgment by Landlord as to the compliance of such Tenant’s Plans with any applicable Legal Requirements. If Landlord shall deliver a notice to Tenant denying approval of Tenant’s Plans within ten (10) Business Days after Landlord’s receipt thereof and Tenant delivers a revised (and complete pursuant to the foregoing requirements of this Subsection 5.02E) set of Tenant’s Plans to Landlord within ten (10) Business Days after Landlord delivers such notice, then Landlord shall use commercially reasonable efforts to review (without charge to Tenant) Tenant’s revised plans and specifications within five (5) Business Days after Tenant shall have submitted such revised plans and specifications to Landlord. If Landlord shall fail to respond to Tenant in connection with Tenant’s requested approval of such Tenant’s Plans within (i) ten (10) Business Days after Landlord’s initial receipt thereof, or (ii) five (5) Business Days after Landlord’s receipt of revised plans, as the case may be, then Tenant may deliver a second notice to Landlord requesting Landlord’s approval thereof. If Landlord shall fail to respond to Tenant within five (5) Business Days after Landlord’s receipt of said second notice, then, as Tenant’s sole and exclusive remedy in connection therewith, Landlord shall be deemed to have approved such Tenant’s Plans, provided that such second notice shall have borne the following legend typed in bold, capital letters at the top: “IF LANDLORD SHALL FAIL TO RESPOND TO THIS REQUEST FOR APPROVAL WITHIN FIVE (5) BUSINESS DAYS AFTER LANDLORD’S RECEIPT OF THIS REQUEST FOR APPROVAL, LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE PLANS AND SPECIFICATIONS DELIVERED TOGETHER HEREWITH IN ACCORDANCE WITH THE PROVISIONS OF SUBSECTION 5.02E OF THE LEASE.” Upon Tenant’s request, Landlord agrees to review Tenant’s preliminary plans and specifications with respect to an Alteration and provide any comments in connection therewith; provided, however, that Tenant shall nonetheless comply with the provisions of this Article 5, including providing Tenant’s Plans to Landlord for review and approval in accordance with this Subsection 5.02E. F. Tenant shall be permitted to access the Demised Premises on March 1, 2021 in advance of the Commencement Date (subject to the provisions of this Lease, including Section 13.08 hereof) for the purpose of planning and coordinating Tenant’s Initial Improvements and Tenant’s furniture, fixtures and equipment, and installing telecommunications equipment and wiring and cabling (such work, collectively, “Tenant’s Initial Installations”), subject, however, to the following conditions: (i) Tenant shall not perform any part of Tenant’s Initial Installations if the performance thereof would result in any Tenant’s Installations Delay; and (ii) Tenant’s maintenance, repair, insurance and indemnity obligations under this Lease shall begin (and thereafter remain in effect for the remainder of the Lease Term) on the date that Tenant or any Persons Within Tenant’s Control shall have first entered upon the Demised Premises for the performance of any part of Tenant’s Initial Installations (provided that no maintenance obligations shall begin with respect to Landlord’s Work or Landlord’s Additional Work, as applicable, until Landlord has delivered the same to Tenant substantially completed). If, notwithstanding the foregoing, Tenant’s performance of any part of Tenant’s Initial Installations results in Tenant’s Installations Delay, then, upon Tenant’s receipt of notice from Landlord as to the same, Tenant shall immediately stop any portion of the work or other activity that causes such Tenant’s Installations Delay. For the purposes hereof, “Tenant’s Installations Delay” shall be deemed to have occurred if any work or other activity being performed by Tenant or any Persons Within Tenant’s Control as part of Tenant’s Initial Installations interferes with or delays the performance of any part of Landlord’s Work, any other work that Landlord is required to perform in order to complete Landlord’s Work and/or Landlord’s Additional Work; provided, however, that an act or omission of Tenant or any Persons Within Tenant’s Control shall not constitute a “Tenant’s Installations Delay” hereunder unless Landlord shall have delivered notice to Tenant that such act or omission constitutes a Tenant Installations Delay. If Tenant’s entry upon the Demised Premises prior to the Commencement Date shall be limited to activities in the nature of inspections, taking measurements and making plans, then the foregoing provisions of this Subsection 5.02F shall not be construed to apply to such entry. The Commencement Date of the Lease shall not be deemed to have occurred and Tenant’s obligations under this Lease (except as otherwise expressly set forth in this Subsection 5.02F) shall not be deemed to have commenced as a result of such early access and performance of Tenant’s Initial Installations. G. Notwithstanding anything to the contrary set forth in Subsection 5.02E above, but subject to the provisions of the Board Consent and Board SNDA, Tenant acknowledges and agrees that none of the -25- NY 78267766v2 deemed consent provisions set forth herein shall apply to any proposed Alteration that, pursuant to the Condominium Documents, are required to be approved by the Board. Provided that Tenant shall have complied with all of the relevant provisions of the Condominium Documents (subject to the Board SNDA and the Board Consent) relating to obtaining the Board’s consent in the case of a proposed Alteration that requires the consent of the Board, Landlord shall use commercially reasonable efforts to cause the Board to promptly respond to Tenant’s request that the Board consent to such proposed Alteration, subject to the provisions of the Board Consent and the Board SNDA. Notwithstanding anything to the contrary contained herein (including Subsection 18.01A), solely in connection with the performance of Tenant’s Initial Improvements and Tenant’s initial move into the Demised Premises, Landlord shall provide to Tenant up to two hundred seventy (270) hours in the aggregate of after-hours freight elevator service (including the non-exclusive use of the loading dock) free of charge for Tenant’s use. In addition, Landlord shall provide to Tenant an additional ninety (90) hours of after-hours freight elevator service, including the non-exclusive use of the loading dock, with respect to each full floor of Offer Space, Expansion Space or ROFR Space leased by Tenant pursuant to the terms of this Lease. H. Provided that Tenant shall comply with all Legal Requirements pertaining thereto, Tenant shall have the right, on notice to Landlord at Tenant’s own cost and expense, to install (subject to the provisions of this Article 5) a security alarm and/or key-card locking system (“Tenant’s Security System”) in and governing access to the Demised Premises; provided, however, that Tenant’s Security System shall be integrated into the Building Systems then in effect as of the date of Tenant’s installation of Tenant’s Security System (so as to allow a single key-card for access by Tenant’s employees to the Demised Premises). Section 5.03 A. In no event shall any material or fixtures be incorporated in or to the Demised Premises in connection with any Alteration that is subject to any lien, encumbrance, chattel mortgage, security interest, charge of any kind whatsoever, or is subject to any conditional sale or other similar or dissimilar title retention agreement. The foregoing prohibition shall not apply to Tenant's personal property, or standard office equipment that is customarily leased or financed, including any Tenant’s Movable Property and property which Tenant has a right to remove from the Demised Premises pursuant to the terms of this Lease (provided that any lienor’s right to access the Premises shall be subject to a commercially reasonable access agreement). B. Tenant shall not create or permit to be created any lien, encumbrance or charge (levied on account of any taxes or any mechanic’s, laborer’s or materialman’s lien, conditional sale, title retention agreement or otherwise) upon the Land or the Building or any part thereof or the income therefrom arising from any failure of Tenant to pay any monies due or alleged to be due from Tenant (except as expressly permitted pursuant to the provisions of Subsection 5.03A above). Tenant shall take all steps necessary under local laws to prevent the imposition of such a lien, encumbrance or charge on the FTI Units, the 7-21 Condominium, the Land or the Building. C. If any lien, encumbrance or charge referred to in this Section 5.03 shall at any time be filed against the Demised Premises, the 7-21 Condominium, the Land or the Building or any part thereof, for work claimed to have been done for or materials claimed to have been furnished to Tenant, then Tenant, within thirty (30) days after receipt of notice of the filing thereof and at Tenant’s own cost and expense, shall cause the same to be discharged of record, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and Tenant shall indemnify Landlord against and defend and hold Landlord harmless from all costs, expenses, liabilities, losses, fines and penalties, including reasonable attorneys’ fees and disbursements, resulting therefrom. If Tenant shall fail to cause such lien to be discharged within the aforesaid period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, upon ten (10) days’ prior notice to Tenant, to discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection with the foregoing, together with interest thereon at the Interest Rate, shall constitute additional rent payable by Tenant under this Lease, which additional rent shall be paid by Tenant to Landlord within thirty (30) days after Landlord’s rendition of a statement therefor to Tenant, which statement shall be accompanied by reasonable evidence of any such expense. -26- NY 78267766v2

D. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent (except as otherwise expressly set forth in this Article 5) or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of labor or materials for the specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to permit the filing of any lien against the Land, the Building, the Condominium (or any Unit(s) thereof), the Demised Premises or any part thereof by reason of the rendering of any services or the furnishing of any materials for any Alterations performed by or on behalf of Tenant in or about the Demised Premises. Notice is hereby given that Landlord shall not be liable for any work performed or to be performed at the Demised Premises for Tenant or any subtenant, or for any materials furnished or to be furnished at the Demised Premises for Tenant or any subtenant upon credit, and that no mechanic’s or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the 7-21 Condominium, Land, Building or Demised Premises. Landlord shall have the right to post and keep posted on the Demised Premises any notices that Landlord may be required to post for the protection of Landlord, the 7-21 Condominium, the Land, the Building and/or the Demised Premises from any lien. E. Tenant shall have no power to do any act or make any contract that creates any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord or of any interest of Landlord in the Demised Premises. Section 5.04 Tenant shall not at any time, either directly or indirectly, employ any contractors or labor or use any materials in the Demised Premises if the employment or use of such contractors or laborer or materials shall, in Landlord’s good faith opinion, create any work stoppage, picketing, labor disruption or any other jurisdictional dispute with other contractors or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof. In the event of any such labor disharmony, Tenant shall immediately cause all contractors and laborers to stop any work or other activity causing such disharmony if Landlord shall notify Tenant that such work or activity by such contractors or laborers is resulting in such labor disharmony, it being agreed that Landlord shall contact Tenant to discuss in good faith such labor disharmony. At the time that Tenant requests Landlord’s approval of a proposed Tenant’s Contractor, and provided that Tenant shall then request that Landlord furnish such advice, Landlord shall endeavor to advise Tenant if Landlord knows that Tenant’s Contractor will cause Tenant to violate the provisions of this Section 5.04. Section 5.05 Landlord shall not be liable for any failure or diminution of any Building Systems or services, or for any damage to Tenant’s property or the property of any other person, caused by Alterations made by Tenant or by Persons Within Tenant’s Control, notwithstanding Landlord’s consent thereto or to Tenant’s Plans therefor. Tenant shall promptly correct any Alteration made by Tenant or by Persons Within Tenant’s Control that was not performed in accordance with Tenant’s Plans, and shall repair any and all damage caused thereby. Section 5.06 A. All movable property, equipment (including audio-visual equipment), furniture, furnishings and trade fixtures furnished by or at the expense of Tenant, other than those affixed to the Demised Premises so that they cannot be removed without damage beyond a de minimis extent (collectively, “Tenant’s Movable Property”), shall remain the property of Tenant, and may be removed by Tenant from time to time prior to the expiration of the Lease Term. All items of Tenant’s Movable Property shall be removed by Tenant in accordance with all Legal Requirements on or before the expiration (or sooner termination) of the Lease Term, unless Tenant notifies Landlord (“Tenant’s Property Notice”) no later than thirty (30) days prior to the expiration or sooner termination of the Lease Term specifying any items of Tenant’s Movable Property that Tenant does not wish to remove or stating that Tenant wishes to abandon all of Tenant’s Movable Property, in which case Landlord shall have the right to retain or dispose of the same at Landlord’s own cost and expense with no liability to Tenant after the expiration or sooner termination of the Lease Term; provided, however, that notwithstanding the foregoing, if Tenant does not deliver Tenant’s Property Notice to Landlord, Tenant shall have the right to leave in the Demised Premises a small amount of minor and incidental items of Tenant’s Movable Property (“Incidental Items”) without the foregoing constituting a breach of Tenant’s obligations hereunder or otherwise causing Tenant to incur any liability or paying the Occupancy Payment or any penalties under Subsection 25.02B, subject, however, to the following conditions: (i) Tenant’s maintenance, repair, insurance and indemnity obligations under this Lease shall continue until the date upon which all of such Incidental Items have been removed from the Demised Premises in -27- NY 78267766v2 accordance with the provisions of this Subsection 5.06A, and (ii) Tenant shall remove all such Incidental Items, at Tenant’s sole cost and expense, no later than thirty (30) days following the expiration or sooner termination of this Lease; it being agreed that, if any Incidental Items are not removed from the Demised Premises within such thirty (30)-day period, Tenant shall thereafter be deemed to be holding over in the Demised Premises and shall be liable for all damages provided under this Lease in connection with such holdover, including pursuant to Article 25 hereof. Landlord shall make available to Tenant the freight elevator in connection with Tenant’s move-out of the Demised Premises at the expiration or earlier termination of this Lease upon and subject to (including the charges therefor set forth therein) the terms of Subsection 18.01A hereof. If Tenant (I) fails to deliver Tenant’s Property Notice and then fails to remove Tenant’s Movable Property upon the expiration or earlier termination of this Lease or (II) fails to remove all of the Incidental Items no later than thirty (30) days following the expiration or earlier termination of this Lease, then, as to such property, Landlord may, at Tenant’s expense: (a) remove same, (b) cause the same to be placed in storage, and (c) repair any damage caused by said removal. Tenant shall, upon demand and as additional rent, reimburse Landlord for all of the reasonable out-of-pocket expenses incurred by Landlord in connection with the foregoing. In addition, any items of Tenant’s Movable Property or Incidental Items not removed by Tenant pursuant to this Subsection 5.06A may, at the election of Landlord, be deemed to have been abandoned by Tenant, and Landlord may retain and dispose of some or all of said items without any liability to Tenant and without accounting to Tenant for the proceeds thereof. B. All Alterations made by or on behalf of either Landlord or Tenant (including all paneling, decorations, partitions, railings, mezzanine floors, galleries and the like), which are affixed to the Demised Premises so that they cannot be removed without damage beyond a de minimis extent shall (to the extent Tenant shall have paid therefor) be the property of Tenant for federal, state and local income tax purposes, and Tenant shall have the right to depreciation deductions and/or tax credits with respect thereto but, upon the expiration or sooner termination of the Lease Term, all of such Alterations shall, unless Landlord elects otherwise in accordance with the terms hereof, become the property of Landlord and shall be surrendered with the Demised Premises at the end of the Lease Term. Notwithstanding the foregoing, Landlord may elect to require Tenant, at Tenant’s expense (which election shall be made at the time that Landlord shall have approved the performance of such Specialty Alteration), to remove any and all Specialty Alterations made by or at the behest of Tenant on or prior to the expiration of the Lease Term, subject to the following condition. If Landlord does not, at the time that Landlord shall respond to Tenant’s request for consent to a proposed Alteration, advise Tenant that such Alteration is a Specialty Alteration requiring Tenant to remove such Specialty Alteration at the end of the Lease Term, then Landlord shall not have the right to require Tenant to remove such Specialty Alteration at the end of the Lease Term. For the purposes hereof, the term “Specialty Alterations” shall mean any Alteration that is not an ordinary office installation (or customary or ancillary thereto), as reasonably determined by Landlord, including any structural Alteration. By way of example only, a kitchen (other than a customary office pantry, including the Dining Facility and any warming kitchen therein and any Dining Equipment), a cafeteria, a fitness center, a private lavatory, reinforced floor, any structural Alteration, vault, safe, any internal stairway installed by or on behalf of Tenant (other than a widening of openings of an existing staircase such that the width of the opening does not exceed 275 square feet, or shifting of direction of an existing internal staircase or slab cut, would each be deemed to be a Specialty Alteration (it being understood and agreed that the foregoing is merely a list of non-exclusive examples of a Specialty Alteration, and does not constitute, nor shall it be construed as, Landlord’s consent to the installation thereof). For the avoidance of doubt, Tenant shall have no obligation to remove any vertical and horizontal telephone and data wiring located outside of the Demised Premises installed by or for Tenant (and any conduit through which such wiring is run), and same shall not constitute a Specialty Alteration hereunder. Notwithstanding the foregoing, by the delivery of notice to Landlord no later than six (6) months prior to the expiration or sooner termination of this Lease (the “Specialty Alterations Notice”), Tenant may elect that Landlord shall be fully responsible for the performance of all of Tenant’s removal and repair obligations set forth in this Section 5.06, in which event Tenant shall pay to Landlord, within thirty (30) days after demand therefor, (a) Landlord’s good faith estimate of the total out-of-pocket costs to perform such removal and repair work (which demand shall contain reasonably detailed documentary evidence setting forth the calculation thereof), and (b) any actual, reasonable, out-pocket costs to perform the same in excess of such estimate; provided, however, that Landlord shall deliver reasonably detailed documentary evidence setting forth the actual cost thereof (“Landlord’s Actual Cost Notice”), and in such event, Tenant shall have no further obligation to perform such removal and repair work. If the actual, reasonable out-of-pocket costs as set forth on Landlord’s Actual Cost Notice are less than the estimate paid by Tenant to Landlord, then Landlord shall return any such surplus to Tenant within thirty (30) days following Landlord’s delivery of Landlord’s Actual Cost Notice. If Tenant fails to deliver the Specialty Alteration Notice and fails to remove any Specialty Alterations that Tenant is -28- NY 78267766v2 required to remove in accordance with this Subsection 5.06B upon the expiration or earlier termination of this Lease, then, as to such property, Landlord may, at Tenant’s expense: (i) remove all such Specialty Alterations, and (ii) repair any damage caused by said removal. Tenant shall, upon demand and as additional rent, reimburse Landlord for all of the reasonable out-of-pocket expenses incurred by Landlord in connection with the foregoing. In addition, any items of Specialty Alterations not removed by Tenant may, at the election of Landlord, be deemed to have been abandoned by Tenant, and Landlord may retain and dispose of some or all of said items without any liability to Tenant and without accounting to Tenant for the proceeds thereof. C. In any case where Tenant removes any Tenant’s Movable Property or Alterations or Specialty Alterations in accordance with Subsections A and B above, or otherwise, Tenant shall promptly repair all damage caused by said removal and shall restore the Demised Premises to as good a condition as such portion of the Demised Premises was in prior to the installation thereof, at Tenant’s expense, and if Tenant fails to do so, Landlord may do so at Tenant’s cost and Tenant shall reimburse Landlord therefor upon demand. In addition, if Tenant shall remove any mechanical or other equipment within the Demised Premises containing chlorofluorocarbons, the removal of such equipment shall conform with all Legal Requirements and industry practices, and shall be performed by contractors approved by Landlord and in accordance with procedures reasonably approved by Landlord. D. The provisions of this Section 5.06 shall survive the expiration or sooner termination of the Lease Term. Section 5.07 Provided that Tenant shall comply with all Legal Requirements pertaining thereto (and that such use is not prohibited by applicable Legal Requirements) and provided that Tenant performs certain work with respect to the Fire Stairs in accordance with the specifications set forth on Exhibit “M” attached hereto, Tenant shall have the right, on notice to Landlord and at Tenant’s own cost and expense, to utilize one of the Building’s existing egress (or fire) stairs, as designated by Landlord, (the “Fire Stair”), as Tenant’s internal passage stairs between and among the 14th Floor, the 15th Floor, and the 16th Floor (as well as any additional contiguous full floors in the Building hereafter leased by Tenant) only for so long as the Demised Premises consists of the entirety of three (3) or more contiguous floors (including any such additional contiguous full floors in the Building leased by Tenant) in which Tenant desires to utilize the Fire Stair. If Tenant shall exercise the foregoing right, then, notwithstanding that such Fire Stair is not (and shall not be deemed to be) part of the Demised Premises, all of Tenant’s indemnity, insurance and Repair obligations set forth elsewhere in this Lease shall be applicable to the Fire Stair, but Tenant shall have no obligation to effect any Repairs in the Fire Stair unless the necessity therefor shall arise by any act or omission of any Person Within Tenant’s Control. In addition, (i) access doors to the Fire Stair shall never be propped or blocked open, (ii) Tenant shall not store or place anything in the Fire Stair or otherwise impede ingress thereto or egress therefrom, (ii) use of the Fire Stair shall not unreasonably disturb any other tenants or occupants of the Building, (iii) Tenant shall, at Tenant’s own cost and expense, at Landlord’s election, (a) install automatic door closing devices reasonably satisfactory to Landlord on all doors between the Fire Stair and the Demised Premises, (b) tie such devices into the base Building fire-alarm and life-safety system, and (c) maintain the fire doors in good operable condition, free of dents and painted as reasonably necessary, and (iv) use of the Fire Stair shall be subject to applicable re-entry rules and regulations from time to time in effect. Tenant shall, at Tenant’s own cost and expense, install a keycard locking system reasonably approved by Landlord on all doors between the Fire Stair and the Demised Premises. Section 5.08 Tenant shall be permitted, without the consent of Landlord, but subject to the other terms and conditions of this Article 5, to install a wireless intranet, internet and communications network (also known as “Wi-Fi”) within the Demised Premises for the use within the Demised Premises only of Tenant and its employees (the “Network”). Such Network shall be deemed to be an Alteration for purposes of this Lease, and such permission of Landlord granted to Tenant in the preceding sentence is subject to Tenant’s compliance with respect thereto with all of the provisions of this Article 5, as well as with all other applicable provisions of this Lease. Any Network shall also be subject to the following conditions: (a) Tenant shall not solicit, suffer, or permit other tenants or occupants of the Building or other third parties to use the Network or any other communications service, including, without limitation, any wired or wireless internet service that passes through, is transmitted through, or emanates from, the Demised Premises; (b) Tenant’s communications equipment and the communications equipment of Tenant’s service providers and contractors located in or about the Demised Premises or installed in the Building to service the Demised Premises, including without limitation any antennae, switches or other equipment (collectively, -29- NY 78267766v2

“Tenant’s Communications Equipment”) shall be of a type and, if applicable, a frequency that will not cause radio frequency, electromagnetic or other interference to any other party or any equipment of any other party, including without limitation Landlord, other tenants or occupants of the Building or any other party and whether or not such interference is caused to equipment installed after the installation of Tenant’s Communications Equipment; and (c) Tenant acknowledges that Landlord has granted and/or may grant rights, licenses and other rights to install intranet, internet, satellite dishes, antennae, switches and other communications networks and equipment to other tenants and occupants of the Building and to telecommunications service providers and other third parties. In the event that Tenant’s Communications Equipment causes or is believed to cause any such interference as described in the foregoing clause (b), upon receipt of notice from Landlord of such interference, Tenant will take all commercially reasonable steps necessary to correct and eliminate the interference. If the interference is not eliminated within three (3) business days (or such shorter period as shall be designated by Landlord in its sole but reasonable discretion if Landlord believes a shorter period to be appropriate) then, upon notice from Landlord, Tenant shall shut down Tenant’s Communications Equipment until such interference shall have been resolved to Landlord’s reasonable satisfaction. Landlord agrees to insert a provision similar to the preceding sentence in all leases entered into by Landlord within the 7-21 Condominium after the Effective Date and shall use commercially reasonable efforts to enforce such provision. Landlord shall have no liability to Tenant if Tenant shall be unable to install any Network in the Demised Premises or if Tenant shall be required to shut down Tenant’s Communications Equipment for any reason, nor shall the same give rise to any claim by Tenant of constructive eviction, a right of offset, damages or any other claim whatsoever. Section 5.09 A. Subject to the provisions of this Section 5.09 and the Condominium Documents (but subject to the Board SNDA and the Board Consent), and provided that (x) there shall then be available space on the Roof therefor, and (y) Tenant shall have obtained the Board’s consent (subject to the Condominium Documents, the Board SNDA and the Board Consent), and Landlord’s consent (which consent shall not be unreasonably withheld, conditioned or delayed) as to the specific equipment to be installed by Tenant and Tenant’s method of installation thereof, Tenant may install in a location on the roof of the Building (herein called the “Roof”) a microwave, satellite or other antenna communications system and related equipment measuring no more than 3 feet by 3 feet (the “Satellite Antenna”), that transmits or receives signals to or from other communications installations located off-site in a location to be mutually agreed upon by the Board (subject to the Condominium Documents, the Board SNDA and the Board Consent) and Landlord on the Roof. Landlord shall reasonably cooperate with Tenant in connection with obtaining the Board's approval of the Satellite Antenna, provided that the same shall be accomplished without Landlord being required to incur any out-of-pocket cost or expense thereby. Tenant shall also indemnify and hold Landlord and the Board (subject to the Board SNDA and the Board Consent) harmless from and against any and all liability and damages suffered by Landlord and the Board in connection therewith, except if and to the extent that such liability and damages shall be caused by the negligence or willful misconduct of Landlord or the Board or by the negligence or willful misconduct of Landlord's or the Board’s agents, contractors or employees. B. Tenant is permitted, subject to the provisions of this Lease and the Condominium Documents (subject to the Board SNDA and the Board Consent) and solely at Tenant's cost and expense, to install, operate, maintain, repair and replace the Satellite Antenna, as well as the conduits and cables necessary for the construction, installation, operation, maintenance, repair or replacement of the Satellite Antenna from the Roof to the Demised Premises through then available sleeves located in the Building communications closets, provided that: (i) the installation thereof (including all structural reinforcement, framing and waterproofing) shall be performed subject to the provisions of Article 5 hereof, (ii) Tenant shall obtain and maintain all operating permits and approvals to effectuate compliance with all applicable Legal Requirements (including any requirements of the Federal Communications Commission), (iii) Tenant shall comply with all applicable Legal Requirements, (iv) Tenant shall, following notice from Landlord or the Board, promptly repair any damage to property, including the 7- 21 Condominium and/or the Building (inclusive of the base Building work and the Building Systems), caused by such installation, operation or maintenance, (v) Tenant shall remove the Satellite Antenna from the Roof, cap any cables and remove any cables that are not capped, and repair any resulting damage (whether caused by installation or removal) to such property at or prior to the Expiration Date, (vi) the width of the Satellite Antenna shall not be greater than the width permitted by the Board, and (vii) the Satellite Antenna shall not be visible from the street, and, if deemed necessary at any time by Landlord or the Board, Landlord or the Board may require Tenant, at Tenant’s own cost and expense, to install a screening device which does not interfere with the use of the Satellite -30- NY 78267766v2

Antenna (the design of such screening device subject to Landlord’s and the Board's written reasonable approval) in order to ensure that the Satellite Antenna cannot be viewed by the public from the street or laterally from another building. Notwithstanding the foregoing, with respect to any work to be performed in connection with the installation and/or removal of the Satellite Antenna, Landlord, at Landlord's option, may elect to perform such work (in which event Tenant shall, within thirty (30) days after rendition of a bill therefor and as additional rent, reimburse Landlord for the actual and reasonable costs incurred by Landlord in performing such work. C. Tenant acknowledges that Tenant’s use of the Roof is a non-exclusive use and Landlord may permit any person or entity to use any other portion of the Roof for any use. Tenant shall have the right, in common with others, of reasonable access to the Roof and Building communications closets for the installation, operation, maintenance, repair and removal of the Satellite Antenna, Tenant’s other telecommunications equipment and related conduits and cables, and for the partial or complete replacement of the foregoing, provided that all such access shall be coordinated with Landlord or Landlord’s or the Board’s managing agent (it being understood and agreed that no employee or other representative of Tenant shall enter upon the Roof or any mechanical equipment room without being accompanied by an employee or other representative of Landlord or Landlord’s or the Board’s managing agent, which Landlord agrees to make available upon reasonable prior notice (and provided that should any such employee or other representative of Landlord be provided at times other than Business Hours on Business Days, then Tenant shall reimburse Landlord, as additional rent and within thirty (30) Business Days after demand therefor, for the reasonable, out-of-pocket costs of providing such employee or other representative) and shall otherwise be subject to the provisions of this Lease and to such other reasonable conditions imposed by Landlord. D. Landlord and the Board (subject to the Condominium Documents, the Board SNDA and the Board Consent) shall have the right, at Landlord's cost and expense, on not less than ten (10) Business Days prior written notice (except in the event of emergency, in which event such notice as shall be reasonable under the circumstances shall be required), to relocate (or, at Tenant’s option, for Tenant to relocate) the Satellite Antenna, which may include the removal of the Satellite Antenna and the related conduits and cables, the purchasing of materials and equipment necessary for the relocation thereof and the reinstallation of the Satellite Antenna and such conduits and cables at such other location on the Roof as shall be reasonably designated by Landlord or the Board (subject to the Condominium Documents, the Board SNDA and the Board Consent). Tenant shall cooperate with Landlord in all reasonable respects relating to any such relocation. Landlord shall use commercially reasonable efforts to ensure, and to cause the Board to ensure, that Tenant’s communication system is inoperable for as limited a time period as possible. E. If installed, the Satellite Antenna shall be used solely by Tenant in the conduct of Tenant’s business. Tenant shall not resell the use, or rights to the use, of the Satellite Antenna, including the granting of any licensing or other rights. In no event shall Tenant have the right to sell the use of the Satellite Antenna to a third party engaged directly or indirectly in the business of telecommunications. F. The rights granted in this Section 5.09 are granted in connection with, and as part of the rights created under, this Lease, and are not separately transferable or assignable other than in connection with an assignment of Tenant's rights under this Lease or subletting of the Demised Premises as permitted by this Lease. G. Nothing contained in this Section 5.09 shall be deemed to be a lease by Landlord to Tenant of any portion of the Roof. Tenant hereby acknowledges that Landlord is making no representations as to either (x) the availability of space on the Roof for the Satellite Antenna, or (y) whether the installation of the Satellite Antenna on the Roof is permissible under applicable Legal Requirements, or (z) whether the installation of the Satellite Antenna on the Roof will allow for adequate reception. H. Within thirty (30) days after Landlord's request therefor, Tenant shall procure and maintain throughout the balance of the Lease Term, such insurance, in addition to the insurance coverage required pursuant to the provisions of Article 8 below, as Landlord or the Board (subject to the Condominium Documents, the Board SNDA and the Board Consent) shall reasonably require in connection with Tenant's installation, operation and maintenance of the Satellite Antenna. Section 5.10 If Tenant shall fail to comply with any provision of this Article 5, Landlord, in addition to any other remedy herein provided, may require Tenant to immediately cease all work being performed in the -31- NY 78267766v2

Building by or on behalf of Tenant that does not comply with any provision of this Article 5, and Landlord may deny access to the Demised Premises to any person performing such work in the Demised Premises or supplying materials to the Demised Premises in connection therewith or otherwise in contravention of any provision of this Article 5. Any dispute as to whether or not Landlord was required to be reasonable or was reasonable in withholding its consent to an Alteration with respect to which Landlord is required to be reasonable hereunder and any other dispute relating to the provisions of this Article 5 shall be resolved by Expedited Arbitration in accordance with the provisions of Section 11.05B hereof. Section 5.11 Landlord shall, at Landlord’s sole cost and expense, take reasonably prompt action to cure or remove all violations of Legal Requirements with respect to the Demised Premises that are the express responsibility of Landlord under this Lease to cure or remove. If Tenant is actually delayed in commencing or performing Tenant’s Initial Improvements because Tenant is unable, due solely to Landlord’s failure to cure or remove such violation of Legal Requirements, to (i) obtain any permits required by the New York City Department of Buildings for the performance of Tenant’s Initial Improvements, or (ii) perform Tenant’s Initial Improvements in the Demised Premises (including because permits obtained by Tenant with respect to such work have expired as a result of such actual delay), then, as Tenant’s sole and exclusive remedy, in either case, the Rent Concession Period shall be extended by one (1) day from and after the Delay Inception Date for each day that Tenant is actually delayed in commencing or performing Tenant’s Initial Improvements due solely to Landlord’s failure to cure or remove such violation of Legal Requirements, subject to extension for a Force Majeure event (which extension period for a Force Majeure event shall in no event exceed an aggregate of one hundred eighty (180) days) or Tenant Delay, it being agreed that no extension of the Rent Concession Period shall occur unless and until the Delay Inception Date. ARTICLE 6. REPAIRS AND MAINTENANCE Section 6.01 Tenant shall (a) take good care of (i) the Demised Premises, and the Alterations, equipment, fixtures, glass (except that Tenant shall have no obligation to clean the exterior or interior of the glass), interiors and exteriors of all entrance doors, and appurtenances, bathrooms and bathroom fixtures in the Demised Premises, (ii) the Common Elements, Building Systems, sprinkler loop and distribution pipes and heads and/or any heating, ventilation and air-conditioning (“HVAC”) piping, ducts, fan-powered variable air valve (“VAV”) boxes, VAV controllers and components of a distribution system but, with respect to each item set forth in this clause (ii), only if and to the extent that the same is either (x) installed by Tenant or by any Persons Within Tenant’s Control, or (y) located entirely within the Demised Premises and exclusively serving the Demised Premises), and (b) at Tenant’s own cost and expense, maintain and make all Repairs thereto (except as set forth below in this Section 6.01) as and when needed to preserve them in good working order and condition (including HVAC and other maintenance contracts therefor in accordance with customary commercial practices), reasonable wear and tear and damage thereto for which Tenant is not responsible pursuant to the express terms of this Lease excepted, whether or not such Repairs are ordinary or extraordinary, or foreseen or unforeseen at this time, except for, in the case of both clause (a) and (b), any damage thereto caused by Landlord’s or Persons Within Landlord’s Control’s negligence or willful misconduct and Landlord’s obligations under Section 2.02A and Section 2.02B. Tenant shall not be responsible for any Repairs due solely to a defect in the performance of Landlord’s Work, Landlord’s Additional Work, Repairs to the Common Elements, Repairs to the Building Systems outside of the Demised Premises, and Repairs to structural portions of the Building, except to the extent caused by or arising from the negligence or willful misconduct, or from any Alterations installed by or at the behest of Tenant, or from any other act or omission (where there is a duty to act) of Tenant or of any Persons Within Tenant’s Control (“Tenant Necessitated Repairs”), in which case those Repairs, including those Repairs which are structural, extraordinary and unforeseen, shall be promptly repaired, restored or replaced by Tenant, at Tenant’s own cost and expense. All Repairs (and materials used therefor) shall be in quality and class equal to (to the extent practicable) or better than the original work or installations, and shall be performed in good and workmanlike manner. For purposes of this Article 6, the “structural portions” of the Building shall mean the rough floor, the rough ceiling (which, for the avoidance of doubt, is the underside of the floor slab immediately above each floor of the Demised Premises), the exterior walls, the roof, the exterior windows and the load-bearing beams and columns of the Building that, in each case, affect the Demised Premises. -32- NY 78267766v2

Section 6.02 A. Subject to the provisions of Section 6.07 below, Landlord shall, at its expense, make or cause the Board or another party to make Repairs to the areas of the 7-21 Condominium and the Building serving the Demised Premises, including Repairs due to a defect in the performance of Landlord's Work, Landlord’s Additional Work, Repairs to the Common Elements, Repairs to the Building Systems outside of the Demised Premises, Repairs which the Board is obligated to perform pursuant to the Condominium Documents, and Repairs of any kind or nature to the structural portions of the Building, other than those Repairs required to be made by Tenant as provided in Section 6.01, all as necessary to keep such items in good order and repair in accordance with the standards then prevailing in Comparable Buildings. Notwithstanding the foregoing, Landlord shall not be in default under this Subsection 6.02A due to Landlord’s failure to perform any Repairs pursuant to the provisions of this Subsection 6.02A unless and until the Delay Inception Date. All Repairs within the Demised Premises performed by or on behalf of Landlord shall be subject to the provisions regarding access to the Demised Premises set forth in Article 13 below. Landlord shall use commercially reasonable efforts (but shall not be obligated to use overtime or premium pay labor, except as otherwise expressly provided in Article 13 below) to minimize interference with Tenant’s use, access to, and occupancy of the Demised Premises in making any Repairs, but, except as expressly set forth in Subsection 6.02B below, there shall be no allowance to Tenant for a diminution of rental value or interruption of business, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant, the Board (subject to the terms of the Condominium Documents, the Board SNDA and the Board Consent) or others making any Repairs or Alterations in or to any portion of the Building or Building Systems, the 7-21 Condominium or the Demised Premises. B. (i) For the purposes of this Section 6.02, (1) the term “Interruption” shall mean any instance (other than a fire or other casualty within the scope of Article 9 below) in which the Demised Premises are rendered Untenantable solely by reason of (w) the failure of Landlord to perform any of Landlord’s obligations pursuant to Subsection 6.02A, (x) the interruption, curtailment, stoppage or suspension of the Building services described in Article 18 below or the electricity described in Article 20 below, (y) the performance by Landlord of Repairs or improvements in or about the Demised Premises or anywhere in the Building, including any Landlord Change, or (z) the inability of Tenant to obtain access to a Substantial Portion of the Demised Premises, (2) the term “Untenantable” shall mean that Tenant shall be unable to use the Demised Premises or the applicable portion thereof for the Authorized Uses (including due to lack of access) for the business purpose for which such space was normally used prior to the applicable Interruption, and shall not be using the Demised Premises for any use (other than the presence of emergency or security personnel that may remain in the Demised Premises to secure any sensitive information or equipment or to maintain the Demised Premises in good repair during such period), (3) the term “Liability Interruption” shall mean any instance in which an Interruption shall have occurred, and (I) Tenant shall have notified Landlord of such Interruption and Tenant’s inability to use all or a Substantial Portion of the Demised Premises by reason thereof within two (2) Business Days of obtaining knowledge of such Interruption (the “Interruption Notice”); provided, however, that in the event that Tenant fails to give the Interruption Notice within such two (2) Business Day period, the provisions of Subsections 6.02B(ii) and (iii) shall not be effective until such time as Tenant sends such Interruption Notice to Landlord, (II) such Liability Interruption and Tenant’s inability to use all or a Substantial Portion of the Demised Premises by reason thereof shall continue for at least three (3) consecutive Business Days after delivery of the Interruption Notice by Tenant to Landlord or at least twenty (20) non-consecutive Business Days in any consecutive 365-day period (provided that Tenant shall not be entitled to any abatement hereunder for any non-consecutive Business Day of Liability Interruption which occurs prior to date that Tenant furnishes Landlord the Interruption Notice), and (III) such Interruption shall have been caused by an act or omission of Landlord or any Parties Within Landlord’s Control that is not attributable to Force Majeure and is not otherwise attributable to Tenant’s Delay or any negligent or wrongful act or omission of Tenant or any Persons Within Tenant’s Control, and (4) the term “Substantial Portion” shall mean not less than ten (10%) percent of any floor of the Demised Premises, and if a Substantial Portion, but less than all, of the Demised Premises shall have been rendered Untenantable, then Tenant shall be entitled to an abatement of Fixed Rent and Recurring Additional Rent on a pro rata basis, calculated by multiplying the amount of Fixed Rent and Recurring Additional Rent otherwise then payable pursuant to this Lease by a fraction, the numerator of which shall be the rentable portion of the Demised Premises that shall have been rendered Untenantable, and the denominator of which shall be the number of Rentable Square Feet; provided, however, that if more than fifty (50%) percent of an entire floor of the Demised Premises shall be rendered Untenantable, such entire floor shall be deemed to be Untenantable if Tenant delivers a certification to Landlord, stating that, in Tenant's reasonable good faith judgment, due to the nature of -33- NY 78267766v2

Tenant's business conducted on such floor, the inability to use the Untenantable portion of such floor renders the entire floor Untenantable. (ii) If a Liability Interruption shall occur, then, as Tenant’s sole and exclusive remedy in connection with such Liability Interruption, and provided that such Liability Interruption shall then be continuing, Tenant shall be entitled to an abatement of Fixed Rent and Recurring Additional Rent for the period which shall begin on the fourth (4th) Business Day or the twenty-first (21st) non-consecutive Business Day in any consecutive 365-day period, as applicable, following Tenant’s delivery of the Interruption Notice to Landlord and which shall end on the earlier of the day on which such Liability Interruption shall cease or the day immediately prior to the day on which the affected portion of the Demised Premises is no longer Untenantable. (iii) If a Liability Interruption shall occur, Landlord shall use all commercially reasonable efforts to eliminate such Liability Interruption. (iv) Notwithstanding the foregoing, in connection with a Liability Interruption, Tenant shall not be entitled to any such abatement to the extent that Tenant receives insurance proceeds for the payment of such Fixed Rent and/or Recurring Additional Rent (or would have received such insurance proceeds had Tenant maintained the insurance required to be maintained by Tenant pursuant to the terms of this Lease). Section 6.03 If any Insurance Board or Legal Requirements shall require installation of fire extinguishers or of a “sprinkler system” or any other fire protection devices, or any changes, modifications, alterations or additions thereto for any reason attributable to Tenant’s manner of use of the Demised Premises for other than customary office uses (including in particular any use of a portion of the Demised Premises for a Dining Facility), or if any such installation or equipment becomes necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler or fire extinguishing system in the fire insurance rate as fixed by Insurance Boards, or by any fire insurance company by reason of Tenant’s specific use or manner of use of the Demised Premises for other than customary office uses (including in particular any use of a portion of the Demised Premises for a Dining Facility), then Tenant, at Tenant’s expense, shall promptly install the necessary sprinkler heads and piping within the Demised Premises and supply such changes, modifications, alterations, additions or other equipment. In the event that Landlord or the Board (subject to the Condominium Documents, the Board SNDA and the Board Consent) shall make any such installation (including sprinklers, stair pressurizers, water towers) or any such change, modification, alteration or additions outside of the Demised Premises (such as, without limitation, in the Common Elements) attributable to Tenant’s specific use or manner of use of the Demised Premises for other than customary office uses (including in particular any use of a portion of the Demised Premises for a Dining Facility), Tenant shall reimburse Landlord, as additional rent, an amount equal to the reasonable out-of-pocket cost thereof. Such reimbursement shall be made by Tenant within thirty (30) days after notice to Tenant of such amount with reasonable evidence therefor. Tenant shall have no obligation to perform any of the work set forth in this Section 6.03 or elsewhere in this Lease, or to be responsible for the cost thereof, if and to the extent that the same shall be necessitated by any defects in the construction of the Building or the performance of Landlord’s Work and Landlord’s Additional Work. Landlord represents and warrants to Tenant that, on the Commencement Date, the Authorized Uses for the Demised Premises shall not in and of themselves (a) violate or contravene the certificate of occupancy for the Demised Premises, the Building or the 7-21 Condominium, as applicable, or (b) violate any Insurance Board requirements. Section 6.04 In any case where Tenant shall be required to make Repairs or perform any work pursuant to this Article 6 or any Alterations pursuant to Article 7 below, and such Repairs, work or Alterations shall affect the Building Systems or areas outside of the Demised Premises (including any other Unit), Landlord may, in Landlord’s discretion, elect to make such Repairs or to perform such work or Alterations for and on behalf of Tenant, but at Tenant’s cost and expense. Alternatively, the Board may elect to make such Repairs or to perform such work or Alterations, either at Landlord’s cost and expense, or as a Common Expense under the Condominium Documents (subject to the Condominium Documents, the Board SNDA and the Board Consent). In either such event, Tenant shall reimburse Landlord as additional rent for the reasonable out-of-pocket cost of such Repairs, work or Alterations within thirty (30) days after Landlord shall furnish a statement to Tenant of the amount thereof, accompanied by reasonable evidence documenting such amount due. -34- NY 78267766v2

Section 6.05 Tenant shall maintain the Demised Premises and the areas appurtenant thereto (including any permitted signs or cameras) in a clean and orderly condition that is consistent with the use and appearance of the Building. Section 6.06 If Tenant elects to install supplemental air-conditioning equipment in the Demised Premises as part of Tenant’s Initial Improvements and/or any other supplemental HVAC systems hereafter installed (in accordance with the provisions of Article 5 above) to exclusively serve the Demised Premises, Tenant shall be responsible for all costs (including any condenser water pursuant to the provisions of Subdivision 18.01B(ii) below) associated with the operation, repair, maintenance and replacement of all such supplemental HVAC systems serving the Demised Premises (with any replacement being of a similar make and model), and (b) at all times maintain a service contract for the maintenance of such supplemental air-conditioning systems with a third party contractor that is (x) reasonably approved by Landlord, and (y) approved (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) by the Board. Section 6.07 The provisions of this Article 6 shall not apply in the case of fire or other casualty, in which case Article 9 below shall govern. ARTICLE 7. COMPLIANCE WITH LAW Section 7.01 A. Tenant shall not do, and shall not permit Persons Within Tenant’s Control to do, any act or thing in or upon the Demised Premises, the 7-21 Condominium or the Building which will invalidate or be in conflict with the certificate of occupancy for the Demised Premises, the 7-21 Condominium or the Building, or which will violate any Legal Requirements. Tenant shall, at Tenant’s cost and expense, comply with all Legal Requirements which shall with respect to the Demised Premises or with respect to any abatement of nuisance, impose any violation, order or duty upon Landlord or Tenant arising from, or in the Demised Premises, particular use or manner of use of the Demised Premises (in contradistinction to the mere use of the Demised Premises for customary office use, including any use of a portion of the Demised Premises for a Dining Facility), or any Alterations therein, other than Landlord’s Work and Landlord’s Additional Work and mere installations for customary office use, including any installations in the Demised Premises for a Dining Facility, or required by reason of a breach of any of Tenant’s covenants or agreements under this Lease, whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at the date hereof, except if and to the extent the same shall be the obligation of Landlord pursuant to an express provision of this Lease. Notwithstanding the foregoing, Tenant shall not be obligated to perform any structural Alterations to the Demised Premises by reason of the foregoing obligations, if and to the extent that the necessity therefor shall result from the mere use and occupancy of the Demised Premises for customary office use (in contradistinction to any other use, and including in particular any use of a portion of the Demised Premises for a Dining Facility). Landlord represents to Tenant that, on the date of this Lease and to Landlord’s knowledge, Landlord has not received notice from any governmental authority to the effect that the Demised Premises, the Common Elements or any of the public portions of the Building or the 7-21 Condominium are in violation of any Legal Requirements that would impair Tenant’s ability to commence and perform Tenant’s Initial Improvements or use and occupy the Demised Premises for the Authorized Use, or would cause Tenant to suffer any liability as a result of Landlord’s non-compliance. Landlord represents to Tenant that, as of the Commencement Date, there will be no asbestos or asbestos containing materials (as such term is defined by Legal Requirements) located within the Demised Premises, and Landlord agrees not to thereafter introduce the same into the Demised Premises. B. In addition to the above, Tenant shall be responsible for the cost of all compliance with the Disabilities Act with respect to areas of the Land and Building outside the Demised Premises, but only if and to the extent that the required compliance arises from (I) Tenant’s particular manner of use of the Demised Premises for other than customary office uses (including any use of a portion of the Demised Premises for a Dining Facility), (II) the specific nature of Tenant’s business conducted at the Demised Premises, (III) Tenant’s particular installations, equipment or other property therein (including Dining Equipment) or the operation thereof (as distinguished from installations, equipment or other property for customary office use), (IV) any cause or condition -35- NY 78267766v2 created by (including Tenant’s use of a portions of the Demised Premises for a Dining Facility) or at the instance of Tenant (as distinguished from Tenant’s mere occupancy of the Demised Premises for the Authorized Use) due to any of the foregoing clauses (I), (II) and/or (III), or (V) the breach of any of Tenant’s obligations under this Lease. Section 7.02 Tenant shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Demised Premises or the Building by Tenant or Persons Within Tenant’s Control; provided, however, that the foregoing prohibition shall not apply to standard office cleaning supplies in limited quantities, if and to the extent permitted by Legal Requirements. The term “Hazardous Materials”, as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material included in the definition of “hazardous substances”, “hazardous wastes”, “hazard materials”, “toxic substances”, “contaminants” or any other pollutant, or otherwise regulated by any federal, state or local environmental law, ordinance, rule or regulation, including the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, and the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing Acts, and/or pursuant to any other law or regulation of like import now or hereafter in force. In the event of a violation of any of the foregoing provisions of this Subsection 7.02, Landlord may, after notice and the expiration of the applicable cure period (except in an emergency, in which case no notice shall be required, and Tenant shall not be afforded any grace period or opportunity to cure) take all remedial action in order to comply with Legal Requirements necessary to correct such condition, and Tenant shall reimburse Landlord for the reasonable out-of-pocket cost thereof, within thirty (30) days after demand therefor, as additional rent. Section 7.03 If Tenant shall receive notice of any violation of any Legal Requirements applicable to the Demised Premises, Tenant shall give prompt notice thereof to Landlord. Section 7.04 If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business and if the failure to secure such license or permit would, in any way, affect Landlord or the Building, then Tenant, at Tenant’s expense, shall promptly procure and thereafter maintain, submit for inspection by Landlord, and at all times comply with the terms and conditions of each such license or permit; provided that the failure to submit the same to Landlord for inspection shall not be a default hereunder unless Tenant fails to submit the same within three (3) days after request therefor by Landlord. Section 7.05 If an excavation shall be made upon the land adjacent to or under the Building, or shall be authorized or contemplated to be made, Tenant shall afford to the person causing or authorized to cause such excavation (the “Excavation Party”) license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary or desirable to preserve the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent. If such excavation shall be undertaken by Landlord or contractors employed by Landlord, then (i) Landlord shall use commercially reasonable efforts (but shall not be obligated to use overtime or premium pay labor) to minimize interference with Tenant’s use and occupancy of the Demised Premises resulting therefrom, and (ii) any access to the Demised Premises shall be subject to the provisions of Article 13 hereof (including the notice requirements thereof). If such excavation shall not be undertaken by Landlord or contractors employed by Landlord, Landlord shall deliver notice to Tenant of any such proposed entry by any Excavation Party promptly after Landlord receiving notice of the same from the Excavation Party. Section 7.06 Tenant shall not clean, or permit, suffer or allow to be cleaned, any windows in the Demised Premises from the outside in violation of Section 202 of the Labor Law or any other Legal Requirements. Section 7.07 A. Landlord represents to Tenant that, as of the Effective Date, there is no friable asbestos or asbestos containing materials (as such term is defined by Legal Requirements) located within the Demised Premises. Landlord agrees not to hereafter introduce asbestos into the Demised Premises, and Landlord shall not cause or permit by any Persons Within Landlord’s Control any Hazardous Materials (to the extent the quantity thereof exceeds the quantity permissible under applicable Legal Requirements) to be used, stored, transported, produced or installed in, or from the Demised Premises. Tenant acknowledges receipt or advice from Landlord to the effect that portions of the Building, other than the Demised Premises, may contain asbestos or other -36- NY 78267766v2

Hazardous Materials. Tenant and Landlord agree that, except as expressly set forth in this Lease: (i) Landlord shall have no liability whatsoever to Tenant, or to any person or entity claiming by, through or under Tenant, by reason of, or in connection with, the presence of asbestos or other Hazardous Materials in such portions of the Building, and (ii) Tenant’s obligation to keep, observe and perform all of the terms, provisions, covenants and conditions on the part of Tenant to be kept, observed and performed pursuant to this Lease shall not in any way be diminished or contested on account of the presence of such asbestos or other Hazardous Materials, except as expressly set forth in this Lease. After Tenant has delivered final plans for Tenant’s Initial Improvements to Landlord, Landlord shall, at Landlord’s cost and expense, obtain and deliver to Tenant a New York City Department of Environmental Protection Form ACP-5 or equivalent with respect to the Tenant’s Initial Improvements shown on such final plans and specifications. B. Landlord shall, as part of Landlord’s Work, deliver the Demised Premises to Tenant on the Commencement Date free and clear of all Hazardous Materials in violation of applicable Legal Requirements and otherwise in compliance with all applicable Legal Requirements (including NYC Local Laws No. 5 of 1973, No. 16 of 1984 and No. 58 of 1988, each as amended from time to time, and all Legal Requirements then in effect relating to asbestos and to access for the handicapped or disabled) in order for the Demised Premises to be used for ordinary office use. Landlord shall, at Landlord’s sole cost and expense (or shall cause the Board, at the Board’s cost and expense), take reasonably prompt action to remove or otherwise remediate any Hazardous Materials (including asbestos) in the Demised Premises (or in any area of the Building outside of the Demised Premises in which Tenant has been permitted to perform work in accordance with the provisions hereof (and the Condominium Documents) that were not introduced by or on behalf of Tenant or any Persons Within Tenant’s Control and that are required by applicable Legal Requirements to be removed or remediated (the “Hazardous Material Work”); provided that Tenant notifies Landlord of the same promptly following discovery thereof (without incurring overtime or premium pay labor). The fact that the performance by Tenant of an Alteration may result in an obligation of Landlord to perform Hazardous Material Work shall not be grounds for Landlord withholding consent to such Alteration. All Hazardous Material Work performed by Landlord shall be performed in accordance with all applicable Legal Requirements, and shall be performed as promptly as practicable. If Tenant is actually unable to use, access or perform work in (or obtain permits therefor) the Demised Premises (or any portion thereof) for the purposes permitted under this Lease due to such Hazardous Material Work, then, as Tenant’s sole and exclusive remedy in connection therewith (unless the same is attributable to any Tenant’s Delay or a Force Majeure event), Tenant shall be entitled to an abatement of Fixed Rent on a day-for-day basis for each day that Tenant was actually unable to use or access (and actually did not use or access), or was actually delayed in performing Alterations in, the Demised Premises, or the applicable portion thereof, due to the presence of Hazardous Materials (including asbestos) in the Demised Premises or Hazardous Material Work, which abatement in the event of Tenant’s inability to use any portion of the Demised Premises, shall be in proportion to that area of the Demised Premises which was not used as a result of the presence of such Hazardous Materials or the performance of such Hazardous Material Work, it being expressly agreed and understood that Tenant shall not be entitled to any such abatement unless and until the Delay Inception Date. Section 7.08 A. Landlord represents and warrants to Tenant that, on the date of this Lease, (i) Landlord has no actual knowledge of, nor has Landlord received, notice from any governmental authority to the effect that Landlord or the Building is in violation of any Legal Requirements concerning the presence of Hazardous Materials in or upon the Demised Premises, the Building, or the Land, and (ii) Landlord has no actual knowledge that, nor has Landlord received notice from any governmental authority to the effect that, Landlord is not in compliance with any Legal Requirements that would delay or prevent Tenant’s performance of Tenant’s Initial Improvements or adversely affect Tenant’s use and occupancy of the Demised Premises for the Authorized Use. Landlord agrees to furnish Tenant with a copy of any notice that Landlord shall receive during the Lease Term asserting the presence of Hazardous Materials in the Building or in or upon the Land. B. Except to the extent same shall be the obligation of Tenant under this Lease (including if such compliance was necessitated by any act or omission of Tenant or any Persons Within Tenant’s Control), if the failure to so comply as set forth in Subsection 7.08A above would affect Tenant’s use and occupancy of the Demised Premises for the Authorized Use or would result in the imposition of a civil or criminal penalty upon Tenant (and if a civil penalty, only if and to the extent the same is not paid by Landlord or adversely affects Tenant), -37- NY 78267766v2

Landlord shall (and shall use commercially reasonable efforts to cause the Board to) comply with all other Legal Requirements in connection with the Demised Premises, the public and common areas of the Building, or the 7-21 Condominium. Landlord shall not amend the Building’s certificate of occupancy in a manner that would adversely affect Tenant’s use of the Demised Premises for the Authorized Use. Section 7.09 Tenant, at its own cost and expense, may contest, in any manner permitted by Legal Requirements, the validity or the enforcement of any Legal Requirements with which Tenant is required to comply pursuant to this Lease; provided that (a) any such contest and/or Tenant’s non-compliance with any such Legal Requirements shall not (i) subject Landlord or the Board to (x) criminal penalty or prosecution, or (y) any civil liability (other than monetary fines but only to the extent same are not paid by Tenant) that would adversely affect the operation of the Building or the rights of other tenants or occupants of the Building, (ii) subject the Building or the 7-21 Condominium (or any portion thereof) to lien or sale or cause, or be reasonably likely to cause, the same to be condemned or vacated or (iii) be in violation of Condominium Documents, any Underlying Lease, or Mortgage, or if such Underlying Lease and/or Mortgage or the Condominium Documents shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; (b) Tenant shall indemnify and protect Landlord, the Board (subject to the Board SNDA and the Board Consent) and any Mortgagee or Overlandlord against any loss, cost, liability, damage or expenses (including, without limitation, interest and penalties and reasonable attorneys’ fees and disbursements) which could arise by reason of such non-compliance or contest in accordance with the provisions of Section 11.03 below, and (c) Tenant shall promptly, diligently, in good faith and continuously prosecute such contest and shall keep Landlord informed, on a regular basis, of the status of such contest. ARTICLE 8. INSURANCE Section 8.01 Landlord shall maintain, or Landlord shall cause the Board to maintain, during the Lease Term a policy or policies of insurance insuring the Building and the 7-21 Condominium against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage on the 7-21 Condominium for the full replacement cost value of the Building and the 7-21 Condominium. Landlord may elect to maintain deductibles and such other or additional insurance coverage as may include protection against the risks of earthquake, flood damage and other hazards, a rental loss endorsement, one or more loss payee endorsements in favor of any Mortgagee or Overlandlord, and such other endorsements as Landlord shall reasonably determine to be appropriate or desirable. Tenant shall not do, or permit any Persons Within Tenant’s Control to do, any act or thing in or upon the Demised Premises which will invalidate the terms of the New York State standard form of fire insurance with extended coverage, or with rental, liability, boiler, sprinkler, water damage, war risk or other insurance policies (or endorsements) covering the 7-21 Condominium, the Building and the fixtures and property therein (hereinafter referred to as the “Building Insurance”); and Tenant at Tenant’s own expense, shall comply with all rules, orders, regulations and requirements of all Insurance Boards of which Tenant shall have received notice (but only if compliance with such orders, rules, regulations or requirements is generally required by prudent owners of Comparable Buildings) shall not do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which increases the rate of premium for any of the Building Insurance over the rate which would otherwise then be in effect or which would result in insurance companies of good standing refusing to insure the Building or the 7-21 Condominium in amounts reasonably satisfactory to Landlord; it being agreed that, as of the date hereof, Tenant’s use of the Demised Premises for ordinary office use as set forth herein does not violate the foregoing and does not increase the rate of premium for any of the Building Insurance. Section 8.02 A. If, by reason of the failure of Tenant to comply with any provision of this Lease, the rate of premium for the Building Insurance or other insurance on the property and equipment of Landlord or the Board, shall be higher than it otherwise would be, Landlord shall notify Tenant of same, by notice accompanied by a letter from the relevant insurance company evidencing the cause of such higher premium(s), and if Tenant fails to cure such noncompliance with the Lease within three (3) Business Days after receipt of Landlord’s notice, Tenant shall -38- NY 78267766v2 reimburse Landlord, and/or the Board for that part of the insurance premiums thereafter paid by Landlord or the Board which shall have been charged because of such failure by Tenant. Tenant shall make said reimbursement within thirty (30) days following demand therefor by Landlord or the Board. B. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or “make-up” of any insurance rate for the Building or Demised Premises issued by any Insurance Board establishing insurance premium rates for the Building shall be prima facie evidence (absent manifest error) of the facts therein stated and of the several items and charges in the insurance premium rates then applicable to the Building. Section 8.03 A. Tenant shall, at Tenant’s own cost and expense, obtain, maintain and keep in force during the entire Lease Term, for the benefit of Landlord, the managing agent for the 7-21 Condominium, Overlandlord (if applicable), the Board and Tenant, the following insurance coverages and any other or greater insurance required by the Board or pursuant to the terms of the Condominium Documents (subject to the Board SNDA and the Board Consent): (i) commercial general liability insurance (including premises operation, bodily injury, personal injury, death, independent contractors’ liability, owner’s protective liability, products and completed operations liability, broad form contractual liability and broad form property damage coverages) in a combined single limit amount of not less than $10,000,000, against all claims, demands or actions with respect to damage, injury or death made by or on behalf of any person or entity, arising from or relating to the conduct and operation of Tenant’s business in, on or about the Demised Premises (which shall include Tenant’s signs, if any), or arising from or related to any act or omission of Tenant or of Persons Within Tenant’s Control; (ii) during the course of construction of any Alterations and until completion thereof, so-called “installation floater” insurance on an “all risk” basis (including collapse) on a completed value (non-reporting) form for full replacement value covering the interests of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated into the Building and all materials and equipment located in or about the Demised Premises; (iii) Workers’ Compensation insurance, as required by law; and (iv) if Tenant shall install or maintain one or more boilers or other pressure vessels to serve the Demised Premises or Tenant’s operations thereat, Tenant shall, at Tenant’s own cost and expense, obtain, maintain and keep in force, for the benefit of Landlord, Overlandlord (if applicable), each Owner, the Board and Tenant, appropriate insurance coverage thereof in an amount not less than $5,000,000 (it being understood and agreed, however, that (1) the foregoing shall not be deemed a consent by Landlord to the installation and/or maintenance of any boilers or other pressure vessels in the Demised Premises, which installation and/or maintenance shall at all times be subject to the terms and conditions of Article 5 hereof, and (2) Landlord shall have no responsibility for the maintenance, repair or replacement of any such boiler or other pressure vessel). All such insurance shall contain only such “deductibles” or “retentions” as Landlord shall reasonably approve. Any insurance required to be carried by Tenant pursuant to the provisions of this Lease may be written as either a primary or umbrella policy (or both) and may be carried under a blanket policy or policies covering the Demised Premises and other locations of Tenant, provided that each such policy shall in all respects comply with the provisions of this Article 8 and shall set forth the specific dollar amount of the coverage of such policy that is applicable solely to the Demised Premises, and such dollar amount shall not be less than the amount required pursuant to this Section 8.03. In addition, prior to any entry upon the Demised Premises by Tenant or by any Persons Within Tenant’s Control, Tenant shall deliver or cause to be delivered to Landlord certificates evidencing that all insurance required hereunder is in full force and effect. Whenever, in Landlord’s reasonable judgment, good business practice and changing conditions indicate a need for additional or different types of insurance coverage in a manner commensurate with that which shall then be required by non-institutional landlords of Comparable Buildings, Tenant shall, upon Landlord’s request, promptly obtain such insurance coverage, at Tenant’s expense. B. Tenant shall, at Tenant’s own cost and expense, obtain, maintain and keep in force during the entire Lease Term, insurance which shall protect and indemnify Landlord, the managing agent of the 7-21 Condominium, Tenant, Overlandlord (if applicable) and the Board against any and all damage to or loss of (i) Alterations, equipment, furnishings, furniture, fixtures, glass, appurtenances, contents, bathrooms and bathroom fixtures in the Demised Premises, (ii) the Common Elements, Building Systems, sprinkler loop and distribution pipes and heads and/or any HVAC piping, ducts, VAV boxes, VAV controllers and components of a distribution system (but, with respect to each item set forth in this clause (ii), only if and to the extent that the same is either (x) installed by Tenant or by any Persons Within Tenant’s Control, or (y) located entirely within the Demised Premises and exclusively serving the Demised Premises). Such insurance shall be written on an “all risk” of physical loss or -39- NY 78267766v2 damage basis, for the full replacement cost value (new, without deduction for depreciation of the covered items) and in amounts that satisfy any co-insurance clauses of the policies of insurance, and shall include a vandalism and malicious mischief endorsement, with sprinkler leakage coverage. C. Landlord, the managing agent for the 7-21 Condominium, Overlandlord (if applicable), each Owner and the Board shall be named as additional insureds in said liability policies and shall be protected against all liability occasioned by an occurrence insured against. All said policies of insurance shall be: (i) written on an “occurrence” basis, (ii) written as primary policy coverage and not contributing with or in excess of any coverage which Landlord, the managing agent for the 7-21 Condominium, Overlandlord or the Board may carry, and (iii) issued by insurance companies then rated not less than A:VII in Best’s insurance reports, and which are licensed to do business in the State of New York. Tenant shall, prior to the Commencement Date, deliver to Landlord copies of all such policies of insurance, or (x) in the case of the insurance required pursuant to Subsection 8.03A above, certificates thereof, or (y) in the case of the insurance required pursuant to Subsection 8.03B above, an ACORD Form 27 (i.e., “Evidence of Property Insurance Form”) or, in Landlord’s discretion, such other form or certificate as shall be reasonably acceptable to Landlord (but, in any case, including a copy of the waiver of subrogation endorsement required to be carried by Tenant pursuant to this Lease), together with evidence of payment of premiums thereon. Thereafter, Tenant shall furnish to Landlord, at least ten (10) days prior to the expiration of any such policies and any renewal thereof, a new policy or certificate or form (as applicable) in lieu thereof, with evidence of the payment of premiums thereon. Each of said policies (and certificate or form, if applicable) shall also contain a provision whereby the insurer agrees not to cancel, diminish or materially modify said insurance policy(ies) without having given Landlord, Overlandlord (if applicable) and the Board (to the extent required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) at least thirty (30) days prior notice thereof, by certified mail, return receipt requested, to the extent such provision is available (it being agreed that if such provision is not available, Tenant shall give Landlord, Overlandlord (if applicable) and the Board (to the extent required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) at least ten (10) days’ prior notice of any cancellation, diminishment or material modification of such insurance policy(ies). D. Tenant shall pay all premiums and charges for all of said policies, and, if Tenant shall fail to make any payment when due or carry any such policy, Landlord may, but shall not be obligated to, secure coverage in accordance with this Lease and charge Tenant therefor, and the amount paid by Landlord, with interest thereon at the Interest Rate, shall be repaid to Landlord by Tenant within thirty (30) days following demand therefor. Landlord’s securing coverage in accordance with the previous sentence shall not be deemed to waive or release the default of Tenant with respect thereto. E. Notwithstanding anything to the contrary contained herein, Tenant agrees that Tenant's obligations to insure against all claims, damage, loss, liability, cost and expense (including engineer's, architects' and reasonable attorneys' fees and disbursements) resulting from any of the risks covered by the policies required under this Section 8.03 shall not in any way be subject to, or limited by, the limits of insurance specified in this Section 8.03, and Tenant agrees not to look to Landlord, Overlandlord or the Board, or the agents, partners, shareholders, directors, officers or employees of Landlord, Overlandlord or the Board with respect thereto. Section 8.04 A. Landlord shall cause each policy carried by Landlord insuring the 7-21 Condominium against loss, damage, or destruction by fire or other casualty, and Tenant shall cause each insurance policy carried by Tenant and insuring the Demised Premises, Alterations, and Tenant’s Movable Property against loss, damage, or destruction by fire or other casualty, to be written in a manner so as to provide that the insurance company waives all rights of recovery by way of subrogation against the other party in connection with any loss or damage covered by any such policy. No such party shall be liable to any other for the amount of such loss or damage that is in excess of the applicable deductible, if any, caused by fire or any of the risks enumerated in its policies. However, if such waiver cannot be obtained, or shall be obtainable only by the payment of an additional premium charge above that which is charged by companies carrying such insurance without such waiver of subrogation, then the party undertaking to obtain such waiver shall notify the other parties of such fact, and such other parties shall have a period of ten (10) days after the giving of such notice to agree to pay such additional premium if such policy is obtainable at additional cost (in the case of Tenant, pro rata in proportion of Tenant’s rentable area to the total -40- NY 78267766v2 rentable area covered by such insurance); and if such other parties do not so agree or the waiver shall not be obtainable, then the provisions of this Section 8.04 shall be null and void (with respect to all such parties) as to the risks covered by such policy for so long as either such waiver cannot be obtained or the party in whose favor a waiver of subrogation is desired shall refuse to pay the additional premium. If the release of any party, as set forth in the second sentence of this Section 8.04, shall contravene any Legal Requirement with respect to exculpatory agreements, the liability of the party in question shall be deemed not released, but no action or rights shall be sought or enforced against such party unless and until all rights and remedies against the other’s insurer are exhausted and the other party shall be unable to collect such insurance proceeds. B. The waiver of subrogation referred to in Subsection 8.04A above shall extend to the agents and employees of each party, but only if and to the extent that such waiver can be obtained without additional charge (unless such party shall pay such charge). Nothing contained in this Section 8.04 shall be deemed to relieve either party from any duty imposed elsewhere in this Lease to repair, restore and rebuild. Section 8.05 In the event of any permitted sublease or occupancy (by a person other than Tenant) of all or a portion of the Demised Premises, all of the covenants and obligations on the part of Tenant set forth in this Article 8 shall bind and be fully applicable to the subtenant or occupant (as if such subtenant or occupant were Tenant hereunder) for the benefit of Landlord and the Board. ARTICLE 9. FIRE OR CASUALTY Section 9.01 If the Demised Premises or the Building or any part thereof (including the Building Systems serving the Demised Premises, the Common Elements that form a part of the Demised Premises and portions of the Common Elements or other portions of the Building affecting access to the Demised Premises) shall be damaged by fire or other insured casualty, Tenant shall give prompt notice thereof to Landlord upon obtaining knowledge of same and Landlord shall, if this Lease is not terminated and subject to the provisions of Sections 9.02, 9.03 and 31.17, repair or cause to be repaired such damage at Landlord’s expense to the condition of the Demised Premises existing on the Commencement Date of the Lease Term (i.e., with Landlord’s Work and Landlord’s Additional Work completed) and to cause the Board to repair the Common Elements to the condition existing immediately prior to the date of the casualty (if and to the extent the Board is required to do so under the Condominium Documents) (“Landlord’s Restoration Work”). If the Demised Premises, or any part thereof, shall be rendered untenantable by reason of such fire or other insured casualty, then Fixed Rent and Recurring Additional Rent hereunder, or an amount thereof apportioned according to the area of the Demised Premises so rendered untenantable (if less than the entire Demised Premises shall be so rendered untenantable), shall be abated for the period from the date of such damage to the date when Landlord completed Landlord’s Restoration Work; provided, however, that (a) such abatement shall continue after the date that Landlord shall have substantially completed Landlord’s Restoration Work until the earlier of (x) ninety (90) days following the date of such damage, and (y) the day immediately preceding the date when the Demised Premises shall be rendered useable for the conduct of Tenant’s business therein, but only if, at all times following Landlord’s delivery of the Demised Premises to Tenant for the performance of Tenant’s restoration of the Demised Premises as improved by Tenant’s Initial Installations and any other permitted Alterations (“Tenant’s Restoration Work”), Tenant shall have proceeded with diligence and continuity to effectuate completion of Tenant's Restoration Work and (b) if the portion of a floor(s) of the Demised Premises that is damaged (which shall consist of at least fifty percent (50%) of the Rentable Square Footage of such floor(s)), or the performance of Landlord’s Restoration Work renders the remainder of such floor(s) of the Demised Premises untenantable and, as a result thereof, Tenant does not, in fact, use the balance of such floor(s) (other than the presence of emergency or security personnel solely to secure or retrieve files and/or equipment or to maintain the Demised Premises in good repair) and delivers a certification to Landlord stating the same, then such entire floor(s) shall be deemed untenantable. If Landlord, Overlandlord or any Mortgagee (as applicable) shall be unable to collect the rent insurance proceeds applicable to such damage because of the willful and wrongful action or willful and wrongful inaction on the part of Tenant or of Persons Within Tenant’s Control (such as the failure to execute a form or affidavit required by the insurance company), occurring after such fire or other casualty, then, provided that, after Landlord shall have given Tenant notice of such willful and wrongful action or such willful and wrongful inaction and a reasonable opportunity to cure the same, Tenant shall have failed to so cure such willful and wrongful action or such willful and wrongful inaction in such manner that Landlord, Overlandlord or any such Mortgagee would -41- NY 78267766v2 otherwise be entitled to collect such proceeds, then there shall be no abatement of Fixed Rent or Recurring Additional Rent. Tenant covenants and agrees to cooperate with Landlord, the Board and any Overlandlord or Mortgagee in their efforts to collect insurance proceeds (including rent insurance proceeds) payable to such parties. Landlord shall not be liable for any reasonable delay in the completion of Landlord’s Restoration Work which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, or any event of Force Majeure. For purposes of this Article 9, “untenantable” shall mean that the Demised Premises or any portion thereof (a) is so damaged from fire or other casualty that Tenant’s regular business can no longer be conducted at the remaining portion of the 14th Floor Unit, 15th Floor Unit or 16th Floor Unit or the Demised Premises or (b) is inaccessible, and “inaccessible” shall mean, with respect to any floor of the Demised Premises, that Tenant is deprived of reasonable access to such floor and Landlord shall not have provided or undertaken steps to provide other reasonable means of access thereto. Section 9.02 Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage from fire or other casualty or Landlord’s Restoration Work (it being agreed that Landlord shall (a) perform Landlord’s Restoration Work that is to be performed by Landlord hereunder in accordance with the terms of Article 13 hereof, in a good and workmanlike manner and in compliance with all applicable Legal Requirements, and (b) cause the Board to repair the Common Elements in accordance with the Condominium Documents). Tenant understands that Landlord, in reliance upon the provisions set forth in Section 8.03 above, may elect not to carry insurance on some or any of (i) Alterations, equipment, furnishings, furniture, fixtures, interior glass, appurtenances, contents, private bathrooms and bathroom fixtures in the Demised Premises, and (ii) sprinkler loop and distribution pipes and heads and/or any HVAC piping, ducts, VAV boxes, VAV controllers and components of a distribution system (but, with respect to each item set forth in this clause (ii), only if and to the extent that the same is either (x) installed by Tenant or by any Persons Within Tenant’s Control, or (y) located entirely within the Demised Premises and exclusively serving the Demised Premises), and that, regardless of whether Landlord does carry such insurance, Landlord shall not be obligated to repair (or cause the Board to repair) any damage thereto or replace (or cause the Board to replace) the same unless same was part of Landlord’s Restoration Work, but the foregoing shall not be construed to limit the obligation of Landlord to enforce any repair or restoration obligation of the Board pursuant to the Condominium Documents. Section 9.03 Notwithstanding anything to the contrary contained in Sections 9.01 and 9.02 above, in the event that: (i) the Building shall be damaged by fire or other casualty to the extent that substantial alteration or reconstruction of the Building shall be required pursuant to the terms of the Condominium Documents (whether or not the Demised Premises shall have been damaged by such fire or other casualty and without regard to the structural integrity of the Building) and the Board (or Owners, as applicable) shall have voted not to repair or restore the Building, (ii) the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable, (iii) the 7-21 Condominium is totally or substantially damaged such that (1) the time period for restoring or repairing same (as set forth in the Contractor’s Estimate) shall exceed twelve (12) months from the date of casualty and (2) the cost required to repair or restore the same shall exceed 33% of the insurable value of the 7-21 Condominium immediately prior to such casualty, provided that, if the Demised Premises shall not have been damaged (but the 7-21 Condominium is totally or substantially damaged as aforesaid), Landlord agrees to only terminate this Lease if Landlord also terminates all other leases for office space in the 7-21 Condominium that is owned by Landlord (excluding space, if any, occupied by Landlord or any affiliate of Landlord), or (iv) there is any damage to the Demised Premises within the last year of the Lease Term, and the time period set forth in the Contractor’s Estimate shall exceed the lesser of (1) twelve (12) months and (2) the amount of time then remaining in the Lease Term, then Landlord may, in Landlord’s sole and absolute discretion, terminate this Lease and the term and estate hereby granted, by notifying Tenant of such termination within ninety (90) days after the date of such damage; provided, however, that solely if Landlord elects to terminate the Lease pursuant to clause (iv) above, following a -42- NY 78267766v2 casualty in which only a part (but not all) of the Demised Premises are damaged, Tenant shall have the right to elect by notice to Landlord delivered within fifteen (15) Business Days following Tenant’s receipt of Landlord’s termination notice, that Landlord terminate the Lease (pursuant to clause (iv) above) only with respect to the entirety of the Demised Premises located on each of the floor(s) on which such damage was incurred. In the event that such a notice of termination shall be given, then this Lease and the term and estate hereby granted shall expire (with respect to the entire Demised Premises or the applicable portion thereof) as of the date of termination stated in said notice with the same effect as if that were the date hereinbefore set for the expiration of the Lease Term, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date, provided, however, that Tenant shall have the right to extend such termination date for an additional ninety (90) days upon notice to Landlord (the “Extension Notice”) within thirty (30) days after receipt of Landlord’s notice; it being expressly agreed that if Tenant fails to deliver the Extension Notice to Landlord within the thirty (30) day period set forth above TIME BEING OF THE ESSENCE, Tenant shall be deemed to have waived the right to extend such termination date. Section 9.04 A. If all or any portion of the Demised Premises is rendered untenantable by fire or other casualty, Landlord shall, if Landlord has not terminated this Lease pursuant to the provision of Section 9.03 above, within sixty (60) days after such fire or casualty, deliver to Tenant an estimate prepared by a reputable, independent contractor selected by Landlord setting forth such contractor’s estimate as to the time reasonably required to substantially complete Landlord’s Restoration Work (the “Contractor’s Estimate”). If (i) the period to repair set forth in the Contractor’s Estimate exceeds twelve (12) months, and (ii) more than fifteen percent (15%) of the Demised Premises shall be rendered untenantable by such fire or other casualty, Tenant may elect to terminate this Lease, but only by notice given to Landlord not later than forty-five (45) days following Tenant’s receipt of the Contractor’s Estimate. If Tenant shall exercise such election to terminate this Lease, the Lease Term shall expire upon the date specified in the notice but no later than forty-five (45) days after notice of such election is given by Tenant with the same force and effect as if such date were originally provided herein as the Expiration Date, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. If Tenant shall not have terminated this Lease (or is not entitled to so terminate this Lease) and Landlord shall not have substantially completed Landlord’s Restoration Work within a period of twelve (12) months from the date of such damage or destruction (which period may be extended by the number of days, if any, as shall equal the aggregate number of days that Landlord is delayed in performing Landlord’s Restoration Work by reason of adjustment of insurance loss (which extension shall not exceed an aggregate of ninety (90) days) or Tenant’s Delay or Force Majeure (which extension shall not exceed an aggregate of ninety (90) days)), then Tenant may terminate this Lease by notice given to Landlord within Forty-five (45) days after the expiration of such twelve (12) months or longer (by reason of any such extension) period, effective as of a date specified in such notice, which shall be not more than forty-five (45) days after the giving of such termination notice, and the term of this Lease shall expire on such date with the same force and effect as if such date were originally provided hereinbefore as the Expiration Date, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. B. Notwithstanding anything to the contrary contained in the foregoing provisions of Subsection 9.04A, in the event that (i) more than thirty percent (30%) of the 14th Floor Unit, the 15th Floor Unit, or the 16th Floor Unit (or any other full floor of the Building then constituting a part of the Demised Premises) or (ii) more than thirty percent (30%) of the Demised Premises, in either case, shall be damaged by fire or other casualty during the last two (2) years of the Lease Term, and the time period set forth in the Contractor’s Estimate for the substantial completion of Landlord’s Restoration Work shall exceed sixty (60) days, then Tenant may terminate this Lease and the term and estate hereby granted with respect to: in the case of the foregoing clause (i), solely the 14th Floor Unit, the 15th Floor Unit or the 16th Floor Unit (or any other full floor of the Building then constituting a part of the Demised Premises) that was damaged as aforesaid, or (ii) in the case of the foregoing clause (ii), the Demised Premises, as applicable, but only by notifying Landlord of such termination within forty-five (45) days following Tenant’s receipt of the Contractor’s Estimate. In the event that such a notice of termination shall be given, then this Lease and the term and estate hereby granted shall expire with respect to such Unit or the Demised Premises, as applicable, as of the date of termination stated in said notice with the same effect as if that were the date hereinbefore set for the expiration of the Lease Term, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. -43- NY 78267766v2

Section 9.05 Except as may be provided in Section 8.04, nothing herein contained shall relieve Tenant from any liability to Landlord, the Board or to insurers of Landlord and the Board in connection with any damage to the Demised Premises, the 7-21 Condominium or the Building by fire or other casualty if Tenant shall be legally liable in such respect. Accordingly, and notwithstanding anything to the contrary contained in this Section 9.05, if and to the extent that Tenant shall fully comply with the provisions of Section 8.04 above, Tenant shall not be liable to Landlord with respect to any damage or loss described in Subsection 8.03B above. Section 9.06 Notwithstanding anything in this Lease to the contrary, if Landlord or Tenant exercises any right to terminate this Lease following a fire or other casualty in accordance with the terms of this Article 9, any insurance proceeds actually received by Landlord or Tenant on account of any damage to (i) Landlord’s Work and Landlord’s Additional Work shall be the sole property of Landlord, and (ii) the leasehold improvements constituting Tenant’s Initial Improvements in excess of the amount of the then unamortized Landlord’s Contribution and all other Alterations (except as set forth in clause (i) above) shall be the sole property of Tenant; provided, however, that any insurance proceeds actually received by Landlord and furnished to Tenant in accordance with the foregoing clause (ii) shall be used by Tenant to repair Tenant’s Initial Improvements to the condition of Tenant’s Initial Improvements existing immediately prior to the occurrence of the fire or other casualty. For purposes hereof, the amount of the unamortized Landlord’s Contribution shall be equal to the then unamortized amount, computed as of the termination date of this Lease, of Landlord’s Contribution. For purposes of determining the unamortized amount hereunder, Landlord’s Contribution shall be amortized over the Lease Term on a straight-line basis without interest. Section 9.07 Tenant shall throughout the Lease Term provide fire wardens and searchers as required under NYC Local Law No. 5 of 1973, as heretofore and/or hereafter amended. Section 9.08 Tenant shall endeavor to give Landlord notice of the occurrence of any fire, casualty or other accident in the Demised Premises promptly after Tenant becomes aware thereof. If Tenant shall fail to provide such notice, Landlord shall not be relieved of any obligations under this Article 9; provided, however, that, in order for Tenant to make any claim against Landlord with respect thereto, Tenant must first have given notice to Landlord (or Landlord must have actual knowledge) of such fire or casualty in the Demised Premises. Section 9.09 This Lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York (providing for such a contingency in the absence of express agreement), and any other law of like import now or hereafter in force, shall have no application in such case. ARTICLE 10. ASSIGNMENT AND SUBLETTING Section 10.01 A. Except as expressly permitted in this Article 10, neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, or advertised for assignment, mortgaged, pledged, encumbered or otherwise transferred, by operation of law or otherwise, and that neither the Demised Premises, nor any part thereof, will be sublet or advertised for subletting or occupied by anyone other than Tenant, or for any purpose other than as hereinbefore set forth, without the prior consent of Landlord (which consent, unless expressly provided to the contrary in this Article 10, may be granted, withheld or conditioned in Landlord’s absolute discretion) and the Board (if required under the Condominium Documents, but subject to the Board SNDA and the Board Consent) in every case; provided, however, that Tenant shall have the right to advertise the Demised Premises for subletting, but only if such advertisement(s) does not list or refer to any economic terms with respect to such subletting, it being agreed that nothing contained in this Subsection 10.01A prohibits Tenant (or any other permitted occupant of the Demised Premises) from (x) consummating a subletting at a rental rate that is less than such prevailing rate, or (y) disseminating broker's fliers or other marketing materials that indicate that the rental rate for the Demised Premises (or the applicable portion thereof) is available upon request. B. Subject to the further provisions of this Article 10, the direct or indirect transfer of fifty (50%) percent or more (aggregating all multiple and/or prior transfers during the Lease Term) of: (i) the shares of a -44- NY 78267766v2 corporate tenant, or (ii) the shares of any corporation of which Tenant is an immediate or remote subsidiary, or (iii) the beneficial or legal interests of a tenant that is a business entity other than a corporation, in each case including transfers by operation of law, and including a related or unrelated series of transactions, shall be deemed an assignment of this Lease for the purposes of this Article 10. For the purposes hereof, “shares” of a corporate tenant or other corporation shall be deemed to include: (x) the issued and outstanding shares of any class of the voting stock of a corporation, and/or (y) the issued and outstanding shares of any class of convertible non-voting stock, debentures or securities of a corporation. Issuance of new corporate shares of a corporation or partnership interests by a partnership, and/or the issuance of a new class of voting stock or convertible non-voting stock or debentures or securities of a corporation which results in a transfer of control of that corporation, or the execution of an agreement affecting the power to vote fifty (50%) percent or more of the issued and outstanding shares of any class of stock or securities of a corporation, shall each be deemed to be a “transfer” for the purposes hereof. In order to implement the foregoing provisions (but subject to the provisions of Subsection 10.02C below), if Tenant shall be a corporation, then, within fifteen (15) days following Landlord’s request therefor, Tenant shall furnish to Landlord a statement verified by an officer of Tenant setting forth the details of the then present ownership and all prior transfers of the issued and outstanding stock of the corporation (an “Ownership and Transfer Statement”), and such other information relating to such stock ownership and transfer of stock or securities as Landlord may reasonably request in such notice; provided, however, that with respect to such statement, Tenant shall not be (1) required to furnish such information to Landlord with respect to any person that holds less than a twenty-five percent (25%) ownership interest in Tenant, or (2) required to deliver an Ownership and Transfer Statement to Landlord more than once per calendar year, unless at least twenty-five percent (25%) or more of the stock or other interests in Tenant has been transferred to a person or entity not previously identified in the most recent Ownership and Transfer Statement, in which case Tenant shall deliver a new Ownership and Transfer Statement to Landlord within ten (10) Business Days after such change in the ownership of stock or other interests in Tenant. C. If Tenant shall be a business entity other than a corporation, and provided that such action shall be taken for a valid business purpose other than (and not principally for) the purpose of transferring Tenant’s interest in this Lease, then this Section 10.01 shall not be construed to prohibit Tenant’s conversion into a professional corporation, a limited liability entity, professional association or other type of business entity. Section 10.02 A. Tenant may sublet all or part of the Demised Premises, or assign Tenant’s entire interest in this Lease and the leasehold estate hereby created, to a corporation or other business entity that controls, is controlled by or is under common control with, Tenant (herein referred to as a “Related Entity”), without Landlord’s consent thereto, provided that (i) no Event of Default shall have occurred and be continuing on the effective date of such assignment or subletting, (ii) not less than ten (10) days prior to such subletting or assignment (subject to the provisions of Subsection 10.02F below), Tenant shall furnish Landlord notice thereof accompanied by a certification of an officer of Tenant that such subtenant or assignee is a Related Entity of Tenant, (iii) with respect to an assignment of this Lease, such assignee assumes all of Tenant’s obligations hereunder, and (iv) the subtenant or assignee thereunder shall continue to be a Related Entity of Tenant. If, at any time, said subtenant or assignee shall cease to be a Related Entity, then the continued use and occupancy of the Demised Premises, or any portion thereof, by said subtenant or assignee shall be subject to all of Landlord’s rights set forth in this Article 10 with respect to a proposed subtenant or assignee who is subject to the provisions of Sections 10.03, 10.04 and 10.07 below (including Landlord’s right to exercise any of the Recapture Options and be paid Profit), and Tenant shall comply with all of the provisions set forth in this Article 10 with respect to a proposed subletting or assignment. In connection with the information to be provided to Landlord pursuant to this Subsection 10.02A, Tenant shall, within thirty (30) days after request therefor by Landlord (which request shall not be made more often than once per calendar year, absent extenuating circumstances), deliver to Landlord a certificate of a senior officer of Tenant certifying that such subtenant or assignee remains a Related Entity of Tenant. In the case of a subletting, such subletting shall not be deemed to vest in any such Related Entity any right or interest in this Lease or a direct grant by Landlord of any right to occupy the Demised Premises, nor shall it relieve, release, impair or discharge any of Tenant's obligations under this Lease (including the obligation not to allow the Demised Premises to be used for any use or purpose other than the Authorized Use). In the case of an assignment, the assignor tenant shall not be relieved or released from the performance of any of Tenant’s obligations under this Lease, nor shall such assignment be construed to impair or discharge any of said obligations; provided, however, that solely in connection with an assignment of this Lease to a Successor Entity that complies with the terms of Section 10.02B below, Landlord shall, upon request from Tenant, -45- NY 78267766v2 execute and deliver an agreement reasonably acceptable to Landlord and Tenant whereby Tenant shall be released from all of its obligations and liabilities under this Lease arising from and after the date of such assignment. For the purposes of this Article 10, the term “control” shall be deemed to mean ownership of more than fifty (50%) percent of all of the voting stock of such corporation, or more than fifty (50%) percent of all of the legal and equitable interest in any other business entity. Notwithstanding anything herein to the contrary, Tenant shall have the right, at any time during the Lease Term, subject to the satisfaction of all of the conditions and requirements of this Section 10.02A, to sublease all or a portion of the Demised Premises to CompassLEXECON, which entity Tenant represents is, as of the Effective Date, a Related Entity of Tenant. B. Notwithstanding the provisions of Subsection 10.01 above, upon not less than ten (10) days prior notice to Landlord (subject to the provisions of Subsection 10.02F below) and subject to Tenant’s compliance with all of the requirements set forth in this Subsection 10.02B, Tenant may assign or transfer Tenant’s entire interest in this Lease and the leasehold estate hereby created to a an entity that succeeds Tenant hereunder (a “Successor Entity”) without being required to obtain Landlord’s prior consent thereto, provided that (i) no Event of Default shall have occurred and be continuing on the effective date of such assignment or transfer,, (ii) the proposed occupancy shall not increase (other than to a de minimis extent) the cleaning or maintenance requirements in the Demised Premises or impose an extra burden upon the Building equipment or Building services with respect to the Demised Premises in excess of the cleaning or maintenance requirements that a typical office occupant would impose therein or thereon, and (iii) the proposed assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the State of New York. The term “Successor Entity” shall mean any of the following: (x) an entity created by merger, reorganization, consolidation or recapitalization of or with Tenant; or (y) an entity acquiring the goodwill and all or substantially all of the assets of, or beneficial interests in, Tenant, or all or substantially all of the assets of, or beneficial interests in, an operating division, group or department of Tenant or all or substantially all of the business conducted by Tenant in the Demised Premises; or (z) any successor to a Successor Entity becoming such by either of the methods described in clauses (x) and (y) above; provided that, in each case: (1) such transaction is not effected for the primary purpose of transferring the leasehold estate created hereby, (2) the Successor Entity assumes (whether by operation of law or by effective provisions contained in the applicable instrument effecting the transaction) all or substantially all of the liabilities of Tenant hereunder, (3) immediately after giving effect to any such transaction the Successor Entity shall have a net worth, as determined in accordance with generally accepted accounting principles and certified to Landlord by an independent certified public accountant, at least equal to $1,000,000,000, and (4) a copy of the financial statements of the Successor Entity certified by an independent certified public accountant designated by the Successor Entity (it being agreed that such financial statements may be certified by an executive financial officer of the Successor Entity if certified financial statements are not regularly prepared for the Successor Entity by a certified public accountant), shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction (subject to the provisions of Subsection 10.02F below). C. The transfer of any of the outstanding capital stock of any corporate tenant or of any entity holding direct or indirect interests in such corporate tenant and a private or public issuance, sale, conveyance, pledge, redemption, encumbrance or other disposition or transfer of equity or debt of any member of such corporate tenant shall not be deemed an assignment of this Lease (and Tenant shall not be required to furnish Landlord with the information described in the last sentence of Subsection 10.01B above) if such corporate tenant is listed in any recognized stock exchange or if such transfer shall be, in connection with an initial public offering or otherwise, effected by the sale of such stock through the “over-the-counter-market” or through any recognized stock exchange, unless such stock shall be sold, transferred or otherwise conveyed by persons deemed “insiders” within the meaning of the Securities Exchange Act of 1934, as amended. In furtherance of the foregoing, the transfer of a majority of Tenant’s stock or other direct or indirect ownership interest or transfers among existing owners, members or partners of Tenant, as the case may be, shall not be deemed an assignment of this Lease, but only if: (i) such transfer(s) is made for a legitimate business purpose and not for the purpose of transferring this Lease, (ii) there is no change in the day-to-day control and operation of Tenant’s business operations, and (iii) immediately after giving effect to any such transfer, the corporation or other business entity surviving such transfer shall have a net worth, as determined in accordance with generally accepted accounting principles and certified to Landlord as being correct by an executive financial officer of Tenant, at least equal to $1,000,000,000. D. Notwithstanding anything to the contrary contained in this Article 10, provided that no Event of Default shall have occurred and be continuing, Tenant shall have the right, without the consent of -46- NY 78267766v2

Landlord, to permit a portion of the Demised Premises (not to exceed, in the aggregate, fifteen (15%) percent of the then total number of rentable square feet in the Demised Premises) to be used or occupied under a so-called “desk sharing agreement” by any Service Provider or Desk Space User but only for the Authorized Use and only for such period as such Service Provider or Desk Space User shall remain a Service Provider or Desk Space User (collectively, a “Desk Sharing Entity”). However, no such desk sharing agreement shall be permitted or valid, unless, at least ten (10) days prior to a Desk Sharing Entity taking occupancy of a portion of the Demised Premises, Tenant shall have given notice to Landlord of (1) the name and address of such Desk Sharing Entity, (2) the character and nature of the business to be conducted by such Desk Sharing Entity, (3) the number of square feet of rentable area to be occupied by such Desk Sharing Entity, (4) the duration of such occupancy, and (5) the rent, if any, to be paid by such Desk Sharing Entity for its use of the applicable portion of the Demised Premises. Upon request of Landlord (which shall not be made by Landlord more frequently than once every 4 months), Tenant shall deliver to Landlord a copy of the agreement, if any, relating to the use or occupancy of such portion of the Demised Premises by such Desk Sharing Entity, which agreement shall be subject and subordinate to the terms of this Lease and, notwithstanding such desk sharing agreement, Tenant shall remain fully liable for all of Tenant's obligations under this Lease. Furthermore, (i) no demising walls may be erected in the Demised Premises separating the space used by a Desk Sharing Entity from the remainder of the Demised Premises (it being agreed that the foregoing shall not prevent Tenant from installing movable partitions to create separate rooms within the Demised Premises for use by a Desk Sharing Entity, which movable partitions shall be deemed to be Tenant’s Movable Property hereunder), (ii) the use of any portion of the Demised Premises by any Desk Sharing Entity shall not create any right, title or interest of the Desk Sharing Entity in or to the Demised Premises, and (iii) the Desk Sharing Entity may not pay for its occupancy rights an amount greater than the Fixed Rent and Recurring Additional Rent (at the rate then being paid by Tenant pursuant to this Lease) that is reasonably allocable to the portion of the Demised Premises that the Desk Sharing Entity has the right to occupy. As used herein, the term (a) “Service Provider” means a person or entity with whom Tenant has contracted to perform certain functions for Tenant’s business on a regular, ongoing basis; and (b) “Desk Space User” means a bona fide client, service provider, or other person or entity with which Tenant has a material, ongoing business relationship (but excluding Service Providers). E. Except as expressly provided in the second sentence of Section 10.02A, Landlord’s Recapture Option and right to be paid a Profit shall not be applicable with respect to any assignment, sublease or use and occupancy effected pursuant to the terms of this Section 10.02. F. Notwithstanding the provisions of Subsections 10.02A or 10.02B above, if, because of a confidentiality requirement, Tenant shall not be able to disclose in advance to Landlord the occurrence of a transaction described in said Subsections 10.02A or 10.02B, Tenant may assign or transfer Tenant's entire interest in this Lease and the leasehold estate hereby created to a Related Entity or Successor Entity prior to notifying Landlord thereof, provided that Tenant shall comply in all other respects with the requirements of Subsection 10.02A or 10.02B, as applicable, and shall submit all required information to Landlord not later than the tenth (10th) day following the effective date of such transaction. If for any reason whatsoever Tenant shall not comply with all of said requirements within such time period and such transaction was not, in fact, expressly permitted “as of right” (i.e., without the need for any consent by Landlord) pursuant to Subsection 10.02A or 10.02B, as applicable, said transaction shall be deemed a prohibited assignment or transfer of this Lease. Section 10.03 A. (i) Except as permitted pursuant to Section 10.02 above, and subject to the provisions of Section 31.17 below, if Tenant shall desire to assign this Lease or to sublet all or substantially all of the Demised Premises for all or substantially all of the balance of the Lease Term (which for purposes of this Section 10.03A shall mean that at the expiration of the term of the proposed sublease, less than one (1) year shall remain in the Lease Term), Tenant shall first give Landlord notice thereof (the “Recapture Offer Notice”), which notice shall (x) specify the desired effective date of any such assignment or commencement date of such sublease (the “Recapture Date”) (which date shall not be earlier than the thirtieth (30th) day nor later than the two hundred seventieth (270th) day following the date of the Recapture Offer Notice), (y) specify the material economic terms Tenant is willing to accept from a proposed subtenant or assignee, and (z) in the case of a proposed sublease of less than all of the Demised Premises, be accompanied by (I) a floor plan of the space proposed to be sublet (the “Recapture Space”), and (II) an allocation of responsibility between Tenant and the proposed subtenant for the Demising Costs. -47- NY 78267766v2

(ii) Such Recapture Offer Notice shall be deemed an offer from Tenant to Landlord whereby Landlord shall have the option to (x) in the case of a proposed assignment of this Lease, cancel and terminate this Lease as of the proposed effective date of such assignment, or (y) in the case of a proposed sublease of all or substantially all of the Demised Premises, cancel this Lease only with respect to the Recapture Space as of the proposed effective date of such sublease (the “Recapture Option”), which Recapture Option may be exercised by notice given to Tenant (the “Recapture Notice”) within twenty (20) days after Landlord shall have received the Recapture Offer Notice from Tenant with respect to the proposed assignment or subletting, accompanied by all of the information set forth in Subdivision 10.03A(i) above. (iii) If Landlord exercises the Recapture Option set forth in Section 10.03A(ii)(x) above, then this Lease and the term and estate hereby granted shall expire as of the Recapture Date with the same effect as if that were the date hereinbefore set for the expiration of the Lease Term, and the Fixed Rent and the Recurring Additional Rent hereunder shall be apportioned as of such date. If Landlord exercises the Recapture Option set forth in Section 10.03A(ii)(y) above, then this Lease shall be deemed modified to exclude the Recapture Space from the Demised Premises as of the Recapture Date, and all rents hereunder with respect to the applicable Recapture Space or the entire Demised Premises (as the case may be) shall be adjusted as of such Recapture Date based upon the relevant space affected thereby. (iv) If Landlord shall notify Tenant that Landlord elects (or if Landlord shall be deemed to have elected) not to exercise the Recapture Option, then Tenant shall have the right to assign this Lease or sublease the Demised Premises in accordance with the provisions of this Article 10, subject, however, to the provisions of the immediately following Subdivision 10.03A(v). (v) If Landlord shall have notified Tenant that Landlord elects (or if, pursuant to the provisions of Subdivision 10.03A(vi) below, Landlord shall be deemed to have elected) not to exercise the Recapture Option and Tenant shall not have delivered to Landlord an Assignment/Sublet Notice within three- hundred and six (306) days thereafter (the “A/S Completion Period”), then, if Tenant shall desire to assign this Lease or sublease the Demised Premises, Tenant shall be required to again deliver the Recapture Offer Notice and otherwise comply with the foregoing provisions before Landlord shall be required to make an election as to the exercise of the Recapture Option. (vi) If Landlord shall fail to deliver the Recapture Notice to Tenant within the twenty (20) day period provided for in Subsection 10.03A(ii) above, then Tenant may deliver a second notice to Landlord, in which case, provided that said second notice shall bear the following legend typed in bold, capital letters at the top: “IF LANDLORD SHALL FAIL TO RESPOND TO NOTIFY TENANT WHETHER LANDLORD ELECTS TO EXERCISE ITS RECAPTURE OPTION WITHIN FIVE (5) BUSINESS DAYS, LANDLORD SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO EXERCISE SUCH RECAPTURE OPTION”, if Landlord shall fail to exercise such Recapture Option within five (5) Business Days after Landlord’s receipt of such second notice, then Landlord shall be deemed to have waived Landlord’s right to exercise the Recapture Option (but only with respect to the specific Recapture Offer Notice for which said 20-day and 5-Business day periods had lapsed). B. If Landlord exercises its Recapture Option with respect to a proposed sublease, Landlord shall, by the Recapture Date, erect any required demising walls separating the Recapture Space from the balance of the Demised Premises and make such alterations to the Demised Premises as are reasonably required so that the Recapture Space can be legally occupied with separate mechanical and utility systems and the electrical capacity set forth herein and Tenant shall pay to Landlord Landlord’s actual out-of-pocket costs in connection therewith (“Demising Costs”) within thirty (30) days following demand therefor, but only to the extent Tenant would have been responsible for the Demising Costs under the proposed sublease in accordance with the Recapture Offer Notice. Upon exercising its Recapture Option and complying with the terms of this Section 10.03, Landlord shall be free to, and shall have no liability to Tenant (or to any broker engaged by Tenant), if Landlord shall lease the Demised Premises (or any portion thereof) to any third party, including Tenant’s prospective subtenant or assignee. C. Except as permitted pursuant to Section 10.02 above, in any case where Landlord shall not have exercised (or shall have been deemed to have waived) Landlord’s Recapture Option, upon executing a letter of intent or term sheet with any proposed assignee or subtenant during the A/S Completion Period, Tenant -48- NY 78267766v2 shall give notice thereof to Landlord (an “Assignment/Sublet Notice”), and with such notice shall include (i) an executed copy of such letter of intent or term sheet setting forth the material economic terms of the proposed transaction, (ii) a complete financial statement for the proposed assignee or sublessee, certified by certified public accountants regularly retained by the proposed assignee or sublessee (it being agreed that such financial statements may be uncertified solely if certified financial statements are not regularly prepared for the proposed assignee or sublessee by a certified public accountant), (iii) information on the nature and character of the subtenant and its proposed use of the Demised Premises, (iv) in the event of a desired subletting of less than all of the Demised Premises, a description and floor plan of the proposed sublease premises, and (v) within five (5) Business Days after submission of the items set forth in the immediately preceding clauses (i) through (iv) above, any other information reasonably requested by Landlord. Tenant may elect to deliver an Assignment/Sublet Notice to Landlord simultaneously with the delivery to Landlord of the Recapture Notice. Supplementing the provisions of this Subsection 10.03C, if Tenant provides Landlord with the identity of the proposed subtenant or assignee and the information set forth in items (ii), (iii), (iv) and (v) above and the material economic terms of the proposed transaction, Landlord shall promptly advise Tenant whether or not Landlord shall consent to the proposed assignment or subletting. D. For the purposes of this Article 10, the phrase “substantially all of the Demised Premises” shall mean eighty percent (80%) or more of the Demised Premises. Section 10.04 A. If Tenant shall have complied with the provisions of Section 10.03 above and Landlord shall not have exercised the Recapture Option within the time period provided in said Section 10.03, then, subject to the provisions of Section 31.17 below, Landlord shall not unreasonably withhold, condition or delay consent to the proposed assignment of this Lease or a proposed subletting of all or a portion of the Demised Premises, provided that Tenant shall not then be in default after Tenant shall have theretofore been given notice of any such default with respect to any of Tenant’s monetary or material non-monetary obligations under this Lease and no Event of Default shall have occurred that is then continuing, but subject in each case to the provisions of Subsection 10.04D below) and provided further that the following additional conditions (which shall be in addition to, and not in lieu of, the other terms, conditions and requirements set forth elsewhere in this Article 10) shall be satisfied: (i) The proposed assignee or subtenant shall not be: (a) a school of any kind, or an employment or placement agency or governmental or quasi-governmental agency, or a real estate brokerage office or medical office or executive recruitment office, or any retail bank or retail establishment, or (b) entitled, directly or indirectly, to diplomatic or sovereign immunity, and the proposed assignee or subtenant shall be subject to service of process in, and the jurisdiction of the courts of, the State of New York; (ii) The subletting or assignment shall, in Landlord’s reasonable judgment, be to a reputable person, whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the Building, and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon the Building equipment or Building services with respect to the Demised Premises in excess of the cleaning or maintenance requirements that a typical office occupant would impose therein or thereon (it being agreed, for the avoidance of doubt, that customary office use shall not be deemed to impose any such additional burden on Landlord); (iii) The proposed assignee or subtenant shall have, in the reasonable judgment of Landlord, sufficient financial worth to perform the obligations of Tenant under this Lease in the event of an assignment, or to perform the obligations of the subtenant in the event of a sublease; (iv) No space shall be or have been advertised to the general public at a lower rental rate than that being asked by Landlord at the time for similar space in the portions of the Building owned or leased by Landlord, and Tenant shall not have made public any rental rate being sought or obtained by Tenant; provided, however, that nothing contained in this clause (iii) shall either (a) prevent Tenant from having advertised the Demised Premises for subletting if such advertisement(s) did not list or refer to any economic terms with respect to such subletting, or (b) prohibit Tenant (or any other permitted occupant of the Demised Premises) from consummating a subletting at a rental rate that is less than such prevailing rate, or disseminating broker’s fliers or -49- NY 78267766v2 other marketing materials that indicate that the rental rate for the Demised Premises (or the applicable portion thereof) is available upon request. (v) The proposed assignee or subtenant (or any person who directly or indirectly controls either (a) the proposed assignee or subtenant, or (b) any person who controls the proposed assignee or subtenant) shall not be a tenant, subtenant, occupant or assignee of any premises in the Building that are owned by Landlord or an affiliate of Landlord (“Landlord Owned Space”), or a party who dealt or negotiated with Landlord or Landlord’s agents or affiliates (directly or through a broker) as evidenced by (x) a bona fide draft or term sheet (which may include offers or counterproposals via email), or (y) such third party visiting and/or touring the Demised Premises with respect to the leasing of any Landlord Owned Space during the six (6) months immediately preceding Tenant’s request for Landlord’s consent, but the foregoing restriction shall be applicable only if Landlord shall be able to offer to such proposed assignee or subtenant comparably sized space in the Landlord Owned Space for at least a comparable term. Promptly following Tenant’s request from time to time, Landlord shall advise Tenant whether a particular entity designated by Tenant shall be covered by the terms of this clause; and (vi) If required by the Condominium Documents (but subject to the Board SNDA and the Board Consent), the proposed subletting shall have been approved by the Board. B. If Landlord shall fail to respond to Tenant’s submittal of an Assignment/Sublet Notice (whether by the grant or denial of consent, or by a request for further information) within twenty (20) days after Landlord’s receipt thereof, then Tenant may deliver a second notice to Landlord, in which case, provided that said second notice shall bear the following legend typed in bold, capital letters at the top: “IF LANDLORD SHALL FAIL TO RESPOND TO TENANT IN CONNECTION WITH THIS SECOND ASSIGNMENT/SUBLET NOTICE WITHIN FIVE (5) BUSINESS DAYS, LANDLORD SHALL BE DEEMED TO HAVE CONSENTED THERETO AND HAVE WAIVED THE RECAPTURE OPTION IN ACCORDANCE WITH THE PROVISIONS OF SUBSECTION 10.04B OF THE LEASE,” if Landlord shall fail to respond to Tenant within five (5) Business Days after Landlord’s receipt of said second notice, then, as Tenant’s sole remedy in connection therewith, Landlord shall be deemed to have consented to the proposed assignment or subletting and have waived the Recapture Option. C. In any case in which the Board shall withhold consent to a proposed assignment of this Lease or a proposed subletting of all or any part of the Demised Premises, in either case in accordance with the Condominium Documents (but subject to the Board SNDA and the Board Consent), then Landlord’s refusal to grant consent to such proposed assignment or subletting shall be deemed to be a reasonable refusal to grant such consent. The foregoing sentence shall not be deemed to diminish the continuing obligation of Landlord hereunder to enforce the provisions of the Condominium Documents against the Board. D. Supplementing the provisions of Subsection 10.04A above, if: (i) on the date that Tenant shall request Landlord’s consent to a proposed assignment of this Lease or a subletting of all or a portion of the Demised Premises, Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of the monetary or material non-monetary obligations of Tenant under this Lease, then Landlord’s obligation to respond to such request shall be deemed suspended until such time as Tenant shall have cured such monetary or material non-monetary default. If Tenant shall cure such default within the applicable cure period, then Tenant’s consent request shall automatically be deemed reinstated, but only if Tenant is then in compliance with all of the other applicable requirements of this Article 10 that were applicable to Tenant’s request on the date Tenant initially requested Landlord’s consent; or (ii) (I) an Event of Default has occurred by virtue of Tenant’s failure to cure a monetary or material non-monetary default within the specified cure period pursuant to Subsection 10.04D(i) above, or (II) an Event of Default shall have occurred and is continuing on the date on which Tenant shall request Landlord’s consent to a proposed assignment of this Lease or a subletting of all or a portion of the Demised Premises, then, in either case, Landlord’s obligation to respond to such request shall be deemed suspended until such time as Tenant shall have cured such Event of Default and if (a) Tenant cures such Event of Default prior to the EOD Cure Date, and Landlord shall not have terminated this Lease in accordance with Article 15 below by virtue of such Event of Default, and (b) Tenant shall not be in default of any of Tenant’s other monetary or material non- -50- NY 78267766v2 monetary obligations under this Lease after notice of such default shall have been given to Tenant, in which event Subsection 10.04D(i) above shall apply, and no other Event of Default shall have occurred that is then continuing, in which case this Subsection 10.04D(ii) shall apply), then, from and after the subject EOD Cure Date, Tenant’s consent request shall automatically be deemed reinstated, but only if Tenant is then in compliance with all of the other applicable requirements of this Article 10 that were applicable to when Tenant initially requested Landlord’s consent. Section 10.05 In the event of each and every permitted assignment of Tenant’s interest under this Lease (other than an assignment by operation of law or by effective provisions contained in the instruments of merger, consolidation or acquisition as expressly set forth in Subsection 10.02B above), the following provisions shall apply: (i) The assignee shall assume and agree, in an agreement a copy of which shall be delivered to Landlord on or before the effective date of such assignment, to perform all of the terms, conditions and agreements of this Lease on the part of Tenant to be kept, performed and observed, and, except as otherwise provided in Section 10.02A, to become jointly and severally liable with the assignor (and remote assignors, if any) for the performance thereof to the extent such obligations arise from and after the effective date of such assignment (it being understood that in no event shall such assignee be liable or responsible for the performance of any obligations hereunder on Tenant’s part to be performed to the extent that such obligations arose prior to the effective date of such assignment); and (ii) Subject to the proviso contained in the last sentence of this Subsection 10.05(ii), the terms, covenants and conditions of this Lease may be changed, altered or modified in any manner whatsoever by Landlord and the assignee without the consent thereto of the Tenant named herein or of any other remote or immediate assignor. The joint and several liability of the Tenant named herein and of any immediate and remote successor-in-interest of Tenant (by assignment or otherwise), and the due performance by all such assignors and successors of each and every one of the obligations of this Lease on Tenant’s part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) such change, alteration or modification, or other agreement which amends any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease; provided, however, that, in the case of a change, alteration or modification made after the date of an assignment of this Lease to an entity that is not a Related Entity, if and to the extent that such change, alteration or modification increases the obligations of Tenant under this Lease, the assignor shall not be liable with respect to such increase; and (iii) If required by the Condominium Documents, but subject to the Board SNDA and the Board Consent, the proposed assignment shall have been approved by the Board. Section 10.06 A. In the event of each and every permitted subletting of all or any part of the Demised Premises, the following provisions shall apply: (i) No subletting shall be for a term ending later than one (1) day prior to the Expiration Date of this Lease; (ii) The terms of the sublease agreement shall not violate (and shall not allow or cause the violation of) any of the terms of this Lease and, subject to the terms of any applicable Subtenant SNDA, the sublease agreement shall provide that it is and shall be subject and subordinate to this Lease and to all matters to which this Lease is or shall be subordinate; (iii) The sublease agreement and all of the subtenant’s rights thereunder shall be expressly made subject to all of the obligations of Tenant under this Lease, and to the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred, or the subleased premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior consent of Landlord and the Board (if required by the Condominium -51- NY 78267766v2

Documents, but subject to the Board SNDA and Board Consent) in each instance (which consent may be granted, withheld or conditioned in the sole and absolute discretion of both Landlord and (subject to the Condominium Documents, the Board SNDA and the Board Consent, the Board); provided, however, that first-tier sub-subleases (as opposed to sub-sub-subleases or any subsequent tier subleases) shall be permitted provided any such proposed sub- subletting shall be subject to the same consent standards, as well as to Landlord's rights with respect to Recapture Options and Profit payments, and to the other obligations of Tenant set forth in this Article 10, applicable to a subletting by Tenant; and (iv) No subletting or sub-subletting shall result in more than four (4) occupants per full floor of the Demised Premises (including Tenant, any Desk Sharing Entity and any parent, affiliate and/or subsidiary of Tenant, all being counted as a single party, being in occupancy). B. (i) Notwithstanding anything to the contrary contained in Subsection 10.10C below, in the case of a sublease of at least one (1) full floor of the 7-21 Condominium (other than a sublease effected pursuant to Section 10.02 above), upon Tenant’s request, Landlord shall enter into a subordination, recognition and attornment agreement with the subtenant (which agreement shall be in the form attached hereto as Exhibit “K”, as modified by the provisions of clause (ii) below) (such agreement, a “Subtenant SNDA”) if: (a) the proposed sublease shall be for at least one (1) full floor of the 7-21 Condominium until the end of the Lease Term, but in no event for fewer than five (5) years (inclusive of any renewal options of such subtenant that are conditioned upon Tenant's exercise of Tenant's renewal rights under this Lease), with no right of cancellation (other than those customarily provided in the event of casualty or condemnation or any express right of a sublandlord to terminate the sublease due to a failure of a subtenant to have performed specific obligations under the applicable sublease) prior to the expiration of such minimum term (but in no event extending beyond the Expiration Date of this Lease, as that date may have been theretofore, or may thereafter be, extended in accordance with the terms of this Lease), (b) the subtenant shall agree (in such subordination, recognition and attornment) that the rental to be paid by the subtenant to Landlord (if, as and when such subordination, recognition and attornment agreement shall become operative between Landlord and the subtenant following a termination of this Lease) shall be equal to the greater of (I) the Fixed Rent and Recurring Additional Rent payable under this Lease, and (II) the total rentals payable under the sublease; (c) the proposed sublease does not give the subtenant any right to extend the sublease term beyond the Expiration Date of this Lease, as that date may have been theretofore, or may thereafter be, extended in accordance with the terms of this Lease, (d) the proposed sublease imposes no obligations on Landlord to do any work (other than is otherwise required to be done by Landlord pursuant to the express terms of this Lease) or provide any work allowance to the subtenant (which would be binding on the Landlord), and (e) the proposed sublease gives no greater rights to the subtenant than Tenant has under this Lease, nor imposes any greater obligations on the sublandlord that would be binding on Landlord than Landlord has under this Lease. (ii) Landlord shall make such modifications to Exhibit "H-1" as a prospective subtenant may reasonably request, provided that such modifications do not decrease any rights or benefits, or increase any obligations, of Landlord, other than to a de minimis extent. (iii) Notwithstanding the provisions of Subsection 10.06B(i) above, Landlord shall not be required to deliver a recognition agreement with respect to any other sub-subtenants or any other remote or immediate undertenants. C. If Landlord shall consent to a proposed subletting or sub-subletting of all or any portion of the Demised Premises, then either the sublease agreement or the written instrument of consent, which shall also be executed and acknowledged by Tenant and the subtenant, shall contain a provision substantially similar to the following (with the terms “Sub-Sublandlord” and “Sub-Subtenant” inserted mutatis mutandis): “The sublandlord [i.e., Tenant under this Lease] and the subtenant hereby agree that, if the subtenant shall be in default of any obligation of the subtenant under the sublease, which default also constitutes a default by the sublandlord under the overlease [i.e., this Lease] (after notice shall have been delivered to sublandlord and the expiration of any applicable cure period), then the overlandlord [i.e., Landlord under this Lease] shall be permitted to avail itself of all of the rights and remedies available to the sublandlord in connection therewith. Without limiting the generality of the foregoing, if a default by subtenant under the sublease, which default also constitutes a default by sublandlord under the overlease, shall continue (after notice shall have been delivered to sublandlord and the -52- NY 78267766v2 expiration of any applicable cure period), the overlandlord shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against the subtenant in order to enforce the sublandlord’s rights under the sublease, and shall also be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of the sublandlord as the overlandlord shall reasonably determine to be reasonably necessary. The sublandlord agrees to cooperate with the overlandlord, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of the overlandlord. The sublandlord and the subtenant expressly acknowledge and agree that the exercise by the overlandlord of any of the foregoing rights and remedies: (i) shall not constitute an election of remedies, (ii) shall not in any way impair the overlandlord’s entitlement to pursue other rights and remedies directly against the sublandlord, and (iii) shall not establish any privity of relationship between the overlandlord and the subtenant, or in any way create a landlord/tenant relationship between the overlandlord and the subtenant. In addition, the sublandlord and the subtenant hereby agree that, if the actions of the subtenant shall be in breach of the condominium declaration, by-laws and rules and regulations then in effect with respect to the premises demised under the sublease, then the board of managers of the condominium shall have the power to enforce against the subtenant the terms of such documents to the extent the board of managers of the condominium would be entitled to enforce the terms of such documents against the overlandlord pursuant to the terms of the overlease and subject to the terms of the Board SNDA and the Board Consent.” Section 10.07 A. If Landlord’s consent is required hereunder and Landlord shall consent to any assignment of this Lease or to any sublease of all or any part of the Demised Premises, Tenant shall, in consideration therefor, pay to Landlord, as additional rent hereunder, the following amounts (hereinafter being referred to as “Profit”): (i) in the case of an assignment, fifty (50%) percent of the amount received by Tenant and by which (x) all amounts and other consideration due or payable to Tenant and/or Tenant’s designee for or by reason of such assignment (including all amounts due or payable for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale, the unamortized or undepreciated cost of such items, as reported on Tenant’s federal income tax returns), exceed (y) the amount of the following: (a) any reasonable and customary out-of-pocket closing expenses, but only if and to the extent actually incurred and paid by Tenant to unrelated third parties in connection with such assignment; (b) brokerage commissions and marketing costs, (c) the cost of Alterations made by Tenant to prepare the Demised Premises for occupancy by the assignee (but not including any portion of the cost of Tenant’s Initial Improvements), (d) allowances that Tenant makes available to the assignee to fund the cost of alterations that the assignee makes to the Demised Premises, and (e) without duplication, the then Unamortized Alterations Costs; (ii) in the case of a sublease, fifty (50%) percent of the amount received by Tenant and by which (x) the sum of (1) all rents, additional rents and other consideration payable under the sublease to Tenant by the subtenant, and (2) all other amounts and consideration payable to Tenant or Tenant’s designee for or by reason of such subletting (including all amounts due or payable for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property (less, in the case of a sale, the unamortized or undepreciated cost of such items, as reported on Tenant’s federal income tax returns), exceed (y) the sum of (1) that part of the Fixed Rent and additional rent hereunder allocable to the subleased space and accruing for the corresponding period during the term of the sublease, and (2) the amount of the following reasonable and customary out-of-pocket expenses, but only if and to the extent actually incurred and paid by Tenant to unrelated third parties in connection with such sublease: (a) brokerage commissions and marketing costs, (b) the cost of Alterations made by Tenant to prepare the subleased premises for occupancy by the subtenant (but not including any portion of the cost of Tenant’s Initial Improvements), (c) allowances that Tenant makes available to subtenant to fund the cost of alterations that subtenant makes to the Demised Premises (or the applicable portion thereof), and (d) without duplication, the then Unamortized Alterations Costs. B. Any amount(s) payable by Tenant pursuant to the provisions of this Section 10.07 shall be paid by Tenant to Landlord as and when amounts on account thereof are paid by or on behalf of any assignee(s) and/or any sublessee(s) to Tenant or Tenant’s designee and Tenant agrees to promptly advise Landlord thereof and furnish such information with regard thereto as Landlord may reasonably request from time to time. -53- NY 78267766v2

C. Tenant shall furnish to Landlord, in the January calendar month immediately following each calendar year during any part of which any such sublease shall be in effect, a reasonably detailed financial statement certified as being correct by an executive financial officer (or, if Tenant is not a corporation, a principal) of Tenant, setting forth all sums accruing during the prior calendar year and/or realized by Tenant from such sublease, and a computation of the Profit accruing and/or realized by Tenant during such prior calendar year. Tenant shall remit to Landlord together with such statement any Profit or portion thereof on account of such calendar year not previously remitted to Landlord. Section 10.08 A. No assignment, sublease or transfer shall be effective or binding on Landlord unless and until such assignee, subtenant or transferee of Tenant shall deliver to Landlord and (if required by the Condominium Documents, but subject to the Board SNDA and Board Consent) the Board a fully executed and acknowledged duplicate original of the instrument of assignment, sublease or transfer which contains a covenant of assumption (if not a sublease) by an assignee or transferee of all of the obligations aforesaid, and a confirmation (including a sublease) of the covenant under Section 10.01 against future assignments and sublets. In the event of any purported assignment, sublease or transfer in contravention of the provisions of this Lease, Landlord may elect to treat such purported assignee, subtenant or transferee as having assumed this Lease jointly and severally with Tenant, without in any way or to any extent binding Landlord to consent to such purported assignment, sublease or transfer. B. In no event shall any assignee, subtenant or other occupant of the Demised Premises use the Demised Premises for any purpose other than the Authorized Use, unless otherwise expressly consented to by Landlord (at Landlord’s sole and absolute discretion) as part of Landlord’s consent to such assignment, sublease or transfer. Section 10.09 The consent by Landlord to an assignment or subletting shall not relieve Tenant, the assignee or any subtenant from obtaining the express consent of Landlord (which consent, unless expressly provided to the contrary in this Article 10, may be granted, withheld or conditioned in Landlord’s and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s absolute discretion) to any other or further assignment or subletting (excluding any assignment or subletting made pursuant to Section 10.02 above). Section 10.10 A. If this Lease shall be assigned (whether or not in violation of the provisions of this Article 10), Landlord may collect from the assignee, and Tenant hereby authorizes and directs the assignee to pay to Landlord, all rent (whether denominated as Fixed Rent or otherwise), additional rent and other charges payable pursuant to the instrument of assignment, with the net amount so collected by Landlord to be applied to the Fixed Rent, additional rent and other charges herein provided, but no such assignment or collection shall be deemed a waiver of the covenant by Tenant under Section 10.01 above, nor shall the same be deemed the acceptance by Landlord of the assignee as a tenant, or a release of Tenant from the further performance of the covenants and agreements on the part of Tenant to be performed as herein contained, except as otherwise expressly provided herein. Each and every instrument of assignment shall contain the substance of the foregoing provision. B. Subject to the terms of any applicable Subtenant SNDA, if all or any portion of the Demised Premises shall be sublet or occupied by anyone other than Tenant (whether or not in violation of the provisions of this Article 10), then, upon demand made by Landlord at any time following the occurrence of an Event of Default, Landlord may collect from the subtenant or occupant, and Tenant hereby authorizes and directs such party to pay to Landlord, all rent (whether denominated as Fixed Rent or otherwise), additional rent and other charges payable pursuant to such instrument, with the net amount so collected by Landlord to be applied to the Fixed Rent, additional rent and other charges herein provided, but no such subletting, occupancy or collection shall be deemed a waiver of the covenant by Tenant under Section 10.01 above, nor shall the same be deemed the acceptance by Landlord of the subtenant or occupant as a tenant, or a release of Tenant from the further performance of the covenants and agreements on the part of Tenant to be performed as herein contained. -54- NY 78267766v2

C. Subject to the terms of any applicable Subtenant SNDA, in the event of a termination re- entry or dispossess by Landlord under this Lease, then Landlord shall have the right (but not the obligation) to take over any and all subleases or sublettings of the Demised Premises or any part or parts thereof made or granted by Tenant and to succeed to all of the rights and privileges of said subleases and sublettings or such of them as Landlord may elect to take over and assume, and Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to take over and assume at the time of such termination, re-entry or dispossession, and Tenant shall upon request of Landlord execute, acknowledge and deliver to Landlord such further assignments and transfers as may be reasonably necessary to vest in Landlord the right, title and interest of Tenant, as sublandlord, in and to the then existing subleases and sublettings. By its entry into a sublease, each and every subtenant shall be deemed to have thereby agreed that, upon said termination, re-entry or dispossession, and if Landlord shall so elect, Landlord may, in Landlord’s sole and absolute discretion, take over the right, title and interest of Tenant, as sublandlord, under such sublease, in which case such subtenant shall: (i) be deemed to have waived any right to surrender possession of the subleased space or to terminate the sublease except in accordance with any termination rights expressly set forth in the sublease, (ii) be bound to Landlord for the balance of the term of such sublease, and (iii) attorn to Landlord, as its landlord, under all of the then executory terms, covenants and conditions of the sublease, except that (x) rent and additional rent shall be at the rates provided in the sublease, and (y) such subtenant shall be deemed to have expressly agreed that Landlord shall not (1) have any obligation to perform any obligations of Tenant, as sublandlord under such sublease, that exceed the obligations of Landlord expressly set forth in this Lease, (2) be liable for any previous act or omission of Tenant, as sublandlord under such sublease (except for obligations of a continuing nature as of the date of attornment relating to maintenance, repair or restoration required to be performed by Landlord pursuant to the provisions of this Lease as well as by the sublandlord under the sublease), (3) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (4) be bound by any previous modification of such sublease not approved by Landlord, or by any previous prepayment of more than one (1) monthly installment of rent. The provisions of this Subsection 10.10C shall be self-operative, and no further instrument shall be required to give effect thereto. However, within ten (10) days after Landlord shall have notified any subtenant of said election, such subtenant shall execute, acknowledge and deliver to Landlord such instruments as Landlord may reasonably request to evidence and confirm such attornment and the terms thereof. Each and every sublease shall contain the substance of this Subsection 10.10C. Section 10.11 Without limiting the generality of the covenant set forth in Section 10.01 above, Tenant covenants and agrees that, if Landlord shall be able to offer comparably sized space for at least a comparable term: (i) Tenant shall not assign Tenant’s interest under this Lease or sublet the Demised Premises (or any portion thereof) to any tenant or occupant in the Landlord Owned Space, and (ii) Tenant shall not accept any assignment of any lease or sublease from, or become a subtenant of, any tenant or occupant in the Landlord Owned Space. Section 10.12 Except with respect to assignments or sublettings that are expressly permitted “as of right” (i.e., without the need for any consent by Landlord) under the provisions of this Article 10, Tenant shall reimburse Landlord, as additional rent, for all reasonable out-of-pocket costs (including all reasonable out-of-pocket legal fees and disbursements, as well as the costs of making investigations as to the acceptability of a proposed assignee or subtenant) that may be incurred by Landlord and/or the Board in connection with a request by Tenant that Landlord consent to any proposed assignment or sublease, within thirty (30) days following Landlord’s rendition of a statement therefor to Tenant, which statement shall be accompanied by reasonable evidence documenting such amount due. Section 10.13 If Landlord shall validly decline to consent to any proposed assignment or sublease, or if Landlord shall validly exercise the Recapture Option under Section 10.03 above in connection therewith, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss, liability, damages, cost and expense (including reasonable attorneys’ fees disbursements), resulting from any claims that may be made against Landlord by any brokers or other persons engaged by Tenant or any prospective assignee or subtenant (and excluding any brokers or other persons claiming through Landlord) claiming a commission or similar compensation in connection with the proposed assignment or sublease. Section 10.14 If Tenant shall assign or attempt to assign Tenant’s interest in, to or under this Lease, or if Tenant shall sublet or attempt to sublet the Demised Premises or any portion thereof in violation of any of the provisions contained in this Article 10 or elsewhere in this Lease, the same shall constitute a default by Tenant under -55- NY 78267766v2 this Lease. If such default shall continue, for any reason whatsoever, for ten (10) Business Days after notice of such default shall have been given to Tenant by Landlord, the same shall constitute an Event of Default, and Landlord shall have the right to terminate this Lease at any time thereafter in accordance with the provisions of Article 15 below. The acceptance by Landlord of any Fixed Rent or additional rent paid, or of the performance of any obligation to be performed by Tenant, by a purported assignee or subtenant shall not be deemed (i) a consent by Landlord to the assignment or sublet to such purported assignee or subtenant, (ii) a release by Landlord of Tenant’s performance of, or compliance with, any of the obligations to be performed, or covenants or terms to be complied with, by Tenant pursuant to this Lease, or (iii) a waiver of Landlord’s right of termination as set forth in the immediately preceding sentence. Section 10.15 The listing of any name other than that of Tenant, whether on the doors of the Demised Premises, on any Building directory, elevators or otherwise, shall not operate to vest any right or interest in this Lease or the Demised Premises, nor shall it be deemed to be the consent of Landlord or (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by third parties. Tenant shall have the right, subject to first obtaining Landlord’s prior approval thereto (which approval shall not be unreasonably withheld, conditioned or delayed), to install an identification sign (that merely contains the permitted occupant’s name and/or logo) on the entrance of the Demised Premises. Section 10.16 Landlord and Tenant agree that, in the event of a dispute as to the timeliness or reasonableness of the grant or denial of a consent under this Article 10, the provisions of Subsection 11.05B below shall apply. Section 10.17 Notwithstanding anything in this Article 10 to the contrary, Tenant may assign, hypothecate, encumber, mortgage or create a security interest in or upon Tenant’s Movable Property in the Demised Premises without the consent of Landlord, and may remove Tenant’s Movable Property at any time during the term of the Lease (subject to the applicable provisions of this Lease, and without granting any access rights to third parties), without the same being deemed an “assignment” or other transfer for purposes of this Lease. ARTICLE 11. NON-LIABILITY; INDEMNIFICATION; ARBITRATION Section 11.01 Except as otherwise expressly provided to the contrary elsewhere in this Lease, neither Landlord nor Landlord’s agents shall be liable for: (i) any damage to property of Tenant or of others entrusted to employees of Landlord or to Landlord’s agents, nor for the loss of or damage to any property of Tenant or of Persons Within Tenant’s Control by theft or otherwise; (ii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, unless such injury or damage is caused by the negligent act or willful misconduct of Landlord, and is not otherwise subject to the provisions of Section 8.04 above; (iii) any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; or (iv) any latent defect in the Demised Premises or in the Building, subject to Landlord’s obligations with respect to Latent Defects as expressly set forth in Subsection 2.02A hereof. Nothing contained in this Section 11.01 shall be construed to relieve Landlord from performing those Repairs which are expressly made the obligation of Landlord elsewhere in this Lease. Moreover, but subject to the provisions of Section 8.04 above, nothing contained in this Section 11.01 shall be construed to relieve Landlord of any liability that Landlord may have to Tenant under law for any loss or damage suffered by Tenant if and to the extent caused by a breach by Landlord of Landlord’s obligations under this Lease or any willful misconduct or negligence of Landlord or by Landlord’s agents or employees (it being agreed, however, that in no event shall Landlord or its agents or employees have any liability to Tenant, or to any person claiming by, through or under Tenant, for consequential, punitive or special damages). Section 11.02 If at any time any windows of the Demised Premises shall be temporarily or permanently closed, darkened or covered for any reason if mandated by any Legal Requirements, or resulting from such window being a lot-line window and not resulting from any acts of Landlord or Landlord’s agents, Landlord shall not be -56- NY 78267766v2 liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor nor abatement of rent, nor shall the same release Tenant from Tenant’s obligations hereunder or constitute an eviction. Landlord shall not temporarily or permanently close or darken or cover any windows of the Demised Premises, except if and to the extent that the same shall be necessary in order to comply with a Legal Requirement. This Section 11.02 does not prohibit the Board or Unit owners so authorized by the Board from erecting construction hoists from time to time and connecting guy wires or braces to the Common Elements at the perimeter of the Demised Premises, and Tenant shall have no claim for compensation or abatement of rent on account of the presence of such a hoist or connection. Landlord agrees to use commercially reasonable efforts (but shall not be obligated to use overtime or premium pay labor) to minimize interference with Tenant’s use and occupancy of the Demised Premises in connection with any of the activities described in this section. Section 11.03 A. Subject to the provisions of Section 8.04 above and Section 11.06 below, Tenant agrees (except if and to the extent that the same shall be caused by the negligence or willful misconduct of any Indemnified Party, but irrespective of whether Tenant shall have been negligent in connection therewith), to indemnify, protect, defend and save harmless, Landlord and Landlord’s partners, members, officers, directors, shareholders, contractors, principals, agents and employees (individually and collectively, the “Indemnified Party”) from and against any and all liability (statutory or otherwise), claims, suits, demands, damages (but subject to the exclusions set forth in Section 11.06 below), judgments, costs, fines, penalties, interest and expenses (including reasonable counsel and other professional fees and disbursements incurred in any action or proceeding, whether between Tenant and the Indemnified Party, or between the Indemnified Party and any third party or otherwise), to which any such Indemnified Party may be subject or suffer arising from, or in connection with: (i) any injury to, or death of, any person or persons, or damage to property (including any loss of use thereof), occurring in or about the Demised Premises, or (ii) the use and occupancy of the Demised Premises, or from any work, installation, act or omission (where there is a duty under this Lease or under applicable Legal Requirements to act) (other than by Landlord or by Landlord’s agents or employees) in or about the Demised Premises during the Lease Term, or (iii) any negligence or willful misconduct of Tenant or of any Persons Within Tenant’s Control. If any action or proceeding is brought against any Indemnified Party by reason of any such claim, Tenant, upon notice from such Indemnified Party shall, at Tenant’s sole cost and expense, resist and defend such action or proceeding by counsel reasonably satisfactory to such Indemnified Party, and counsel selected by Tenant’s insurance company to resist and defend such action or proceeding is, absent a conflict, hereby deemed to be satisfactory to such Indemnified Party. B. (i) Subject to the provisions of Section 8.04 above and Section 11.06 below, Landlord agrees to indemnify and hold Tenant and Tenant’s partners, members, directors, officers, shareholders, principals, agents and employees (each, a “Tenant Indemnified Party” harmless from and against all liability (statutory or otherwise), claims, suits, demands, damages (but subject to the exclusions set forth in Section 11.06 below), judgments, costs, interest and expenses (including reasonable counsel and other professional fees and disbursements incurred in any action or proceeding, whether between Landlord and the Tenant Indemnified Party, or between the Tenant Indemnified Party and any third party or otherwise), in connection with (a) any injury to, or death of, any person or persons, or damage to property occurring in or about areas of the Building outside of the Demised Premises (other than those areas within the exclusive control of Tenant or of Persons Within Tenant's Control), or (b) the negligence or willful misconduct of Landlord or any Persons Within Landlord’s Control. If any action or proceeding is brought against any Tenant Indemnified Party by reason of any such claim, Landlord, upon notice from such Tenant Indemnified Party shall, at Landlord’s sole cost and expense, resist and defend such action or proceeding by counsel reasonably satisfactory to such Tenant Indemnified Party, and counsel selected by Landlord’s insurance company to resist and defend such action or proceeding is, absent a conflict, hereby deemed to be satisfactory to such Tenant Indemnified Party. (ii) Notwithstanding anything to the contrary contained in Subdivision 11.03B(i) above, Landlord's liability pursuant to the provisions of clause (a) of said Subdivision 11.03B(i), and which arise from the action or inaction of the Board, shall be limited to such amounts as Landlord shall, using diligent good faith efforts, actually recover from the Board in connection therewith. -57- NY 78267766v2

Section 11.04 A. Tenant shall reimburse and compensate Landlord, subject to the terms of Section 31.19, as additional rent within thirty (30) days after rendition of a statement, for all expenditures, costs, fees, expenses, judgments, penalties, damages and fines actually sustained or incurred by Landlord (including reasonable counsel and other professional fees and disbursements incurred in connection with any action or proceeding) in connection with any matter set forth in this Article 11, or non-performance or non-compliance with or breach or failure by Tenant to observe any term, covenant, agreement, provision or condition of this Lease, or breach of any warranty or representation by Tenant made in this Lease in which Landlord shall be the prevailing party. References in this Article 11 to Landlord shall for all purposes be deemed to include the Board and (if applicable) any Overlandlord and each Mortgagee. B. Landlord shall reimburse and compensate Tenant, subject to the terms of Section 31.19, within thirty (30) days after rendition of a statement, for all expenditures, costs, fees, expenses, judgments, penalties, damages and fines actually sustained or incurred by Tenant (including reasonable counsel and other professional fees and disbursements incurred in connection with any action or proceeding) in connection with any matter set forth in this Article 11, or non-performance or non-compliance with or breach or failure by Landlord to observe any term, covenant, agreement, provision or condition of this Lease, or breach of any warranty or representation by Landlord made in this Lease in which Tenant shall be the prevailing party. Section 11.05 A. Except as otherwise provided in Subsection 11.05B below, Tenant agrees that Tenant’s sole and exclusive remedy in any instances where Tenant disputes Landlord’s reasonableness in exercising judgment or withholding, conditioning or delaying consent or approval pursuant to a specific provision of this Lease shall be those remedies in the nature of an injunction, declaratory judgment or specific performance, the rights to monetary damages or other remedies being hereby specifically and irrevocably waived by Tenant. Without limiting the generality of the foregoing, and unless expressly provided to the contrary in this Lease, Tenant agrees that, in any situation in which Landlord’s consent or approval is required pursuant to this Lease, the same may be granted or withheld in Landlord’s absolute discretion, and/or be made subject to such conditions as Landlord, in Landlord’s absolute discretion, may deem appropriate. B. Tenant and Landlord shall each have the right to submit (x) a dispute relating to the reasonableness of (1) the denial of a consent required under Articles 5 and 10 above, (2) Landlord’s determination of whether additional or a different type of insurance is required pursuant to Subsection 8.03A above, and (3) Landlord’s consent to Tenant’s signage expressly permitted under Section 31.04, but solely with respect to Signs within the interior of the 7-21 Condominium (it being agreed that this Subsection 11.05B shall not apply to any other permitted signs), and (y) any other dispute for which arbitration in accordance with this Subsection 11.05B is expressly provided in this Lease, to binding arbitration (“Expedited Arbitration”) under the Expedited Procedures provisions (Rules E-1 through E-10 in the current edition) of the Commercial Arbitration Rules of the American Arbitration Association, or its successor (“AAA”) (provided, however, that in the absence, failure, refusal or inability of the AAA to act in accordance with the Expedited Arbitration procedures set forth above, either party shall have the right to submit said dispute to binding arbitration conducted on the basis of expedited proceedings, administered by JAMS in accordance with the JAMS Optional Expedited Arbitration Procedures (pursuant to Rules 16.1(a) and 16.2 of the JAMS Comprehensive Arbitration Rules & Procedures)). Any dispute permitted to be arbitrated pursuant to this Subsection 11.05B shall be submitted to arbitration no later than forty-five (45) days after the parties have been unable to resolve such dispute. The party desiring such arbitration (the “Delivering Party”) shall deliver notice (an “Arbitration Notice”) to the other party, which Arbitration Notice shall identify the provision of this Lease at issue and shall set forth, in reasonable detail to the extent practicable, (i) the nature of the dispute, (ii) the Delivering Party’s good faith determination of each disputed item(s) (which may differ from any prior determination thereby), and (iii) an explanation of its position with respect to each disputed item(s), together with any materials that it deems relevant for such purposes. In cases where the parties utilize such arbitration: (i) the parties will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule E-5, or a comparable rule with respect to JAMS, if applicable, (ii) the first hearing shall be held within seven (7) Business Days after the appointment of the arbitrator, (iii) if the arbitrator shall find that Landlord or Tenant (as the case may be) had acted unreasonably in withholding a consent or approval, -58- NY 78267766v2 such consent or approval shall be deemed granted, and any other finding or determination of the arbitrator shall be deemed final and binding (except that the arbitrator shall not have the power to add to, modify or change any of the provisions of this Lease), and (iv) the losing party in such arbitration shall pay the arbitration costs charged by AAA or JAMS, as applicable, and/or the arbitrator. The arbitrator shall determine the extent to which each party is successful in such Expedited Arbitration proceeding in addition to rendering a decision on the dispute submitted. If the arbitrator shall determine that one (1) party is entirely unsuccessful, then such party shall pay all of the fees of such arbitrator. If the arbitrator determines that both parties are partially successful, then each party shall be responsible for such arbitrator's fees only to the extent such party is unsuccessful (e.g., if Landlord is eighty percent (80%) successful and Tenant is twenty percent (20%) successful, then Landlord shall be responsible for twenty percent (20%) of such arbitrator's fees and Tenant shall be responsible for eighty percent (80%) of such arbitrator's fees). Notwithstanding anything herein to the contrary, all arbitrators appointed pursuant to this Subsection 11.05B shall have at least fifteen (15) years of continuous experience in the field to which the dispute relates, and (x) shall have been actively engaged in such field in Manhattan for a period of at least fifteen (15) years before the date of his/her appointment hereunder, (y) be sworn to fairly and impartially perform their duties as arbitrator, (z) not be a current employee, or have been in the past three (3) years, an employee of Landlord or Tenant or of any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant, and (aa) shall be a person who neither Landlord nor Tenant, nor any of their respective affiliates, has engaged either individually or as part of a brokerage team (in contradistinction to the brokerage organization as a whole), during the immediately preceding period of three (3) years. Section 11.06 In no event shall either Landlord or Tenant be liable under this Lease for any consequential, punitive or special damages, including loss of profits or business opportunity, arising under or in connection with this Lease, except for any such damages for which Tenant may be liable pursuant to Subsection 25.02B below. ARTICLE 12. CONDEMNATION Section 12.01 If the whole or substantially all of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. If only a part of the Demised Premises shall be so condemned or taken, then this Lease shall remain in full force and effect as to such part of the Demised Premises not so taken, but, effective as of the date of vesting of title, the Fixed Rent and Recurring Additional Rent hereunder shall be abated in an amount apportioned according to the area of the Demised Premises so condemned or taken; provided, however, that if (x) thirty-five percent (35%) or more of any of the 14th Floor Unit, the 15th Floor Unit, or the 16th Floor Unit (or any other full floor that then constitutes the Demised Premises), or (y) thirty-five percent (35%) or more of the Demised Premises shall be so condemned or taken, and Tenant, in Tenant’s reasonable judgment, shall determine that, by reason thereof, Tenant’s regular business can no longer be conducted at the remaining portion of the 14th Floor Unit, 15th Floor Unit or 16th Floor Unit (or any other full floor that then constitutes the Demised Premises) or the Demised Premises, then Tenant may, at its option, terminate this Lease and the term and estate hereby granted, but only by notifying Landlord of such termination within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, and this Lease and the term and estate hereby granted with shall expire as of the earlier of: (i) the date of vesting of title, and (ii) the date on which Tenant shall vacate and surrender the Demised Premises, with the same effect as if that were the Expiration Date, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. If only a part of the 7-21 Condominium shall be so condemned or taken such that substantial alteration or reconstruction of the 7-21 Condominium shall, in Landlord’s reasonable opinion, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises shall be affected), then (i) Landlord may, at Landlord’s option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, provided that, if no portion of the Demised Premises shall have been condemned or taken, Landlord shall terminate this Lease only if Landlord shall terminate all other leases for office space in the 7-21 Condominium that is owned by Landlord (excluding space, if any, occupied by Landlord or any affiliate of Landlord), and (ii) if such condemnation or taking shall (x) deprive Tenant of access to the Demised Premises and Landlord shall not -59- NY 78267766v2 have provided or undertaken steps to provide other means of access thereto or (y) occur during the last year of the Lease Term (unless theretofore renewed by Tenant pursuant to the terms of this Lease) and more than fifteen percent (15%) of the Demised Premises shall be so taken, Tenant may, at Tenant’s option, but only by delivery of notice to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title. If neither Landlord nor Tenant elects to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the Fixed Rent and Recurring Additional Rent shall be abated to the extent, if any, hereinbefore provided in this Article 12. If only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord shall, with reasonable diligence and at Landlord’s expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as existed prior to such condemnation or taking, provided that such restoration shall not exceed the scope of the work done in originally constructing the Building (but including Landlord’s Restoration Work) and that the cost thereof shall not exceed the net proceeds of the award received by Landlord for the value of the portion of the Demised Premises so taken, and Tenant shall be entitled to receive no part of such award, except as set forth in Section 12.03 below. Section 12.02 In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Building or the Demised Premises, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. In any condemnation proceeding, Tenant may submit a separate claim against the condemning authority for the value of Tenant’s trade fixtures, furniture, machinery and equipment contained in the Demised Premises, the value of all improvements, alterations and additions made to the Demised Premises by Tenant at Tenant’s expense, the cost of removal or relocation, and any expenses (including reasonable attorneys’ fees) incurred by Tenant as a result of any such proceeding, provided such separate claims do not reduce the award otherwise payable to Landlord. Section 12.03 If all or any portion of the Demised Premises shall be taken by the exercise of the right of eminent domain for occupancy for a limited period of time, this Lease shall continue in full force and effect and Tenant shall continue to pay in full the Fixed Rent and additional rent, without reduction or abatement, and Tenant shall be entitled to receive such portion of the award or payment made for such use and attributable to any period within the Lease Term and for Tenant's personal property. Landlord shall be entitled to receive that portion of the award that is made for any such temporary taking of the Demised Premises attributable to the period after the expiration of the Lease Term or that is allocable to the Building and the Demised Premises other than Tenant's personal property. If such taking results in changes or Alterations in the Demised Premises which would necessitate an expenditure to restore the Demised Premises to its former condition, then Tenant, at the termination of such taking shall, at Tenant’s expense, restore the Demised Premises to its former condition, and such portion of the award or payment, if any, as shall be necessary to cover the expenses of such restoration shall be applied to such restoration, and the balance necessary, if any, shall be paid by Tenant. ARTICLE 13. ACCESS; BUILDING NAME Section 13.01 A. Landlord reserves for itself or (to the extent permitted pursuant to the Condominium Documents, but subject to the Board SNDA and the Board Consent) for the Board, as the case may be, the right, at any time and from time to time (without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor but subject to Section 6.02) to (i) place such structures and to make such relocations, changes, Alterations, additions, improvements, Repairs and replacements on the Land and in or to the Building or the 7-21 Condominium (including the Demised Premises and the Amenity Space) and the Building Systems, and the operation of the Building Systems, as well as in or to the street entrances, subway entrances, lobbies, halls, plazas, washrooms, tunnels, elevators, stairways and other parts thereof, and (ii) erect, maintain and use pipes, ducts and conduits in and through the Demised Premises, all as Landlord may in Landlord’s reasonable discretion deem necessary or desirable (any of the foregoing, a “Landlord Change”). Landlord shall have the right, subject to and in -60- NY 78267766v2 accordance with the provisions of Subsection 13.01B below, to delegate such right to another tenant or occupant of the Building that reasonably requires access to the Demised Premises in order for such tenant or occupant to perform Concealed Work; provided that, with respect to any Landlord Change or Concealed Work: (a) Landlord shall (x) use (or, if Landlord delegates its right to another tenant or occupant of the Building as aforesaid, Landlord shall cause such tenant or occupant to use) commercially reasonable efforts (but shall not be obligated to use overtime or premium pay labor except as expressly set forth below) to minimize interference with Tenant’s use and occupancy of the Demised Premises arising from the making of such Landlord Change or performance of such Concealed Work, as applicable, and clean all work areas at the end of each work day, if necessary and only to the extent reasonably practicable, and block-off such work areas, if necessary, (y) not store (or if Landlord delegates its rights to another tenant or occupant of the Building as aforesaid, Landlord shall cause such tenant or occupant to not store) more than one (1) days’ worth of materials, tools and equipment in the Demised Premises, unless such materials, tools and/or equipment are intended to be used imminently in connection with the making of such Landlord Change or performance of such Concealed Work, as applicable, (b) any pipes, conduits or ducts installed in or through the Demised Premises shall be concealed behind interior walls, floors or ceilings, if feasible, or shall be enclosed and “boxed in” adjacent to such walls, floors or ceilings (and, if applicable, adequately furred), (c) when completed, the installation of such pipes, ducts or conduits shall not reduce the useable areas, or the ceiling height, of the Demised Premises more than a de minimis amount (it being understood that in no event shall Landlord construct any additional columns within the Demised Premises from and after the delivery date unless there are no other reasonably practical alternatives), (d) Landlord shall promptly repair (or, if such damage was caused by another tenant or occupant of the Building as delegated as aforesaid, Landlord shall cause such tenant or occupant to repair) all damage to the Demised Premises, the Building Systems serving the Demised Premises, and any Tenant’s Movable Property caused by such Landlord Change or such Concealed Work, and (e) all Landlord Changes and Concealed Work affecting the Demised Premises shall be subject to the notice requirements set forth in Section 13.03 below (collectively, the items set forth in clauses (a) through (e) above, the “Landlord Change Terms”). Subject to compliance with the foregoing requirements, Landlord shall also have the right to install solar control window film on, or otherwise alter for energy savings purpose, any windows of the Demised Premises. In addition, and not in limitation to the Landlord Change Terms, any such Landlord Change or Concealed Work shall not (to the extent reasonably practicable), when completed, adversely affect Tenant’s access to, or use of, the Demised Premises for the Authorized Use beyond a de minimis extent. Notwithstanding the foregoing, Landlord shall use overtime or premium pay labor in order to minimize interference with Tenant’s use and occupancy of and/or access to the Demised Premises whenever Landlord shall be performing (I) a “voluntary” Landlord Change or (II) any Landlord Change that would reasonably be anticipated to interfere with the conduct of Tenant’s business in, or access to, the Demised Premises to more than a de minimis extent for more than a de minimis time period during Business Hours. For the purposes hereof, the term “voluntary” Landlord Change shall mean a Landlord Change performed by Landlord that is not requested by Tenant, not necessitated by Legal Requirements or by a requirement of the Insurance Boards, not required pursuant to the obligations of Landlord under this Lease, and not necessitated by Tenant’s specific use or manner of use of the Demised Premises for other than customary office uses. Nothing contained in this Section 13.01 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement required pursuant to this Lease or complying with any Legal Requirements as elsewhere in this Lease provided. B. Landlord shall have the right to delegate to another tenant or occupant of the Building, provided that such tenant or occupant reasonably requires access to the Demised Premises in order for such tenant or occupant to perform work to such tenant’s or occupant’s premises, Landlord’s right pursuant to the provisions of Subsection 13.01A(ii) above to enter the Demised Premises to perform any permitted alterations, repairs, improvements, replacements or restorations that may run under, through or within any floor slabs, shafts, electric closets, columns, areas above suspended ceilings or other similar areas within the Demised Premises (any such work, the “Concealed Work”); provided, however, that Landlord shall cause such tenant or occupant (in addition to, and not in limitation of, the Landlord Change Terms) to (i) use commercially reasonable efforts to minimize interference with Tenant’s use and occupancy of the Demised Premises arising from the performance of any Concealed Work, (ii) use overtime or premium pay labor if such work is of a type that would interfere with Tenant’s use and occupancy of the Demised Premises to more than a de minimis extent, (iii) reimburse Tenant for Tenant’s actual and reasonable costs, if any, to (x) hire security personnel to be in the Demised Premises at the same time as such other tenant or occupant or their contractors or subcontractors, and (y) install any reasonable protective covering in the Demised Premises to protect the Demised Premises from such Concealed Work to be performed, and -61- NY 78267766v2

(iv) cause such tenant and such tenant’s contractors to add Tenant as an additional insured with respect to its insurance policies prior to the performance of any such Concealed Work. C. If Tenant shall require access to the premises of another tenant or occupant of the Building to perform any Concealed Work, Tenant shall have the right to such access, provided that (i) Tenant uses commercially reasonable efforts to minimize interference with any such other tenant’s or occupant’s business arising from the performance of any Concealed Work, (ii) Tenant uses overtime or premium pay labor if such work is of a type that would materially interfere with such tenant’s or occupant’s use and occupancy of the affected premises, (iii) Tenant reimburses such tenant or occupant for the actual and reasonable costs, if any, incurred to (x) hire security personnel to be in the affected premises at the same time as Tenant or Tenant’s Contractors or subcontractors, and (y) install any reasonable protective covering in such premises to protect the same from such work to be performed, and (iv) Tenant and Tenant’s Contractors shall add such affected tenant or occupant as an additional insured with respect to its insurance policies prior to the performance of any Concealed Work. Section 13.02 Subject to the provisions of Section 13.01 and except as otherwise expressly set forth in this Lease, neither this Lease nor any use by Tenant shall give Tenant any right or easement in or to the use of any door or hallways, or any passage or any tunnel or any concourse or arcade or plaza or to any connection of the Building with any subway, railroad or any other building or to any public conveniences, and the use of such doors, halls, passages, tunnels, concourses, arcades, plazas, connections and conveniences may without notice to Tenant be regulated or discontinued at any time and from time to time by Landlord or the Board without Landlord or the Board incurring any liability to Tenant therefor and without affecting the obligations of Tenant under this Lease; provided, however, that Landlord shall use commercially reasonable efforts to ensure that Tenant's use and occupancy of the Demised Premises shall not be materially adversely affected thereby. Section 13.03 Subject to the provisions of Section 13.01 above, Landlord, Overlandlord (if applicable), the Board and any Mortgagee, and their representatives, may enter the Demised Premises upon reasonable advance notice (except in an emergency, in which case entry may be made at any time) for the purpose of (a) inspection or of making Repairs, Alterations, additions, restorations, replacements or improvements (in accordance with this Lease) in or to the Demised Premises or the Building or Building Systems (including in connection with any Landlord Changes), or (b) complying with Legal Requirements or the requirements of any Insurance Board, or (c) performing any obligation imposed on Landlord by this Lease, or of exercising any right reserved to Landlord by this Lease, provided that (i) the foregoing shall not be deemed to impose any obligation on Landlord or Overlandlord or the Board or Mortgagee to make any Repairs or Alterations, (ii) Landlord shall give Tenant (x) one (1) Business Days’ prior notice with respect to any entry into the Demised Premises (except in the case of an emergency, in which case no prior notice shall be required, but Landlord shall notify Tenant of such access as soon as reasonably practicable) with respect to the performance of any unplanned work, and (y) three (3) Business Days’ prior notice with respect to the performance of any planned work, and (iii) other than in the case of an emergency, Landlord shall not enter the Demised Premises without having given Tenant a reasonable opportunity to be present and to accompany Landlord; provided, however, that if Landlord is performing scheduled maintenance work for multiple tenants and Tenant has been given notice thereof, Landlord may enter the Demised Premises without a Tenant representative present. Tenant shall have the right, upon reasonable advance notice to Landlord, from time to time, to designate certain areas not to exceed ten percent (10%) of the total Rentable Square Feet within the Demised Premises as “Secure Areas” that contain Secure Items, which notice shall (I) inform Landlord whether or not Landlord should provide the cleaning services set forth in this Lease to the Secure Areas, and (II) identify the categories of the items to be safeguarded therein (the “Secure Items”). Except in the case of an emergency or if Tenant’s failure to cooperate with Landlord in connection therewith shall interfere (other than to a de minimis extent) with Landlord’s ability to operate, maintain or repair the Building (or any portion thereof) in a first-class manner, Landlord shall not enter any Secure Area without being accompanied by a representative of Tenant, and Landlord agrees to use commercially reasonable efforts to safeguard the cash, confidential information or other valuables located in Secure Areas whenever Landlord does enter therein. Section 13.04 Landlord may, at reasonable times and upon reasonable notice to Tenant (which notice shall be at least one (1) Business Day in advance and shall state the approximate time of entry, which shall be on a Business Day), show the Demised Premises to any prospective purchaser, ground lessee, mortgagee, or assignee of the Building and/or the Land, or of Landlord’s interest therein, and their representatives. During the eighteen (18) month period preceding the Expiration Date, Landlord may similarly show the Demised Premises or any part thereof -62- NY 78267766v2 to any person contemplating the leasing of all or a portion of the same (provided that Tenant shall have the right to designate certain reasonably limited areas within the Demised Premises that Landlord may not show. Notwithstanding the foregoing provisions of this Section 13.04, Landlord shall not enter the Demised Premises without having given Tenant a reasonable opportunity to be present and to accompany Landlord, provided that Tenant shall make such representative available at such requested times. Section 13.05 Without incurring any liability to Tenant, Landlord may permit access to the Demised Premises and open the same, whether or not Tenant shall be present, upon demand (and provided such party has a warrant or court order, it being agreed that Landlord shall not be required to verify or investigate the truth or accuracy of such warrant or court order) of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to such access for the purpose of taking possession of, or removing, Tenant’s property or for any other lawful purpose (but by this provision any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official permitted to such access has any right to such access or interest in or to this Lease, or in or to the Demised Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments. Section 13.06 Landlord reserves for the Board or the Board’s designee the absolute right at any time, and from time to time, to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, or otherwise, whether or not such name shall be, or shall resemble, the name of a tenant of space in the Building. Landlord agrees to comply with restrictions relating to exterior Building signage as set forth on Schedule 1-3 attached hereto. Section 13.07 Any reservation of a right by Landlord or the Board to enter upon the Demised Premises and to make or perform any Repairs, Alterations or other work in, to or about the Demised Premises which is the obligation of Tenant pursuant to this Lease and Tenant has failed to so make or perform, shall not be deemed to: (i) impose any obligation on Landlord or the Board to do so, (ii) render Landlord or the Board liable (to Tenant or any third party) for the failure to do so, or (iii) relieve Tenant from any obligation to indemnify Landlord or the Board as otherwise provided elsewhere in this Lease. Section 13.08 Subject to the provisions of this Lease and to Force Majeure, Tenant shall have access to the Demised Premises on a 24-hour per day, 365-day per year, basis. Section 13.09 Except as otherwise provided in this Lease, Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s use and occupancy of the Demised Premises for the conduct of Tenant’s business when exercising any of the rights reserved to Landlord under this Article 13 (but shall not be obligated to use overtime or premium pay labor other than as expressly provided herein). ARTICLE 14. BANKRUPTCY Section 14.01 This Lease and the term and estate hereby granted shall be subject to the conditional limitation that, if any one or more of the following events shall occur: (i) Tenant shall (a) have applied for or consented to the appointment of a receiver, trustee, liquidator, or other custodian of Tenant or any of its properties or assets, (b) have made a general assignment for the benefit of creditors, (c) have commenced a voluntary case for relief as a debtor under the United States Bankruptcy Code or filed a petition to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (d) be adjudicated a bankrupt or insolvent, or (ii) without the acquiescence or consent of Tenant, an order, judgment or decree shall have been entered by any court of competent jurisdiction (a) approving as properly filed a petition seeking relief under the United States Bankruptcy Code or any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute with respect to Tenant or with respect to all or a substantial part of Tenant’s properties or assets, or (b) appointing a receiver, trustee, liquidator or other custodian of Tenant or of all or a substantial part of Tenant’s properties or assets, and such order, judgment or decree shall have continued unstayed and in effect for any period of ninety (90) days or more, then this Lease may be cancelled and terminated by Landlord by the sending of a notice to Tenant within a reasonable time after Landlord shall be notified of the happening of any of the -63- NY 78267766v2 aforedescribed events. Neither Tenant, nor any person claiming through or under Tenant or by reason of any statute or order of court, shall thereafter be entitled to possession of the Demised Premises, but shall forthwith quit and surrender the Demised Premises. If this Lease shall have been theretofore assigned in accordance with the provisions of Article 10 above, then the provisions of this Article 14 shall be applicable only to the party then owning Tenant’s interest in this Lease. Section 14.02 Without limiting any of the foregoing provisions of this Article 14, if, pursuant to the United States Bankruptcy Code, Tenant shall be permitted to assign this Lease notwithstanding the restrictions contained in this Lease, Tenant agrees that adequate assurance of future performance by an assignee expressly permitted under such United Stated Bankruptcy Code shall be deemed to mean (a) the deposit of cash security in an amount equal to the sum of twelve (12) monthly installments of the Fixed Rent plus the Recurring Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Lease Term, without interest, as security for the full performance of all of the obligations under this Lease on the part of Tenant to be performed, and (b) evidence by financial statement prepared and certified by a certified public accountant that the assignee has a current net worth, after including the assignment and excluding the value of the leasehold, sufficient to meet all of the remaining rental obligations under this Lease. ARTICLE 15. DEFAULTS, REMEDIES, DAMAGES Section 15.01 A. This Lease and the term and estate hereby granted shall be subject to the conditional limitation that, if any one or more of the following events (each an “Event of Default, and collectively, “Events of Default”) shall occur: (i) Tenant shall fail to pay to Landlord (a) the full amount of any installment of Fixed Rent or Recurring Additional Rent when due and such failure continues for five (5) Business Days after the date that Landlord gives notice of such failure to Tenant or (b) any other installment of additional rent when due and such failure continues for fifteen (15) Business Days after the date that Landlord gives notice of such failure to Tenant; or (ii) Tenant defaults in the performance or observance of any covenant, agreement, term, provision or condition of this Lease on the part of Tenant to be kept, observed or performed (other than a breach of the character referred to in clause 15.01A(i) above or clauses 15.01(A)(iii) or (v) below), and such breach shall continue and shall not be fully remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same (except in connection with a breach which cannot be remedied or cured within said thirty (30) day period, in which event the time of Tenant within which to cure such breach shall be extended for such time as shall be necessary to cure the same, but only if Tenant, within such thirty (30) day period, shall promptly commence and thereafter proceed diligently and continuously to cure such breach) and provided further that such period of time shall not be so extended if it results in reasonably imminent jeopardy to the interest of Landlord in the Land and/or the Building or so as to subject Landlord to any liability, civil or criminal); (iii) Any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Lease Term would, by operation of law or otherwise, devolve upon or pass to any person, firm, association or corporation other than Tenant, except as may be expressly authorized herein and such default shall continue for ten (10) Business Days after notice thereof to Tenant; (iv) Intentionally Omitted; or (v) A breach shall occur under Article 4 hereof and such breach shall continue and shall not be fully remedied by Tenant within ten (10) Business Days after Landlord shall have given to Tenant a notice specifying the same. -64- NY 78267766v2 then, upon the occurrence of any of said Events of Default, Landlord may, at any time thereafter, give to Tenant a notice of termination of this Lease setting forth a termination date five (5) Business Days from the date of the giving of such notice, and, upon the giving of such notice, this Lease and the term and estate hereby granted (whether or not the Lease Term shall theretofore have commenced) shall expire and terminate upon the expiration of said five (5) Business Days with the same effect as if that day were the date hereinbefore set for the expiration of the Lease Term, but Tenant shall remain liable for damages as provided in Section 15.02 below. B. If Tenant shall default in the timely payment of Fixed Rent three (3) times within any period of twelve (12) months (and notice of default shall have been given to Tenant in accordance with this Lease with respect to each such prior default), then, notwithstanding that each such default shall have been cured, any further defaults in the timely payment of Fixed Rent occurring within said twelve (12) month period shall be deemed an automatic Event of Default. C. If an Event of Default shall have occurred, Landlord and/or Landlord’s agents and employees, whether or not this Lease shall have been terminated pursuant to Articles 14 or 15, may, without further notice to Tenant, immediately or at any time thereafter re-enter into or upon the Demised Premises or any part thereof, either by summary dispossess proceedings or by any other lawful process, and may repossess the same, and may remove any persons or property therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises again as and of its first estate and interest therein. The words “re-enter”, “re-entry” and “re-entered” as used in this Lease are not restricted to their technical legal meanings. In the event of any termination of this Lease under the provisions of Articles 14 or Article 15, or in the event that Landlord shall re-enter the Demised Premises under the provisions of this Article 15, or in the event of the termination of this Lease (or of re-entry) by or under any summary dispossess or other lawful process, Tenant shall thereupon pay to Landlord the Fixed Rent and additional rent payable hereunder by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, plus the expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Demised Premises and securing possession thereof, including reasonable attorneys’ fees and costs of removal and storage of Tenant’s property, and Tenant shall also pay to Landlord damages as provided in Section 15.02 below. D. In the event of the re-entry into the Demised Premises by Landlord under the provisions of this Section 15.01, and if this Lease shall not be terminated, Landlord may (but shall have absolutely no obligation to do so), not in Landlord’s own name, but as agent for Tenant, relet the whole or any part of the Demised Premises for any period equal to or greater or less than the remainder of the original term of this Lease, for any sum which Landlord may deem suitable, including rent concessions, and for any use and purpose which Landlord may deem appropriate. Such reletting may include any improvements, personalty and trade fixtures remaining in the Demised Premises. E. In the event of a breach or threatened breach on the part of Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of Tenant to be kept, observed or performed under this Lease, Landlord shall also have the right to obtain injunctive relief. F. In the event of (i) the termination of this Lease under the provisions of Articles 14 or this Article 15, or (ii) the re-entry of the Demised Premises by Landlord under the provisions of this Section 15.01, or (iii) the termination of this Lease (or re-entry) by or under any summary dispossess or other lawful process by reason of an Event of Default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security deposit or otherwise, but such monies shall be credited by Landlord against any Fixed Rent, additional rent or any other charge due from Tenant at the time of such termination and re-entry or, at Landlord’s option, against any damages payable by Tenant under Section 15.02 or Legal Requirements. G. The specified remedies to which Landlord may resort under this Lease are cumulative and concurrent, and are not intended to be exclusive of each other or of any other remedies or means of redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed under this Lease or at law or in equity as if specific remedies were not herein provided for, and the exercise by Landlord of any one or more of the remedies allowed under this Lease or in law or in equity shall not preclude the simultaneous or later exercise by the Landlord of any or all other remedies allowed under this Lease or in law or in equity. -65- NY 78267766v2

Section 15.02 A. In the event of any termination of this Lease under the provisions hereof or under any summary dispossess or other lawful process, or in the event that Landlord shall re-enter the Demised Premises under the provisions of this Lease, in each case by reason of the occurrence of an Event of Default, Tenant shall pay to Landlord as damages, at the election of Landlord, either: (i) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (a) the aggregate of the installments of Fixed Rent and the regularly recurring additional rent (if any) which would have been payable hereunder by Tenant, had this Lease not so terminated, for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date hereinbefore set for the expiration of the full term hereby granted pursuant to Articles 1 and 2, over (b) the aggregate rental value of the Demised Premises for the same period (the amounts of each of clauses (a) and (b) being first discounted to present value at an annual rate equal to the then prevailing discount rate announced by the Federal Reserve Bank); or (ii) sums equal to the aggregate of the installments of Fixed Rent and regularly recurring additional rent (if any) which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the date herein before set for the expiration of the full term hereby granted; provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease and of re-entering the Demised Premises and of securing possession thereof, including reasonable attorneys’ fees and costs of removal and storage of Tenant’s property, as well as the expenses of reletting, including repairing, restoring and improving the Demised Premises for new tenants, brokers’ commissions, advertising costs, reasonable attorneys’ fees and disbursements, and all other similar or dissimilar expenses chargeable against the Demised Premises and the rental therefrom in connection with such reletting, it being understood that such reletting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided further, that (a) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (b) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subdivision (ii) to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit, and (c) if the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and of the expenses of reletting, or if relet for a period longer than the remaining term of this lease, the expenses of reletting shall be apportioned based on the respective periods. B. For the purposes of Section 15.02(A)(i), the amount of regularly recurring additional rent which would have been payable by Tenant under Article 19 for each year, as therein provided, ending after such termination of this Lease or such re-entry, shall be deemed to be an amount equal to the amount of such regularly recurring additional rent payable by Tenant for the calendar year and Tax Year ending immediately preceding such termination of this Lease or such re-entry. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at Landlord’s election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Articles 14 or Article 15, or under any provision of law, or had Landlord not re-entered the Demised Premises. Section 15.03 Nothing contained in this Article 15 shall be construed as limiting or precluding the recovery by Landlord against Tenant of any payments or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. The failure or refusal of Landlord to relet the Demised Premises or any part or parts thereof, or the failure of Landlord to collect the rent thereof under such reletting, shall not release or affect Tenant’s liability for damages. Section 15.04 Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which it or any of -66- NY 78267766v2 them might have under or by reason of any present or future law to redeem the Demised Premises, or to have a continuance of this Lease for the term hereby demised, after Tenant shall be dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as herein provided or pursuant to law. Tenant also waives the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for non-payment of rent, and of any other law of like import now or hereafter in effect. In the event that Landlord shall commence any summary proceeding for non-payment of rent or for holding over after the expiration or sooner termination of this Lease, Tenant shall not, and hereby expressly waives any right to, interpose any counterclaim of whatever nature or description in any such proceeding (unless failure to interpose such counterclaim would operate as a waiver thereof). Section 15.05 The provisions of this Article 15 shall survive the expiration or sooner termination of this Lease. ARTICLE 16. CURING TENANT’S DEFAULTS; REIMBURSEMENT Section 16.01 If Tenant shall default (after notice and expiration of the applicable cure period) in the observance or performance of any term, covenant, provision or condition on Tenant’s part to be observed or performed under or by virtue of any of the terms or provisions in this Lease, then, unless otherwise provided elsewhere in this Lease, Landlord may perform the obligation of Tenant thereunder as provided in this Section 16.01. Prior to such performance, Landlord shall give Tenant a notice (the “Curing Notice”) identifying such failure in detail and notifying Tenant of Landlord’s intention to exercise its rights under this Section 16.01 with respect thereto (and including an estimate of the cost such Landlord will incur in performing such Tenant obligation if Landlord is reasonably able to ascertain such an estimate); provided, that the Curing Notice shall contain a legend in not less than 14 point font bold upper case letters as follows: “THIS IS A TIME SENSITIVE NOTICE AND IF TENANT SHALL FAIL TO CURE SUCH ITEM SPECIFIED IN THIS NOTICE WITHIN 10 BUSINESS DAYS FOLLOWING TENANT’S RECEIPT OF THIS NOTICE THEN LANDLORD SHALL HAVE THE RIGHT TO PERFORM SAME PURSUANT TO SECTION 16.01 OF THE LEASE.” If such failure by Tenant shall continue for 10 Business Days after Tenant’s receipt of the Curing Notice (or, if such failure is not reasonably susceptible of cure within such period, such longer period as may be reasonably necessary to complete the same; but only if Tenant, within such ten (10) Business Day period, shall promptly commence and thereafter proceed diligently and continuously to cure such breach; and provided further that such period of time shall not be so extended if it results in reasonably imminent jeopardy to the interest of Landlord in the Land and/or the Building or so as to subject Landlord to any liability, civil or criminal), then Landlord shall have the right (but shall not be obligated), for the account of Tenant, to perform the obligation which Tenant so failed to perform. If Landlord shall make any expenditures or incur any expenses, including court costs and reasonable attorneys’ fees and disbursements, in connection with the foregoing, then such fees, disbursements, costs and expenses so paid or obligations incurred shall be additional rent to be paid by Tenant to Landlord, upon demand, with interest thereon at an annual rate (the “Interest Rate”) equal to the lesser of: (a) the then prevailing prime rate (which, for the purposes hereof, includes any equivalent or successor interest rate, however denominated) announced by Citibank, N.A. (or JP Morgan Chase, if Citibank, N.A. shall not then have an established prime rate; or the prime rate of any major banking institution doing business in New York City, as selected by Landlord, if neither of the aforementioned banks shall be in existence or have an established prime rate) (the “Prime Rate”) to be in effect at its principal office in New York, New York plus four (4) percentage points, and (b) the maximum rate allowed by Legal Requirements. Any interest payable by either party pursuant to this Lease at the Interest Rate shall be calculated from the day the applicable expenditure is made or obligation is incurred until the date when such payment is finally and completely paid by the applicable party. Notwithstanding anything herein to the contrary, Landlord may exercise its cure right set forth in this Section 16.01 immediately in case of emergency that will result in imminent harm to persons or property and without prior notice to Tenant thereof (but Landlord shall provide notice thereof to Tenant promptly after having so cured). Section 16.02 Bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant, may be sent by Landlord to Tenant monthly (or immediately, at Landlord’s option), and shall be due and payable by Tenant as additional rent within thirty (30) days after the same shall be sent to Tenant by Landlord. If Landlord shall commence a summary proceeding against -67- NY 78267766v2

Tenant for non-payment of rent at any time following the expiration of such cure period as may be applicable under Subsection 15.01A above, Tenant shall reimburse Landlord as additional rent for Landlord’s reasonable attorneys’ fees and expenses, both if judgment is awarded for Landlord, or if Tenant makes the payment subsequent to service of process but prior to entry of judgment. If Tenant or any subtenant of Tenant shall request Landlord’s consent to any matter that requires Landlord’s consent under this Lease and if Landlord (in Landlord’s discretion) shall refer the matter to Landlord’s attorneys or other professionals or consultants, then, whether or not such consent shall be granted, Tenant shall reimburse Landlord for the reasonable fees and disbursements incurred by Landlord in connection therewith as additional rent within thirty (30) days after a bill therefor shall have been rendered. Section 16.03 If the Lease Term shall have expired or been terminated after or on the date that Landlord shall have made any of the expenditures, or incurred any of the obligations, set forth in this Article 16, then all such amounts and any interest thereon at the Interest Rate, as set forth in Section 16.01 above, shall be recoverable by Landlord as damages. The provisions of this Article 16 shall survive the expiration or sooner termination of this Lease. Section 16.04 Any dispute between Landlord and Tenant under this Article 16 shall be submitted to Expedited Arbitration in accordance with the provisions of Section 11.05B. ARTICLE 17. QUIET ENJOYMENT Section 17.01 Landlord covenants that for so long as this Lease is in full force and effect, Tenant may peaceably and quietly enjoy the Demised Premises, subject nevertheless to the terms and conditions of this Lease. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord’s interest in this Lease and only for so long as such interest shall continue. Accordingly, this covenant shall bind and be enforceable against Landlord or any successor to Landlord’s interest, subject to the terms hereof, only for so long as Landlord or any successor to Landlord’s interest, respectively, shall be in possession and shall be collecting rent from Tenant, but not thereafter. ARTICLE 18. BUILDING SERVICES Section 18.01 A. (i) From and after the Commencement Date, Landlord shall provide (or shall cause the Board to provide), at Landlord’s cost and expense, Building services (including, as set forth below in more detail, passenger and freight elevator service, HVAC and water for ordinary drinking, cleaning and lavatory purposes) as set forth herein. In addition, Landlord shall, at Landlord’s expense, provide cleaning services to the Demised Premises and public portions of the 7-21 Condominium (and also both sides of the exterior windows of the Building) on Business Days in accordance with the specifications set forth on Exhibit “E” annexed hereto. Landlord shall not be obligated to perform any cleaning with respect to any Dining Facility located in the Demised Premises (other than the dust mopping of all composition tile flooring in nightly on Business Days) but Landlord shall remove all wet garbage (i.e. all garbage other than paper products) generated in the Demised Premises at Tenant’s commercially reasonable expense pursuant to the terms of this Section 18.01A. Tenant, at its sole expense, may perform all other cleaning with respect to the Demised Premises not performed by Landlord (including with respect to any Dining Facility). Landlord and Landlord’s cleaning contractor and their employees shall have access to the Demised Premises and the free use of light, power and water facilities in the Demised Premises as shall be reasonably required for the purpose of cleaning the Demised Premises in accordance with Landlord’s obligations hereunder. Tenant shall reimburse Landlord for the reasonable out-of-pocket cost of removal from the Demised Premises of so much of Tenant’s refuse and rubbish (x) as shall exceed that ordinarily accumulated in premises used for uses similar to the Authorized Use in Comparable Buildings or (y) resulting from the misuse or neglect of the Demised Premises on the part of Tenant (collectively, “Extra Rubbish Removal”). The reimbursement for Extra Rubbish Removal shall be made by Tenant to Landlord, as additional rent, within thirty (30) days after bills therefor are rendered. -68- NY 78267766v2

(ii) Notwithstanding the provisions of subdivision 18.01A(i) above, Tenant may elect to require Landlord not to provide any cleaning services to the Demised Premises, and, instead, arrange to clean all (but not merely a portion) of the Demised Premises through an independent cleaning service contractor, at Tenant’s sole cost and expense (it being expressly agreed that neither Fixed Rent nor any additional rent on account of Operating Expenses shall be reduced as a result thereof) provided that, and subject to Section 5.04 hereof: (w) Tenant shall give to Landlord at least ninety (90) days prior notice thereof; (x) any reasonable out-of-pocket security expenses incurred from time to time by Landlord (which expenses would not have been incurred but for the presence of Tenant’s cleaning contractor in the 7-21 Condominium or the Building) shall be paid by Tenant within thirty (30) days after demand therefor; (y) Tenant's contractor shall store all of its equipment and supplies and material within the Demised Premises, and Landlord shall furnish no space therefor, except that Tenant shall have the right to use the janitor closets on the floors of the Demised Premises to store such equipment, supplies and materials; and (z) Tenant shall be responsible for placing all of Tenant's refuse and rubbish in the freight elevator lobby on each floor of the Demised Premises, and Building management shall be responsible for bringing such refuse and rubbish to the Building's compactor, it being agreed that neither Tenant nor Tenant's contractor shall be permitted access to the Building's compactor. On not less than ninety (90) days prior notice, Tenant may request that Landlord resume furnishing cleaning services to the Demised Premises, whereupon Landlord shall resume the same. B. (i) With respect to HVAC, Landlord shall, at Landlord’s expense, provide such HVAC in accordance with the specifications set forth on Exhibit “G” annexed hereto. If Tenant shall require HVAC service during Overtime Periods, Landlord shall accommodate Tenant, provided that Landlord shall have received notice of such requirement by 3:00 P.M. on the same day for overtime HVAC service on a Business Day and by 3:00 P.M. of the immediately preceding Business Day for any other Overtime Periods. Tenant shall pay to Landlord, as additional rent and within thirty (30) days after being billed therefor, Landlord’s then established hourly rate for such service, it being agreed that the 2020 annual charge for HVAC service during Overtime Periods is $755.00 per hour (with such charge being pro-rated for any partial years), and that the annual charge thereafter shall be increased annually by the Board (at the Board’s discretion), and with any minimum time period as prescribed by any union operating in the Building (the “Union Minimum Hours”) being the minimum for such service during any Overtime Period on a Saturday, Sunday or Holiday, which, as of the Effective Date, is four (4) hours. Unless a request by Tenant for heat, ventilation and air-conditioning service during Overtime Periods shall have been made for a period that immediately follows Business Hours (a “Continuous Period”), if Tenant requests heat, ventilation and air-conditioning service during Overtime Periods, Tenant agrees to pay for the Union Minimum Hours. (ii) Landlord agrees that in the event that Tenant requires additional HVAC service in the Demised Premises, Tenant may install, and Landlord consents to the installation of, at Tenant’s own cost and expense in accordance with, and subject to, the applicable provisions of this Lease one (1) or more additional HVAC system(s) (hereinafter referred to collectively as the “Supplemental Air-Conditioning System”) as Tenant may reasonably require for the operation of Tenant’s business in the Demised Premises. Landlord shall not impose any tap-in fees in connection with the installation by Tenant of Tenant’s Supplemental Air-Conditioning System. Landlord shall furnish, if required by Tenant, up to a maximum of sixty (60) tons of condenser water in the aggregate with respect to the Demised Premises for Tenant’s Supplemental Air-Conditioning System on a twenty- four (24) hours per day, three hundred sixty-five (365) days per year basis. Tenant shall pay to Landlord, as additional rent and within thirty (30) days after being billed therefor, one twelfth (1/12th) of Landlord’s then-current annual charges for condenser water, it being agreed that the 2020 annual charge for condenser water is $1,000.00 per ton per annum (with such charge being pro-rated for any partial years), and that the annual charge thereafter shall be increased by one and one-half percent (1.5%) on January 1 of each calendar year during the Lease Term. If, on or before the date that is ninety (90) days following the Commencement Date, Tenant shall deliver a notice (the “Condenser Water Notice”) to Landlord specifying the exact quantity of condenser water desired by Tenant to be reserved for Tenant’s Supplemental Air-Conditioning System, then, from and after the Commencement Date, Landlord shall supply condenser water to the Demised Premises for the amount so requested (up to a maximum of sixty (60) tons of condenser water). If the amount of condenser water requested by Tenant in the Condenser Water Notice shall be less than said maximum, Landlord shall no longer be obligated to reserve or allocate to Tenant any condenser water over and above the amount of condenser water requested by Tenant in such Condenser Water Notice. If Tenant shall not deliver a Condenser Water Notice to Landlord on or before the date that is ninety (90) days following the Commencement Date, (a) Landlord shall reserve for Tenant’s use a maximum of sixty (60) tons -69- NY 78267766v2 of condenser water, and (b) Tenant shall only pay for condenser water for sixty (60) tons as set forth above. Landlord shall not have any liability to Tenant if the temperature or purity of condenser water fails to meet minimum standards at any time or for any reason (but the foregoing shall not be construed to release Landlord from Landlord’s obligations under Subsection 6.02A hereof). Tenant is on notice that condenser water systems are not foolproof, and covenants to install self-protective measures. During the Lease Term, Tenant may distribute the condenser water reserved by Tenant (or deemed to be reserved by Tenant, as the case may be) within the Demised Premises (including between floors) as Tenant determines in its sole and absolute discretion. If Tenant elects to (or is deemed to have elected to) reserve condenser water for its use as set forth above (or Tenant reduces its amount of reserved condenser water as set forth below) and Tenant thereafter requires additional condenser water and provided such additional tonnage is then available in Landlord’s reasonable judgment, taking into account any additional space leased by Tenant, the future needs of existing and future occupants of space in the Building (whether or not such space is then vacant) as well as Landlord’s existing and future needs in the operation of the Building, Landlord agrees that it will make such additional tonnage, pro-rated per rentable square foot of the additional space so rented by Tenant, available to Tenant. Notwithstanding the foregoing, if Tenant requires additional condenser water on account of the leasing by Tenant of any Expansion Space, Offer Space or ROFR Space pursuant to the express options set forth in this Lease, Landlord shall make such additional tonnage, pro-rated per rentable square foot of the additional space so rented by Tenant, available to Tenant. If Tenant thereafter requires fewer tons for the Demised Premises than the number of tons Tenant reserved (or which Tenant is deemed to have reserved, as the case may be) for its use pursuant to the foregoing terms, Tenant may reduce the amount of condenser water so reserved (but no lower than Tenant’s actual then connected load) at any time during the Lease Term by the delivery of thirty (30) days’ notice to Landlord with respect thereto, and the subsequent charges due and payable by Tenant for condenser water under this Section 18.01B(ii) shall be adjusted based upon such reduction in the amount of the condenser water reserved by Tenant. C. Landlord shall provide (or shall cause the Board to provide), at Landlord’s cost and expense, freight elevator service and/or loading dock access on a “first come, first served” basis during Business Hours. If Tenant shall require freight elevator service and/or loading dock access, in either case, during any Overtime Periods, then subject to (a) Landlord’s scheduling such service for other tenants in the Building on a first- come, first-serve basis, and (b) Landlord’s need to use such service for Building repairs or maintenance, Landlord shall use commercially reasonable efforts to accommodate (or cause the Board to accommodate) Tenant, provided that (I) Landlord shall have received reasonable advance notice (but in no event less than one (1) Business Day’s prior notice) of such requirement, and (II) Tenant shall pay to Landlord, as additional rent and within thirty (30) days after being billed therefor, Landlord’s then established hourly rate for such usage, on an hourly basis for any reservation of the freight elevator and/or loading dock during any Overtime Period. Landlord hereby advises Tenant that as of the Effective Date, the overtime use of freight elevator and loading dock is subject to union rules regarding the minimum number of hours of operation thereof. Accordingly, unless a request by Tenant for freight elevator service and/or loading dock service during Overtime Periods shall have been made for a Continuous Period, if Tenant requests freight elevator service and/or loading dock service during Overtime Periods for less than the Union Minimum Hours, Tenant agrees to pay for the Union Minimum Hours of such service plus the actual, reasonable, out-of-pocket cost of any outside security service engaged by Landlord or the Board in connection therewith. Tenant acknowledges and agrees that use by Tenant of the freight elevator shall be subject to the requirements of the Board and the Rules and Regulations. The 2020 hourly rates for such overtime use that are in effect as of the Commencement Date, but which hourly rates are subject to future increases as determined by the Board (at the Board’s discretion), subject to any applicable union rules regarding the minimum number of hours of operation thereof, are (x) $155.00 per hour for freight elevator service, and (y) $155.00 per hour for loading dock access, including the cost of one or more security guards. Tenant shall cooperate and coordinate with Landlord in scheduling Tenant’s use of the freight elevator and loading docks during Tenant’s move in and any construction performed by Tenant pursuant to the terms of this Lease, subject to the terms of Section 5.02G. D. Subject to service changes due to emergency and necessary maintenance, five (5) passenger elevators serving the Demised Premises at all times during Business Hours on Business Days, with at least two (2) passenger elevators on call at all other times, in each case on a non-exclusive basis. E. Landlord shall provide or shall cause the Board to provide in accordance with the terms of the Condominium Documents security in the main lobby of the Building on a 24/7 basis commensurate with the standards of Comparable Buildings; provided, however, that, except to the extent same results from Landlord’s -70- NY 78267766v2 negligence or willful misconduct, Landlord shall not be liable, and Tenant hereby releases Landlord from any and all liability, for injury or damage to the person or property of Tenant, Tenant’s agents, servants, employees, contractors, invitees or visitors caused by or resulting from theft, illegal entry or trespass, vandalism or any other crime committed by any person other than Landlord’s employees or agents. F. Landlord shall provide or shall cause the Board to provide in accordance with the terms of the Condominium Documents cold water to the Demised Premises for ordinary lavatory, drinking, office pantry and office cleaning purposes, twenty-four (24) hours per day, seven (7) days per week. If Tenant requires, uses or consumes water for any other purposes (including for warming kitchen use in connection with the Dining Facility as permitted by the provisions of this Lease) or in unusual quantities (as determined by Landlord in Landlord’s reasonable discretion), then Landlord may (or, at Landlord’s direction, Tenant shall) install a meter or meters or other means to measure Tenant’s water consumption, and Tenant agrees to pay for the cost of the meter or meters and the installation thereof, and to pay for the maintenance of said meter equipment and/or to pay Landlord’s cost of other means of measuring such water consumption by Tenant. Tenant shall reimburse Landlord for the cost of all water consumed as measured by said meter or meters (without markup by Landlord, and no other cost other than any meter reading charges), including sewer rents, as additional rent, within thirty (30) days after bills therefor are rendered. G. Tenant agrees that Tenant shall not install any equipment that will exceed or overload the capacity of any utility facilities, and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant, at Tenant’s expense, subject to the provisions of Article 5 above. H. As of the Effective Date, Landlord (or the Board) maintains bicycle racks in the loading dock of the Building (which currently accommodates up to forty (40) bicycles) for use by tenants, subtenants and other occupants of the Building on a non-exclusive basis. Tenant shall have the right to use such bicycle racks on a “first-come, first-serve” basis with other tenants, subtenants and occupants of the Building. Landlord reserves the right, which may be exercised in Landlord’s or the Board’s sole discretion and for any reason whatsoever, to stop maintaining bicycle racks and/or making the same available for use by the tenants of the 7-21 Condominium or the Building; and Landlord shall have no responsibility or liability to Tenant for doing so or for the Board otherwise failing to maintain the bicycle racks. Tenant expressly waives any claim against Landlord, the Board and their respective agents arising from or in connection with the use by Tenant or others of said bicycle racks, except to the extent arising from Landlord’s or (subject to the Condominium Documents, the Board SNDA and the Board Consent) the Board’s, or their respective agents’ negligence or willful misconduct. I. The Building houses an emergency standby generator (the “Generator”) to supply the Building with standby electrical power. Landlord shall, as part of Landlord’s Work, make available to the Demised Premises approximately .25 watts per usable square foot of the Demised Premises of standby power from the Generator. Tenant shall use the standby electrical power in the Demised Premises solely for emergency egress lighting; it being agreed by Tenant that Tenant shall not use the standby electrical power for any mission critical or other systems that are essential for operation of Tenant’s business, with Tenant acknowledging that the standby electrical power is not designed for mission critical operations. Notwithstanding anything to the contrary contained herein, Tenant acknowledges that, neither Landlord nor the Board shall have any liability to Tenant in the event that the Generator fails to provide standby power to the Demised Premises or if the provision of (or failure to provide) such standby power damages any of Tenant’s systems, equipment or property, the risk of such damage being fully assumed by Tenant. Section 18.02 The term “Business Days” shall be deemed to mean all days other than Saturdays, Sundays and Holidays. The term “Holidays” shall be deemed to mean all federal, state, municipal and bank holidays and Building Service Employees and Operating Engineer’s Union contract holidays now or hereinafter in effect in New York, New York. The term “Business Hours” shall be deemed to mean the hours from 8 A.M. to 6 P.M. on Business Days, except that with respect to HVAC, the term “Business Hours” shall be deemed to mean the hours from 8 A.M. to 7 P.M. on Business Days. The term “Overtime Periods” shall mean all times other than Business Hours. Section 18.03 Landlord reserves for the Board the right to stop the furnishing of the Building services and to stop service of the Building Systems and Landlord shall have no responsibility or liability for failure to -71- NY 78267766v2 supply heat, elevator, plumbing, electric or other services during said period or when prevented from so doing by Force Majeure or Legal Requirements. Except as expressly set forth in Subsection 6.02B above, no diminution or abatement of rent or other compensation shall or will be claimed by Tenant, nor shall this Lease or any of the obligations of Tenant be affected or reduced, by reason of such interruption, curtailment or suspension, nor shall the same constitute an actual or constructive eviction. Section 18.04 Tenant shall, at Tenant’s own cost and expense, abide by all reasonable requirements that Landlord or (subject to the Board SNDA and the Board Consent) the Board may prescribe for the proper protection and functioning of the Building Systems and the furnishing of the Building services for the Demised Premises, provided that such requirements apply generally to all office tenants in the Building, and are not enforced against Tenant in a discriminatory manner. Tenant also shall, at Tenant’s own cost and expense, reasonably cooperate with Landlord and (to the extent required under the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board in any conservation effort pursuant to a program or procedure promulgated or recommended by ASHRAE (or any successor organization) or any Legal Requirements, provided that such requirements apply generally to all office tenants in the Building and are not enforced against Tenant in a discriminatory manner. Section 18.05 A. Landlord has advised Tenant that the Board may elect to operate a messenger service center in the Building and, as an additional Building service, to make the same available for use by the tenants of the Building. Tenant agrees that, if the Board shall so elect, the Board may require that all deliveries to the Demised Premises be made to the Building messenger service center (provided that such requirement (or closure of such messenger service center pursuant to the provisions of Subsection 18.05B below) is not enforced against Tenant in a discriminatory manner), and Landlord may screen all visitors to the Demised Premises by stopping them at the reception desk in the Building lobby, asking them to identify themselves and barring them from proceeding until authorized by Tenant’s designee. Landlord or the Board will provide these services, if at all, on a commercially reasonable efforts basis and will not under any circumstances be liable for Tenant’s losses (including any and all bodily harm or damage to property) incurred because the service failed to avoid a loss or injury, except to the extent arising from Landlord’s or (subject to the Condominium Documents, the Board SNDA and the Board Consent) the Board’s negligence or willful misconduct. B. Without limiting the generality of the provisions of Section 18.03 above, Landlord reserves the right, which may be exercised in Landlord’s or the Board’s unfettered discretion and for any reason whatsoever, to stop making the Building messenger service center available for use by the tenants of the 7-21 Condominium or the Building; and Landlord shall have no responsibility or liability to Tenant for doing so or for the Board otherwise failing to operate the Building messenger service center. Tenant expressly waives any claim against Landlord, the Board and their respective agents arising from or in connection with the use by Tenant or others of said messenger service center. C. Tenant agrees that all deliveries for Tenant which the Board deems too large to be accommodated through the Building messenger service shall, at Tenant’s expense, be delivered through the freight delivery system pursuant to Subsection 18.01C. Section 18.06 A. Landlord and/or the Board shall have the right to institute and maintain such additional security system for the protection of the Building or the 7-21 Condominium as is then being maintained by prudent landlords of Comparable Buildings. In the event of such installations or implementation by Landlord, Tenant shall reimburse Landlord (or the Board), as additional rent and within thirty (30) days after demand, for the reasonable cost of any identification cards or keys furnished to Tenant or Tenant’s personnel in connection with the operation of such security system. B. During the Lease Term, Landlord shall provide or cause the Board to provide to Tenant, at no additional charge, with exclusive use of a portion of the existing vertical conveyor shaft in the 7-21 Condominium, and the conduits and pathways set forth on Exhibit “N” attached hereto (collectively, “Telecom Riser -72- NY 78267766v2

Space”), as depicted on Exhibit “N” annexed hereto, which Telecom Riser Space shall be free of asbestos upon delivery of the same to Tenant. Tenant shall be permitted, subject to the applicable provisions of this Lease, and at Tenant’s own cost and expense, to install, maintain, repair and replace conduits, pipes or other similar interconnecting lines, wires and cables in the Telecom Riser Space as Tenant shall deem necessary or desirable in order to connect with the systems installed by Tenant to service the Demised Premises, including Tenant’s technology and telecommunications systems. Landlord shall at all reasonable times provide Tenant with access to the Telecom Riser Space through any unoccupied space in the Building that shall be owned by Landlord. In addition, Landlord shall use commercially reasonable efforts to provide Tenant with access to the Telecom Riser Space through other space in the Building, subject to the rights of the Board and other tenants of such space and subject to Tenant paying all reasonable attendant costs. Tenant shall obtain and pay for telecommunications services to be supplied to the Demised Premises by direct application to and arrangement with any data or telecommunications service provider approved by Landlord (such approval not to be unreasonably withheld or delayed; it being acknowledged that, as of the date hereof, the Building is wired for Verizon, Time Warner Cable, Light Path, Light Tower, Level 3 and AT&T) and promptly after receipt by Landlord of a request by Tenant, Landlord shall take all reasonable steps (at Tenant’s sole cost and expense) in order to allow such telecommunications service provider to provide service to the Building for Tenant’s operations, provided that such service provider enter into a license agreement with Landlord which is reasonably satisfactory to Landlord. Section 18.07 Landlord and Tenant acknowledge that Landlord has installed a distributed antenna system (the “DAS”) at the Building for the benefit of all tenants in the 7-21 Condominium. Landlord, at Landlord’s cost and expense, shall work with the selected provider (or cause the same to occur) to ensure that the DAS antenna will provide effective coverage throughout the Demised Premises; it being acknowledged that (a) the DAS will transmit and receive cell phone signals to and/or from wireless carriers, and (b) the DAS will not include any Wi-Fi connectivity. Landlord shall take commercially reasonable steps to enforce Landlord’s contract rights (or the rights of the contracting party, as applicable) against the selected provider to ensure that the DAS is in good working condition at all times (subject to reasonable periods as the DAS may need to be maintained, repaired or replaced) and to minimize downtime. Tenant acknowledges that the DAS is being provided without compensation or other consideration and Tenant hereby agrees to irrevocably waive and release Landlord from any and all obligations or liability whatsoever for any damage, cost or expense incurred by or on behalf of Tenant due to, or caused by, the failure or inability of such system to provide service to Tenant, it being agreed, however, that such waiver and release shall not affect Landlord’s obligations pursuant to this Section 18.07. As of the Effective Date, Landlord hereby advises Tenant that the DAS carries Verizon. ARTICLE 19. TAXES; OPERATING EXPENSES Section 19.01 In addition to the Fixed Rent and any other additional rent hereinbefore reserved, Tenant covenants and agrees to pay Landlord, as additional rent, all amounts computed in accordance with, and due and payable by Tenant pursuant to, the provisions of this Article 19. Section 19.02 For the purposes of this Lease: A. The term “Taxes” (whether represented by one or more bills) shall mean, subject to the second to last sentence of this Subsection 19.02A, the total amount of all real estate taxes, assessments, special assessments, water charges, sewer rents, vault charges, transit taxes, governmental levies, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any and every kind or nature whatsoever, which are or may be levied, confirmed, charged, assessed or imposed upon the Unit(s) in which the Demised Premises are located (i.e., the 14th Floor Unit, the 15th Floor Unit and the 16th Floor Unit as of the date hereof) and/or Landlord’s interest therein and any rights or interests appurtenant thereto under the laws of the United States, the State of New York or any political subdivision thereof, or by the City of New York or any political subdivision thereof (including any assessments, levies, impositions, charges or taxes arising from the location of the Land or Building within a Business Improvement District or other area or zone which is subject to governmentally authorized or civic related assessments, levies, impositions, charges or taxes not generally applicable to other portions of the Borough of Manhattan or the City of New York) as determined by the governmental authority having jurisdiction thereover (the “Taxing Authority”). If, due to a future change in the -73- NY 78267766v2 method of taxation or in the Taxing Authority, a franchise, income, gross receipts, transit, profit or other tax or governmental imposition, however designated (including any tax, excise or fee, measured by or payable with respect to any rents, licenses or other charges received by Landlord and levied against Landlord and/or the Unit(s) in which the Demised Premises are located) shall be levied against Landlord and/or the Unit(s) in which the Demised Premises are located in substitution (in whole or in part) for, or as an express addition to (provided that such addition shall be applicable only to the owners of interests in New York City real property) or in lieu of, any Taxes, then such franchise, income, gross receipts, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of the term “Taxes” for the purposes hereof (provided that the same shall be computed as if Landlord’s sole asset were the Unit(s) in which the Demised Premises are located). The term “Taxes” shall not include any general income, corporate franchise, estate, inheritance, succession, gift, capital stock, transfer tax or any similar taxes levied on Landlord, any Overlandlord or Mortgagee, any occupancy taxes required to be paid by Landlord as a result of Landlord’s tenancy in the Building, and taxes, assessments or charges which would otherwise constitute Taxes to the extent included in Operating Expenses, or any taxes that are separately assessed against a sign or billboard that is affixed to the Building or otherwise located on the Land, or any fines, penalties and other similar governmental charges applicable to the foregoing, together with any interest or costs with respect to the foregoing, incurred by reason of Landlord's failure to timely make any payments as herein provided on account thereof (and not resulting from Tenant’s late payment of same). If, due to a future change in the method of taxation or as set forth by the Taxing Authority or any Legal Requirements, any tax assessment may be paid in installments, then, in accordance with the provisions of this Section 19.02: (i) such assessment shall be deemed payable in the maximum number of installments permitted by the Taxing Authority or under any Legal Requirements, and (ii) for each Tax Year in which such installments shall be deemed payable, the installments of such assessment shall be included in “Taxes” for such Tax Year. B. The term “Tax Year” shall mean every twelve (12) consecutive month period, all or any part of which shall occur during the Lease Term, commencing each July 1 or such other date as shall be the first day of the fiscal tax year of The City of New York or as established by the Taxing Authority. C. The term “Operating Year” shall mean each calendar year, all or any part of which shall occur during the Lease Term, including the Base Operating Year. D. The term “Operating Statement” shall mean a statement prepared by Landlord or Landlord’s agent, setting forth in reasonable detail Landlord’s computation of the amount payable by Tenant pursuant to Section 19.04 for a specified Operating Year. E. The term “Operating Expenses” shall mean (subject to the provisions of Subsection 19.02G below), without duplication, all reasonable costs and expenses paid or incurred by Landlord or on Landlord’s behalf (or by the Board, and passed through to Landlord) in connection with the ownership, management, repair, maintenance, replacement, restoration or operation of the 7-21 Condominium, the Building, and the Land, including the following items: (i) Labor Costs (as such term is defined below) of persons performing services in connection with the operation, repair and maintenance of the Land, the Building or the 7-21 Condominium; (ii) the cost of (including any rental cost of) materials, equipment and supplies used in the operation, cleaning, safety, security, renovation, replacement (subject to clauses (xvii) and (xviii) below) of this Section 19.02E), repair and maintenance of the 7-21 Condominium and the Building and the Land, and any Building Systems, including any sales and other taxes thereon; (iii) the depreciation for, or the rental cost or value (including applicable sales taxes) of, hand tools and other movable equipment used in the operation, cleaning, safety, security, repair or maintenance of the 7-21 Condominium and the Building and the Land; (iv) reasonable legal, accounting and other professional fees incurred in connection with the operation or management of the Land, the Building or the 7-21 Condominium; -74- NY 78267766v2

(v) intentionally omitted; (vi) the cost of all charges for window cleaning and other cleaning, janitorial, security and other services, in and about the 7-21 Condominium and the Building and the Land; (vii) premiums paid by Landlord or the Board, as the case may be, for rent, casualty, boiler, sprinkler, plate-glass, liability and fidelity insurance with respect to the 7-21 Condominium, the Land or the Building, and any other insurance Landlord or the Board, as the case may be, maintains or is required to maintain with regard to the 7-21 Condominium, the Land or the Building; (viii) costs (including all applicable taxes) for utilities furnished by Landlord to the Demised Premises pursuant to Article 18 above or Article 20 below; (ix) telephone and stationery costs incurred in connection with the Building or the 7- 21 Condominium; (x) the cost of painting and otherwise decorating any non-tenant areas of the 7-21 Condominium or the Building or the Land, other than such cost specifically attributable to a revenue producing item within the 7-21 Condominium or the Building such as a kiosk rented or licensed to a third party; (xi) the cost of installing, maintaining and performing ordinary repairs (but not acquiring or replacing) art works in a manner commensurate with other first-class office buildings located on Sixth Avenue between 42nd Street and 59th Street in Manhattan, as well as holiday decorations, for the lobby and other public portions of the 7-21 Condominium or the Building, and its plazas (if any) and sidewalks; (xii) the cost of exterior and interior landscaping of non-tenant areas of the 7-21 Condominium, the Land, and the Building; (xiii) dues and fees paid to real estate related professional and lobbying organizations (e.g., REBNY), in the City of New York, that may have an impact on the Building and is customary for landlords of Comparable Buildings to be members of same (but expressly excluding political contributions, charitable contributions and gifts); (xiv) franchise, license and similar fees and charges paid by Landlord to any governmental agency for the privilege of owning, leasing, operating, maintaining or servicing the Building or the 7- 21 Condominium or any of their respective equipment, property or appurtenances (provided that the same shall be computed as if Landlord’s sole asset were the Unit(s) in which the Demised Premises are located); (xv) management fees (which shall not be in excess of the then prevailing rates for management fees of Comparable Buildings), or, if no managing agent is then employed by Landlord, an amount in lieu thereof, but, in either event, not in excess of the then prevailing rates for management fees of Comparable Buildings (it being agreed that the management fees to be included in Operating Expenses for each year following the Base Operating Year shall be calculated using the same percentage as used for purposes of calculating the management fees included in the Base Operating Year); (xvi) the cost or value, or the cost or value of the rental, together with the cost of installation, of any security for the Building or the 7-21 Condominium or other system used in connection with life or property protection (including the cost, or the cost or value of the rental, of all machinery, electronic systems and other equipment comprising any part thereof), as well as the cost of the operation and repair of any such system in operation; (xvii) the amortized cost (on a straight line basis) of any alteration or improvement (including the replacement of equipment) made after the Base Operating Year to the 7-21 Condominium or the Building by or on behalf of Landlord or the Board, in either case, in connection with the maintenance, repair, management or operation of the 7-21 Condominium or the Building, as the case may be, that is made (1) in order to -75- NY 78267766v2 comply with Legal Requirements or the requirements of any Insurance Boards or the Board’s or Landlord’s insurer, the case may be, but only if and to the extent (I) the same are required to be capitalized in accordance with generally accepted accounting principles, and (II) such alterations or improvements are made to comply with a Legal Requirement (or any such other above requirements) that is (x) first enacted on or after the Commencement Date, or (y) becomes effective before the Commencement Date but with respect to which the obligation to comply first arises after the Commencement Date, or (2) pursuant to Subsection 40.05B hereof; it being agreed that with respect to the costs incurred under clauses (1) and/or (2) above, the amount of such costs included in Operating Expenses for any Operating Year shall be the cost thereof amortized in accordance with generally accepted accounting principles, together with interest thereon at the Prime Rate, in equal annual installments over the useful life of such alteration or improvement (or replacement of equipment) as determined in accordance with generally accepted accounting principles (until the cost of such alteration or improvement (or equipment) is amortized fully); (xviii) the amortized cost (on a straight line basis) of any alteration or improvement (including the replacement of equipment) made after the Base Operating Year to the 7-21 Condominium or the Building by or on behalf of Landlord or the Board, as the case may be, for purposes of saving or reducing Operating Expenses (for example, an improvement that reduces Labor Costs) provided that (I) such cost is required to be capitalized in accordance with generally accepted accounting principles; and (II) the amount that is included in Operating Expenses for any Operating Year shall be the amount that amortizes the cost of such alteration or improvement, together with interest thereon calculated at the Prime Rate, in equal annual installments over the useful life of such alteration or improvement (or replacement) as determined in accordance with generally accepted accounting principles until the cost of such alteration or improvement (or replacement) is amortized fully, it being agreed, however, that for any such alteration or improvement (or replacement) that Landlord makes for the purpose of saving or reducing Operating Expenses (and that Landlord does not make pursuant to the immediately preceding clause (xvii)), the aforesaid amount that Landlord includes in Operating Expenses for any particular Operating Year shall not exceed the amount of the reduction in Operating Expenses for such Operating Year that derives from such alteration or improvement (or replacement); and (xix) Common Charges allocable to the 7-21 Condominium, but only if and to the extent not otherwise duplicated by the charges set forth in clauses (i) through (xviii) of this Subsection 19.02E, and only to the extent that the types of costs and expenses that comprise such Common Charges would not have been otherwise excluded from Operating Expenses in accordance with Subsection 19.02G. In furtherance of the foregoing, whenever any items included in Operating Expenses pursuant to this Article 19 are listed as having been made, incurred or paid by the Board or incurred for, made to or otherwise relate to the Building and/or the Land, only the portion of Common Charges allocable to the 7-21 Condominium shall be included in Operating Expenses in connection therewith, it being agreed and understood that if an Operating Expense is made or incurred with respect to the Building and/or the Land, Landlord and/or the Board shall have the right to reasonably allocate a pro rata portion of such Operating Expense to the 7-21 Condominium and such portion shall be included as an Operating Expense hereunder. F. The term “Labor Costs” shall mean any and all expenses incurred by the Board on the Board’s behalf or by Landlord or on Landlord’s behalf which shall be related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, Workers’ Compensation insurance, benefits, pensions, hospitalization, retirement plans and insurance (including group life and disability), uniforms and working clothes and the cleaning thereof, and expenses imposed on or on behalf of Landlord pursuant to any collective bargaining agreement relating to such employees employed with respect to the Building. With respect to employees who are not employed on a full-time basis with respect to the Building or the 7-21 Condominium, a pro rata portion of expenses allocable to the time any such employee is employed with respect to the Building or the 7-21 Condominium shall be included in Labor Costs. G. The term “Operating Expenses” shall not include the following items: (i) Labor Costs in respect of officers and executives of Landlord or the Board, as the case may be, or other personnel above the grade of building manager, unless for work actually performed in or about the Building or 7-21 Condominium ordinarily done by an independent third person, and then only at compensation no higher than competitive market rates which would have been charged by such third person; -76- NY 78267766v2

(ii) legal fees, leasing commissions, advertising expenses, entertainment, marketing and promotional expenses incurred in the leasing of space in the Building or the 7-21 Condominium, as well as all other similar costs incurred in connection with leasing or subleasing or licensing space, canceling leases, assignments of leases, and/or preparing space in the Building or the 7-21 Condominium for leasing or occupancy, including construction allowances, alteration and demolition costs (including related filing fees), relocation costs and lease assumption and takeover costs (including termination payments) incurred by Landlord or the Board; (iii) insurance premiums, but only if and to the extent that (x) Landlord or the Board is specifically entitled to be reimbursed therefor by Tenant pursuant to this Lease (other than pursuant to this Article) or by any other tenant or other occupant of the Building or 7-21 Condominium pursuant to its lease (other than pursuant to an operating expenses escalation clause contained therein), or (y) such premiums are being paid to obtain insurance or to cover risks not then customarily insured against by landlords of Comparable Buildings; (iv) the cost of any repairs or maintenance for which Landlord or the Board is entitled to be reimbursed by insurance (or would have been reimbursed therefor by insurance had Landlord or the Board carried the insurance coverage required under this Lease or the Condominium Documents, as applicable), warranties, service contracts or otherwise compensated, including reimbursement by any tenant; (v) expenses solely allocable to any retail space of the Building or the 7-21 Condominium (other than sidewalks); (vi) the cost of capital expenditures for improvements, other than those described in Section 19.02E(xvii) and (xviii) above; (vii) the cost of electricity furnished to the Demised Premises or any other space in the 7-21 Condominium or the Building that is leased or leasable to tenants; (viii) Taxes (other than as included within Common Charges) and any franchise, income, estate, inheritance, succession, gift, capital stock, excess profit or transfer taxes imposed upon Landlord; (ix) financing and refinancing costs (including any mortgage recording tax and title expenses), and payments of mortgage interest and principal, securing the Land, the Building or the 7-21 Condominium, and all legal and professional fees incurred in connection with the foregoing; (x) legal fees incurred in in disputes with tenants, the enforcement of any leases in the Building or the 7-21 Condominium or in defending any suits brought by tenants with respect to their leases, as well as all other legal and other professional expenses not related to the operation, maintenance, repair and/or security of the 7-21 Condominium or the Building; (xi) the cost of HVAC service (including costs related to condenser water) or any other service during Overtime Periods for any tenants of the 7-21 Condominium or the Building; (xii) ground rent or any other payments paid under Underlying Leases (other than payments which, independent of the Underlying Lease, would constitute an Operating Expense hereunder); (xiii) depreciation and amortization of the 7-21 Condominium or the Building; (xiv) any fee or expenditures paid to any corporation or entity which controls, is controlled by or is under common control with Landlord, but only if and to the extent that such amount exceeds the amount of costs and the expense which would customarily be paid by landlords of Comparable Buildings to a similar non-affiliated entity for similar services; (xv) any costs incurred for the purpose of effecting a sale of the 7-21 Condominium, the Building or the Land or any portion thereof or any other real property interest therein or in any person or entity -77- NY 78267766v2 of whatever tier owning an interest therein and the cost of maintaining, organizing or reorganizing the legal entity that is the landlord under this Lease; (xvi) costs to perform work or to provide services for any tenant of the 7-21 Condominium or the Building, but only if and to the extent that (x) such work or services exceed that which Landlord furnishes generally (with no additional expense) to the tenants (including Tenant) of the 7-21 Condominium or the Building, or (y) the same is furnished to a tenant (including Tenant) pursuant to the terms of the lease with such tenant wherein such tenant is being required to pay a separate or additional charge therefor; (xvii) to the extent any costs includable in Operating Expenses are incurred with respect to both the 7-21 Condominium or the Building and other properties (including Labor Costs of Landlord’s personnel who provide services to both the 7-21 Condominium or the Building and other properties), there shall be excluded from Operating Expenses a fair and reasonable percentage thereof which is properly allocable to such other properties; (xviii) payments and costs of any amounts (including attorney’s fees and costs of settlements, judgments and arbitration awards) to any person seeking recovery for negligence or other torts committed by Landlord or Persons Within Landlord’s Control; (xix) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act or similar Legal Requirement; (xx) the cost of installing, operating and maintaining any specialty facility, such as an observatory, lodging, broadcasting facilities, luncheon club, athletic or recreational club, child care facility, auditorium, cafeteria or dining facility, conference center or similar facilities, including the Amenity Space, but operating and maintenance costs therefor shall be excluded only if use of such specialty service is restricted and not available to all tenants of the 7-21 Condominium or the Building; (xxi) any interest, fine, penalty or other late charges payable by Landlord, incurred as a result of late payments of any nature, except to the extent the same was incurred with respect to a payment, part or all of which, was the responsibility of Tenant hereunder and with respect to which Tenant did not make in a timely fashion or did not make at all; (xxii) the cost of repairs or replacements or restorations by reason of fire or other casualty or condemnation; (xxiii) costs and expenses incurred by Landlord in connection with any obligation of Landlord to indemnify any 7-21 Condominium or Building tenant (including Tenant) pursuant to its lease or otherwise; (xxiv) the costs of removal, encapsulation or treatment of asbestos and asbestos containing materials in the 7-21 Condominium; (xxv) the costs of removal, encapsulation or treatment of Hazardous Materials in or about the Building or the 7-21 Condominium, other than costs of routine maintenance that is customarily performed in Comparable Buildings; (xxvi) any bad debt loss, rent loss or reserves for bad debts or rent loss; (xxvii) interest, penalties and late charges that in any such case are incurred by reason of Landlord's failure to comply with Legal Requirements; (xxviii) accounting fees, other than those incurred in connection with (x) the operation of the 7-21 Condominium, or (y) the preparation of statements furnished to tenants of the 7-21 Condominium or the Building pursuant to additional rent or lease escalation provisions of their leases; -78- NY 78267766v2

(xxix) costs of performing Landlord’s Work and Landlord’s Additional Work and expenditures for repairing and/or replacing any defect in Landlord’s Work and Landlord’s Additional Work; (xxx) any costs incurred for the purpose of effecting an acquisition or sale of air or development rights, easements or other real property interests; (xxxi) costs of overtime or premium pay labor incurred by Landlord in performing Repairs, but only if and to the extent that the need for such Repair results from Landlord’s default under this Lease; (xxxii) the cost of acquiring or replacing any separate electrical meter, water meter or other utility meters Landlord may provide to any of the tenants in the 7-21 Condominium or the Building; (xxxiii) costs incurred in connection with making any addition to the Building or its plazas, or adding buildings or other structures adjoining the Building, or connecting the Building to other structures adjoining the Building; (xxxiv) costs (including, without limitation, any taxes or assessments) allocable to any commercial signage revenue or tenants’ or occupants’ signs (other than the signs of any Persons Within Tenant’s Control); and (xxxv) duplicative charges of the same item. H. If, during all or part of any Operating Year (including the Base Operating Year), Landlord or the Board shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to portions of the 7-21 Condominium or the Building, as the case may be, due to the fact that (i) such portions of the Building or the 7-21 Condominium are not occupied or leased, (ii) such item of work or service is not required or desired by the tenant of such portion, (iii) such tenant is itself obtaining and providing such item of work or service, or (iv) for any other reason, then, for the purposes of computing Operating Expenses, the Operating Expenses for such period shall be increased to reflect the Operating Expenses that would have been incurred if such item of work or services had been performed or delivered to such portion of the 7-21 Condominium or the Building, as the case may be, or to such tenant. In determining the amount of the Operating Expenses for any Operating Year, if less than one hundred percent (100%) of the rentable square feet of the 7-21 Condominium or the Building, as the case may be, shall have been occupied by tenants at any time during such Operating Year, then the Operating Expenses for such Operating Year shall be grossed up to reflect the Operating Expenses as if one hundred percent (100%) of all such rentable square feet had been occupied throughout such Operating Year (including the Base Operating Year). I. Unless expressly excluded from Operating Expenses pursuant to Subsection 19.02G above or expressly provided otherwise elsewhere in this Lease, all items of cost and expense identified in this Lease as being “at Landlord’s cost and expense” or “at the Board’s cost and expense” or phrases of similar import (regardless of whether the words “solely” or “exclusive” are used in connection therewith, and regardless of whether specific reference is made to Landlord’s or the Board’s right to recoup such cost or expense as part of Operating Expenses or Common Charges, as the case may be) shall be included in Operating Expenses. Section 19.03 A. (i) If, from and after the first (1st) anniversary of the Rent Commencement Date, the Taxes applicable with respect to any Tax Year (occurring in whole or in part during the Lease Term) shall be greater than the Base Tax Amount, Tenant shall pay to Landlord, as additional rent for each such Tax Year from and after the Rent Commencement Date, an amount equal to Tenant’s Tax Share of the amount by which the Taxes applicable with respect to such Tax Year exceed the Base Tax Amount (“Tenant’s Tax Payment”). (ii) Tenant’s Tax Payment for each Tax Year shall be due and payable in installments in the same manner that Taxes for such Tax Year are due and payable by Landlord. If by Legal Requirements, Taxes may be paid in multiple installments without the imposition of any interest, fee or other -79- NY 78267766v2 charge, such assessment shall be payable hereunder in the maximum number of installments so permitted by Legal Requirements without imposition of any interest, fee or other charge. Landlord has advised Tenant that as of the Effective Date, Landlord pays Taxes in two (2) equal installments and, accordingly, Tenant shall pay to Landlord, as additional rent, Tenant’s Tax Payment in two (2) equal installments, with the first such installment due and payable on the June 1st immediately preceding the commencement of the Tax Year for which the Tax Statement is being rendered, and the second such installment due and payable on the immediately following December 1st; provided, however, that if Landlord shall not have delivered a Tax Statement by May 1st immediately preceding the commencement of the Tax Year for which the Tax Statement is being rendered, then the installment of Tenant’s Tax Payment otherwise due hereunder on the immediately following June 1st shall not be due until the thirtieth (30th) day after Landlord shall deliver said Tax Statement to Tenant. In the event that the Taxing Authority shall change the time for the payment, or number of installments, of Taxes, or if a Mortgagee shall require a periodic escrow payment on account thereof, the time when Tenant’s installments of the Tax Payment shall be due and payable to Landlord shall be similarly adjusted. In the event of any change in the fiscal period constituting a Tax Year, Taxes levied during any transitional period shall be added to the first subsequent Tax Year. Within a reasonable time period after Landlord’s receipt of a tax bill from the Taxing Authority for Taxes payable for any Tax Year (but in any event, within thirty (30) days of Landlord’s receipt thereof), Landlord shall submit to Tenant a statement (the “Tax Statement”) indicating the amount, if any, required to be paid by Tenant as additional rent as in this Section provided. Alternatively, if, with respect to any Tax Year or installment due date thereof, Landlord shall believe that the Taxing Authority will not be issuing a tax bill for Taxes in a sufficiently timely manner so as to allow Landlord to receive the Tax Payment from Tenant in accordance with the provisions set forth below, then Landlord may render a Tax Statement to Tenant based on Landlord’s good faith estimate of the relevant Taxes, subject to adjustment within a reasonably prompt time period (not to exceed thirty (30) days) following the date on which the Taxing Authority shall actually issue the tax bill(s) pertaining to such Taxes. Simultaneously with Landlord’s submission to Tenant of the Tax Statement (or, if not then available, promptly after the issuance by the Taxing Authority of the applicable tax bills), Landlord shall submit to Tenant a copy of the relevant tax bill. B. If, following the delivery of any Tax Statement, Landlord shall receive a refund of Taxes with respect to a Tax Year for which Tenant has paid Tenant’s Tax Payment, then Tenant’s Tax Share of the net proceeds of such refund that pertain to the Unit(s) in which the Demised Premises are located (i.e., the 14th Floor Unit, the 15th Floor Unit and the 16th Floor Unit as of the date hereof), after deduction of legal fees, appraiser’s fees and other expenses reasonably incurred in obtaining reductions and refunds and collecting the same (to the extent such costs and expenses were not included in Taxes for such Tax Year) shall be applied and allocated to the periods for which the refund was obtained and, if Tenant shall not be in default of any of Tenant’s monetary or material non- monetary obligations under this Lease (after notice of such default shall have theretofore been given to Tenant, but subject to the provisions of Section 19.06 below), Landlord shall credit to Tenant against the next installments of Fixed Rent or Recurring Additional Rent due hereunder an amount equal to Tenant’s Tax Share of the net proceeds of such refund that pertain to the Unit(s) in which the Demised Premises are located (i.e., the 14th Floor Unit, the 15th Floor Unit and the 16th Floor Unit as of the date hereof). In no event shall any credit due to Tenant hereunder exceed the sum paid by Tenant for such particular Tax Year. Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the 7-21 Condominium. In no event shall Tenant have the right to seek from the taxing authority any refund or reduction of Taxes. If Landlord shall obtain or attempt to obtain a reduction in Taxes for that Tax Year, then Tenant shall pay to Landlord, within thirty (30) days following the issuance to Tenant of a bill therefor, an amount equal to Tenant’s Tax Share of all out-of-pocket costs and expenses (including legal, appraisal, accountant and other expert fees (which reasonable legal fees may include customary contingent fees for matters of this type in Manhattan) and costs related to the filing of Real Property Income and Expense Statements) incurred by Landlord in obtaining or attempting to obtain such reduction (without duplication of any amounts received pursuant to the other provisions of this Article 19). C. If there shall be a reduction or refund of Taxes for the Tax Year utilized in computing the Base Tax Amount, Landlord shall furnish to Tenant a statement indicating the amount thereof, and all prior and future additional rent payments provided for in this Section 19.03 shall be recalculated accordingly. Any additional payment due for any Tax Year shall be made by Tenant within thirty (30) days after the furnishing to Tenant of the revised statement. D. Tenant shall pay, before delinquency, all rent and occupancy taxes and all property taxes and assessments on the furniture, fixtures, equipment and other property of Tenant at any time situated on or -80- NY 78267766v2 installed in the Demised Premises, and on additions and improvements in the Demised Premises made or installed by Tenant subsequent to the Commencement Date, if any. If at any time during the Lease Term any of the foregoing are assessed as a part of the real property of which the Demised Premises are a part, Tenant shall pay to Landlord within thirty (30) days after demand therefor the amount of such additional taxes as may be levied against said real property by reason thereof. Section 19.04 A. Commencing on the first (1st) anniversary of the Rent Commencement Date, for each Operating Year, any part of which shall occur during the Lease Term, Tenant shall pay an amount (the “Operating Expense Payment”) equal to Tenant’s Operating Share of the amount, if any, by which Operating Expenses for such Operating Year shall exceed the Operating Expenses for the Base Operating Year; provided, however, that if the Rent Commencement Date shall occur other than on the first day of an Operating Year or if the Lease Term shall expire or be sooner terminated on other than the last day of an Operating Year, then the Operating Expense Payment in respect thereof shall be prorated to correspond to that portion of such Operating Year occurring within the Lease Term that follows the first (1st) anniversary of the Rent Commencement Date. B. Landlord shall endeavor to furnish to Tenant a statement (an “Estimate Statement”) prior to January 1 for each Operating Year setting forth Landlord’s reasonable estimate of the Operating Expense Payment for such Operating Year (the “Estimated Payment”). Tenant shall pay to Landlord on the first day of each month during each Operating Year an amount equal to one twelfth (1/12th) of the Estimated Payment for such Operating Year. If Landlord furnishes an Estimate Statement for an Operating Year subsequent to the commencement thereof, then: (i) until the first day of the month following the month in which the Estimate Statement shall be furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the most recent Operating Year; (ii) promptly after the Estimate Statement shall be furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Operating Year was greater or less than the installment of the Estimated Payment to be paid for the current Operating Year, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof to Landlord within thirty (30) days after demand therefor, or (y) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next installment of the Estimated Payment or Operating Expense Payment or Fixed Rent, as applicable; and (iii) on the first day of the month following the month in which the Estimate Statement shall be furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Estimated Payment shown on the Estimate Statement for such Operating Year. Landlord may, during an Operating Year (but not more than twice during any such Operating Year), furnish to Tenant a revised Estimate Statement, and, if a revised Estimate Statement shall be furnished to Tenant, the Estimated Payment for such Operating Year shall be adjusted in the same manner as provided in the preceding sentence. C. Promptly following the expiration of each Operating Year, Landlord shall furnish to Tenant an annual Operating Statement (the “Annual Statement”) for such Operating Year. Landlord shall endeavor to furnish the Annual Statement for each Operating Year not later than the 180th day following the end of such Operating Year. If the Annual Statement shows that the Estimated Payment for such Operating Year exceeds the Operating Expense Payment which should have been paid for such Operating Year, then Landlord shall credit the amount of such excess against the next installment of the Estimated Payment or Operating Expense Payment or Fixed Rent, as applicable, payable under this Lease (except that, at the expiration of the Lease Term, any such unpaid amounts shall be paid by Landlord to Tenant simultaneously with Landlord’s delivery of the Annual Statement, provided that Tenant shall not be then be in monetary or material non-monetary default under this Lease, but subject to Section 19.08 hereof; if the Annual Statement for such Operating Year shows that the Estimated Payment for such Operating Year was less than the Operating Expense Payment which should have been paid for such Operating Year, Tenant shall pay the amount of such deficiency to Landlord within thirty (30) days after receipt of the Annual Statement. D. (i) Each Annual Statement shall be conclusive and binding upon Tenant unless, within one hundred fifty (150) days after receipt thereof, Tenant shall give Landlord notice (the “Operating Dispute Notice”) that Tenant disputes the accuracy or appropriateness of the Annual Statement, specifying the particular respects in which the Annual Statement is claimed to be incorrect. Tenant recognizes and agrees that Landlord’s -81- NY 78267766v2 books and records (and those of Landlord’s agents) with respect to the operation of the 7-21 Condominium are confidential, and that Tenant shall have no right to inspect the same except as otherwise provided in the immediately following sentence. Within said 150-day period, Tenant may request an appointment to examine Landlord’s books and records with respect to Operating Expenses (such reviews, an “Audit”) in order to verify the accuracy of the relevant Annual Statement, in which case Landlord shall allow Tenant’s employees or certified public accountant (provided that such certified public accountant may not be paid on a contingent fee basis) to conduct such Audit in New York City during Business Hours, within ten (10) Business Days after Landlord’s receipt of said request, provided that Tenant’s certified public accountant shall use commercially reasonable efforts to minimize any interference to Landlord’s business operations during the course of such Audit. Tenant shall not disclose (and shall require Tenant’s certified public accountant not to disclose) to any third party (other than Tenant’s attorneys, who shall in turn be required not to disclose) any information obtained in the course of such Audit, except if and to the extent required by a court of competent jurisdiction. (ii) If Tenant shall have timely delivered the Operating Dispute Notice to Landlord, and the parties shall not be able to resolve such dispute within sixty (60) days thereafter (it being agreed that Landlord shall use commercially reasonable efforts to promptly respond to Tenant’s good faith inquiries in connection with such disputed Annual Statement and (y) such 60-day period shall be extended by the number of days that Landlord fails to respond to a good faith inquiry from Tenant within five (5) Business Days following each such inquiry), then, provided that Tenant shall have theretofore paid to Landlord the full amount shown to be due to Landlord on the disputed Annual Statement, either party may refer the decision of the issue to a reputable, independent firm of certified public accountants selected by Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusive and binding upon the parties. If the parties cannot agree on such independent firm of certified public accountants, such matter can be submitted to Expedited Arbitration in accordance with the provisions of Subsection 11.05B above. The fees and expenses of the certified public accountants involved in such decision shall be borne by the unsuccessful party (and if both parties are partially unsuccessful, the accountants shall apportion the fees and expenses between the parties based on the degree of success of each party). Subject to the provisions of Section 19.08 below, if such dispute is resolved in Tenant’s favor (whether by agreement of the parties, by the independent accounting firm, Expedited Arbitration, or otherwise), Landlord shall either reimburse Tenant for any overpayment or credit the amount of such overpayment against the next monthly installment of the Estimated Payment or Operating Expense Payment or Fixed Rent, as applicable, payable under this Lease (except that, at the expiration of the Lease Term, any such unpaid amounts shall be paid by Landlord to Tenant, provided that Tenant shall not then be in default of any monetary or material non- monetary obligations under this Lease (but subject to the provisions of Section 19.08 below) within thirty (30) days of such resolution. If such dispute is resolved in Tenant’s favor (whether by agreement of the parties, by the independent accounting firm, Expedited Arbitration,, or otherwise) and it is determined or otherwise agreed to by Landlord and Tenant that Tenant was overbilled on an Annual Statement by more than the Dispute Threshold, then Landlord shall either reimburse Tenant (within thirty (30) days after such determination or agreement) for all of Tenant’s reasonable out-of-pocket costs and expenses incurred in connection with the Audit and the resolution of the dispute (including reasonable out-of-pocket fees paid or payable by Tenant to any attorneys, accountants or consultants engaged solely in connection with such Audit and dispute); provided that all such fees shall not exceed twenty percent (20%) of the Dispute Threshold in the aggregate) or credit the amount of such costs and expenses against the next monthly installment of Fixed Rent payable under this Lease. For purposes hereof, the “Dispute Threshold” shall initially mean $75,000, which amount shall be increased at the end of each Operating Year during the Lease Term by the same percentage increase (if any) that the Operating Expenses for such Operating Year increased over the Operating Expenses for the immediately preceding Operating Year. Section 19.05 Nothing contained in this Article 19 or any other provision of this Lease concerning the payment of additional rents shall be construed so as to reduce the Fixed Rent below the amount set forth on Schedule 1-2 attached hereto. Section 19.06 If, at any time during the Lease Term, there shall be (a) a reduction of the Rentable Square Footage of the Demised Premises or (b) an increase in the Rentable Square Footage of the Demised Premises (including as a result of Tenant’s exercise of its Offer Space Option, Expansion Space Options and/or First Refusal Right pursuant to the terms of this Lease), then (i) (A) Tenant’s Tax Share of Taxes thereafter payable by Tenant under Subsection 19.03, and (B) Tenant’s Operating Share of Operating Expenses thereafter payable by Tenant under Subsection 19.04, shall, except as may otherwise be expressly agreed by the parties, be appropriately adjusted -82- NY 78267766v2 to reflect the then aggregate rentable square footage of the Demised Premises and (ii) all references in this Lease to the “Demised Premises” and/or the “FTI Unit”, as applicable, shall be the space then being leased by Tenant in the 7-21 Condominium or the Building. Section 19.07 Except as otherwise expressly provided in this Article 19, any delay or failure by Landlord to render any statement under the provisions of this Article 19 shall not prejudice Landlord’s right hereunder to render such statement for prior or subsequent periods. Except as otherwise expressly provided in this Article 19, any delay or failure by Landlord in making any request or demand for any amount payable by Tenant pursuant to the provisions of this Article 19 shall not constitute a waiver of, or in any way diminish, the continuing obligation of Tenant to make such payment; provided however, that, notwithstanding anything to the contrary in this Article 19, Tenant shall not be responsible for any Tenant’s Operating Payment attributable to any Operating Year, or Tenant’s Tax Payment attributable to any Tax Year, that is first billed to Tenant more than two (2) calendar years after the date of expiration of such Operating Year or Tax Year, as the case may be (unless the reason for the delay in rendering a final bill relating to Operating Expenses or Taxes, as the case may be, is attributable to an act or omission of the governmental (or quasi-governmental) authority or by any public utility company imposing such bill, in which case the foregoing two-year limitation shall commence from the date on which Landlord receives such item, if at all). Except as otherwise provided in Subsection 19.04D above, all statements rendered by Landlord pursuant to the provisions of this Article 19 shall be deemed final and conclusive as to Tenant, unless, within sixty (60) days following rendition of any such statement, Tenant shall, in good faith and with specificity, notify Landlord that such statement contains mathematical error. Subject to the second sentence of this Section 19.07, the obligations of Tenant with respect to any payment required pursuant to the provisions of this Article 19, and Landlord’s reimbursement obligations in accordance with the provisions of this Article 19, shall survive the expiration or sooner termination of the Lease Term. Section 19.08 At any time Tenant is due a refund or credit from Landlord in accordance with the foregoing provisions of this Article 19, if: A. Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of the monetary or material non-monetary obligations of Tenant under this Lease, then Tenant’s right to receive such refund or credit shall be deemed suspended until such time as Tenant shall have cured such default. If Tenant shall have cured such default within the applicable cure period, then Tenant’s right to receive such refund or credit shall be deemed reinstated and shall be credited in accordance with the applicable provisions of this Article 19, or B. (I) an Event of Default has occurred by virtue of Tenant’s failure to cure a default within the specified cure period pursuant to Subsection 19.08A above, or (II) an Event of Default shall have occurred and is continuing, then, in either case, Tenant’s right to receive such refund or credit shall be deemed suspended until such time as Tenant shall have cured such Event of Default and if (a) Tenant cures such Event of Default prior to the EOD Cure Date, and Landlord shall not have terminated this Lease in accordance with Article 15 below by virtue of such Event of Default, and (b) Tenant shall not be in default of any of Tenant’s other obligations under this Lease after notice of such default shall have been given to Tenant in which event Subsection 19.08A above shall apply), then, from and after the subject EOD Cure Date, Tenant’s right to receive such refund or credit shall be deemed reinstated and shall be credited in accordance with the applicable provisions of this Article 19. ARTICLE 20. ELECTRICITY Section 20.01 Subject to the provisions of this Article 20, the provisions of Section 31.17 below and other provisions of this Lease, Landlord shall furnish electricity for use in the Demised Premises twenty-four (24) hours per day, seven (7) days per week through the core electrical closet serving the Demised Premises a capacity (the “Existing Capacity”) equal to six (6) watts per useable square foot, demand load, exclusive of electricity serving the base Building HVAC system. Said electricity shall be furnished to the core electric closets located on each floor of the Demised Premises. Except as otherwise provided herein, Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service shall be changed or shall no longer be available or suitable for Tenant’s requirements, provided that same shall not have -83- NY 78267766v2 been caused by Landlord’s willful misconduct or negligence (except that, with respect to negligence, Landlord shall continue to have no liability to Tenant, if such negligence shall have caused damage covered by the “all risk” insurance policy carried, or required to be carried, by Tenant pursuant to Subsection 8.03B above). Nothing contained in the immediately preceding sentence shall be construed to render Landlord liable for any consequential, punitive or special damages, or to override the waiver of subrogation and release provisions of Section 8.04 hereof. Tenant shall (at Tenant’s own cost and expense) furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, unless Landlord (in Landlord’s discretion) elects to do so, in which case Tenant shall pay, within thirty (30) days after request therefor and as additional rent, to Landlord or Landlord’s designated contractor the then established commercially reasonable charges of Landlord or said contractor, as the case may be, in connection therewith. Section 20.02 A. Subject to the provisions of Section 20.03 below, Tenant’s consumption and demand of all electricity made available to the Demised Premises (including electricity servicing any Tenant’s Supplemental Air-Conditioning System and electricity servicing any supplemental restrooms (as opposed to core restrooms) in the Demised Premises, Dining Facility (including the Dining Equipment), all hot water heaters servicing such bathrooms and Dining Facility (including the Dining Equipment)) (collectively, “Tenant Electricity”) shall be measured by one or more submeters (collectively, the “Submeter”) installed by Landlord at Landlord’s expense in the core electric closets located on each floor of the Demised Premises. Notwithstanding the foregoing, if, in connection with Tenant’s Initial Improvements or any future Alterations, Tenant shall require or wish to install additional electrical panels in said electric closet(s), Tenant shall be permitted to do so at Tenant’s own cost and expense and provided that Tenant shall have obtained Landlord’s prior consent thereto and have otherwise complied with the relevant provisions of Article 5 above, and provided further that any additional submeters required in connection therewith shall be installed, maintained, repaired and replaced by Landlord, at Tenant’s cost and expense. All such additional submeters shall be of the same make and design as the Submeter (if commercially available), and all references hereinafter to the “Submeter” shall be deemed to include said additional submeters. B. Tenant agrees to purchase Tenant Electricity from Landlord or Landlord’s designated agent at terms and rates equal to Landlord’s Electricity Cost (as such term is defined below), plus three percent (3%) thereof, to reimburse Landlord for administrative and maintenance services in connection with supplying, measuring and billing Tenant Electricity and for transmission and transformer losses (“Electricity Additional Rent”). If more than one submeter shall measure Tenant Electricity, then the service rendered through each such submeter shall be totalized and billed in accordance with the foregoing rate as if there were only one submeter measuring Tenant Electricity. Commencing on the Commencement Date (or a sooner date if Tenant accesses the Demised Premises for any use other than the performance of Tenant’s Initial Installations), Tenant shall pay the Electricity Additional Rent within thirty (30) days following the date that such bills shall have been rendered by Landlord therefor. C. For purposes of this Article 20 and the other provisions of this Lease: (i) The term “Landlord’s Electricity Cost” shall mean the average cost per kilowatt hour and cost per kilowatt demand, to Landlord of purchasing electricity for the 7-21 Condominium, including fuel adjustment charges (as determined for each month of the relevant period), rate adjustment charges, sales tax, and/or any other factors used by the public utility furnishing electric service to the 7-21 Condominium (the “Public Utility”) in computing its charges to Landlord, applied to the kilowatt hours of electricity and kilowatts of demand purchased by Landlord during a given period. Landlord reserves the right to change electricity providers at any time. (ii) The term “Electricity Additional Rent” shall have the meaning set forth in Subsection 20.02B above, and Landlord’s determination of such amounts shall be binding and conclusive on Tenant, subject to the provisions of Subsection 20.03E below. D. If the Submeter should fail to properly register or operate at any time during the Lease Term for any reason whatsoever, then, Tenant shall pay for electricity provided to the Demised Premises in accordance with the provisions of Section 20.03 below. -84- NY 78267766v2

Section 20.03 A. Notwithstanding anything to the contrary contained in the provisions of Section 20.02 above, if at any time during the Lease Term (I) the Submeter shall not then be operating (it being agreed that Landlord shall use commercially reasonable efforts with reasonable diligence to repair such meter and, if reasonably necessary, to replace such meter if such meter cannot reasonably be repaired, in either case as soon as reasonably practicable after the Submeter stops working), or (II) if Landlord shall be compelled by the Public Utility or any Legal Requirements (it being agreed that any such compulsion shall include Landlord’s inability to legally collect from Tenant all of the costs incurred by Landlord for Tenant Electricity) to discontinue furnishing electricity to the Demised Premises on a submetered basis (such discontinuance, an “Electricity Discontinuance Event”), then (subject to the provisions of Section 20.05 below) Landlord shall furnish electricity to the Demised Premises as follows. B. For the purposes of this Section 20.03 and 20.05 below: (i) The term “Base Electric Charge” shall mean the amount of $422,520.00 per annum (except during the period which shall begin on the Commencement Date and end on the day immediately preceding the date on which Tenant shall first occupy the Demised Premises for the purpose of conducting Tenant’s business operations therein, during which period the term “Base Electric Charge” shall mean the amount of $241,440.00 per annum) , until such time as Tenant has occupied the Demised Premises for at least twelve (12) months with a functioning Submeter, at which time the Base Electric Charge shall be equal to the cost of Tenant Electricity for the immediately preceding twelve (12) month period as registered on the Submeter prior to the Electricity Discontinuance Event. (ii) The term “Electric Inclusion Factor” shall mean an amount, to be included as a component of Fixed Rent, equal to the sum of the Base Electric Charge plus all increases thereto pursuant to the provisions of this Article 20; it being understood and agreed that at all times the Electric Inclusion Factor shall not be less or more than the amount computed by multiplying Landlord’s Electricity Cost by Tenant’s kilowatt hour and kilowatt demand usage as determined by the estimate of Landlord’s Consultant. C. Landlord and Tenant agree that, during any period in which electricity shall be furnished to the Demised Premises on a “rent inclusion” basis, the annual Fixed Rent shall be increased by an amount equal to the Base Electric Charge, as the same may be adjusted pursuant to the provisions of this Article 20. Tenant acknowledges and agrees that the Base Electric Charge currently represents the amount initially included in the Electric Inclusion Factor to compensate Landlord for the electrical wiring and other installations necessary for, and for Landlord’s obtaining and making available to Tenant, the redistribution of electric energy to the Demised Premises as an additional service, and that such Base Electric Charge component of the Electric Inclusion Factor is subject to adjustment as provided herein based on Tenant’s actual consumption and/or demand of electricity and Landlord’s cost therefor. D. At any time, and from time to time after the Commencement Date (or a sooner date if Tenant accesses the Demised Premises for any use other than the performance of Tenant’s Initial Installations), that electricity shall be furnished to the Demised Premises on a “rent inclusion” basis, Landlord and Landlord’s agents and consultants may survey the electrical fixtures, appliances and equipment located in or servicing the Demised Premises and Tenant’s consumption and demand of electricity therein to (i) ascertain whether Tenant is complying with Tenant’s obligations under this Article 20, and (ii) determine whether the then Electric Inclusion Factor included in Fixed Rent is less or more than the Electric Inclusion Factor computed as a result of said survey, and to adjust the Electric Inclusion Factor component of Fixed Rent in accordance with the following computations: (x) In the case of the first electric survey, if the cost of Tenant’s electric consumption and/or demand shown by the survey shall (I) exceed the initial Electric Inclusion Factor, then the Electric Inclusion Factor component of the Fixed Rent shall be increased by the amount of such excess retroactive to the beginning of the period when electricity shall be furnished to the Demised Premises on a “rent inclusion” basis, or (II) be less than the Electric Inclusion Factor, then the Electric Inclusion Factor component of the Fixed Rent shall be decreased to equal the cost of Tenant’s electric consumption and/or demand shown by the survey retroactive -85- NY 78267766v2 to the beginning of the period when electricity shall be furnished to the Demised Premises on a “rent inclusion” basis; and (y) In the event of the second and subsequent surveys, if the cost of Tenant’s electric consumption and/or demand shown by such survey shall (I) exceed the then Electric Inclusion Factor, then such Electric Inclusion Factor component of Fixed Rent shall be increased by the amount of such excess, effective as of the date on which increases in the connected power load or changes in electric consumption occurred (as determined by Landlord’s electrical consultant (“Landlord’s Consultant”)), or (II) be less than the then Electric Inclusion Factor, then such Electric Inclusion Factor component of Fixed Rent shall be decreased to equal the cost of Tenant’s electric consumption and/or demand shown by the survey, effective as of the date on which decreases in the connected power load or changes in electric consumption occurred (as determined by Landlord’s Consultant) E. The initial amount of each such increase shall be paid by Tenant to Landlord within thirty (30) days after Landlord furnishes Tenant with a statement thereof, and thereafter, such increase shall be added to each of the monthly installments of Fixed Rent. The cost of each survey made pursuant to Subsection 20.03D above shall be borne equally by Landlord and Tenant. The determination of Landlord’s Consultant as to any increase or decrease, as the case may be, in the Fixed Rent based on such average monthly electric energy consumption and/or demand shall be conclusive and binding upon the parties from and after the delivery of a copy of such determination to Landlord and Tenant, unless, within thirty (30) days thereafter, Tenant shall dispute such determination by having an independent reputable electrical consultant, selected and paid for by Tenant (“Tenant’s Consultant”), consult with Landlord or Landlord’s Consultant as to said determination. If the parties or their respective consultants shall agree as to a resolution of said dispute, then such agreement shall be binding upon the parties, or if the difference between them shall be five (5%) percent or less of the determination made by Landlord’s Consultant, then the determination made by Landlord’s Consultant shall be binding upon the parties. If Landlord’s Consultant and Tenant’s Consultant shall not agree within the said five (5%) percent of each other, then Landlord’s Consultant and Tenant’s Consultant shall jointly select a third duly qualified independent, reputable electrical consultant who shall determine the matter and whose decision shall be binding upon both parties with the same force and effect as if a non-appealable judgment had been entered by a court of competent jurisdiction. If Landlord’s Consultant and Tenant’s Consultant shall not agree upon such a third electrical consultant, the matter shall be submitted to Expedited Arbitration pursuant to Section 11.05B hereof. Any charges of such third consultant shall be borne equally by both parties. Notwithstanding the foregoing, until such final determination, Tenant shall pay Fixed Rent to Landlord in accordance with the determination made by Landlord’s Consultant. After such final determination, the parties shall promptly make adjustment for any deficiency owed by Tenant or any overage paid by Tenant. F. If at any time during the Lease Term the electric rate charged by the Public Utility (the “Electric Rate”) shall be increased or decreased by the Public Utility, then, effective as of the date of each such increase or decrease in the Electric Rate, the Electric Inclusion Factor included in the Fixed Rent shall be increased or decreased in proportion to such change in the Electric Rate (as determined by Landlord’s Consultant, whose determination shall be binding and conclusive upon the parties, subject to the provisions of Subsection 20.03E above). In no event, however, shall the Electric Rate be deemed to be reduced below the Electric Rate in effect as of the Commencement Date for purposes of computing the Electric Inclusion Factor. Tenant acknowledges that it is anticipated that electric rates, charges, fees and/or other costs, as well as methods of or rules on billing, may be changed by virtue of time-of-day rates or other methods of billing, and that the references in this Article 20 to changes in the Electric Rate are intended to include any and all such changes. G. At Landlord’s request, the parties shall execute, acknowledge and deliver to each other a supplemental agreement in such form as Landlord shall reasonably require to reflect each change in the Fixed Rent under this Article 20, but each and every such change shall be effective as of the effective date described in the provision under which such change is provided for, even if such agreement shall not be executed and delivered. Section 20.04 Tenant’s use of electricity in the Demised Premises shall not at any time exceed the Existing Capacity. In order to ensure that the Existing Capacity is not exceeded and to avert possible adverse effect upon the Building’s distribution of electricity via the Building’s electric system, if at any time the total connected load of Tenant’s fixtures, appliances and equipment in the Demised Premises shall equal or exceed six (6) watts demand load per useable square foot (exclusive of electricity serving the base Building HVAC systems), then Tenant shall not, without Landlord’s prior consent, make any Alterations to the then existing electric system of the -86- NY 78267766v2

Demised Premises. During the Lease Term, Tenant may distribute the electric capacity within the Demised Premises as Tenant deems necessary or desirable, provided (i) Tenant complies with the provisions of Article 5 above, and (ii) any such changes shall constitute Specialty Alterations. Section 20.05 A. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Demised Premises at any time upon not less than ninety (90) days’ notice to Tenant (or promptly following such later date upon which Landlord receives notice thereof), but only if compelled by the Public Utility or any Legal Requirements, and provided that Landlord also simultaneously terminates the furnishing thereof to all other office tenants in the 7-21 Condominium. If Tenant shall immediately commence and diligently pursue to completion arrangements to obtain electricity from the Public Utility upon receipt of Landlord's notice that Landlord intends to discontinue furnishing electricity to the Demised Premises, then Landlord, to the extent permitted by Legal Requirements, shall postpone such discontinuance for a sufficient amount of time so as to allow Tenant to obtain electricity directly from the Public Utility. If Landlord exercises such right, this Lease shall continue in full force and effect and shall be unaffected thereby, except that, from and after the effective date of such discontinuance, (i) Landlord shall not be obligated to furnish electricity to Tenant (and, if electricity shall, immediately prior to such discontinuance, have been furnished to the Demised Premises on a “rent inclusion” basis, the Fixed Rent payable under this Lease shall be reduced by an amount equal to the Electric Inclusion Factor component of such Fixed Rent), and (ii) Tenant shall be required to submit to Landlord electricity consumption data in a format deemed reasonably acceptable by Landlord. B. If Landlord so discontinues furnishing electricity to Tenant, then Tenant shall, at Tenant’s own cost and expense, promptly arrange to obtain electricity directly from the Public Utility. Such electricity may be furnished to Tenant by means of the then existing Building System feeders, risers and wiring, but only if and to the extent that Landlord, on a non-discriminatory basis with respect to Tenant, determines the same to be available, suitable and safe for such purpose. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity directly from such Public Utility shall be: (x) if located entirely within the Demised Premises, installed and connected by Tenant, at Tenant’s own cost and expense, but only after having received Landlord’s prior consent thereto in accordance with the provisions of Article 5 hereof if required, and Tenant shall thereafter maintain, repair and replace the same, as necessary, at Tenant’s own cost and expense; and (y) if located wholly or in part outside of the Demised Premises, installed, connected and thereafter maintained, repaired and replaced, as necessary, by Landlord, at Tenant’s reasonable cost and expense, which shall be paid as additional rent within thirty (30) days after the rendition of a bill therefor accompanied by reasonable supporting documentation. Only rigid conduit will be allowed in connection with any such installation. Section 20.06 If, pursuant to any Legal Requirement, the amount which Landlord shall be permitted to charge Tenant for the purchase of electricity pursuant to this Article 20 shall be reduced below that which Landlord would otherwise be entitled to charge Tenant hereunder, then Tenant shall pay the difference between such amounts to Landlord as additional rent within thirty (30) days after being billed therefor by Landlord, as compensation for the use of the electrical distribution system in the Building. If any tax shall be imposed on Landlord by any federal, state or municipal authority with respect to electricity furnished to Tenant, then Tenant’s pro rata share of such taxes shall be reimbursed by Tenant to Landlord as additional rent within thirty (30) days after being billed therefor. Section 20.07 If the Public Utility or any Legal Requirement shall institute or require a change in the manner in which electricity is to be furnished or paid for, and such change reasonably necessitates an appropriate modification of this Article 20, Tenant shall promptly execute and deliver to Landlord an instrument reasonably required by Landlord that sets forth such modification; provided, however, that in no event shall the Fixed Rent be reduced to an amount below the amount thereof stated on Schedule 1-2 attached hereto. Tenant agrees to fully and timely comply with all rules and regulations of the Public Utility applicable to Tenant or the Demised Premises. Section 20.08 In the event that, pursuant to any of the provisions of this Article 20, any initial determinations, statements or estimates are made by or on behalf of Landlord (whether such initial determinations, statements or estimates are subject to dispute or not pursuant to the provisions of this Article 20), Tenant shall pay to Landlord the amount(s) set forth on such initial determinations, statements or estimates, as the case may be, until -87- NY 78267766v2 subsequent determinations, statements or estimates are rendered, at which time the parties shall make adjustment for any deficiency owed by Tenant, or any overage paid by Tenant. Section 20.09 Notwithstanding any provisions of this Article 20 and regardless of the manner of service of electricity to the Demised Premises (whether by rent inclusion or submetering, but excluding a situation in which Tenant shall be obtaining electricity directly from the Public Utility pursuant to the provisions of Section 20.05 above), in no event shall the cost to Tenant for electricity to the Demised Premises be less than one hundred three percent (103%) of Landlord’s Electricity Cost. Section 20.10 Any payments due hereunder for less than a calendar year at the commencement or end of the Lease Term shall be equitably prorated. Any delay or failure by Landlord to render any bills or statements under the provisions of this Article 20 shall not prejudice Landlord’s right thereunder to render such bills or statements for prior or subsequent periods. Any delay or failure by Landlord in making any request or demand for any amount payable by Tenant pursuant to the provisions of this Article 20 shall not constitute a waiver of, or in any way diminish, the continuing obligation of Tenant to make such payment. The obligations of Tenant with respect to any payment or increase pursuant to the provisions of this Article 20 shall survive the expiration or sooner termination of the Lease Term. ARTICLE 21. BROKER Section 21.01 Tenant represents and warrants to Landlord that Tenant has not employed, dealt or negotiated with any broker (other than the Designated Broker) in connection with this Lease, and Tenant shall indemnify, protect, defend and hold each Landlord Indemnified Party harmless from and against any and all liability, damage, cost and expense (including reasonable attorneys’ fees and disbursements) arising out of any claim for a fee or commission by any broker (other than the Designated Broker) or other party who communicated or claims to have communicated with Tenant in connection with this Lease. Landlord agrees to pay the Designated Broker’s commission in accordance with separate agreements between Landlord and the Designated Broker. Landlord represents to Tenant that Landlord has not employed, dealt or negotiated with any broker (other than the Designated Broker) in connection with this Lease; it being understood and agreed that mailings by Landlord to brokers with respect to Landlord’s desire to lease the Demised Premises shall not be deemed a breach of the foregoing representation. Landlord shall indemnify and hold each Tenant Indemnified Party harmless from and against any and all liability, damage, cost and expense (including reasonable attorneys’ fees and disbursements) (1) arising out of claims for brokerage commissions or similar fees claimed by (a) the Designated Broker, or (b) any other broker who communicated or claims to have communicated only with Landlord (i.e., and not with Tenant), in each case, with respect to the leasing of the Demised Premises to Tenant, and (2) in the event that Tenant is obligated to indemnify the Board pursuant to the provisions of Article 7 of the Board Consent due to any actions for which Landlord is obligated to indemnify Tenant pursuant to this Article 21 (but only to the extent set forth in this Article 21). ARTICLE 22. SUBORDINATION; NON-DISTURBANCE Section 22.01 Subject to the provisions of Section 22.06 below, this Lease and all of Tenant’s rights hereunder are and shall be subject and subordinate to (i) the priority of every Underlying Lease, the rights of the Overlandlord or Overlandlords under each Underlying Lease, (ii) the Condominium Documents and any other condominium plan or declaration now or hereafter affecting the Building, and any other instruments or rules and regulations promulgated in connection therewith, (iii) any reciprocal easement agreements or any other easements now or hereafter affecting the Building, and (iv) the lien of any Mortgage now or hereafter affecting the real property of which the Demised Premises form a part or any part or parts of such real property, or such real property and other property, or any Underlying Lease, and to each advance made or hereafter to be made under any such Mortgage and to all renewals, modifications, consolidations, replacements, substitutions, spreaders, additions and extensions of any such Underlying Lease and/or Mortgages. The subordination provisions herein contained shall be self-operative, and no further instrument of subordination shall be required. Landlord reserves the right, by notice to -88- NY 78267766v2

Tenant, to determine that the foregoing provisions shall not apply to any or all Mortgages then being and/or thereafter to be made. In confirmation of said subordination, Tenant shall execute and deliver promptly a reasonable instrument that Landlord or that Landlord’s successors-in-interest may reasonably request. Section 22.02 This Lease may be conditionally or otherwise assigned as collateral security by Landlord to a Mortgagee, which assignment may provide that, without Mortgagee’s prior consent, Tenant and Landlord shall not (i) pay or accept the rent or additional rent under the terms of this Lease for more than one month in advance of the due date of such rent or additional rent, or (ii) subject to the terms of any SNDA then in effect, enter into an agreement to amend or modify this Lease, or (iii) voluntarily surrender the Demised Premises (other than pursuant to the express terms of this Lease), terminate this Lease (other than pursuant to the express terms of this Lease) or accelerate the Lease Term without cause, or (iv) assign this Lease or sublet the Demised Premises or any part thereof except in the manner provided under the terms of this Lease. Subject to the terms of any applicable SNDA, any agreement by Landlord to make, perform or furnish any capital improvements or services not related to the possession or use of the Demised Premises by Tenant shall not be binding on any Mortgagee in the event of foreclosure or in the event that a Mortgagee enters upon the Demised Premises pursuant to any security instrument in connection with the mortgage loan. Regardless of whether and to what extent Landlord may have an obligation in connection therewith, until a Mortgagee or such Mortgagee’s successor (as the case may be) shall take actual possession of the Unit(s) in which the Demised Premises are located, such Mortgagee and such Mortgagee’s successor shall not be responsible for any improvements, covenants, contractual obligations or services which Landlord has agreed to make, furnish or perform for Tenant under the terms of this Lease, or for the control, care or management of the Unit(s) in which the Demised Premises are located or any waste committed on the Unit(s) in which the Demised Premises are located by any tenant, or for any dangerous or defective condition of the Unit(s) in which the Demised Premises are located resulting in loss or injury or death to any tenant, licensee or stranger. Section 22.03 Tenant agrees that, unless a Mortgagee shall elect otherwise in the case of a foreclosure of such Mortgage, or unless the Overlandlord of an Underlying Lease to which this Lease is subordinate shall elect otherwise in the case of a cancellation or a termination of such Underlying Lease, neither the cancellation nor termination of any Underlying Lease, nor any foreclosure of a Mortgage affecting the Unit(s) in which the Demised Premises are located, or an Underlying Lease of the Demised Premises, nor the institution of any suit, action, summary or other proceeding against Landlord herein or any successor landlord, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of Tenant hereunder, and upon the request of the Overlandlord of such Underlying Lease, or the holder of such Mortgage, or the purchaser at a sale in foreclosure of such Mortgage, or other person who shall succeed to the interests of Landlord (which such Overlandlord, holder, purchaser or other person is hereafter in this Section referred to as “such successor-in- interest”), Tenant covenants and agrees to attorn to such successor-in-interest and recognize such successor-in- interest as the landlord under this Lease, subject to the terms of any applicable SNDA. Tenant agrees to execute any instrument containing commercially reasonable terms in writing reasonably required by such successor-in-interest whereby Tenant attorns to such successor-in-interest. Subject to the terms of any applicable SNDA, Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event any Underlying Lease terminates or any such Mortgage is foreclosed or any such proceeding is brought by any Overlandlord or the holder of any such Mortgage. Section 22.04 In the event of the occurrence of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make any claim against Landlord for the payment of money, Tenant shall not exercise such right until Tenant shall have given notice of such occurrence to (i) Landlord, (ii) the Board and (iii) each Mortgagee and the Overlandlord of any Underlying Lease, as to whom, and to the last address to which, Tenant has been instructed to give such notice, and subject to the terms of any SNDA, a reasonable period for remedying such act or omission shall have elapsed following the giving of such notices, during which such parties or any of them with reasonable diligence following the giving of such notice, have not commenced and continued to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under any applicable provision of law, nor to obligate any such Mortgagee or Overlandlord to remedy any such act or omission, subject to the terms of any applicable SNDA. In the event of any inconsistency between the terms of this Article 22 and any SNDA, the terms of such SNDA shall govern with respect to the Mortgagee or Overlandlord thereunder. -89- NY 78267766v2

Section 22.05 If a Mortgagee or prospective mortgagee shall request modifications to this Lease, Tenant shall not unreasonably withhold or delay Tenant’s consent thereto, provided that such modifications shall not (a) increase the monetary obligations of Tenant hereunder, (b) increase the non-monetary obligations, or decrease the rights, of Tenant hereunder (other than to a de minimis extent), or (c) adversely affect the leasehold interest hereby created (other than to a de minimis extent). Subject to the terms of any SNDA, in no event shall a requirement that the consent of any such Mortgagee or prospective mortgagee be given for any modification of this Lease, or for any assignment or sublease, be deemed to adversely affect the leasehold interest hereby created. Section 22.06 A. On the Effective Date, Landlord shall deliver to Tenant, in recordable form, a “subordination, non-disturbance and attornment” agreement from the Existing Lender (the “Mortgagee SNDA”) substantially in the form attached hereto as Exhibit “J”, executed by the Existing Lender; it being agreed, however, that the Existing Lender may require that such Mortgagee SNDA be first executed and delivered by Tenant to the Existing Lender and, subject to the following sentence, then be executed and delivered by Existing Lender to Tenant after the Effective Date. If Landlord shall fail to deliver to Tenant such fully executed original Mortgagee SNDA within twenty (20) days after the Effective Date, then as Tenant’s sole and exclusive remedy, Tenant shall have the right to terminate this Lease by delivering notice to Landlord thereof. In the event that Tenant terminates this Lease as aforesaid, (i) this Lease shall be deemed canceled and terminated effective as of the Termination Option Date, and (ii) except with respect to obligations expressly stated to survive the expiration or sooner termination of this Lease, neither party shall have any further obligations to the other under this Lease. B. On the Effective Date, Landlord shall deliver to Tenant, in recordable form, an SNDA from the Board as provided in Article 18 of the Declaration (the “Board SNDA”) substantially in the form attached hereto as Exhibit “I”, executed by the Board; it being agreed, however, that the Board may require that such Board SNDA be first executed and delivered by Tenant to the Board and, subject to the following sentence, then be executed and delivered by the Board to Tenant after the Effective Date. If Landlord shall fail to deliver to Tenant such fully executed original Board SNDA within twenty (20) days after the Effective Date, then as Tenant’s sole and exclusive remedy, Tenant shall have the right to terminate this Lease by delivering notice to Landlord thereof. In the event that Tenant terminates this Lease as aforesaid, (i) this Lease shall be deemed canceled and terminated effective as of the Termination Option Date, and (ii) except with respect to obligations expressly stated to survive the expiration or sooner termination of this Lease, neither party shall have any further obligations to the other under this Lease. C. Notwithstanding anything to the contrary contained in this Article 22, this Lease shall not be subject or subordinate to (I) the lien of any hereafter placed Mortgage or (II) the priority of any hereafter placed Underlying Lease, unless Tenant shall receive a “subordination, non-disturbance and attornment” agreement (an “SNDA”) from the holder of any Mortgage hereafter encumbering the Unit(s) in which the Demised Premises are located or from the Overlandlord of any Underlying Lease hereafter affecting the 7-21 Condominium, in such form as may be required by any such Mortgagee or Overlandlord (provided that the same shall be in a commercially reasonable form), which shall provide in substance that, so long as Tenant is not in default with respect to any of Tenant’s monetary or material non-monetary obligations under this Lease after notice and the expiration of the applicable cure period: (a) Tenant shall not be joined as a party defendant (unless required by applicable law) (i) in any action or proceeding which may be instituted or taken by any Overlandlord for the purpose of enforcing any rights given to such Overlandlord under its Underlying Lease (including terminating the Underlying Lease by reason of any default thereunder), or (ii) in any foreclosure action or other proceeding which may be instituted by any Mortgagee, and (b) Tenant shall not be evicted from the Demised Premises, nor shall Tenant’s leasehold estate or right to possession of the Demised Premises be terminated or disturbed, by reason of any default under any Underlying Lease or Mortgage, or by reason of any foreclosure of any Mortgage or termination of any Underlying Lease. For the avoidance of doubt, a “non-disturbance” agreement that is substantially similar in terms of the protections, rights and obligations of Tenant to the Mortgagee SNDA shall be deemed to be a commercially reasonable form (it being agreed that a non-disturbance agreement from a landlord under an Underlying Lease may, however, be appropriately adapted to address that it applies to an Underlying Lease (as opposed to a Mortgage), namely that if an Underlying Lease terminates, then the Overlandlord will not evict Tenant, disturb Tenant's possession under the Lease, or terminate or disturb Tenant’s leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Overlandlord on the same terms and conditions as are contained in this Lease, but -90- NY 78267766v2 shall otherwise be required to be substantially similar to the Mortgagee SNDA in terms of the protections, rights and obligations of Tenant thereunder). Any non-disturbance agreement may also provide that Tenant will, at the option of any Mortgagee or the Overlandlord under any Underlying Lease, either (x) attorn to such Mortgagee or Overlandlord and perform for such Mortgagee’s or Overlandlord’s benefit all of the terms, covenants and conditions to be performed by Tenant under this Lease, or (y) enter into a new lease with the Overlandlord under the Underlying Lease or any Mortgagee or their respective successors or assigns for the balance of the Lease Term on the same terms and conditions as are contained in this Lease. If Tenant shall not execute and deliver to a Mortgagee or Overlandlord (as the case may be) such SNDA, then this Lease and all of Tenant’s rights hereunder shall nonetheless be subject and subordinate to the relevant Mortgage or Underlying Lease. Landlord shall have no liability to Tenant if Tenant shall not receive an SNDA, nor shall the same relieve or release Tenant from any of the obligations of Tenant under this Lease, but if Landlord fails to deliver an SNDA (including the Mortgagee SNDA) to Tenant, then this Lease shall not be subject or subordinate to such Mortgage or Underlying Lease, except as set forth in the preceding sentence. Landlord hereby represents, as of the Effective Date, that (i) there is no Mortgage other than the Mortgage made to Landlord by the Existing Lender, and (ii) there is no Underlying Lease. ARTICLE 23. ESTOPPEL CERTIFICATE; DELIVERY OF FINANCIALS Section 23.01 A. At any time and from time to time during the Lease Term, Tenant shall, within fifteen (15) days after request by Landlord, execute, acknowledge and deliver to Landlord a statement addressed to Landlord and/or to such other party(ies) as Landlord may designate (the “Estoppel Certificate”): (i) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the Fixed Rent and additional rent have been paid (or that no Fixed Rent and/or additional charges have yet become payable or been paid), (iii) stating whether or not, to the best knowledge of the signer of such certificate, there exists any default by Landlord in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, and (iv) setting forth such other information as Landlord may reasonably request concerning this Lease; it being intended that any Estoppel Certificate delivered pursuant to this Section 23.01 may be relied upon by Landlord or by a purchaser of Landlord’s interest, and by any Mortgagee, or prospective mortgagee affecting the FTI Units, and by any Overlandlord or prospective Overlandlord under any Underlying Lease, and by any mortgagee or prospective mortgagee of any Underlying Lease. B. If Tenant fails to deliver the Estoppel Certificate within fifteen (15) days after Landlord’s request therefor, such failure shall constitute a waiver by Tenant of any defaults on Landlord’s part under this Lease and a waiver of enforceability by Tenant of any modification of this Lease, as against any person above described entitled to rely upon such statement, but without limiting any rights and remedies available to Landlord by reason of such failure., provided that Landlord shall have delivered to Tenant an additional copy of the requested Estoppel Certificate together with a notice bearing the following legend typed in bold, capital letters at the top: “IF TENANT SHALL FAIL TO RETURN THIS ESTOPPEL CERTIFICATE TO LANDLORD WITHIN SEVEN (7) DAYS AFTER TENANT’S RECEIPT OF THIS SECOND REQUEST THEREFOR, TENANT SHALL HAVE WAIVED ANY DEFAULTS ON LANDLORD’S PART UNDER THE LEASE AND SUCH FAILURE SHALL CONSTITUTE A WAIVER OF ENFORCEABILITY BY TENANT OF ANY MODIFICATION OF THE LEASE, AS AGAINST ANY PERSON ABOVE DESCRIBED ENTITLED TO RELY UPON SUCH STATEMENT, BUT WITHOUT LIMITING ANY RIGHTS AND REMEDIES AVAILABLE TO LANDLORD BY REASON OF SUCH FAILURE.” Nothing contained herein shall limit Tenant’s rights with respect to any breach by Landlord of its obligations under this Lease to the extent such breach continues beyond the deemed delivery date of the Estoppel Certificate. Section 23.02 Landlord agrees, in connection with any proposed assignment of this Lease or subletting of the Demised Premises by Tenant, or in connection with a Tenant financing or any other request by Tenant (which other request may not be made more than two (2) times in any calendar year), upon not less than fifteen (15) days prior notice by Tenant, to execute, acknowledge and deliver to Tenant a statement addressed to Tenant and/or the -91- NY 78267766v2 party designated by Tenant, as the case may be: (i) certifying that this Lease is then in full force and effect and has not been modified (or if modified, that the same is in full force and effect as modified and stating the modifications), (ii) setting forth the dates to which the Fixed Rent and additional rent have been paid (or that no Fixed Rent and/or additional charges have yet become payable or been paid), (iii) stating whether or not, to the best knowledge of Landlord, Tenant is in default under the Lease, and, if Tenant is in default, identifying each such default of which Landlord has knowledge (if any), and (iv) setting forth such other information concerning this Lease as Tenant may reasonably request; it being intended that any such statement delivered pursuant to this Section 23.02 may be relied upon by Tenant or by such Tenant designee. Landlord agrees, upon request from Tenant, to request an estoppel certificate from the Board in accordance with Article 29 of the Declaration. Tenant shall pay all of Landlord’s and the Board’s reasonable and actual out-of-pocket costs (including reasonable attorneys’ fees and disbursements) incurred in connection with such request and the Board’s delivery of such estoppel certificate. Section 23.03 Upon Landlord's request (but not more than twice in any calendar year during the Lease Term), Tenant shall, within ten (10) Business Days from the date of such request, deliver to Landlord a copy of Tenant’s most recent audited financial statement or, if no audited financial statement is available, such financial information which customarily and reasonably is required to determine the financial condition of Tenant, provided (i) such request is in connection with a prospective sale, financing or refinancing of the 7-21 Condominium or requested by an Overlandlord or Mortgagee and (ii) Landlord and any third party that shall receive a copy of such financial statement (such parties to be limited solely to prospective buyers or current or prospective lenders and their respective attorneys, accountants and consultants) shall execute and deliver a confidentiality agreement in form and in substance reasonably acceptable to Landlord and Tenant prior to delivery of such financial statement. Notwithstanding the foregoing, provided Tenant is a publicly-traded entity which provides regular public financial disclosures in accordance with regulations promulgated by the Securities and Exchange Commission, and Tenant complies with such all such regulations with respect to the filing of its financial reports, Landlord shall rely exclusively on such public disclosures and Tenant shall not be required to provide any additional financial information to Landlord for any reason whatsoever. ARTICLE 24. LEGAL PROCEEDINGS Section 24.01 If Tenant or Landlord shall bring any action or suit for any relief against the other, declaratory or otherwise, arising out of this Lease or Tenant’s occupancy of the Demised Premises, the parties hereto agree to and hereby waive any right to a trial by jury. Section 24.02 This Lease shall be governed in all respects by the laws of the State of New York, as the same may from time to time exist, without giving effect to the principles of conflicts of laws. Tenant (on behalf of Tenant and any assignees, subtenant or other occupants of Tenant) and Landlord hereby expressly consent to jurisdiction in the Civil Court of the City of New York and the Supreme Court of the State of New York in any action or proceeding arising out of this Lease, and each such party agrees that venue shall lie in New York County. Tenant on behalf of Tenant and any assignees, subtenant or other occupants of Tenant) further waives any and all rights to commence any such action or proceeding against Landlord before any other court. If Tenant at any time during the Lease Term shall not be a New York partnership or a New York corporation or a foreign corporation qualified to do business in New York State, Tenant shall deliver notice to Landlord designating an agent located in New York County (together with such agent’s address) for service under the laws of the State of New York for the entry of a personal judgment against Tenant. Tenant, by notice to Landlord, shall have the right to change Tenant’s designation of such agent, provided that at all times there shall be an agent in New York County for such service. In the event of any revocation (or attempted revocation) by Tenant of such agency, the same shall be void and have no force or effect unless and until a new agent shall have been designated for service and Tenant shall have notified Landlord thereof (together with such new agent’s address). If any such agency designation shall require a filing in the office of the Clerk of the County of New York, the same shall be promptly accomplished by Tenant, at Tenant’s expense, and a certified copy thereof shall thereupon be transmitted by Tenant to Landlord. -92- NY 78267766v2

ARTICLE 25. SURRENDER Section 25.01 Tenant shall, at the expiration or sooner termination of the Lease Term (either, as applicable, being referred to herein as the “Surrender Date”), quit and surrender to Landlord the Demised Premises, broom clean and in the condition required under this Lease, reasonable wear and tear and damage by fire or other casualty, and damage for which Tenant is not responsible under this Lease excepted, and shall deliver all keys to and for the Demised Premises to Landlord, and shall inform Landlord of all combinations of locks, safes and vaults, if any, located (and permitted by Landlord to remain) in the Demised Premises. Except as otherwise expressly provided elsewhere in this Lease, Tenant shall, on or before the Surrender Date, remove all of Tenant’s Movable Property and any Specialty Alterations from the Demised Premises and shall promptly repair (in accordance with the applicable provisions of Article 5 above) any damage to the Demised Premises caused by the installation and/or removal of such property. Section 25.02 A. If the Demised Premises shall not be surrendered on the Surrender Date, Tenant shall pay to Landlord as use and occupancy for each month or fraction thereof during which Tenant fails to surrender the Demised Premises to Landlord in accordance with the provisions of Section 25.01 hereof from and after the Surrender Date (the “Continued Occupancy Period”) an amount of money (the “Occupancy Payment”) equal to (i) for the first sixty (60) days immediately following the Surrender Date, one hundred twenty-five (125%) percent of one twelfth (1/12) of the Fixed Rent and Recurring Additional Rent due or payable by Tenant during the twelve (12) months immediately preceding the Surrender Date, and (ii) from and after the sixty-first (61st) day immediately following the Surrender Date, one hundred fifty (150%) percent of one twelfth (1/12) of the Fixed Rent and Recurring Additional Rent due or payable by Tenant during the twelve (12) months immediately preceding the Surrender Date. Tenant shall make the Occupancy Payment, without notice or previous demand therefor, on the first day of each and every month during the Continued Occupancy Period. B. In addition to making all required Occupancy Payments, Tenant shall, in the event of Tenant’s failure to surrender the Demised Premises on the Damages Date as and in the manner aforesaid, also indemnify and hold Landlord harmless from and against any and all cost, expense, damage, claim, loss or liability resulting from any delay or failure by Tenant in so surrendering the Demised Premises, including (i) any consequential damages suffered by Landlord from any claims made by any succeeding occupant founded on such delay or failure, and (ii) any and all reasonable attorneys’ fees, disbursements and court costs incurred by Landlord in connection with any of the foregoing. For the purposes hereof, the term “Damages Date” shall mean the one hundred eightieth (180th) day after the Surrender Date. C. The receipt and acceptance by Landlord of all or any portion of the Occupancy Payment shall not be deemed a waiver or acceptance by Landlord of Tenant’s breach of Tenant’s covenants and agreements under this Article 25, or a waiver by Landlord of Landlord’s right to institute any summary holdover proceedings against Tenant, or a waiver by Landlord of Landlord’s rights to enforce any of Landlord’s rights, or pursue any of Landlord’s remedies against Tenant in such event as provided for in this Lease or under Legal Requirements. Section 25.03 Except with respect to a renewal of the Lease Term in accordance with the provisions of Article 34 hereof, it is expressly understood and agreed that there can be no extension of the Lease Term unless said extension is reduced to writing and agreed to by Landlord. No verbal statement or unsigned writing shall be deemed to extend the Lease Term, and Tenant hereby agrees that any improvements Tenant shall make to the Demised Premises in reliance upon any extension of the Lease Term given verbally or by an unsigned writing shall be at Tenant’s peril. Section 25.04 Intentionally omitted. Section 25.05 Tenant expressly waives, for itself and for any person claiming by, through or under Tenant, any rights which Tenant or any such persons may have under the provisions of Section 2201 of the New -93- NY 78267766v2

York Civil Practice Law and Rules, and of any successor law of like import then in force, in connection with any summary holdover proceedings which Landlord may institute to enforce the provisions of this Article 25. Section 25.06 Each and every one of Tenant’s obligations set forth in this Article 25 (including the indemnity) shall survive the expiration or other termination of the Lease Term. ARTICLE 26. RULES AND REGULATIONS Section 26.01 Subject to the terms of this Section 26.01, Tenant shall, and shall cause all Persons Within Tenant’s Control to, comply with: (i) all of the rules and regulations set forth on Exhibit “F” annexed hereto and made a part hereof, and (ii) such additional rules and regulations as Landlord or the Board may, at any time or from time to time hereafter, reasonably make and communicate to Tenant, which, in the reasonable judgment of Landlord or the Board (if applicable), shall be necessary or desirable for the reputation, safety, care or appearance of the 7-21 Condominium, the Building and Building Systems, or the preservation of good order therein, or the operation or maintenance of the 7-21 Condominium, the Building and Building Systems, or the comfort of tenants or others in the 7-21 Condominium or the Building (collectively, the “Rules and Regulations”). Subject to the Board SNDA and the Board Consent, in the case of any conflict or inconsistency between the provisions of this Lease and any rules or regulations of the Board, the provisions of such Board enacted rules or regulations shall control. In the case of any conflict between the provisions of this Lease and any such rules or regulations of Landlord, the provisions of this Lease shall control. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant, except that Landlord agrees not to enforce the Rules and Regulations against Tenant in a discriminatory manner. Landlord shall not be liable to Tenant for violation of the Rules and Regulations that by any other tenant, or by any other tenant’s servants, employees, agents, visitors, invitees, subtenants or licensees; provided, however, that if any other tenant or occupant of any portion of the Building owned by Landlord shall violate any of the Rules and Regulations and such violation materially adversely affects Tenant’s conduct of business in the Demised Premises, Landlord shall, upon Tenant’s request, use commercially reasonable efforts to cause such tenant or occupant to comply therewith. Landlord may, from time to time during the Lease Term, make reasonable changes, modifications, amendments and additions to the Rules and Regulations; provided, however, that any such change, modification, amendment or addition shall not adversely affect the ordinary conduct of Tenant’s business in (or use of) the Demised Premises or decrease the rights of Tenant hereunder, in each case beyond a de minimis extent. Nothing contained above shall prohibit or restrict Landlord or the Board from making reasonable changes, modifications, amendments and additions to the Rules and Regulations that are substantially similar to rules and regulations then being enacted in Comparable Buildings (including those relating to COVID-19) and applicable to all tenants and occupants of the Building and the same shall be deemed not to adversely affect the ordinary conduct of Tenant’s business in (or use of) the Demised Premises or decrease the rights of Tenant hereunder. In the event that Tenant shall dispute the reasonableness of any modification, addition or change to the Rules and Regulations made or adopted by Landlord from and after the Effective Date, the parties hereto agree to submit such dispute to Expedited Arbitration pursuant to Section 11.05B hereof. The right to dispute the reasonableness of any modification, amendment, addition or change to the Rules and Regulations by Tenant shall be deemed waived unless the same shall be asserted by service of a notice upon Landlord within thirty (30) days after the giving of notice thereof to Tenant. ARTICLE 27. PERSONS BOUND Section 27.01 The covenants, agreements, terms, provisions and conditions of this Lease shall bind and inure to the benefit of the respective heirs, distributees, executors, administrators, successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 10 shall operate to vest any rights in any successor, assignee or legal representative of Tenant, and that the provisions of this Article 27 shall not be construed as modifying the conditions of limitation contained in Article 14 and Article 15. The term “Landlord” as used in this Lease shall mean the owner of the Building at the time in question, and it is agreed that the covenants and -94- NY 78267766v2 obligations of Landlord under this Lease arising from and after the effective date of any sale, assignment or transfer of Landlord’s interest in the Building and under this Lease by operation of law or otherwise (provided that such transferee shall assume in writing such covenants, conditions and agreements that accrue during the period such transferee is the holder of Landlord’s interest under this Lease); but such covenants, conditions and agreements arising from and after the effective date of such sale, assignment or transfer shall be binding upon each new owner, tenant under the ground or underlying lease, or mortgagee in possession for the time being of the Building, until again sold, assigned or transferred. A lease of Landlord’s interest shall be deemed a transfer within the meaning of this Article 27. For the avoidance of doubt, in no event shall Landlord sell, assign or otherwise transfer its fee interest in any one of the Units that then constitute the Demised Premises under this Lease individually (or any part thereof) without also selling, assigning or otherwise transferring its fee interest in the remaining Units that then constitute the Demised Premises to the same transferee, it being understood that it is the intention of the parties that at all times during the Lease Term all such Units constituting the Demised Premises hereunder shall remain under a single ownership. Section 27.02 Notwithstanding anything to the contrary provided or implied elsewhere in this Lease, Tenant agrees that there shall be no personal liability on the part of Landlord arising out of any default by Landlord under this Lease, and that Tenant (and any person claiming by, through or under Tenant) shall look solely to Landlord’s interest in and to the 7-21 Condominium and the rents, proceeds and profits therefrom (as well as any net sale, financing (of whatever type) and condemnation proceeds, arising therefrom) for the enforcement and satisfaction of any right of Tenant arising out of this Lease, and that Tenant shall not enforce any judgment or other judicial decree requiring the payment of money by Landlord against any other property or assets of Landlord, and at no time shall any other property or assets of Landlord, or of Landlord’s principals, partners, members, shareholders, directors or officers, be subject to levy, execution, attachment or other enforcement procedure for the satisfaction of Tenant’s (or such person’s) remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant’s use or occupancy of the Demised Premises. Section 27.03 The parties hereto agree that the person executing and delivering this Lease on behalf of Tenant is doing so as an officer of Tenant only and not in his/her personal capacities. Notwithstanding anything to the contrary contained in this Lease, Landlord, for itself and its successors and assigns, agrees that no incorporator of Tenant, subscriber to Tenant’s capital stock, shareholder, employee, agent, officer or director, past, present or future, of any corporation, or any partner, member or joint venturer of any partnership, limited liability company or joint venture which shall be Tenant hereunder shall have any personal liability for satisfaction of any claim or demand of whatsoever nature under or with respect to this Lease and no recourse shall be had by Landlord against any of the foregoing for the satisfaction of Landlord’s (or such person’s) remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant’s use or occupancy of the Demised Premises. ARTICLE 28. NOTICES Section 28.01 In order for the same to be effective, each and every notice, request, demand or other communication or instrument permitted or required to be given by the terms and provisions of this Lease, or by any Legal Requirement, either by Landlord to Tenant or by Tenant to Landlord (any of the foregoing being referred to in this Article 28 as a “Notice”), shall be given in writing, in the manner provided in this Section 28.01, unless expressly provided otherwise elsewhere in this Lease. All Notices shall be delivered by hand or by a nationally recognized overnight courier, and shall be deemed to have been delivered on the date of receipt thereof (or the date that such receipt is refused, if applicable). In the case of Notices given by Landlord to Tenant, any such Notice shall be addressed to Tenant at the Demised Premises to the attention of Office Manager, with a copy addressed to the attention of Global Real Estate, and (except for Notices given with respect to Building operations and services) at the address as stated on the first page of this Lease, with copies of all default and termination Notices only to: DLA Piper LLP, 1251 Avenue of the Americas, New York, New York 10020, Attention: Chris M. Smith, Esq. In the case of Notices given by Tenant to the Board, any such Notice shall be addressed to the Board as follows: The Board of Managers of The 1166 A of A Condominium, c/o CBRE, 1166 Avenue of the Americas, New York, New York 10036. In the case of Notices given by Tenant to Landlord, any such Notice shall be addressed to Landlord as follows: 1166 LLC, c/o Edward J. Minskoff Equities, Inc., 1325 Avenue of the Americas, 23rd Floor, New York, New York 10019, Attention: Chief Financial Officer, and with an additional copy to: Stroock & Stroock & Lavan -95- NY 78267766v2

LLP, 180 Maiden Lane, New York, New York 10038, Attention: Trevor T. Adler, Esq., and with copies thereof delivered as aforesaid to parties designated in accordance with Section 22.04. Either party may, by Notice as aforesaid, designate a different address or addresses for Notices. Landlord shall have the right to designate a managing agent who may give Notices to Tenant on behalf of Landlord which Notices shall be deemed to have been given by Landlord hereunder. Notices may also be given on behalf of Landlord by Landlord’s attorneys. ARTICLE 29. PARTNERSHIP TENANT Section 29.01 If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant’s interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 10 (any such partnership and such persons being referred to in this Article as “Partnership Tenant”), the following provisions of this Section 29.01 shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any instrument which may hereafter be executed changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant, (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant shall be binding upon Partnership Tenant, (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed, (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form reasonably satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed (but neither Landlord’s failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of clause (iv) of this Section 29.01), and (vi) on each anniversary of the Commencement Date, Partnership Tenant shall deliver to Landlord a list of the names of all partners and their then current residential addresses. ARTICLE 30. NO WAIVER; ENTIRE AGREEMENT Section 30.01 The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant, agreement, term, provision or condition of this Lease, or any of the Rules and Regulations, shall not constitute a waiver thereof, and Landlord or (except as otherwise provided in this Lease) Tenant, as the case may be, shall have all remedies provided herein and by applicable Legal Requirements with respect to any subsequent act which would have originally constituted a violation hereunder. The receipt by Landlord of Fixed Rent and/or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver shall be in writing signed by Landlord or Tenant, as the case may be. Tenant and Landlord hereby expressly waive any right that such party might otherwise have to raise or assert by reason of the aforesaid failure of the other party to enforce rights, seek redress or insist upon strict performance, or, with respect to Tenant, the aforesaid receipt by Landlord of Fixed Rent and/or additional rent, as a basis for any defense or counterclaim in any legal, equitable or other proceeding in which such party shall seek to enforce any rights, covenants or conditions under this Lease. Except as otherwise expressly provided in this Lease, the remedies provided in this Lease shall be cumulative and shall not in any way abridge, modify or preclude any other rights or remedies to which Landlord or Tenant may be entitled under this Lease, at law or in equity. Without limiting the generality of the foregoing, Tenant expressly agrees that, upon the occurrence of an Event of Default, Landlord shall be entitled to exercise all of the rights set forth in Article 15 above (including the right to terminate this Lease), notwithstanding that this Lease provides that Landlord may cure the default or otherwise perform the obligation of Tenant which gave rise to such Event of Default, and regardless of whether Landlord shall have effected such cure or performed such obligation. The receipt and retention by Landlord of Fixed Rent or additional rent from any person other than Tenant shall not be deemed a waiver by Landlord of any -96- NY 78267766v2 breach by Tenant of any covenant, agreement, term, provision or condition contained in this Lease, or the acceptance of such other person as a tenant, or a release of Tenant from the further performance of the covenants, agreements, terms, provisions and conditions contained in this Lease. Section 30.02 This Lease, with the schedules, riders and exhibits, if any, annexed hereto, contains the entire agreement between Landlord and Tenant, and any agreement heretofore made shall be deemed merged herein. Any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect a surrender or abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by both Landlord and Tenant. All of the schedules, riders and exhibits, if any, annexed hereto are incorporated herein and made a part hereof as though fully set forth herein. If Tenant shall have any right to an extension or renewal of the Lease Term, or any right to lease other space from Landlord, Landlord’s exercise of any Landlord’s right to terminate this Lease pursuant to the terms of this Lease shall operate, ipso facto, to terminate such renewal, extension or other right, whether or not theretofore exercised by Tenant. Section 30.03 No act or thing done by Landlord or Landlord’s agents during the Lease Term shall be deemed to constitute an eviction by Landlord, or be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord’s agents shall not operate as a termination of this Lease or a surrender of the Demised Premises. In the event that Tenant at any time shall desire to have Landlord sublet the Demised Premises for Tenant’s account, Landlord or Landlord’s agents are authorized to receive said keys for such purposes without releasing Tenant from any of Tenant’s obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant’s property in connection with such subletting. ARTICLE 31. MISCELLANEOUS PROVISIONS Section 31.01 Tenant represents that Tenant has inspected the Demised Premises, and (except as may be otherwise expressly set forth elsewhere in this Lease, including in Article 2) agrees to take same in its existing condition “as is” and “where is” on the Commencement Date. Tenant agrees that neither Landlord, nor any broker, agent, employee or representative of Landlord nor any other party, has made, and Tenant does not rely on, any representations, warranties or promises with respect to the 7-21 Condominium, the Building, the Land, the Demised Premises or this Lease, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Landlord makes no representation as to the design, construction, development or use of the Land, the Building or the 7-21 Condominium, except as may be expressly set forth in this Lease. Section 31.02 The Table of Contents and Article headings of this Lease are included for convenience only, and shall not limit or define the meaning or content hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require. The terms “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular Article or Section, unless expressly so stated. The term “and/or”, when applied to two or more matters or things, shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question. The term “person” shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity, unless expressly otherwise stated. An “affiliate” of any person or entity shall mean any person which controls or is controlled by, or is under common control with, such person or entity, with the word “control” (and, correspondingly, “controlled by” and “under common control with”), as used with respect to any person, meaning the possession of the power to direct or cause the direction of the management and policies of such person. The rule of “ejusdem generis” shall not apply in or to the construction of any term of this Lease. Section 31.03 If the term “Tenant”, as used in this Lease, refers or shall refer to more than one person, then, as used in this Lease, said term shall be deemed to include all of such persons or any one of them. The term “Tenant” shall mean the Tenant herein named or any assignee or other successor-in-interest (immediate or remote) -97- NY 78267766v2 of the Tenant herein named, or assignee or other successor-in-interest thereof, which at the time in question is the owner of the Tenant’s leasehold estate granted by this Lease; but, except as otherwise set forth in this Lease, the foregoing provisions of this Section 31.03 shall not be construed to permit any assignment of this Lease or to relieve the Tenant herein named or any assignee or other successor-in-interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of each and every one of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease. Section 31.04 A. Except as otherwise expressly provided in this Section 31.04, Tenant shall not display or erect any lettering, signs, advertisement, posters, displays, or awnings (collectively, “Signs”) outside of the Demised Premises without obtaining Landlord’s and (if required under the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s prior approval thereto (with such approval to be granted, withheld or conditioned in the Board’s or Landlord’s sole discretion, except as otherwise expressly provided in this Section 31.04). Subject to Tenant obtaining Landlord’s and (if required under the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s approval as to the precise location, dimensions and motif thereof (which Landlord’s approval shall not be unreasonably withheld, conditioned or delayed, provided that if such Signs consist solely of the initially named Tenant’s name and/or logo, such consent shall be granted by Landlord), Tenant shall have the right (at Tenant’s expense) to install Signs appropriate for premises in a Comparable Building (that contain Tenant’s name and/or logo) on Tenant’s entrance to the Demised Premises (and on or adjacent to the exterior doors of the Demised Premises) and in the elevator lobby on each full floor of the Demised Premises. Subject to (i) Tenant’s compliance with all applicable Legal Requirements, and (ii) obtaining Landlord’s approval with respect to a Final Sign Plan (which approval shall not be unreasonably withheld, conditioned or delayed, provided that if such Signs are of a size, color, material and other features and components consistent with the overall design of the other Signs on the Building’s entrances and consist solely of the initially named Tenant’s name and/or logo, such consent shall be granted by Landlord), and provided that (a) FTI Consulting Inc. (“FTI”) shall then actually and physically occupy at least two (2) full floors of the 7-21 Condominium (including occupancy by permitted Desk Sharing Entities), and (b) Tenant shall not then be in default of any monetary or material non-monetary obligations of Tenant under this Lease (after notice of such default has been given to Tenant, subject to the provisions of Subsection 31.04B below) and no Event of Default shall have occurred that is then continuing (subject to the provisions of Subsection 31.04B below), FTI shall have the non-exclusive right to install (subject to the receipt of any necessary Board approvals if required under the Condominium Documents, but subject to the Board SNDA and the Board Consent), at Tenant’s own cost and expense, Tenant’s standard identification signage containing FTI’s name and/or logo on the Building’s 45th Street and 46th Street entrances only, as more particularly set forth on Exhibit “H-1” annexed hereto, and in accordance with the specifications and criteria for the six (6) inch high logo on granite signage set forth on Exhibit “H-2” annexed hereto (the “Street Entrance Sign”); it being agreed and understood that the ten (10) inch high sign illustrated thereon shall not apply to Tenant. In no event shall Tenant erect any Signs on the façade or any exterior portion of the Building, other than the Street Entrance Sign in accordance with the provisions of this Subsection 31.04A, or any so-called “neon” signs in the Demised Premises. In addition to complying with all of the terms and conditions of Article 5 of this Lease, to the extent required hereunder, Tenant shall submit to Landlord a detailed sketch of any Signs showing the proposed signage and the materials and means and methods of attachment and installation therefor (each, a “Final Sign Plan”), and, if approved by Landlord, the same shall not be altered in any manner whatsoever without first obtaining Landlord’s (and the Board’s, to the extent required under the Condominium Documents) prior consent for such proposed change in accordance with the foregoing provisions of this Subsection 31.04A. Tenant shall maintain all such Signs at Tenant’s own cost and expense, in good order and condition, and in accordance with all of the terms and provisions of this Lease. All Signs shall be removed by Tenant upon the expiration or sooner termination of the Lease Term, and Tenant shall promptly repair, at Tenant’s own cost and expense, any damage to the Demised Premises and/or other portions of the Building (including any exterior portions) caused by the installation, maintenance or removal of such Signs. Tenant shall defend, indemnify and hold Landlord, the Board (subject to the Board SNDA and the Board Consent) and Landlord’s and the Board’s (subject to the Board SNDA and the Board Consent) agents and employees harmless from and against all liability, loss, damage or expense (including reasonable attorney's fees and other expenses) that such party may suffer or incur by reason of the installation, maintenance or removal of such Signs; provided, however, that in no event shall such indemnification by Tenant include any claims made by another tenant, subtenant or occupant of the 7-21 Condominium or the Building against Landlord, the Board or any Persons Within Landlord’s Control in connection with any violation of -98- NY 78267766v2 such tenant’s, subtenant’s or occupant’s signage rights under such party’s lease, sublease or other occupancy agreement, as applicable. Tenant shall not paint or decorate any part of the exterior of the Demised Premises or interior of the Building’s main lobby without first obtaining Landlord’s and (if required by the Condominium Documents, but subject to the Board SNDA and the Board Consent) the Board’s approval, which approval, in each case, may be granted, withheld or conditioned in Landlord’s, or the Board’s, as applicable, sole and absolute discretion. Tenant shall, immediately upon receiving notice from Landlord, the Board or Landlord’s or the Board’s agent (subject, with respect to the Board, to the Board’s authority to send such notice pursuant to the Condominium Documents, the Board Consent and the Board SNDA), promptly discontinue, remove or change any displays or advertising matter that are inconsistent with the standards of Comparable Buildings. Landlord reserves the right to require Tenant to correct, at Tenant’s expense, any non-conforming Sign or any other non-conforming displays that are visible from outside the Demised Premises or within the Building’s main lobby. In the event that Tenant desires to substitute the permitted signs installed for FTI herein or its Related Entities or Successor Entities as permitted hereunder, (x) Tenant shall give notice thereof to Landlord and (y) provided the other applicable terms hereof are satisfied, Landlord at Tenant’s reasonable expense shall promptly replace the existing signage with such other signage. During the Lease Term, so long as (i) FTI shall then actually and physically occupy at least 80,480 rentable square feet of the 7-21 Condominium, and (ii) no Event of Default has occurred and is then continuing under this Lease, Landlord shall not grant any tenant or occupant occupying 80,480 rentable square feet or less of the 7-21 Condominium the right to signage on the exterior of the Building that is more prominent than Tenant’s signage then located on the exterior of the Building. As of the Effective Date, there is no signage located on the exterior of the 46th Street side of the Building. B. Supplementing the provisions of Subsection 31.04A above, if on the date that Tenant intends to install the Street Entrance Sign: (i) Tenant shall be in default (after Tenant shall have theretofore been given notice of any such monetary or material non-monetary default) with respect to any of the monetary or material non- monetary obligations of Tenant under this Lease, then Tenant’s right to install such Street Entrance Sign shall be deemed suspended until such time as Tenant shall have cured such monetary or material non-monetary default. If Tenant shall cure such monetary or material non-monetary default within the applicable cure period, then Tenant’s right to install such Street Entrance Sign shall automatically be deemed reinstated, but only if Tenant is then in compliance with all of the other applicable requirements of this Section 31.04 with respect to such Street Entrance Sign; or (ii) (I) an Event of Default has occurred by virtue of Tenant’s failure to cure a monetary or material non-monetary default within the specified cure period pursuant to Subsection 31.04B(i) above, or (II) an Event of Default shall have occurred and is continuing on the date on which Tenant shall request Landlord’s consent to Tenant’s installation of the Street Entrance Sign, then, in either case, Landlord’s obligation to respond to such request shall be deemed suspended until such time as Tenant shall have cured such Event of Default and if (a) Tenant cures such Event of Default prior to the EOD Cure Date, and Landlord shall not have terminated this Lease in accordance with Article 15 below by virtue of such Event of Default, and (b) Tenant shall not be in default of any of Tenant’s other monetary or material non-monetary obligations under this Lease after notice of such monetary or material non-monetary default shall have been given to Tenant (in which event Subsection 31.04B(i) above shall apply), and no other Event of Default shall have occurred that is then continuing (in which event this Subsection 31.04B(ii) shall apply), then, from and after the subject EOD Cure Date, Tenant’s right to install the Street Entrance Sign shall automatically be deemed reinstated, but only if Tenant is then in compliance with all of the other applicable requirements of this Section 31.04 with respect to such Street Entrance Sign. Section 31.05 The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto or the Demised Premises, unless and until Landlord and Tenant shall each have executed a counterpart of this Lease and delivered the same to the other. Until such execution and delivery, (i) any action taken or expense incurred by Tenant in connection with this Lease or the Demised Premises shall be solely at Tenant’s own risk and account, and (ii) any action taken or expense incurred by Landlord in connection with this Lease or the Demised Premises shall be solely at Landlord’s own risk and account. -99- NY 78267766v2

Section 31.06 A. Tenant and Landlord agree not to record this Lease. Landlord hereby agrees that, upon the request of Tenant, Landlord shall, contemporaneously with the execution of this Lease, execute, acknowledge and deliver to Tenant (i) a short form or memorandum of this Lease in recordable form and (ii) all transfer tax forms required in connection therewith. Such short form lease or memorandum shall set forth only such matters as may be required by statute for recording (including Tenant’s options under Article 34, Article 35 and Article 38), and shall contain no other terms of this Lease. Recording, filing and like charges, and any stamp, transfer or other tax imposed and/or payable in connection with such recording shall be paid by Tenant. B. Simultaneously with the delivery of said short form lease or memorandum, Tenant shall deliver to the law firm of Stroock & Stroock & Lavan LLP (the "Escrow Agent") an agreement, executed and acknowledged by Tenant, removing such short form or memorandum of lease from record (the "Memorandum Termination Agreement"), together with any other documentation or tax forms required by any governmental authority to be executed in connection with the recording of the Memorandum Termination Agreement. The Memorandum Termination Agreement and such other documentation or tax forms shall be held in escrow by the Escrow Agent until the occurrence of any of the events hereafter described in this Subsection 31.06B. Upon the expiration or sooner termination of this Lease, or Tenant's surrender of the Demised Premises, Tenant shall deliver to the Escrow Agent written authorization to record the Memorandum Termination Agreement. If Tenant shall fail to deliver said authorization to the Escrow Agent within thirty (30) days following the expiration or sooner termination of this Lease or Tenant's surrender of the Demised Premises, the Escrow Agent is hereby irrevocably authorized by Tenant to record the Memorandum Termination Agreement. Upon the recording of the Memorandum Termination Agreement, the Escrow Agent shall be relieved and discharged of all responsibilities and liabilities with respect thereto, and shall not be subject to any claims made by or on behalf of Tenant or Landlord. Landlord and Tenant agree to indemnify and hold the Escrow Agent harmless from any and all liability, costs, expenses (including reasonable attorney fees and disbursements), damages, actions or other charges which may be imposed upon, or incurred by, the Escrow Agent in connection with the performance of its duties hereunder, except with respect to any liability, cost and expense incurred as a result of the Escrow Agent's willful misconduct or gross negligence. The foregoing provisions shall survive the expiration or any sooner termination of this Lease. C. The Escrow Agent, by notice to Landlord and Tenant, shall have the right to designate a successor escrow agent, provided that such successor escrow agent shall be a reputable law firm, with at least fifty (50) attorneys and offices in Manhattan. Such designation of a successor escrow agent shall not be deemed effective until such successor escrow agent shall have, in a writing delivered to Landlord and Tenant, accepted such designation and agreed to be bound by the provisions of this Section 31.06. Upon the effective designation of a successor escrow agent, the preceding Escrow Agent shall be relieved and discharged of all responsibilities and liabilities with respect to the Memorandum Termination Agreement, and shall not be subject to any claims made by or on behalf of Tenant or Landlord. Section 31.07 This Lease shall be governed exclusively by the provisions hereof, without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. Section 31.08 There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Demised Premises, or any part thereof, by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, and (ii) any such other estate or interest in the Demised Premises or any part thereof; and no such merger shall occur unless and until all persons having an interest (including a security interest) in (a) this Lease or the leasehold estate created by this Lease and (b) any such other estate or interest in the Demised Premises, or any part thereof, shall join in an instrument effecting such merger and shall duly record the same. Section 31.09 If Landlord or Tenant is a corporation or other business entity, each person executing this Lease on behalf of Landlord or Tenant hereby covenants, represents and warrants that the party on whose behalf the Lease is being executed is a duly incorporated or duly qualified (if foreign) corporation or business entity and is -100- NY 78267766v2 authorized to do business in the State of New York; and that each person executing this Lease on behalf of such party is duly authorized to execute, acknowledge and deliver this Lease to the other party. Section 31.10 The terms “Landlord shall have no liability to Tenant”, or “the same shall be without liability to Landlord”, or “without incurring any liability to Tenant therefor”, or words of similar import, shall mean that, except as otherwise expressly provided in this Lease, Tenant shall not be entitled to terminate this Lease, or to claim actual or constructive eviction (partial or total) or to receive any abatement or diminution of rent, or to be relieved in any manner of any of Tenant’s other obligations hereunder, or to be compensated for loss or injury suffered, or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant’s use or occupancy of the Demised Premises. Section 31.11 Intentionally Omitted. Section 31.12 Except as otherwise expressly provided herein, all bills, invoices or statements rendered to Tenant pursuant to the terms of this Lease shall be deemed binding and conclusive if, within ninety (90) days of receipt of the same, Tenant fails to notify Landlord, in writing, of Tenant’s intention to dispute such bill, invoice or statement. Section 31.13 Intentionally Omitted. Section 31.14 Tenant acknowledges and agrees that Tenant has no rights to any development rights, “air rights” or comparable rights appurtenant to the Land and the Building, and consents, without further consideration, to any utilization of such rights by Landlord, and agrees to promptly execute and deliver any instruments which may be reasonably requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 31.14 shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a “party in interest” (as such quoted term is defined under the definition of “Zoning Lot” in Section 12-10 of the Zoning Resolution of the City of New York) in the Land and/or the Building. Section 31.15 This Lease shall not be deemed or construed to create or establish any relationship of partnership or joint venture or similar relationship or arrangement between Landlord and Tenant. Section 31.16 Unless otherwise expressly set forth to the contrary in this Lease, during the continuance of any monetary or material non-monetary default (after Tenant shall have theretofore been given notice of any such monetary or material non-monetary default) with respect to any of Tenant’s obligations under this Lease, or following the occurrence and during the continuance of an Event of Default, Tenant shall not be entitled to receive any funds or proceeds being held by Landlord under or pursuant to this Lease. Supplementing the foregoing, if: A. on the date that Tenant shall be entitled to receive any funds or proceeds being held by Landlord under or pursuant to this Lease, Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of Tenant’s monetary or material non-monetary obligations under this Lease, Landlord’s obligation to pay (or credit against Fixed Rent, as the case may be) such funds or proceeds to Tenant shall be deemed suspended until such time as Tenant shall have cured said monetary or material non- monetary default prior to a termination of this Lease. If Tenant shall cure said monetary or material non-monetary default prior to a termination of this Lease, then Tenant’s right to receive, and Landlord’s obligation to pay (or credit against Fixed Rent, as the case may be), such funds or proceeds shall be deemed reinstated after Tenant shall have cured such monetary or material non-monetary default, but only if Tenant shall have (i) otherwise complied with all applicable requirements (other than the cure of such default) within the prescribed time periods for receiving such funds or proceeds, and (ii) delivered a notice to Landlord stating that such monetary or material non-monetary default has been cured and requesting the payment (or the credit against Fixed Rent, as the case may be) of such funds or proceeds, and B. (I) an Event of Default has occurred by virtue of Tenant’s failure to cure a monetary or material non-monetary default within the specified cure period pursuant to Subsection 31.16A above, or (II) an Event of Default shall have occurred and is continuing on the date on which Tenant shall be entitled to receive any -101- NY 78267766v2 funds or proceeds being held by Landlord under or pursuant to this Lease, Landlord’s obligation to pay (or credit against Fixed Rent, as the case may be) such funds or proceeds to Tenant shall be deemed suspended until such time as Tenant shall have cured such Event of Default and if (a) Tenant cures such Event of Default prior to the EOD Cure Date, and Landlord shall not have terminated this Lease in accordance with Article 15 above by virtue of such Event of Default, and (b) Tenant shall not be in default of any of Tenant’s other monetary or material non-monetary obligations under this Lease after notice of such monetary or material non-monetary default shall have been given to Tenant (in which event Subsection 31.16A above shall apply), and no other Event of Default shall have occurred that is then continuing (in which event this Subsection 31.16B shall apply), then, from and after the subject EOD Cure Date, Tenant’s right to receive, and Landlord’s obligation to pay (or credit against Fixed Rent, as the case may be), such funds or proceeds shall be deemed reinstated. Section 31.17 A. It is expressly understood and agreed that the Demised Premises are a portion of the 7-21 Condominium. Landlord represents that, as of the Effective Date, there is no provision of the Condominium Documents that would (x) impose any obligation on Tenant which is not contemplated by the provisions of this Lease or (y) reduce any right expressly granted to Tenant under this Lease, in each case, other than to a de minimis extent. Subject to the terms of Section 22.06, the Board SNDA and the Board Consent. (i)Tenant shall not perform any act, or fail to perform any act which Tenant is required to perform hereunder, if such performance or failure would be a violation of or default under any of the Condominium Documents by Landlord; (ii)Tenant shall not exercise any right or privilege under this Lease, the exercise or performance of which would be a violation of or default under any of the Condominium Documents; (iii) Tenant agrees to be bound by all of the terms contained in the Condominium Documents which pertain to an Occupant of the 7-21 Condominium; and (iv) Tenant agrees to observe all of the rules and regulations of the Condominium and the Board. Tenant acknowledges that Tenant has received a copy of the Condominium Documents and has had the opportunity to review same. Subject to the terms of Section 22.06 and the Board SNDA, the Board shall have the power to enforce against Tenant (and each and every assignee or subtenant of Tenant) the terms of the Lease, if the actions of Tenant (or such assignee or subtenant) shall be in breach of the Condominium Documents, to the extent that the same would entitle the Board to enforce the terms of the Condominium Documents against Landlord. B. Notwithstanding anything to the contrary contained elsewhere in this Lease, any provision of this Lease that requires Landlord to “cause the Board” to provide services, perform repairs or grant consents shall be deemed to require Landlord to use commercially reasonable efforts to cause the Board to do the same, and, except as otherwise set forth herein, Landlord shall not be liable to Tenant for any failure in performance resulting from the failure in performance by the Board, and Landlord’s obligations hereunder are accordingly conditional where such obligations require such parallel performance by the Board; provided, however, that Landlord shall not vote to approve any modification, amendment or change to the terms of the Condominium Documents that would (A) impose any obligation on Tenant which is not contemplated by the provisions of this Lease or (B) reduce any right expressly granted to Tenant under this Lease, in each case, other than to a de minimis extent. If there is a breach of Landlord’s obligations pursuant to this Subsection 31.17B and Tenant is adversely affected thereby, Tenant shall have the right with respect to such breach to seek injunctive relief and/or monetary damages. Landlord agrees, at Landlord’s cost and expense, to use reasonable efforts to enforce such rights as Landlord may have against the Board under the Condominium Documents for the benefit of Tenant upon Tenant’s request therefor (and to forward to the Board any notices or requests for consent as Tenant may reasonably request). Nothing contained in this Subsection 31.17B shall require Landlord to institute any suit or action to enforce any such rights; provided, however, that Tenant shall have the rights set forth in Subsection 31.17D below. C. In the event that, pursuant to Subsection 31.17D below, Tenant exercises its right to institute an action or proceeding against the Board in the name of Landlord to enforce Landlord’s rights under the Condominium Documents which are applicable to Tenant, Tenant shall make notify Landlord of such election Landlord (“Action Notice”). Such Action Notice shall contain (i) the name and address of counsel that Tenant intends to employ, and (ii) reasonable details as to the cause of action. Landlord shall have thirty (30) days from the delivery of such Action Notice to object thereto by notice to Tenant (an “Objection to Action Notice”). Upon the expiration of such thirty (30) day period, provided that Landlord shall not have delivered an Objection to Action Notice to Tenant thereby, Tenant may institute an action pursuant to Subsection 31.17D below. In the event that Landlord delivers an Objection to Action Notice and the parties do not reach a resolution with respect thereto within -102- NY 78267766v2 twenty (20) days following its delivery, either party shall have the right to submit such dispute to Expedited Arbitration in accordance with the provisions of Subsection 11.05B above, and Tenant shall not institute any action or proceeding against the Board unless and until the arbitrator shall have determined that Tenant is then entitled to institute such action or proceeding. D. At the request of Tenant, Landlord shall permit Tenant to institute an action or proceeding against the Board in the name of Landlord to enforce Landlord’s rights under the Condominium Documents which are applicable to Tenant, provided that: (i) no Event of Default shall have occurred and be continuing on the date that Tenant makes such request; (ii) such action shall be prosecuted at the sole cost and expense of Tenant, and Tenant shall agree to indemnify and hold Landlord harmless from and against any and all claims, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) incurred or suffered by Landlord in connection with such action or proceeding). Tenant shall keep Landlord reasonably apprised as to the status of any such proceedings. E. Landlord represents to Tenant that Landlord has provided Tenant with true, correct and complete copies of the Condominium Documents. So long as no Event of Default has occurred and is then continuing under this Lease, Landlord shall not (x) perform any act, or fail to perform any act (including the timely payment of all sums due under the Condominium Documents), if such performance or failure to perform would be a violation of or default under any of the Condominium Documents that would adversely affect Tenant's use and occupancy of the Demised Premises for the Authorized Use and/or Tenant's rights and obligations under this Lease, or (y) vote in any meeting of the Board in a manner that, or take any other action which, would materially and adversely affect Tenant's use and occupancy of the Demised Premises for the Authorized Use and/or Tenant's rights and obligations under this Lease, including with respect to any amendment, modification or supplementation of the Condominium Documents. Nothing contained above shall prohibit or restrict Landlord from voting in any meeting of the Board in favor of any amendment, modification or supplement to the Condominium Documents that imposes requirements applicable to tenants of the Building generally, provided that such requirements are substantially similar to requirements then being enacted in Comparable Buildings (including those relating to COVID-19), and such vote shall be deemed not to materially and adversely affect Tenant's use and occupancy of the Demised Premises for the Authorized Use and/or Tenant's rights and obligations under this Lease. F. Landlord agrees that Tenant shall have no obligation to reimburse the Board for any costs incurred by the Board in connection with the Board’s review of any of Tenant’s plans for Tenant’s Initial Improvements delivered to the Board prior to the Effective Date, the negotiation of the Board Consent and the Board SNDA that are delivered by the Board to Tenant in connection with the execution of this Lease. Section 31.18 A. As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that: (i) Tenant is not, nor is Tenant owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States, or by any other federal or state laws, as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (with any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation that is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, or such other federal or state law, Tenant (and any person, group, or entity that Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, or any rule or regulation promulgated under any other federal or state law with respect to Prohibited Persons, including any assignment of this Lease or any subletting of all or any portion of the Demised Premises, or permitting the Demised Premises or any portion thereof to be used or occupied (on a permanent, temporary or transient basis), or the making or receiving of any contribution of funds, goods or services, to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act, any OFAC rule or regulation, or any rule or regulation promulgated under any other federal or state law with respect to Prohibited Persons. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed a default by -103- NY 78267766v2

Tenant under Section 15.01 of this Lease and shall be covered by the indemnity provisions of Section 11.03 of the this Lease, and (y) the representations and warranties contained in this Section 31.18A shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. B. As an inducement to Tenant to enter into this Lease, Landlord hereby represents and warrants that: (i) Landlord is not, nor is Landlord owned or controlled directly or indirectly by Prohibited Person; (ii) Landlord is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation that is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, or such other federal or state law, Landlord (and any person, group, or entity that Landlord controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, or any other Legal Requirements with respect to Prohibited Persons, including any assignment of this Lease or any sale or other transfer of all or any portion of the Demised Premises, or the making or receiving of any contribution of funds, goods or services, to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act, any OFAC rule or regulation, or any rule or regulation promulgated under any other federal or state law with respect to Prohibited Persons, including any assignment of this Lease or any sale or any other transfer of all or any portion of the Demised Premises, or the making or receiving of any contribution of funds, goods or services, to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act, any OFAC rule or regulation, or any rule or regulation promulgated under any other federal or state law with respect to Prohibited Persons. In connection with the foregoing, it is expressly understood and agreed that the representations and warranties contained in this Section 31.18B shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. Section 31.19 If Landlord or Tenant prevails on any cause of action or defense it asserts in any action or proceeding between Landlord and Tenant, the non-prevailing party shall pay the reasonable attorneys’ fees and disbursements of the prevailing party for such action or proceeding on demand. Section 31.20 Each of Landlord and Tenant agrees that it will not disclose the economic terms of this Lease or any financial or other document delivered by the other party in connection with this Lease (the “Confidential Terms”) to any Person or publicly announce the Confidential Terms or set them forth in a “tombstone” or similar advertisement without the prior approval of the other party; provided, however, that without such approval: (i) either of Landlord or Tenant may disclose the Confidential Terms to such of its partners, officers, directors and employees (collectively, “Agents”) and accountants, attorneys, brokers and advisors (collectively, “Representatives”), in each case, as are directly involved in the negotiation, documentation, administration, performance or enforcement of this Lease or are otherwise required by the nature of their duties or responsibilities to a party hereto to know the Confidential Terms or portions thereof (including the Board); provided, however, that (x) any such disclosure is made only on a need-to-know basis and (y) such Agent or Representative has been advised by such party of the confidential nature of the Confidential Terms and has agreed with such party to maintain the confidentiality thereof in accordance with the terms of this Lease; provided, further, that Landlord and Tenant shall not be liable to the other party if there is an unauthorized disclosure by any such Representative; (ii) either of Landlord or Tenant may also disclose the Confidential Terms to its existing and potential lenders, investors, purchasers or superior lessees (under an Underlying Lease) of any estate in the Land or the Building or any interest in either Landlord or Tenant or their respective assets, assignees and subtenants, and may permit such parties to disclose the Confidential Terms to the Agents or Representatives of such parties; provided, however, that (x) any such disclosure is made only on a need-to-know basis and (y) such Agent or Representative has been advised by such lender, investor, purchaser or superior lessee of the confidential nature of the Confidential Terms and has agreed with such party to maintain the confidentiality thereof in accordance with the terms of this Lease; provided, further, that Landlord and Tenant shall not be liable to the other party if there is an unauthorized disclosure by any such Representative; (iii) any party or its Agents or Representatives may disclose the Confidential Terms pursuant to an order of any court or administrative agency in any legal or administrative proceeding or as otherwise required by applicable law or compulsory legal process, based on the advice of its legal counsel (in which case such party will provide the other party with prompt notice to enable them to intervene in any such proceeding); (iv) any party or its Agents or Representatives may disclose the Confidential Terms in connection with any legal proceeding, including any arbitration, involving enforcement of this Lease to the extent that the Confidential Terms are at issue in or otherwise relevant to the legal proceeding or arbitration; and (v) any party or its Agents or Representatives may disclose any Confidential Terms to the extent that such information becomes publicly available other than by reason of the disclosure thereof by such party or its Agents or Representatives. -104- NY 78267766v2

ARTICLE 32. INABILITY TO PERFORM; SEVERABILITY Section 32.01 This Lease and the obligation of Tenant to pay Fixed Rent and additional rent hereunder, and to perform and comply with all of the other covenants and agreements hereunder on the part of Tenant to be performed or complied with, shall in no way be affected, impaired or excused because of Landlord’s delay or failure to perform or comply with any of the covenants and agreements hereunder on the part of Landlord to be performed or complied with, or to furnish any service or facility, for any event of Force Majeure, except as otherwise set forth in this Lease. Section 32.02 If any provision of this Lease or the application thereof to any person or circumstance shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Lease or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law. Section 32.03 Each covenant, agreement, obligation and/or other provision of this Lease on Tenant’s part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, and not dependent on any other provision of this Lease. ARTICLE 33. INTENTIONALLY OMITTED ARTICLE 34. RENEWAL OPTIONS Section 34.01 FTI and any Related Entity or Successor Entity of FTI to whom this Lease is assigned in accordance with the applicable provisions of this Lease (collectively referred to hereinafter as “FTI Tenant”), shall have two consecutive options (respectively, the “First Renewal Option” and the “Second Renewal Option”, and collectively, the “Renewal Options”) of five (5) years each (respectively, the “First Renewal Term” and the “Second Renewal Term”, and collectively, the “Renewal Terms”) to extend the term of this Lease for the then entire Demised Premises (including any offer space added to the initial Demised Premises pursuant to Articles 35 and/or 38 below). The First Renewal Term shall commence at 12:01A.M. on the day immediately following the Expiration Date and shall expire at midnight on the fifth (5th) anniversary of the Expiration Date or such earlier date upon which this Lease may be terminated as provided in this Lease. The Second Renewal Term shall commence at 12:01A.M. on the day immediately following the expiration of the First Renewal Term and shall expire at midnight on the fifth (5th) anniversary of the last day of the First Renewal Term or such earlier date upon which this Lease may be terminated as provided in this Lease. The Renewal Options may be exercised by FTI Tenant giving Landlord notice (the “Renewal Notice”) of FTI Tenant’s intention to renew this Lease pursuant to this Article 34 (x) in the case of the First Renewal Term, not later than the day of the month occurring fifteen (15) months prior to the Expiration Date that is the same day of the month as the Expiration Date (with time being of the essence), and (y) in the case of the Second Renewal Term, not later than fifteen (15) months prior to the last day of the First Renewal Term (with time being of the essence), and such Renewal Notice shall be deemed effective only if, on the date that FTI Tenant shall exercise the applicable Renewal Option (the “Exercise Date”): (i) this Lease shall not have been previously terminated or cancelled, (ii) FTI Tenant shall be in occupancy of not less than 102,000 rentable square feet (including occupancy by permitted Desk Sharing Entities) of the then Demised Premises, and (iii) FTI Tenant shall not be in default of any of the monetary or material non-monetary obligations of Tenant under this Lease (after notice of such default shall have theretofore been given to Tenant (but subject to the provisions of Section 34.04 below) and no Event of Default shall have occurred that is then continuing (but subject to the provisions of Section 34.04 below). Time shall be of the essence with respect to the giving of the applicable Renewal Notice by FTI Tenant to Landlord. Notwithstanding anything to the contrary contained in this Section 34.01, if, subsequent to the -105- NY 78267766v2 applicable Exercise Date but prior to the commencement of the applicable Renewal Term: (x) FTI Tenant (including permitted Desk Sharing Entities) shall not be in occupancy of at least 102,000 rentable square feet of the Demised Premises, or (y) FTI Tenant shall not be in monetary or material non-monetary default of any of the obligations of Tenant under this Lease (after notice of such default shall have theretofore been given to Tenant, but subject to the provisions of Section 34.04 below), then Landlord, in Landlord’s sole and absolute discretion, may elect, by notice to FTI Tenant, to void FTI Tenant’s exercise of the Renewal Options, in which case FTI Tenant’s exercise of the Renewal Options shall be of no force or effect, and the Lease Term shall end on the Expiration Date of the initial term of this Lease or the First Renewal Term, as applicable, unless sooner cancelled or terminated pursuant to the provisions of this Lease or by law. Section 34.02 If Tenant shall exercise a Renewal Option in accordance with the provisions of this Article 34, then this Lease shall be extended for the then applicable Renewal Term upon all of the terms, covenants and conditions contained in this Lease, except that: (i) during the Renewal Terms, (a) the Fixed Rent shall be the annual Market Value Rent for the Demised Premises on (x) the Expiration Date, in the case of the First Renewal Term, and (y) the last day of the First Renewal Term, in the case of the Second Renewal Term, in each case, determined as provided in Section 34.03 below, (b) the new Base Tax Amount with respect to each Renewal Term shall be equal to the Taxes for the Tax Year ending immediately prior to the commencement of the applicable Renewal Term, and (b) the new Base Operating Year with respect to each Renewal Term shall be the Operating Year ending immediately prior to the commencement of the applicable Renewal Term, (ii) from and after the Exercise Date (but subject to the provisions of the last sentence of Section 34.01 above), all references to “Expiration Date” shall be deemed to refer to the last day of the First Renewal Term or the Second Renewal Term (if the Second Renewal Option shall be exercised), as the case may be, and all references to “Lease Term” shall be deemed to include the First Renewal Term and the Second Renewal Term (if the Second Renewal Option shall be exercised), (iii) Tenant shall have no further right or option to renew this Lease or the term hereof beyond the Second Renewal Term (if the First Renewal Option is exercised), and (iv) all provisions of this Lease concerning the performance by Landlord of any work, and the granting by Landlord of any monetary contribution, rent abatement or rent credit, in connection with Tenant’s initial occupancy of the Demised Premises shall be deemed deleted. Section 34.03 A. The term “Market Value Rent” shall mean the annual fair market rental value of the Demised Premises for the applicable Renewal Term as of the Determination Date (as hereinafter defined), taking into consideration all relevant factors. For purposes hereof, the “Determination Date” shall mean the day immediately following the (x) Expiration Date, in the case of the First Renewal Term, and (y) last day of the First Renewal Term, in the case of the Second Renewal Term. B. The initial determination of Market Value Rent (“Landlord’s Determination”) shall be made by Landlord and Landlord shall give notice (the “MVR Notice”) to Tenant of Landlord’s Determination at least one year prior to the (x) the Expiration Date, in the case of the First Renewal Term, and (y) the last day of the First Renewal Term, in the case of the Second Renewal Term. Notwithstanding that the Determination Date shall not yet have occurred, Landlord’s Determination shall be final and binding, unless, within sixty (60) days after Landlord shall have given MVR Notice to Tenant, Tenant delivers to Landlord notice (the “MVR Objection Notice”): (i) advising Landlord that Tenant disagrees with Landlord’s Determination set forth in the MVR Notice, and (ii) setting forth Tenant’s determination of Market Value Rent (“Tenant’s Determination”). If Landlord and Tenant shall fail to agree upon the Market Value Rent within forty-five (45) days after Landlord shall have received the MVR Objection Notice, then either party shall have the right to submit the matter to arbitration by giving notice thereof to the other party, which notice shall set forth the name and address of the arbitrator designated by the party giving such notice. If either party shall fail to give notice of its designation within ten (10) days after receipt of the other party’s designation, then the first arbitrator chosen shall make the determination alone. If each party shall have designated its respective arbitrator then such arbitrators shall, within thirty (30) days following the designation of the second arbitrator, make their determinations of Market Value Rent by choosing either Landlord’s Determination or the Tenant’s Determination, and give notice thereof to each other and to Landlord and Tenant. Such two arbitrators shall have twenty (20) days after the receipt of notice of each other’s determinations to confer with each other and to attempt to reach agreement as to the determination of Market Value Rent. If such two arbitrators shall concur as to the determination of the Market Value Rent for the applicable Renewal Term, such concurrence shall be final and binding upon Landlord and Tenant. If such two arbitrators shall fail to concur by the -106- NY 78267766v2 end of said twenty (20) day period, then the arbitrators shall forthwith designate a third arbitrator (the “Third Arbitrator”). If the two arbitrators shall fail to agree upon the designation of such Third Arbitrator within ten (10) days, then either party may apply to the AAA for the designation of such arbitrator. All arbitrators shall be real estate brokers or consultants with at least fifteen (15) years of continuous experience in the business of appraising or managing commercial office space or acting as real estate agents or brokers of commercial office space in Comparable Buildings. The Third Arbitrator shall conduct such hearings and investigations as the Third Arbitrator may deem appropriate and shall, within thirty (30) days after his/her designation, select either Landlord’s Determination or Tenant’s Determination (and may not select any other amount) based on which Market Value Rent they determine is closer to the actual annual fair market rental value for the Demised Premises for the applicable Renewal Term (the “Final Determination”). The Final Determination shall be binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article 34, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Article, and the parties shall share equally the expenses and fees of the Third Arbitrator and all other expenses and fees of any such arbitration. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. C. If for any reason the Market Value Rent shall not have been determined prior to the commencement of the applicable Renewal Term, then, until the Market Value Rent and, accordingly, the Fixed Rent, for such Renewal Term shall have been finally determined, the Fixed Rent payable for and during such Renewal Term shall be equal to the Market Value Rent proposed by Landlord. Upon final determination of the Market Value Rent, an appropriate adjustment to the Fixed Rent for such Renewal Term shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall credit against installments of Fixed Rent next coming due or pay to the other any overpayment or deficiency, as the case may be, in the payment of Fixed Rent for the period from the commencement of the then applicable Renewal Term to the date of such final determination. Section 34.04 Notwithstanding anything to the contrary set forth in this Article 34, if, on the date that Tenant shall deliver the Renewal Notice to Landlord for the applicable Renewal Term: A. Tenant shall be in default with respect to any of Tenant’s monetary or material non- monetary obligations under the Lease following the giving of any notice from Landlord to Tenant in respect thereof, then Tenant’s option to exercise the applicable Renewal Option shall be deemed suspended, it being agreed that if Tenant cures such monetary or material non-monetary default within the applicable cure period set forth in this Lease, then Tenant’s right to exercise the applicable Renewal Option and any Renewal Notice theretofore delivered to Landlord, shall automatically be deemed reinstated (even if the applicable Exercise Date has passed) but only so long as the requirements set forth in Subsection 34.01 have been met on the date that such monetary or material non- monetary default is (and any other monetary or material non-monetary defaults are) cured by Tenant; and B. an Event of Default has occurred and is continuing, then Tenant’s exercise of the applicable Renewal Option shall be deemed null and void and of no force or effect unless (I) Tenant cures such Event of Default within five (5) Business Days after the date that Tenant gives the Renewal Notice to Landlord (without Landlord having given Tenant a notice to terminate this Lease pursuant to Article 15 hereof prior to the date that Tenant cures such Event of Default), and (II) Landlord, in Landlord’s sole discretion, elects to accept such cure by Tenant (and not to terminate this Lease) by giving Tenant notice thereof no later than five (5) Business Days after the date that Tenant cures such Event of Default. Section 34.05 Each Renewal Option granted pursuant to this Article 34 shall be deemed a personal right limited to FTI Tenant (with subtenants and assignees other than any Related Entity or Successor Entity of FTI having no rights or options hereunder), and all references in this Article 34 to “Tenant” shall be deemed to refer only to FTI Tenant. -107- NY 78267766v2

ARTICLE 35. RIGHT OF FIRST OFFER Section 35.01 A. Provided that (i) this Lease shall not have been terminated or cancelled, (ii) Tenant shall not then be in monetary or material non-monetary default under this Lease (after notice of such default shall have theretofore been given to Tenant, but subject to the provisions of Subsection 35.02A below) and no Event of Default shall have occurred that is then continuing (but subject to the provisions of Subsection 35.02A below), (iii) FTI Tenant, including permitted Desk Sharing Entities, shall occupy at least 108,000 rentable square feet of the Demised Premises, and (iv) Tenant is then leasing at least 120,720 rentable square feet of the 7-21 Condominium (the conditions set forth in clauses (iii) and (iv) collectively, the “Occupancy Conditions” and the conditions set forth in clauses (i) – (iv), collectively, the “ROFO Conditions”), then the first time during the Third Offer Period (x) that any Offer Space becomes Available, or (y) Landlord reasonably anticipates that within the next nine (9) months (or three (3) months in the case of an early termination of any prior tenant’s or occupant’s lease or occupancy agreement), but in no event later than the last day of the Third Offer Period, any Offer Space will become Available, Landlord, prior to offering or leasing such space to any third party shall give to Tenant notice (an “Offer Notice”), specifying (a) the Offer Space (including the rentable square footage thereof) that is Available or that Landlord so reasonably anticipates will become Available within the Offer Availability Period, (b) the Offer Space MVR, (c) the date or estimated date that the Offer Space has or shall become Available (the “Target Offer Space Inclusion Date”), (d) Tenant’s Tax Share and Tenant’s Operating Share with respect to the Offer Space, which shall each be determined in accordance with Landlord’s then current measurement standards for the Building, (e) a statement that the term of the lease with respect to the Offer Space shall be co-terminus with the Lease Term for the then Demised Premises, and (f) such other matters as Landlord may reasonably deem appropriate for such Offer Notice. Landlord shall comply with the provisions set forth on Schedule 1-4, clause B attached hereto with respect to the priority of Tenant’s rights hereunder. B. Provided that the ROFO Conditions are then satisfied, then the first time during the Third Offer Period that any Contiguous Remainder Space becomes Available (and free of any of the rights superior to Tenant set forth in clauses (1) (2) and (3) of Schedule 1-4, clause B), Landlord, prior to leasing such Remainder Space to any third party that is not then a tenant or occupant of any Landlord Owned Space, shall give to Tenant an Offer Notice with respect to the Contiguous Remainder Space that has becomes Available as aforesaid. C. Tenant acknowledges and agrees that Landlord has made no representation to Tenant as to whether or when any Offer Space or Contiguous Remainder Space will become Available, and that Landlord has no obligation to Tenant to cause any Offer Space or Contiguous Remainder Space to become Available. Section 35.02 A. (i) Subject to the provisions of this Subsection 35.02A(i) and Subsection 35.02B below, provided that, on the date that Tenant exercises the Offer Space Option, all of the ROFO Conditions are satisfied, Tenant shall have the one-time option (the “Offer Space Option”), exercisable by notice (an “Acceptance Notice”) given to Landlord on or before the date that is thirty (30) days after delivery of the Offer Notice to Tenant (with time being of the essence) (the “Outside Exercise Date”) to add all (but not less than all) of the Offer Space to the Demised Premises; provided, however, that if (1) Tenant is in monetary or material non-monetary default (after Tenant shall have theretofore been given notice of any such default) as of the Outside Exercise Date, Tenant is entitled to a cure period under the express provisions of this Lease with respect to such monetary or material non- monetary default, and such cure period has not expired as of the Outside Exercise Date, then Tenant shall be entitled to deliver the Acceptance Notice to Landlord on the Outside Exercise Date, the effectiveness of which notice shall be subject to Tenant’s cure of such monetary or material non-monetary default (and any other monetary or material non-monetary default under this Lease (after notice of such other monetary or material non-monetary default shall have been given to Tenant) occurring subsequent to the Outside Exercise Date) prior to the earlier of (x) the expiration of the applicable cure period, and (y) the Offer Space Inclusion Date (with such earlier date being -108- NY 78267766v2 sometimes hereinafter referred to as the “Outside Exercise Cure Date”), and which Acceptance Notice (and Tenant’s exercise of the Offer Space Option) shall be deemed null and void in the event that Tenant fails to cure such monetary or material non-monetary default (and any other monetary or material non-monetary default occurring subsequent to the Outside Exercise Date of which notice shall have been given to Tenant) before the Outside Exercise Cure Date, and (2) an Event of Default has occurred and is continuing, then Tenant’s exercise of the Offer Space Option shall be deemed null and void and of no force or effect unless (I) Tenant cures such Event of Default within five (5) Business Days after the date that Tenant gives the Acceptance Notice to Landlord (without Landlord having given Tenant a notice to terminate this Lease pursuant to Article 15 hereof prior to the date that Tenant cures such Event of Default), and (II) Landlord, in Landlord’s sole discretion, elects to accept such cure by Tenant (and not to terminate this Lease) by giving Tenant notice thereof no later than five (5) Business Days after the date that Tenant cures such Event of Default. (ii) Subject to the provisions of this Subsection 35.02A(ii) and Subsection 35.02B below, provided that, on the date that Tenant exercises the Additional Offer Space Option, all of the ROFO Conditions are satisfied, Tenant shall have the one-time option (the “Additional Offer Space Option”) to add all (but not less than all) of the Contiguous Remainder Space to the Demised Premises, in the condition required pursuant to Subsection 35.03A below. Tenant’s exercise of the Additional Offer Space Option shall be in accordance with the terms and conditions of Subsection 35.02A(i) as the same are applicable to the Additional Offer Space Option. B. Notwithstanding anything to the contrary set forth in this Article 35 (but subject to the provisions of the last sentence of this Subsection 35.02B), if, on the Offer Space Inclusion Date, all of the ROFO Conditions are not satisfied, the Acceptance Notice (and Tenant’s exercise of the Offer Space Option) shall be deemed null and void; provided, however, that Landlord may, in the exercise of Landlord’s sole and absolute discretion (but without waiving any such monetary or material non-monetary default by Tenant under this Lease), elect to accept Tenant’s exercise of the Offer Space Option, or Additional Offer Space Option, as applicable, and deliver possession of the Offer Space, or the Contiguous Remainder Space, as applicable, to Tenant on the Offer Space Inclusion Date notwithstanding Tenant’s failure to satisfy any of the ROFO Conditions. Section 35.03 A. Subject to Subsection 35.03B below, if Tenant timely delivers the Acceptance Notice to Landlord, then, on the date on which Landlord delivers vacant possession of the Offer Space or the Contiguous Remainder Space, as applicable, to Tenant (the “Offer Space Inclusion Date”), which Offer Space Inclusion Date shall not be earlier than the Target Offer Space Inclusion Date (unless consented to by Tenant), such Offer Space or Contiguous Remainder Space, as applicable, shall become part of the Demised Premises, upon all of the terms and conditions set forth in the Lease, except that, (i) the Fixed Rent shall be the Offer Space MVR (provided that Tenant’s obligation to pay Fixed Rent for the Offer Space or Contiguous Remainder Space, as applicable, shall not commence until the Offer Space Inclusion Date), (ii) the term of the Lease with respect to the Offer Space or Contiguous Remainder Space, as applicable, shall be co-terminus with the Lease Term, (iii) Tenant’s Tax Share with respect to the Offer Space or Contiguous Remainder Space, as applicable, shall be the percentage set forth in the Offer Notice and the Base Tax Amount with respect to the Offer Space or Contiguous Remainder Space, as applicable, shall be the Taxes payable for the Tax Year ending immediately prior to the Offer Space Inclusion Date; (iv) Tenant’s Operating Share with respect to the Offer Space or Contiguous Remainder Space, as applicable, shall be the percentage set forth in the Offer Notice and the Base Operating Year with respect to the Offer Space or Contiguous Remainder Space, as applicable, shall be the Operating Expenses for the Operating Year ending immediately prior to the Offer Space Inclusion Date; (v) unless otherwise set forth in the Offer Notice, Landlord shall not be required to perform any work, pay any sums or render any services to make the Building or the Offer Space or Contiguous Remainder Space, as applicable, ready for Tenant’s use or occupancy (it being understood that the above shall not negate Landlord’s obligation to provide the services set forth in Article 18 of this Lease to the extent applicable to the Offer Space or Contiguous Remainder Space, as applicable), Landlord shall deliver and Tenant shall accept the Offer Space or Contiguous Remainder Space, as applicable, in its “as is” condition (but vacant, broom-clean, free of any furniture, equipment and personal property of third parties, free of any then present possessory rights of other tenants or occupants, and with all Building Systems serving the Offer Space or Contiguous Remainder Space, as applicable, in good working order) as of the Offer Space Inclusion Date; and (vi) as may be otherwise set forth in the Offer Notice. Once Landlord delivers possession of the Offer Space or the Contiguous Remainder Space, as applicable, to Tenant in accordance with the terms of this Subsection 35.03A, -109- NY 78267766v2

Tenant shall not have any further Offer Space Option and/or Additional Offer Space Option, as applicable, and the Offer Space Option and/or the Additional Offer Space Option, as applicable, shall be deemed to be null and void and of no further force or effect, except that if Tenant revokes its Acceptance Notice with respect to the Offer Space or the Contiguous Remainder Space, as applicable, pursuant to the terms and conditions of Section 35.04 hereof, Tenant shall again be entitled to the Offer Space Option or the Additional Offer Space Option, as applicable (as if Tenant had not delivered an Acceptance Notice with respect to the Offer Space Option or the Additional Offer Space Option, as applicable). B. In the event that upon the Target Offer Space Inclusion Date, five (5) years or less shall remain until the Expiration Date of this Lease (as the same may have then been extended pursuant to the terms of this Lease), Tenant shall only have the right to exercise its Offer Space Option or Additional Offer Space Option, as applicable, if, simultaneously with Tenant’s delivery of the Acceptance Notice, Tenant shall also deliver a Renewal Notice to Landlord. If Tenant fails to deliver the Renewal Notice to Landlord simultaneously with the delivery of the Acceptance Notice, then Tenant’s Acceptance Notice (and Tenant’s exercise of the Offer Space Option or the Additional Offer Space Option, as applicable) shall be deemed null and void and of no further force or effect as to such Offer Space or Contiguous Remainder Space, as applicable. Section 35.04 Landlord shall use commercially reasonable efforts to deliver possession of the Offer Space or Contiguous Remainder Space, as applicable, to Tenant on the Target Offer Space Inclusion Date. If Landlord shall be unable to deliver possession of the Offer Space or Contiguous Remainder Space, as applicable, to Tenant for any reason on or before the Target Offer Space Inclusion Date as set forth in the Offer Notice, the Offer Space Inclusion Date shall be deferred to and shall be the date on which the Offer Space is available for Tenant’s occupancy as provided in Subsection 35.03A above, and Landlord shall have no liability to Tenant for such failure to deliver possession on the Target Offer Space Inclusion Date, and Landlord shall continue to use commercially reasonable efforts to deliver possession of the Offer Space or Contiguous Remainder Space, as applicable, to Tenant; provided, however, that if Tenant delivers a notice to Landlord requesting that Landlord commence holdover litigation proceedings against the current tenant or occupant of the Offer Space or the Contiguous Remainder Space, as applicable (the “Offer Space Holdover Proceeding Notice”), then Landlord shall, within thirty (30) days after receipt of the Offer Space Holdover Proceeding Notice from Tenant, commence holdover litigation proceedings against such tenant or occupant if such holdover tenant or occupant shall not have vacated the Offer Space or the Contiguous Remainder Space, as applicable, by the end of such thirty (30) day period. If the Offer Space Inclusion Date does not occur on or prior to the one hundred eightieth (180th) day following the Target Offer Space Inclusion Date (the “Inclusion Outside Date”), then Tenant, at Tenant’s sole election, may elect to revoke the subject Acceptance Notice by giving notice thereof to Landlord no later than the tenth (10th) Business Day following the Inclusion Outside Date (with time being of the essence), in which event the applicable Offer Space Option or Additional Offer Space Option, as applicable shall be null and void and of no further force or effect as of the date set forth in Tenant’s written revocation of the Acceptance Notice (which shall be the date that Tenant delivers such revocation to Landlord), and Landlord shall have no further obligation with respect to offering any Offer Space or the Contiguous Remainder Space, as applicable to Tenant, it being agreed that, if Tenant does not elect to revoke the Acceptance Notice by giving such notice to Landlord on or before the date that is ten (10) Business Days after the Inclusion Outside Date, then Landlord shall diligently and in good faith continue the holdover litigation proceedings against the current tenant or occupant of the Offer Space until the occurrence of the Offer Space Inclusion Date. This Section 35.04 constitutes “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law and any other law of like import now or hereafter in effect. Section 35.05 Subject to the provisions of the immediately following sentence, if Tenant fails to timely deliver the Acceptance Notice, then (a) Tenant shall no longer be entitled to exercise the Offer Space Option, or the Additional Offer Space Option, as applicable, under this Article 35 and Tenant’s rights with respect to the Offer Space, or the Contiguous Remainder Space, as applicable, as set forth in this Article 35 shall be null and void and of no further force or effect, and (b) Landlord may enter into one or more leases of (or other occupancy agreements relating to) the Offer Space or the Contiguous Remainder Space, as applicable, with any third parties on such terms and conditions as Landlord shall determine, and Landlord may, subject to the terms of this Lease, grant any other tenants or occupants rights with respect to the Offer Space or the Contiguous Remainder Space, as applicable, as Landlord shall determine. Notwithstanding the foregoing, in the event that (a) Tenant fails timely to deliver such Acceptance Notice and (b) thereafter, either (x) Landlord fails to execute and deliver a lease or other occupancy -110- NY 78267766v2 agreements with respect to the Offer Space or the Contiguous Remainder Space, as applicable, to which the Offer Notice relates within twelve (12) months after the Outside Exercise Date applicable to such Offer Notice, or (y) the net effective rent (determined as described below) that Landlord desires to seek, or is accepting from another tenant or other occupant, for such Offer Space or Contiguous Remainder Space, as applicable, is less than the Offer Space MVR Threshold, then Landlord shall again offer such Offer Space or Contiguous Remainder Space, as applicable, to Tenant pursuant to the provisions of this Article 35 before leasing the same to a third party (other than, with respect to the Contiguous Remainder Space, any third party to which Landlord is permitted to lease the Contiguous Remainder Space pursuant to the terms of this Article 35 without first offering the same to Tenant). For purposes of this Article 35, the term “net effective rent” shall mean the net present value of the aggregate of all the gross rent and additional rent (including base years and escalations for Operating Expenses and Taxes) of any nature payable under a third party lease entered into pursuant to the terms of the Offer Notice or contemplated by Landlord, discounted (using a discount rate equal to the Prime Rate and calculated on a monthly basis) from the date such payment would have been made under such lease following the Offer Space Inclusion Date or otherwise pursuant to the terms of such lease, after deducting therefrom the amount of all inducements (such as, by way of example only, the amount of all out-of-pocket work allowances, rent abatements or other incentives or concessions to be paid by Landlord as an inducement to enter into the applicable lease solely to the extent the same is allocable to the Offer Space or the Contiguous Remainder Space, as applicable, and the term covered by the Offer Notice), discounted (using a discount rate equal to the Prime Rate and calculated on a monthly basis) from the date that such inducements were to have been given under the proposed lease following the Offer Space Inclusion Date, or otherwise pursuant to the terms of such lease. Section 35.06 Promptly after the occurrence of the Offer Space Inclusion Date, Landlord and Tenant shall confirm the occurrence thereof and the inclusion of the Offer Space or the Contiguous Remainder Space, as applicable, in the Demised Premises by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, however, that (i) failure by Landlord or Tenant to execute such instrument shall not affect the inclusion of the Offer Space, or the Contiguous Remainder Space, as applicable, in the Demised Premises in accordance with this Article 35, and (ii) the Fixed Rent shall be the Offer Space MVR on the Offer Space Inclusion Date, determined as provided in Section 35.07 below. Section 35.07 A. The term “Offer Space MVR” shall mean the annual fair market rental value of the Offer Space, or the Contiguous Remainder Space, as applicable, as of the Offer Space Inclusion Date, taking into consideration all relevant factors. B. The Offer Space MVR shall be determined in accordance with the provisions of Section 34.03B above, except that (i) all references in said Section 34.03B to (a) “Market Value Rent” shall be deemed to refer to “Offer Space MVR”, (b) “MVR Notice” shall be deemed to refer to “Offer Notice”; (c) “Determination Date” shall be deemed to refer to the “Offer Space Inclusion Date”; (d) “Demised Premises” shall be deemed to refer to “Offer Space” or the “Contiguous Remainder Space”, as applicable, and (e) “for the applicable Renewal Term” and similar terms shall be deemed deleted; and (ii) Landlord’s Determination shall be set forth in the Offer Notice and all time periods set forth in Article 34 for delivery by Landlord of Landlord’s Determination shall be deemed inoperative. C. If for any reason the Offer Space MVR shall not have been determined prior to the Offer Space Inclusion Date, then, until the Offer Space MVR and, accordingly, the Fixed Rent, shall have been finally determined, the Fixed Rent payable for the Offer Space or the Contiguous Remainder Space, as applicable, shall be equal to the Fixed Rent then in effect for the Demised Premises (pro-rated per rentable square footage of the Offer Space or the Contiguous Remainder Space, as applicable) on the Offer Space Inclusion Date. Upon final determination of the Offer Space MVR, an appropriate adjustment to the Fixed Rent shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall credit against installments of Fixed Rent next coming due or pay to the other any overpayment or deficiency, as the case may be, in the payment of Fixed Rent for the period from the Offer Space Inclusion Date to the date of such final determination. Section 35.08 The rights of first offer granted pursuant to this Article 35, including the provisions of Schedule 1-4 attached hereto, shall be deemed a personal right limited to FTI Tenant (with subtenants and assignees other than any Related Entity or Successor Entity of FTI having no rights or options hereunder), and all references in this Article 35 and Schedule 1-4 to “Tenant” shall be deemed to refer only to FTI Tenant. -111- NY 78267766v2

ARTICLE 36. ADDITIONAL COVENANTS Section 36.01 Except to the extent part of Landlord’s Work, Landlord’s Additional Work or otherwise expressly provided in this Lease, Tenant, at Tenant’s own cost and expense, shall install and maintain all equipment and appliances (without duplication of any such equipment or appliances that Landlord has installed and is obligated to maintain pursuant to the express provisions of this Lease) as may be required by, and otherwise to fully comply with, all applicable Legal Requirements and codes and regulations (including, but not limited to, the New York City Fire Department, the New York Board of Fire Underwriters and Fire Insurance Rating Organization), and as required by Landlord’s or the Board’s insurers by reason of Tenant’s specific business operations (in contradistinction to mere use of the Demised Premises for general office purposes), including fire alarms, smoke alarms, fire extinguisher appliances and sprinkler systems. Tenant shall have the right to connect the foregoing systems to the Building’s central system serving the Demised Premises (which central system shall be maintained by Landlord in accordance with the provisions of this Lease), provided that such work shall be performed in accordance with the provisions of Article 5 above. Section 36.02 Tenant shall, at Tenant’s own cost and expense, use all commercially reasonable efforts to keep the Demised Premises free and clear of rats, mice, insects and other vermin. In furtherance thereof, Tenant shall employ an exterminator for extermination of, said animals and insects. At all times during the Lease Term, at reasonable times and upon reasonable prior notice to Tenant, Landlord or Landlord’s designees shall have the right to inspect the Demised Premises for purposes of verifying Tenant’s compliance herewith. If, in Landlord’s reasonable judgment, Tenant shall fail to comply with the provisions of this Section 36.02, Landlord shall have the right to self-help pursuant to the provisions of Article 16 hereof. Section 36.03 Without limiting any of the other provisions of this Lease, Tenant shall not: (i) use or permit the use of the Demised Premises or any part thereof in any way which would violate the then existing certificate of occupancy for the Demised Premises or the Building, (ii) suffer or permit the Demised Premises or any part thereof to be used in any manner or anything to be done therein or anything to be brought into or kept therein which would, in Landlord’s reasonable judgment, in any way unreasonably impair or interfere with any of the Building services, including the heating, cleaning or other servicing of the Building or the Demised Premises, or (iii) subject to Section 6.03 above, do or permit any act or thing to be done in or to the Demised Premises which is contrary to law, or which will invalidate public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Demised Premises or the Building of which Tenant shall have received notice (but only if prudent owners of first-class office buildings in midtown Manhattan generally require their tenants to adhere to the requirements of such insurance policies), nor shall Tenant keep anything in the Demised Premises prohibited by the Fire Department, any Insurance Board or other authority having jurisdiction, it being agreed that Tenant’s use of the Demised Premises for ordinary office use shall not, in and of itself, violate the provisions of this Section 36.03. For the avoidance of doubt, in the event of any conflict between the terms of this Section 36.03 and the specific provisions of any other Article of this Lease, the specific provisions of such other Article shall control. Section 36.04 Tenant acknowledges that Landlord is executing this Lease in reliance upon the covenants contained in this Article 36, which are a material inducement to Landlord to execute this Lease. ARTICLE 37. COUNTERPARTS Section 37.01 This Lease may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. To facilitate execution of this Lease, the parties may exchange counterparts of this Lease by facsimile or electronic mail (e-mail) (which shall include, but not be limited to, electronic attachments in ‘pdf’ or ‘tif’ formats containing counterparts of the signature page to this Lease), which shall be effective as original signature pages for all purposes. Following such execution of this Lease, each party shall deliver to the other an actual signed original counterpart of this Lease. -112- NY 78267766v2

ARTICLE 38. RIGHTS OF EXPANSION AND FIRST REFUSAL A. Provided that (i) this Lease shall not have been terminated or cancelled, (ii) Tenant shall not be in default with respect to any of Tenant’s monetary or material non-monetary obligations under this Lease (after notice of such default shall have theretofore been given to Tenant, but subject to the provisions of Subsection 38.02D below) and (iii) all of the Occupancy Conditions are then satisfied, Tenant shall have the option during the First Offer Period (which option may solely be exercised one (1) time with respect to each of the First Lower Floor Offer Space, the Second Lower Floor Offer Space and the Upper Floor Offer Space) (the “Expansion Space Options”) to lease (1) the First Lower Floor Offer Space, (2) the Second Lower Floor Offer Space, and/or (3) the Upper Floor Offer Space (the Upper Floor Offer Space, the First Lower Floor Offer Space and the Second Lower Floor Offer Space, individually or collectively as the context may require, are referred to herein as the “Expansion Space”), but only by giving Landlord notice (the “Expansion Acceptance Notice”) not later than the applicable Expansion Notice Date, which Expansion Acceptance Notice shall comply with the provisions of Schedule 1-5, clause B. Time shall be of the essence with respect to the giving of the applicable Expansion Acceptance Notice by Tenant to Landlord. If Tenant shall timely exercise the aforesaid Expansion Space Option(s), then (x) Landlord shall, within ten (10) days following Tenant’s delivery of the Expansion Acceptance Notice, deliver notice (the “Expansion Target Delivery Notice”) to Tenant of the date or estimated date on which Landlord shall deliver possession of the applicable Expansion Space to Tenant (the “Target Expansion Space Commencement Date”), vacant, broom-clean, free of any furniture, equipment and personal property of third parties, free of any then present possessory rights of other tenants or occupants, and with all Building Systems serving the Expansion Space in good working order (delivery of possession in such condition being referred to herein as “Vacant Possession”), which Target Expansion Space Commencement Date shall be no less than ninety (90) days and no more than one hundred twenty (120) days after the date on which Landlord shall have delivered the applicable Expansion Target Delivery Notice to Tenant, and (y) the applicable Expansion Space shall be added to and become part of the Demised Premises on the terms set forth in Subsection 38.01C below, as of the date on which Landlord shall deliver Vacant Possession of the applicable Expansion Space to Tenant (the “Expansion Space Commencement Date”). B. If Tenant shall fail to deliver the applicable Expansion Acceptance Notice to Landlord on or before the applicable Expansion Notice Date, then the Expansion Space Option with respect to the applicable Expansion Space shall be deemed revoked, null and void, and of no further force and effect, and Landlord may, subject to the provisions of Section 38.02 below and Article 35 hereof, thereafter proceed with the leasing of such Expansion Space to any person, upon any terms and conditions desired by Landlord (except that, if (i) Landlord delivers to Tenant the Expansion Option Acceleration Notice, (ii) Tenant does not timely exercise the Expansion Option as provided in Subsection 38.01A above, and (iii) Landlord fails to consummate a lease with the Offering Party, then Tenant shall again have the Expansion Option with respect to the Upper Floor Offer Space as set forth in Subsection 38.01A above, including the provisions of Schedule 1-5 attached hereto); provided, however, that if (I) (a) Tenant is in monetary or material non-monetary default (after Tenant shall have theretofore been given notice of any such default) as of the Expansion Notice Date, (b) Tenant is entitled to a cure period under the express provisions of this Lease with respect to such default, and (c) such cure period has not expired as of the Expansion Notice Date, then Tenant shall be entitled to deliver the applicable Expansion Acceptance Notice to Landlord on or prior to the Expansion Notice Date, the effectiveness of which Expansion Acceptance Notice shall be subject to Tenant’s cure of such monetary or material non-monetary default (and any other monetary or material non-monetary default under this Lease (after notice of such other monetary or material non-monetary default shall have been given to Tenant) occurring subsequent to the Expansion Notice Date) prior to the earlier of (x) the expiration of the applicable cure period, and (y) the Target Expansion Space Commencement Date (with such earlier date being sometimes hereinafter referred to as the “Expansion Outside Exercise Cure Date”), and which exercise of the applicable Expansion Option) shall be deemed null and void in the event that Tenant fails to cure such monetary or material non-monetary default (and any other monetary or material non-monetary default occurring subsequent to the Expansion Notice Date of which notice shall have been given to Tenant) before the Expansion Outside Exercise Cure Date, or (II) an Event of Default has occurred and is continuing, then Tenant’s exercise of Expansion Option shall be deemed null and void and of no force or effect unless (I) Tenant cures such Event of Default within five (5) Business Days after the date that Tenant delivers the Expansion Acceptance Notice to Landlord (without Landlord having given Tenant a notice to terminate this Lease pursuant to Article 15 hereof prior to the date that Tenant cures such Event of Default), and (II) Landlord, in Landlord’s sole discretion, elects to accept such cure by Tenant (and -113- NY 78267766v2 not to terminate this Lease) by giving Tenant notice thereof no later than five (5) Business Days after the date that Tenant cures such Event of Default. C. Tenant’s lease of the applicable Expansion Space shall be on the terms set forth on Schedule 1-5, clause D. D. The term “Expansion Space MVR” shall mean the annual fair market rental value of the applicable Expansion Space as of the applicable Expansion Space Commencement Date, taking into consideration all relevant factors. The Expansion Space MVR shall be determined in accordance with the provisions of Subsection 34.03B above, except that (i) all references in said Subsection 34.03B to (a) “Market Value Rent” shall be deemed to refer to “Expansion Space MVR”, (b) the initial determination of the Expansion Space MVR shall be made by Landlord, with notice (the “Expansion Space MVR Notice”) given by Landlord to Tenant stating Landlord's initial determination of the Expansion Space MVR on or before the sixtieth (60th) day following Landlord's receipt of the applicable Expansion Acceptance Notice, and all references to the “MVR Notice” shall be deemed to refer to the “Expansion Space MVR Notice”, (c) “Determination Date” shall be deemed to refer to the “Extension Space Commencement Date”, (d) “Demised Premises” shall be deemed to refer to the applicable “Expansion Space”, and (e) “for the applicable Renewal Term” and similar terms shall be deemed deleted; and (ii) Landlord’s Determination shall be set forth in the Expansion Space MVR Notice, and all time periods set forth in Article 34 for delivery by Landlord of Landlord’s Determination shall be deemed inoperative. If for any reason the Expansion Space MVR shall not have been determined prior to the applicable Expansion Space Commencement Date, then, until the Expansion Space MVR and, accordingly, the Fixed Rent, shall have been finally determined, the Fixed Rent payable for the applicable Expansion Space shall be equal to the Fixed Rent then in effect for the Demised Premises (pro-rated per rentable square foot of the applicable Expansion Space) on the applicable Expansion Space Commencement Date. Upon final determination of the Expansion Space MVR, an appropriate adjustment to the Fixed Rent for the applicable Expansion Space shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall credit against installments of Rent next coming due or pay to the other any overpayment or deficiency, as the case may be, in the payment of Fixed Rent for the applicable Expansion Space for the period from the applicable Expansion Space Commencement Date to the date of such final determination. E. Landlord shall use commercially reasonable efforts to deliver possession of the applicable Expansion Space to Tenant on the Target Expansion Space Commencement Date. If Landlord shall be unable to deliver possession of the Expansion Space to Tenant on the Target Expansion Space Commencement Date for any reason beyond Landlord's control, the Expansion Space Commencement Date shall be deferred to and shall be the date on which the applicable Expansion Space is available for Tenant’s occupancy as provided in Section 38.01A above (provided that such delay is not caused solely by Tenant). The provisions of this Section 38.01 are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. Section 38.02 A. Provided that (i) this Lease shall not have been terminated or cancelled, (ii) Tenant shall not then be in default of any of Tenant’s monetary or material non-monetary obligations under this Lease (after notice of such monetary or material non-monetary default shall have theretofore been given to Tenant, but subject to the proviso at the end of Subsection 38.02D below) and no Event of Default has occurred that is then continuing (but subject to the proviso at the end of Subsection 38.02D below), and (iii) all of the Occupancy Conditions are then satisfied, Tenant shall have and is hereby granted a one-time right of first refusal during the Second Offer Period with respect to each ROFR Space, subject to, and in accordance with, the terms and conditions of this Section 38.02. B. If Landlord and a prospective tenant (the "Prospective Tenant") shall, directly or through agents or brokers, come to an agreement on economic terms (the “Prospective LOI Terms”) with respect to a proposed lease of (i) the Upper Floor Offer Space, (ii) the First Lower Floor Offer Space, and/or (ii) the Second Lower Floor Offer Space, in each case, individually or as part of a Large Block Transaction (each, a “ROFR Space”), prior to the expiration of the Second Offer Period, then Landlord shall promptly give Tenant notice thereof (the "First Refusal Notice"), together with a copy of (a) the Prospective LOI Terms, and (b) a term sheet, which contains economic terms identical to the Prospective LOI Terms, except for changes in the name, address and -114- NY 78267766v2 reference to the tenant (revised to reflect that Tenant will be the tenant), and any other changes which are necessary or appropriate to reflect the fact that Tenant is the proposed tenant, as opposed to the Prospective Tenant (the “Tenant Term Sheet”). Landlord shall not consummate such lease to the Prospective Tenant unless and until (x) Tenant shall have notified Landlord that Tenant does not intend to exercise the First Refusal Right, or (y) Tenant shall fail to timely exercise the First Refusal Right hereinafter set forth. The floor plans for the ROFR Space are attached hereto as Exhibit “P”. C. (i) Upon receipt of the First Refusal Notice, Tenant shall have the right (the "First Refusal Right") to lease the applicable ROFR Space described in the Tenant Term Sheet (the "First Refusal Premises") on the terms and conditions as set forth in Subsections 38.01C(ii) and 38.01C(iii) below, which terms and conditions will be reflected in the Tenant Term Sheet. Notwithstanding anything to the contrary contained herein, if the applicable ROFR Space is being offered to a Perspective Tenant as part of a Large Block Transaction, the First Refusal Premises shall be deemed to include all (but not less than all) of the space set forth in the Prospective LOI Terms. (ii) If the term of the lease described in the Prospective LOI Terms (with such lease being referred to herein as the "First Refusal Lease") shall be longer than the then prevailing Lease Term, then the term of the First Refusal Lease shall be shortened to be co-terminus with the then prevailing Lease Term and Tenant’s lease of the First Refusal Premises shall be on the terms set forth in the Prospective LOI Terms, with any rent concessions, work contributions or other economic concessions being proffered to the Prospective Tenant pursuant to the Prospective LOI Terms proportionately reduced. (iii) If the term of the First Refusal Lease shall be shorter than the then prevailing Lease Term, then the term of the First Refusal Lease shall be as set forth on Schedule 1-5, clause E. The ROFR MVR shall be determined in accordance with the provisions of Subsection 34.03B above, except that (i) all references in said Subsection 34.03B to (a) “Market Value Rent” shall be deemed to refer to “ROFR MVR”, (b) the initial determination of the ROFR MVR shall be made by Landlord and set forth in the Tenant Term Sheet, and all references to the “MVR Notice” shall be deemed to refer to the “Tenant Term Sheet”, (c) “Determination Date” shall be deemed to refer to the “ROFR Space Commencement Date”, (d) “Demised Premises” shall be deemed to refer to the applicable “First Refusal Premises”, and (e) “for the applicable Renewal Term” and similar terms shall be deemed deleted; and (ii) Landlord’s Determination shall be set forth in the Tenant Term Sheet, and all time periods set forth in Article 34 for delivery by Landlord of Landlord’s Determination shall be deemed inoperative. If for any reason the ROFR MVR shall not have been determined prior to the applicable ROFR Space Commencement Date, then, until the ROFR MVR and, accordingly, the Fixed Rent and Recurring Additional Rent, shall have been finally determined, the Fixed Rent and Recurring Additional Rent payable for the First Refusal Premises shall be equal to the Fixed Rent and Recurring Additional Rent then in effect for the Demised Premises (pro-rated per rentable square foot of the applicable First Refusal Space) on the ROFR Space Commencement Date. Upon final determination of the ROFR MVR, an appropriate adjustment to the Fixed Rent and Recurring Additional Rent for the First Refusal Premises shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall credit against installments of Rent next coming due or pay to the other any overpayment or deficiency, as the case may be, in the payment of Fixed Rent and Recurring Additional Rent for the First Refusal Premises for the period from the ROFR Space Commencement Date to the date of such final determination. D. If Tenant shall elect to exercise the First Refusal Right, then, within fifteen (15) Business Days following delivery to Tenant of the First Refusal Notice and the items set forth in clauses (a) and (b) of Subsection 38.01B above (the “ROFR Outside Exercise Date”), Tenant shall notify Landlord that Tenant wishes to exercise the First Refusal Right, and Tenant shall execute and deliver to Landlord the Tenant Term Sheet, with time being of the essence as to Tenant's delivery to Landlord of the executed Tenant Term Sheet. If Tenant shall fail to timely execute and deliver the Tenant Term Sheet to Landlord, Tenant shall be deemed to have waived the First Refusal Right as to the transaction contemplated in such Prospective LOI Terms; provided, however, that if (a) Tenant is in monetary or material non-monetary default (after Tenant shall have theretofore been given notice of any such monetary or material non-monetary default) as of the ROFR Outside Exercise Date, (b) Tenant is entitled to a cure period under the express provisions of this Lease with respect to such monetary or material non-monetary default, and (c) such cure period has not expired as of the ROFR Outside Exercise Date, then Tenant shall be entitled to deliver the executed Tenant Term Sheet to Landlord on or prior to the ROFR Outside Exercise Date, the effectiveness of which Tenant Term Sheet shall be subject to Tenant’s cure of such monetary or material non- -115- NY 78267766v2 monetary default (and any other monetary or material non-monetary default under this Lease (after notice of such other monetary or material non-monetary default shall have been given to Tenant) occurring subsequent to the ROFR Outside Exercise Date) prior to the earlier of (x) the expiration of the applicable cure period, and (y) the ROFR Space Commencement Date (with such earlier date being sometimes hereinafter referred to as the “ROFR Outside Exercise Cure Date”), and which delivery of the Tenant Term Sheet (and Tenant’s exercise of the First Refusal Right) shall be deemed null and void in the event that Tenant fails to cure such monetary or material non- monetary default (and any other monetary or material non-monetary default occurring subsequent to the Outside Exercise Date of which notice shall have been given to Tenant) before the ROFR Outside Exercise Cure Date, and (b) and an Event of Default has occurred and is continuing as of the ROFR Exercise Outside Date, then Tenant’s exercise of the Right of First Refusal and the delivery of the Tenant Term Sheet shall be deemed null and void and of no force or effect unless (I) Tenant cures such Event of Default within five (5) Business Days after the date that Tenant delivers the Tenant Term Sheet to Landlord (without Landlord having given Tenant a notice to terminate this Lease pursuant to Article 15 hereof prior to the date that Tenant cures such Event of Default), and (II) Landlord, in Landlord’s sole discretion, elects to accept such cure by Tenant (and not to terminate this Lease) by giving Tenant notice thereof no later than five (5) Business Days after the date that Tenant cures such Event of Default. If Tenant shall have elected to exercise the First Refusal Right with respect to a particular ROFR Space, Tenant shall not have any further First Refusal Right with respect to such ROFR Space, and the First Refusal Right with respect to such ROFR Space, shall be deemed to be null and void and of no further force or effect, except that if Tenant revokes its exercise of the First Refusal Right, pursuant to the terms and conditions of Section 38.03 hereof, Tenant shall again be entitled to the First Refusal Right with respect to such ROFR Space. E. Following full execution of the Tenant Term Sheet, Landlord and Tenant shall promptly consummate the transaction contemplated thereby in accordance with the terms of the Tenant Term Sheet. Section 38.03 If Tenant shall timely exercise the aforesaid First Refusal Right, then the First Refusal Premises shall be added to and become part of the Demised Premises on the terms set forth in Subsection 38.02C above, as of the date (the “ROFR Space Commencement Date”) on which Landlord shall have delivered possession of the First Refusal Premises to Tenant in the condition required pursuant to the provisions of Subsection 38.03C above. Landlord shall use commercially reasonable efforts to deliver possession of the First Refusal Premises to Tenant on the date set forth in the Tenant Term Sheet as the anticipated commencement date for the First Refusal Premises (the “Target ROFR Space Commencement Date”). If Landlord shall be unable to deliver possession of the First Refusal Premises to Tenant for any reason on or before the Target ROFR Space Commencement Date, the ROFR Space Commencement Date shall be deferred to and shall be the date on which the First Refusal Premises is available for Tenant’s occupancy, vacant and free from tenants or other occupants and otherwise in the condition set forth in Subsection 38.02C above, and Landlord shall have no liability to Tenant for such failure to deliver possession on the Target ROFR Space Commencement Date, and Landlord shall continue to use commercially reasonable efforts to deliver possession of the First Refusal Premises to Tenant; provided, however, that if Tenant delivers a notice to Landlord requesting that Landlord commence holdover litigation proceedings against the current tenant or occupant of the First Refusal Premises (the “ROFR Space Holdover Proceeding Notice”), then Landlord shall, within thirty (30) days after receipt of the ROFR Space Holdover Proceeding Notice from Tenant, commence holdover litigation proceedings against such tenant or occupant if such holdover tenant or occupant shall not have vacated the First Refusal Premises by the end of such thirty (30) day period. If the ROFR Space Commencement Date does not occur on or prior to the one hundred eightieth (180th) day following the Target ROFR Space Commencement Date (the “ROFR Inclusion Outside Date”), then Tenant, at Tenant’s sole election, within ten (10) Business Days after the ROFR Inclusion Outside Date, may elect to revoke its exercise of the First Refusal Right by giving notice thereof to Landlord no later than the tenth (10th) Business Day following the ROFR Inclusion Outside Date (with time being of the essence), in which event the First Refusal Right shall be null and void and of no further force or effect as to the First Refusal Premises as of the date set forth in Tenant’s written revocation of its execution of the Tenant Term Sheet (which shall be the date that Tenant delivers such revocation to Landlord), and Landlord shall have no further obligation with respect to offering the First Refusal Premises (or the applicable portion thereof) to Tenant, it being agreed that, if Tenant does not elect to revoke its exercise of the First Refusal Right by giving such notice to Landlord on or before the date that is ten (10) Business Days after the ROFR Inclusion Outside Date, then Landlord shall diligently and in good faith continue the holdover litigation proceedings against the current tenant or occupant of the First Refusal Premises until the occurrence of the ROFR Space Commencement Date. This Section 38.03 constitutes “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law and any other law of like import now or hereafter in effect. -116- NY 78267766v2

Section 38.04 The rights of expansion and first refusal granted pursuant to this Article 38 shall be deemed a personal right limited to FTI Tenant (with subtenants and assignees other than any Related Entity or Successor Entity of FTI having no rights or options hereunder), and in connection with the granting of such right, all references in this Article 38 to "Tenant" shall be deemed to refer only to FTI Tenant. ARTICLE 39. PARKING SPACES Section 39.01 Subject to and in accordance with the terms and conditions of this Lease, provided that Tenant is then in actual occupancy of at least 120,720 rentable square feet (including occupancy by permitted Desk Sharing Entities) in the 7-21 Condominium, Landlord hereby grants to Tenant, and Tenant shall have the right to use up to six (6) parking spaces in the cellar level of the Building (i.e., two (2) Parking Space(s) per each 40,240 rentable square feet), the exact location of such space to be designated by Landlord in Landlord’s sole and absolute discretion (each, a “Parking Space”) during the Lease Term on and subject to the terms and conditions set forth in this Article 39. On or prior to the date that is ninety (90) days following the Commencement Date, Tenant shall deliver notice to Landlord specifying the total number of Parking Spaces, if any, that Tenant elects to reserve (the “Parking Election Notice”). Provided that Tenant pays the Parking Fee, Landlord shall cause such Parking Spaces to be reserved for Tenant for the remainder of the Lease Term (subject to the provisions of Section 39.08 below), or such earlier time as Tenant elects, upon notice to Landlord, to no longer reserve any or all of such Parking Spaces. If Tenant fails to deliver such Parking Election Notice, Landlord shall have the right to send Tenant a notice of same containing a legend in not less than 14 point font, bold, upper case letter stating “TENANT’S PARKING SPACES REMINDER NOTICE” and if Tenant shall have failed to deliver to Landlord the Parking Election Notice within five (5) Business Days after Landlord’s delivery of such reminder notice, Landlord shall have no further obligation hereunder to cause to be reserved or otherwise cause to be provided any Parking Spaces for Tenant’s use. Tenant acknowledges and agrees that each Parking Space is currently (subject to change as determined by the Board at the Board’s discretion) accessible (i) by vehicle from the loading dock area of the Building using a vehicle elevator, and (ii) by foot from the main lobby of the Building using a stairway and/or freight elevator designed by Landlord. Section 39.02 Tenant shall pay to Landlord, as additional rent in consideration for the right to reserve or use each Parking Space, a monthly sum (the “Parking Fee”), in advance on the first day of each month during the Lease Term, without any setoffs or deductions whatsoever. Subject to the terms of Section 39.01 above, if the date on which Tenant delivers the Parking Election Notice shall commence on other than the first day or last day, respectively, of a calendar month, the Parking Fee for such month shall be prorated. The Parking Fee for the Parking Space(s) for the first year of the Lease Term shall be Six Hundred ($600.00) Dollars per month per Parking Space. Such Parking Fee shall be increased on each anniversary of the Commencement Date so that the Parking Fee for the Parking Space(s) equals (i) the Parking Fee for the Parking Space(s) for the prior year, plus (ii) an amount equal to the Parking Fee for the Parking Space(s) for the prior year multiplied by three (3%) percent. In addition to the Parking Fee, Tenant shall reimburse Landlord for the New York City parking tax or other governmental fee, assessment or taxes (other than income taxes) imposed upon such parking charges within thirty (30) days after Landlord’s written request therefor. Section 39.03 The right to use the Parking Space(s) granted pursuant to this Article 39 does not and shall not be deemed to constitute a lease or a conveyance of the Parking Space(s) by Landlord to Tenant, or to confer upon Tenant any right, title, estate or interest in the Parking Space(s). Instead, Tenant is granted only a personal privilege to use the Parking Space(s) for the Lease Term, on and subject to the terms and conditions set forth herein. Section 39.04 Tenant shall not permit the whole or any portion of the Parking Space(s) to be occupied by any person or entity other than Tenant or employees of Tenant and its affiliated entities who are authorized in accordance herewith to use the Parking Space(s) (each, a “Tenant’s Parking User”). Tenant shall deliver to Landlord prior notice of the name of each Tenant’s Parking User who is to have access to the Parking Space(s), which Tenant shall have the right to update at any time; it being agreed that Landlord may require each Tenant’s Parking User to use reasonable visible identification (e.g., bumper decal, window sticker or pass) to evidence authorized use of the Parking Space(s). -117- NY 78267766v2

Section 39.05 Notwithstanding that the Parking Space(s) is(are) not (and shall not be deemed to be) part of the Demised Premises, all of Tenant’s indemnity and insurance obligations set forth elsewhere in this Lease shall be applicable to the Parking Space(s). The foregoing shall not be construed to diminish or reduce Tenant’s obligations pursuant to Section 6.01 above with respect to Tenant Necessitated Repairs. Section 39.06 Tenant hereby acknowledges that Landlord has granted the right to use the Parking Space(s) to Tenant with the express understanding that Landlord shall have no liability to Tenant whatsoever for any theft, vandalism or other damage that may occur to any automobiles parked in the Parking Space(s) (except if and to the extent of damage resulting from the negligence, bad faith or willful misconduct of Landlord and any Persons Within Landlord’s Control. Tenant hereby releases and discharges Landlord and any Persons Within Landlord’s Control from any liability or obligation whatsoever with respect to any theft, vandalism or other damage that may occur to any automobiles parked in the Parking Space(s) (except if and to the extent of damage resulting from the negligence, bad faith or willful misconduct of Landlord or any Persons Within Landlord’s Control). Tenant acknowledges that Landlord’s employees and security personnel have no duty to protect any automobiles parked in the Parking Space(s). The willful failure or willful refusal of Landlord’s employees or security personnel to intervene to protect any automobiles parked in the Parking Space(s) that such employees or security personnel see being vandalized is expressly agreed by Tenant not to be the negligence, bad faith or willful misconduct of Landlord, its employees or agents for purposes of this Lease. Section 39.07 Landlord shall have no obligation to alter, improve, decorate, or otherwise prepare the Parking Space(s) for Tenant’s use and occupancy. Tenant shall not make any Alterations, decorations, installations or improvements of any kind whatsoever to the Parking Space(s). Section 39.08 If Tenant shall fail to actually occupy at least 120,720 rentable square feet (including occupancy by permitted Desk Sharing Entities) in the 7-12 Condominium, in addition to any other rights and remedies available to Landlord hereunder, Landlord may, upon not less than thirty (30) days’ prior to Tenant thereof, proportionately reduce the Parking Space(s) available to Tenant (i.e., two (2) Parking Spaces for every 40,240 rentable square feet), whereupon said right to use the revoked Parking Space(s) shall terminate on the date set forth in said notice, and Tenant shall vacate the revoked Parking Space(s) on said date and cause any automobiles parked by Tenant or its employees in the revoked Parking Space(s) to be removed as if that date were the date of the expiration of the Lease Term as set forth herein. Section 39.09 Tenant shall, at all times, use the Parking Spaces only in a manner that is in full compliance with all present and future Legal Requirements. Tenant, and its employees, agents, visitors and contractors, including Tenant’s Parking Users, shall observe faithfully, and comply strictly with, any and all rules and regulations established with respect to the use of the Parking Spaces by Landlord and/or the Board pursuant to Article 26 above. ARTICLE 40. ENERGY EFFICIENCY Section 40.01 A. The parties acknowledge that as of the date hereof, the Building is a “covered building” as that term is defined in the New York City Climate Mobilization Act of 2019 (as the same may be amended or modified, the “Act”), and is subject to the mandatory building emissions limitations established by the Act commencing in calendar year 2024, and continuing each year thereafter. Landlord and Tenant understand that the Act seeks to reduce greenhouse gas emissions from buildings by 40% by 2030 and 80% by 2050. To accomplish these emissions reductions, as of the date hereof, the Act imposes mandatory initial building emissions limitations for “covered buildings” for the calendar years 2024-2029 (the “Initial Compliance Period”), and more stringent building emissions limitations for the calendar years 2030-2034. Further, more stringent building emissions limitations are intended to be promulgated by the New York City Department of Buildings for calendar years following calendar year 2034. In furtherance of compliance with the Act, Landlord shall, if required by the Act, beginning on May 1, 2025, and on each May 1 thereafter, submit to the New York City Department of Buildings an -118- NY 78267766v2

annual report, certified by a registered design professional, attesting to the Building’s actual annual greenhouse gas emissions. B. The parties agree that for so long as the Act, or any successor act, is in effect, it is in their mutual best interest that the Building and the Demised Premises be operated and maintained in a manner that is environmentally responsible. In furtherance of the foregoing, Tenant shall use commercially reasonable efforts to conduct its operations in the Building and within the Demised Premises in such a manner as to minimize (i) direct and indirect energy consumption and greenhouse gas emissions; (ii) water consumption; (iii) the disposal of the material into the waste stream; and (iv) pollution of the indoor air quality of the Building and the Demised Premises. Section 40.02 A. Utilizing the formulas and building emissions intensity factors provided for in the Act, Landlord or the Board shall, at the time and in the manner required by the Act, cause to be established an emissions limitation applicable to the Demised Premises for the Initial Compliance Period (the “Demised Premises Emissions Limit”) that shall be equal to the rentable square feet of the Demised Premises multiplied by the per square foot emissions intensity limit as defined in the Act for the relevant occupancy use group, and Landlord shall deliver notice of the same to Tenant, it being agreed that Landlord or the Board shall, upon notice to Tenant, have the right to make reasonable updates to the Demised Premises Emissions Limit during the Lease Term after the Initial Compliance Period in order to comply with the Act during the Lease Term. B. Throughout the Lease Term, Tenant shall use its commercially reasonable efforts to conduct its operations in the Demised Premises in a manner as to not exceed the Demised Premises Emissions Limit then in effect. Landlord shall present to Tenant as soon as reasonably practicable following the end of each Operating Year (or portion thereof) occurring during the Lease Term (but in no event sooner than Landlord or the Board is required to deliver the same to the New York City Department of Buildings pursuant to the Act), an annual environmental performance report (the “Annual Environmental Performance Report”) setting forth the emissions produced by the Building and the Demised Premises for the preceding Operating Year, in which the emissions produced by the Demised Premises will be calculated using the Tenant’s actual submetered use of electricity, and Tenant’s prorata share of Landlord services (unless separately metered or submetered) (i.e., steam, natural gas, fuel oil). Tenant shall have the right to audit the same in accordance with the provisions of Subsection 19.04D hereof (including the timeframes set forth therein), provided that any dispute in connection therewith shall be decided by a registered building design professional selected by Landlord and reasonably acceptable to Tenant. Section 40.03 Tenant shall be entitled to all so-called “Carbon Credits” that may be created, credited or recoverable because of Tenant activities conducted within the Demised Premises (the “Tenant Carbon Credits”); it being agreed and understood that if any such “Carbon Credits” are created, credited or recoverable because of Landlord activities, even within the Demised Premises, Landlord shall be entitled to such “Carbon Credits”. Tenant shall be entitled to allocate at Tenant’s discretion such Tenant Carbon Credits created as set forth in the prior sentence, and/or qualifying NYC Renewable Energy Certificates, to the Landlord, in exchange for a reduction in Tenant’s Overage Amount for the applicable Operating Year. Tenant shall also be entitled to procure and allocate to Landlord qualifying carbon offset credits in exchange for such a reduction. Section 40.04 If, in any year during the Lease Term in which Landlord or the Board is required by the Act to report the Building’s energy use to the New York City Department of Buildings, Landlord or the Board receives a fine or penalty under the Act due to the Building exceeding its annual building emissions limitation (a “Building Emissions Penalty”), and if Tenant has exceeded the Demised Premises Emissions Limit during the applicable reporting period, Tenant’s Overage Amount shall be paid by Tenant to Landlord, as additional rent, within thirty (30) days after Landlord's demand therefor. For purposes hereof, “Tenant’s Overage Amount” shall be an amount equal to the penalty paid by the Building for exceeding its annual emissions limit multiplied by tCO2-e by which Tenant exceeded the Demised Premises Emissions Limit less any eligible “Carbon Credits” or Renewable Energy Certificates transferred by Tenant to Landlord for the applicable Operating Year, divided by tCO2-e by which the Building exceeded the emissions limit established by the Act for the Building. -119- NY 78267766v2

Section 40.05 A. Landlord may, from time to time, implement energy efficiency retrofits in the Building and/or the Demised Premises in order to comply with the Act, and Landlord shall comply with the terms and conditions of Article 13 with respect thereto. Tenant shall at all times reasonably cooperate with Landlord’s implementation of such retrofits. B. Notwithstanding anything in this lease to the contrary, to the extent such energy efficiency retrofits are reasonably necessary to ensure that the Building complies with the emissions limitations established by the Act, or if Landlord elects to incur a Building Emissions Penalty in lieu of performing any such retrofits, then, in each case, Landlord’s costs with respect thereto shall be included as part of Operating Expenses and, with respect to any energy efficiency retrofits, shall be amortized in accordance with the provisions of Subsection 19.02E(xvii). C. To the extent such energy efficiency retrofits are exclusive to the Demised Premises, and are reasonably necessary to ensure that the Demised Premises comply with the Demised Premises Emissions Limit, Tenant may request that Landlord implement such retrofits, and if Landlord agrees to do so (at Landlord’s sole discretion), Landlord’s cost to implement such measures shall be paid by Tenant to Landlord, within thirty (30) days after Landlord's demand therefor, as additional rent; provided that such costs shall be amortized on a straight-line basis over the useful life of the improvement, equipment or machinery, as reasonably estimated by Landlord or the Board, with an interest factor calculated using the Interest Rate in effect at the time that any such cost is incurred. Section 40.06 If Landlord shall receive a refund or a credit of any Building Emissions Fine with respect to a calendar year for which Tenant has paid any Tenant’s Overage Amount, then Tenant’s pro rata share of such Building Emissions Fine (based on the proportion of the Building Emissions Fine paid by Tenant during such calendar year) (“Tenant’s Allocable Share”), after deduction of reasonable legal fees, fees of building design professionals and other expenses reasonably incurred in obtaining such refund or credit and collecting the same (and after deduction of such expenses for previous calendar years which were not offset by Building Emissions Fine refunds or credits for such calendar year and which were not otherwise passed through to Tenant pursuant to the terms of this Lease) shall, if Tenant shall not be in default of any of Tenant’s monetary or material non-monetary obligations under this Lease (after notice of such default shall have theretofore been given to Tenant, subject to Subsection 40.06B below), be refunded or credited to Tenant against the next installments of Fixed Rent due hereunder. In no event shall any refund or credit due to Tenant hereunder exceed the amount of the Tenant’s Overage Amount paid by Tenant for such particular calendar year. Only Landlord shall be eligible to institute a proceeding to reduce any Building Emissions Fine under the Act. In no event shall Tenant have the right to seek any refund or reduction of the Building Emissions Fine from any governmental authority. If Landlord shall obtain or attempt to obtain a reduction in, or credit of, the Building Emissions Fine for any calendar year in which Tenant has exceeded the Demised Premises Emissions Limit, then Tenant shall pay to Landlord, within fifteen (15) days following the issuance to Tenant of a bill therefor, an amount equal to Tenant’s pro share, equitably allocated on a pro rata basis, of all reasonable out-of-pocket costs and expenses (including reasonable legal, building design professional, accountant and other expert fees (which reasonable legal fees may include customary contingent fees for matters of this type in Manhattan) and costs related to the filing of Annual Environmental Performance Reports incurred by Landlord in obtaining or attempting to obtain such reduction. A. At any time Tenant is due a refund or credit from Landlord in accordance with the foregoing provisions of Subsection 40.06A, if Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of the monetary or material non-monetary obligations of Tenant under this Lease, or an Event of Default shall have occurred that is then continuing, then Tenant’s right to receive such refund or credit shall be deemed suspended until such time as the monetary or material non-monetary default, or Event of Default, as applicable, no longer exists. B. At any time Tenant is due a refund or credit from Landlord in accordance with the foregoing provisions of Subsection 40.06A, if: (i) Tenant shall be in default (after Tenant shall have theretofore been given notice of any such default) with respect to any of the monetary or material non-monetary obligations of Tenant under this -120- NY 78267766v2

Lease, then Tenant’s right to receive such refund or credit shall be deemed suspended until such time as Tenant shall have cured such monetary or material non-monetary default. If Tenant shall have cured such monetary or material non-monetary default within the applicable cure period, then Tenant’s right to receive such refund or credit shall be deemed reinstated and shall be credited in accordance with the applicable provisions of this Article 40, or (ii) (I) an Event of Default has occurred by virtue of Tenant’s failure to cure a monetary or material non-monetary default within the specified cure period pursuant to Subsection 40.06A above, or (II) an Event of Default shall have occurred and is continuing, then, in either case, Tenant’s right to receive such refund or credit shall be deemed suspended until such time as Tenant shall have cured such Event of Default and if (a) Tenant cures such Event of Default prior to the EOD Cure Date, and Landlord shall not have terminated this Lease in accordance with Article 15 above by virtue of such Event of Default, and (b) Tenant shall not be in default of any of Tenant’s other monetary or material non-monetary obligations under this Lease after notice of such default shall have been given to Tenant (in which event Subsection 40.06B(i) above shall apply) and no other Event of Default shall have occurred that is then continuing (in which event this Subsection 40.06B(ii) shall apply), then, from and after the subject EOD Cure Date, Tenant’s right to receive such refund or credit shall be deemed reinstated and shall be credited in accordance with the applicable provisions of this Article 40. [Remainder of Page Intentionally Left Blank] -121- NY 78267766v2

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written. 1166 LLC, Landlord By: /S/ EDWARD J. MINSKOFF Name: Edward J. Minskoff_______ Title: Authorized Signatory_____ FTI CONSULTING, INC., Tenant By: /S/ CURTIS P. LU Name: Curtis P. Lu______________________________ Title: General Counsel_______________________ Tenant’s Federal ID #__52-1261113_______________________ [Signature Page to A&R Lease] NY 78267766v2